NEW ENGLAND ZENITH FUND

 TABLE OF CONTENTS



          Letter from the President......................... A-1

          Economic Review................................... A-2

          State Street Research Money Market Series......... NEZF-1

          Salomon Brothers Strategic Bond Opportunities
            Series.......................................... NEZF-7

          Salomon Brothers U.S. Government Series........... NEZF-18

          State Street Research Bond Income Series.......... NEZF-24

          Balanced Series................................... NEZF-35

          MFS Total Return Series........................... NEZF-48

          Alger Equity Growth Series........................ NEZF-58

          Capital Guardian US Equity Series................. NEZF-64

          Davis Venture Value Series........................ NEZF-71

          FI Structured Equity Series....................... NEZF-77

          Jennison Growth Series............................ NEZF-84

          MFS Investors Trust Series........................ NEZF-90

          MFS Research Managers Series...................... NEZF-97

          Zenith Equity Series.............................. NEZF-104

          FI Mid Cap Opportunities Series................... NEZF-109

          Harris Oakmark Focused Value Series............... NEZF-116

          Loomis Sayles Small Cap Series.................... NEZF-121

          Notes to Financial Statements..................... NEZF-129

          Footnotes to Portfolio Managers Commentary........ NEZF-140

                                  IMPORTANT:

               Not all funds are available under every product.
Please refer to your prospectus for information on the funds that are available.

NEW ENGLAND ZENITH FUND

 LETTER FROM THE PRESIDENT



February 2003

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the 2002 Annual Report for the New England Zenith Fund. This report includes portfolio outlooks and strategies in addition to performance histories and comparisons, portfolio allocations and financial reports as of December 31, 2002. The report is designed to help you make informed decisions on how to allocate your money within your variable product.

After a third year of uncertainty in the financial markets, it is important to remember that all securities markets are subject to volatility. Therefore, we continue to encourage you to focus on your long-term retirement and investment goals.

You have the opportunity to join other policyholders and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

/s/ Anne M. Goggin

Anne Goggin
President, New England Zenith Fund

 ECONOMIC AND CAPITAL MARKET REVIEW: YEAR ENDING DECEMBER 31, 2002


The year began with hopes for an economic recovery, a stock market rally, and a sense of security lost since September 11th. While the recession that began in 2001 was shallower and shorter than first feared, the economic recovery in 2002 was more tepid and less certain than most expected. The stock market, despite a strong final quarter, had its worst single year loss in over twenty-five years and failed to produce a positive return for a third straight year. Even as we continued the war on terrorism, political tensions in Iraq and Korea escalated. In 2001, we witnessed acts of great heroism in the wake of the horrific terrorist attacks; in 2002, we saw acts of greed and arrogance on the part of corporate executives, undermining investor's confidence in the fairness of the capital markets. Despite all the bad news that occurred during the year, there were also many improvements in many parts of the economy that should bode well for the future.

ECONOMY
Although the economy actually began to emerge from the recession at the end of 2001, the recovery was very uneven in 2002 with strong first and third quarters offset by weak second and fourth quarters. For the entire year, the economy grew at a tepid real rate of about 2.4%. While this is an improvement over the dismal 0.3% rate in 2001, it is still below the 4.0% growth rate of the 1998 to 2000 period. However, most economists are forecasting that the economy will steadily improve, albeit slowly, throughout 2003 and into 2004. Among the positive trends for the economy during the year: there was an increase in the Purchasing Managers Index, a benign inflation environment, continued strength in the consumer sector for most of the year, and a robust housing market, spurred in part by very low mortgage rates. There were, of course, several trends that were of concern to both investors and consumers: a 6.0% unemployment rate and slow job creation, a decline in the Consumer Confidence Index, and an uncertain and tense geopolitical environment. Fed Chairman Alan Greenspan and the Open Market Committee also became concerned over the course of the year, and after spending the first ten months of the year on the sidelines, reduced their target interest rate from 1.75% to 1.25% in November to spur the economy over this "soft spot".

FIXED INCOME MARKET
Bonds produced strong total returns for their investors during 2002 as seen by the 10.3% return of the Lehman Brothers Aggregate Bond Index. There were two major trends during 2002 in the fixed income market. First, interest rates fell to their lowest levels in over forty years, pushing the prices of most bonds higher. Second, concerns about the economy and corporate accounting scandals prompted bond investors to shun the risk of lower credit issues in favor of the security of treasury securities.

Short term interest rates, already at their lowest levels since the 1960s, remained close to the Fed target of 1.75% for most of the year before falling to below 1.2% at year-end in response to the Fed's further easing. Intermediate maturity yields fell even more sharply as seen by the drop in the 5-year Treasury yield from 4.3% to 2.7%. In this declining rate environment, longer maturity bonds did better than short maturity bonds.

Although lower credit bonds recovered some of their losses during the fourth quarter, they were beaten down for most of the year by concerns about a weak economy and several high profile accounting and financial disclosure scandals involving such former investor favorites as Enron, WorldCom, and Global Crossing. In response to these factors, investors avoided any risk, real or perceived, and sought the safety of treasury securities and were willing to accept much lower yields to get them. This was especially true of below investment grade or "junk" bonds, which lost 1.4%. But even investment grade corporate bonds, despite significantly higher coupon payments, trailed treasuries for the year on a total return basis.

                                    [CHART]


                          STOCK AND BOND MARKET RETURNS
         AS MEASURED BY THE FOLLOWING INDEXES* ENDING DECEMBER 31, 2002


                          1 Year        3 Years        5 Years        10 Years
                        Annualized     Annualized     Annualized     Annualized
                       Total Return   Total Return   Total Return   Total Return
                       ------------   ------------   ------------   ------------

U.S. STOCKS               -22.1%        -14.5%         -0.6%             9.3%
Standard & Poor's 500
Composite Stock Price
(S&P 500) Index

U.S. MID CAP STOCKS       -14.5%         -0.1%          6.4%           11.9%
Standard & Poor's
Mid Cap 400
(S&P 400) Index

U.S. SMALL CAP STOCKS     -20.5%         -7.5%         -1.4%            7.2%
Russell 2000(R) Index

INTERNATIONAL STOCKS      -15.9%        -17.2%         -2.9%            4.0%
MSCI EAFE(R) Index

U.S. BONDS                 10.3%         10.1%          7.6%            7.5%
Lehman Brothers
Aggregate Bond Index

Mortgage backed securities were the worst performing investment grade sector as they were hurt by the prepayments from refinancings by homeowners looking to reduce their monthly mortgage payments. The best performing sector overall was in non-dollar foreign bonds (+19.6%), which benefited from a decline in the dollar.

DOMESTIC EQUITIES
Common stocks suffered through another negative year, falling over 22% as measured by the Standard and Poor's 500 Stock Index. This was the third negative calendar year in a row, the first time that has happened since the 1930s. All of the drop occurred in the two middle quarters as concerns about a return to recession, accounting scandals, mixed corporate earnings, and increased tensions in Iraq combined to undermine investors' confidence. Over the course of the bear market from March of 2000 to September 2002, the broad equity market (S&P 500) has lost a cumulative 38% and the NASDAQ has lost 75% of its value. However, the stock market finished on an up note as it moved off the five-year lows in early October to return 8.4% for the fourth quarter.

In the previous two years there were pockets of positive performance (small cap value for example). This year, there was no place to hide. All investment styles, all market capitalizations, and all economic sectors were negative for the year. Value style stocks did hold up better than growth style stocks, but they too were down sharply for the year. Small and mid cap stocks did only slightly better than large cap stocks. The best performing sectors were Consumer Staples and Materials, each of which were down about 5% for the year. The worst performing sectors were again Technology (-37%) and Telecommunications (-34%).

Looking forward, major concerns for stock investors continue to be the strength of the economy and its impact on jobs, the potential of a war in Iraq, and, of course, the ultimate determinate of the stock market's value, corporate earnings. A primary concern about the economy is that consumers, who have been carrying the economy on their backs for the past three years, may pull back on spending. If this happens, and if the corporate sector fails to pick up its capital spending, the economy may fall back into a recession. Although many political and military experts predict any war in Iraq would be short and decisive, there is always a danger of a prolonged and expanded conflict that would unsettle the world's oil market and the global economy. Corporate earnings, after falling over the past several years, turned around in 2002 and increased nearly 50% during the year. Stock market "bulls" feel this improvement in earnings, coupled with the sharp drop in stock prices, provides a good buying opportunity, especially when compared to the low yields available on bonds. The less optimistic stock market "bears" have less confidence that the reported earnings accurately reflect the financial health of the company and are concerned about the sustainability of earnings growth in the current economic and world environment.

INTERNATIONAL EQUITIES
In an increasingly global economy, the rest of the world faced the same issues as in the United States. Concerns about the strength of the world economy and the rising global tensions were on the minds of investors around the world. Foreign stocks also fell in value during 2002, as measured by the MSCI EAFE (Europe Australasia Far East) Index return of -15.9% for the dollar-based investor. On a local currency basis however, EAFE lost about 26%. The difference was due to the drop in the dollar's value against most other currencies over the course of the year, which made non-dollar denominated securities worth more. There was no difference between the return in value style and growth style foreign stocks during the year, but foreign small stocks did much better than their large cap counterparts. Among the major markets, Japan and the Pacific Rim countries did better than the United Kingdom and the rest of Europe. Emerging Market countries, with the exception of Latin America, did better than the more developed foreign countries.

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF
 CURRENT INCOME
 CONSISTENT WITH
 THE PRESERVATION
 OF CAPITAL.

 INCEPTION
 DATE  8/26/83

 ASSET CLASS
 MONEY MARKET

   NET ASSETS
  $389 MILLION

    PORTFOLIO
     MANAGER
  STATE STREET
   RESEARCH &
   MANAGEMENT
     COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the State Street Research Money Market Series Class A shares returned 1.4%. Class B shares returned 1.2%. The average return of the Series' peer group, the Lipper Variable Insurance Products Money Market Funds/5/ category, was 1.3% for the year.

PORTFOLIO ACTIVITY
In 2002, uncertainty regarding the state of the economy and heightened geopolitical risks prevailed. As a result, overall interest rates ended the year much lower in response to weak economic conditions and a declining stock market. In the fourth quarter consumer optimism and the Federal Reserves lowering of their target rate made both the stock market and long-term interest rates rise from their October lows.

The Series outperformed in 2002 primarily for two key reasons. The first is that State Street Research emphasizes only the highest quality commercial paper names supported by rigorous credit research. This factor helped the Series outperform as the economy punished many lower quality credits.

The second important factor was that the Series added value by opportunistically moving its duration in anticipation of interest rate moves throughout the year. In early 2002, in anticipation of lower rates brought on by a weaker economy, the Series extended its weighted average maturity accordingly to lock in higher rates. Late in the first quarter, the Series reduced its duration in anticipation of stronger economic results and in response to the Federal Reserve bias change to neutral from weakness. As the year progressed and the economy and the stock market began to weaken and conviction increased that the Federal Reserve would not increase rates, the Series once again extended its duration to lock in prevailing rates in anticipation of a lower yield environment. The Series reversed this extended maturity position in August, believing that rates were close to a bottom. While this move proved pre-mature, this positioning was maintained throughout the remainder of 2002. The net result of the yield curve positioning for the Series for the year was positive relative to the industry and peer group.

PORTFOLIO OUTLOOK
Supportive monetary and fiscal policies are expected to continue to aid the "post-bubble" adjustment in the U.S. economy. We anticipate the modest recovery in U.S. economic growth to continue during 2003, at a moderately below-trend pace (trend defined as 3.00%). Federal Reserve policy is expected to remain accommodative through 2003, with no increase likely in the federal funds rate in the foreseeable future. In the near term, the U.S. is expected to remain in a low-inflation, high-productivity environment. The Fed's easy monetary stance has increased liquidity and raised the potential risk for inflation to edge up. We assume any disruptions from a possible war with Iraq would be brief and limited, but risks remain.

The Series continues to invest in only high quality first tier money market instruments such as corporate and domestic bank paper, as well as the paper of Canadian banks and provinces.


The State Street Research Money Market Series is neither insured nor guaranteed by the U.S. Government. The Series seeks but cannot assure a stable share price of $100.00.
Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    NEZF-1

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

       FACE                                 INTEREST  MATURITY     VALUE
      AMOUNT    ISSUE                         RATE      DATE     (NOTE 1A)
    -----------------------------------------------------------------------

                COMMERCIAL PAPER--100.5%

                AGRICULTURAL OPERATIONS--4.6%
    $ 6,000,000 Cargill, Inc. (144A).......  1.68%   01/10/2003 $ 5,997,480
      6,114,000 Cargill, Inc. (144A).......  1.30%   02/10/2003   6,105,169
      6,000,000 Cargill, Inc. (144A).......  1.33%   02/18/2003   5,989,360
                                                                -----------
                                                                 18,092,009
                                                                -----------

                ASSET BACKED--22.0%
     10,000,000 Windmill Funding Corp.
                 (144A)....................  1.78%   01/02/2003   9,999,506
      3,000,000 Windmill Funding Corp.
                 (144A)....................  1.71%   01/08/2003   2,999,002
     10,000,000 Preferred Receivables
                 Funding Corp. (144A)......  1.34%   01/13/2003   9,995,533
      7,000,000 Delaware Funding Corp.
                 (144A)....................  1.78%   01/14/2003   6,995,501
      6,000,000 Preferred Receivables
                 Funding Corp. (144A)......  1.32%   01/14/2003   5,997,140
      6,000,000 Windmill Funding Corp.
                 (144A)....................  1.55%   01/15/2003   5,996,383
     11,000,000 FCAR Owner Trust...........  1.76%   01/23/2003  10,988,169
      7,000,000 Kittyhawk Funding Corp.
                 (144A)....................  1.32%   01/23/2003   6,994,353
      8,000,000 FCAR Owner Trust...........  1.71%   01/24/2003   7,991,260
     10,000,000 Edison Asset Security
                 (144A)....................  1.36%   04/22/2003   9,958,067
      8,000,000 Edison Asset Security
                 (144A)....................  1.34%   05/12/2003   7,960,991
                                                                -----------
                                                                 85,875,905
                                                                -----------

                BANKS--4.9%
      6,000,000 Wells Fargo & Co...........  1.81%   01/06/2003   5,998,492
     13,000,000 J.P. Morgan Chase & Co.....  1.69%   01/07/2003  12,996,338
                                                                -----------
                                                                 18,994,830
                                                                -----------

                BUILDING & CONSTRUCTION--2.5%
      8,575,000 Sheffield Receivables Corp.
                 (144A)....................  1.37%   01/21/2003   8,568,474
      1,000,000 Sheffield Receivables Corp.
                 (144A)....................  1.34%   02/06/2003     998,660
                                                                -----------
                                                                  9,567,134
                                                                -----------

                COMPUTERS & BUSINESS EQUIPMENT--3.2%
      6,576,000 Pitney Bowes, Inc..........  1.30%   01/06/2003   6,574,812
      6,000,000 International Business
                 Machines Corp.............  1.79%   02/10/2003   5,988,067
                                                                -----------
                                                                 12,562,879
                                                                -----------

                FEDERAL AGENCIES--2.6%
     10,000,000 Federal National Mortgage
                 Association...............  1.29%   04/25/2003   9,959,150
                                                                -----------

                FINANCE & BANKING--20.9%
     10,000,000 Canadian Imperial
                 Holdings, Inc.............  1.81%   01/06/2003   9,997,486
      5,000,000 UBS Finance, Inc...........  1.35%   01/06/2003   4,999,063
      4,000,000 Citicorp...................  1.70%   01/09/2003   3,998,489
      2,000,000 General Electric Capital
                 Corp......................  1.70%   01/09/2003   1,999,244

       FACE                                INTEREST  MATURITY     VALUE
      AMOUNT    ISSUE                        RATE      DATE     (NOTE 1A)
    -----------------------------------------------------------------------

                FINANCE & BANKING--(CONTINUED)
    $ 6,000,000 Canadian Imperial
                 Holdings, Inc............  1.78%   01/14/2003 $  5,996,143
      5,000,000 Toronto Dominion
                 Holdings.................  1.77%   01/27/2003    4,993,626
     10,000,000 UBS Finance, Inc..........  1.31%   02/13/2003    9,984,353
     14,000,000 Citicorp..................  1.35%   02/27/2003   13,970,075
      3,100,000 UBS Finance, Inc..........  1.29%   03/05/2003    3,093,002
     10,000,000 General Electric Capital
                 Corp.....................  1.34%   05/08/2003    9,952,728
      5,000,000 General Electric Capital
                 Corp.....................  1.34%   05/14/2003    4,975,247
      7,500,000 Toronto Dominion
                 Holdings.................  1.33%   06/17/2003    7,453,727
                                                               ------------
                                                                 81,413,183
                                                               ------------

                FINANCIAL SERVICES--8.6%
      5,000,000 AIG Funding, Inc..........  1.49%   02/03/2003    4,993,171
     10,000,000 Caterpillar Financial
                 Services Corp............  1.31%   02/18/2003    9,982,533
     10,000,000 American Express Credit
                 Corp.....................  1.32%   02/25/2003    9,979,833
      4,500,000 American Express Credit
                 Corp.....................  1.50%   03/05/2003    4,488,188
      4,000,000 American Express Credit
                 Corp.....................  1.29%   03/31/2003    3,987,243
                                                               ------------
                                                                 33,430,968
                                                               ------------

                FOOD & BEVERAGES--7.1%
     12,814,000 Archer Daniels Midland Co.
                 (144A)...................  1.60%   02/05/2003   12,794,067
     10,000,000 The Coca-Cola Co..........  1.27%   03/07/2003    9,977,070
      5,000,000 Archer Daniels Midland
                 Co. (144A)...............  1.30%   04/08/2003    4,982,486
                                                               ------------
                                                                 27,753,623
                                                               ------------

                FOREIGN GOVERNMENT--3.8%
     10,000,000 Province of Quebec........  1.30%   03/21/2003    9,971,472
      4,752,000 Province of Quebec........  1.27%   06/10/2003    4,725,178
                                                               ------------
                                                                 14,696,650
                                                               ------------

                GAS & OIL--3.7%
      5,000,000 BP America, Inc...........  1.20%   01/02/2003    4,999,833
      9,400,000 BP America, Inc...........  1.30%   02/18/2003    9,383,707
                                                               ------------
                                                                 14,383,540
                                                               ------------

                INVESTMENT BROKERAGE--12.2%
      4,000,000 Goldman Sachs Group,
                 L.P......................  1.80%   01/06/2003    3,999,000
      9,000,000 Goldman Sachs Group,
                 L.P......................  1.77%   01/13/2003    8,994,690
     11,000,000 Morgan Stanley Dean
                 Witter & Co..............  1.75%   01/16/2003   10,991,980
      9,000,000 Morgan Stanley Dean
                 Witter & Co..............  1.76%   01/24/2003    8,989,880
      9,500,000 Merril Lynch & Co.,
                 Inc......................  1.76%   01/30/2003    9,486,531
      5,000,000 Merril Lynch & Co.,
                 Inc......................  1.51%   02/21/2003    4,989,304
                                                               ------------
                                                                 47,451,385
                                                               ------------

                See accompanying notes to financial statements.

                                    NEZF-2

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

         FACE                                INTEREST    MATURITY      VALUE
        AMOUNT    ISSUE                        RATE        DATE      (NOTE 1A)
      --------------------------------------------------------------------------

                  LEISURE--4.4%
      $ 5,000,000 Park Avenue Recreation
                   Corp. (144A).............  1.34%     01/21/2003 $  4,996,278
        7,000,000 Park Avenue Recreation
                   Corp. (144A).............  1.32%     02/06/2003    6,990,760
        5,022,000 Park Avenue Recreation
                   Corp. (144A).............  1.35%     02/11/2003    5,014,278
                                                                   ------------
                                                                     17,001,316
                                                                   ------------
                  Total Investments--100.5%
                   (Cost $391,182,572) (a).............             391,182,572
                  Other assets less liabilities--(0.5)%              (1,771,096)
                                                                   ------------
                  TOTAL NET ASSETS--100.0%.............            $389,411,476
                                                                   ============

(a)The aggregate cost for federal income tax purposes was $391,182,572.

Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At year end, the value of these securities amounted to $129,333,488 or 33.2% of net assets.

                See accompanying notes to financial statements.

                                    NEZF-3

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value........................            $391,182,572
       Cash........................................                  28,009
       Receivable for fund shares sold.............               1,507,607
       Other assets................................                     860
                                                               ------------
         Total Assets..............................             392,719,048
     LIABILITIES
       Payable for fund shares redeemed............ $2,990,441
       Accrued expenses:
        Management fees............................    115,725
        Service and distribution fees..............     11,934
        Deferred trustees fees.....................    136,670
        Other expenses.............................     52,802
                                                    ----------
         Total Liabilities.........................               3,307,572
                                                               ------------
     NET ASSETS....................................            $389,411,476
                                                               ============
       Net assets consist of:
        Capital paid in............................            $389,411,476
                                                               ------------
     NET ASSETS....................................            $389,411,476
                                                               ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($332,151,135 divided by 3,321,511
      shares of beneficial interest)...............            $     100.00
                                                               ============
     CLASS B
     Net asset value and redemption price per share
      ($57,260,341 divided by 572,604 shares
      of beneficial interest)......................            $     100.00
                                                               ============
     Identified cost of investments................            $391,182,572
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

        INVESTMENT INCOME
          Interest...............................            $6,351,768
                                                             ----------
        EXPENSES
          Management fees........................ $1,214,856
          Service and distribution fees--Class B.     86,674
          Trustees fees and expenses.............     23,102
          Custodian..............................    105,070
          Audit and tax services.................     21,450
          Legal..................................     18,470
          Printing...............................     81,504
          Insurance..............................      6,007
          Miscellaneous..........................     20,701
                                                  ----------
          Total expenses.........................             1,577,834
                                                             ----------
        NET INVESTMENT INCOME....................             4,773,934
                                                             ----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM OPERATIONS.........................            $4,773,934
                                                             ==========

                See accompanying notes to financial statements.

                                    NEZF-4

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  4,773,934  $  9,813,816
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    4,773,934     9,813,816
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (4,382,363)   (9,752,955)
    Class B.........................................................     (391,571)      (60,861)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (4,773,934)   (9,813,816)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   96,623,689    50,442,021
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   96,623,689    50,442,021

NET ASSETS
  Beginning of the year.............................................  292,787,787   242,345,766
                                                                     ------------  ------------
  End of the year................................................... $389,411,476  $292,787,787
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2002          DECEMBER 31, 2001
                                                               -------------------------  -------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................  4,684,084  $ 468,408,192   4,709,036  $ 470,903,584
  Shares issued through acquisition...........................    541,164     54,116,352           0              0
  Reinvestments...............................................     43,821      4,382,363      97,530      9,752,955
  Redemptions................................................. (4,721,369)  (472,136,885) (4,456,212)  (445,621,192)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    547,700  $  54,770,022     350,354  $  35,035,347
                                                               ==========  =============  ==========  =============
CLASS B
  Sales.......................................................    606,647  $  60,664,640     192,437  $  19,243,686
  Reinvestments...............................................      3,915        391,571         609         60,861
  Redemptions.................................................   (192,025)   (19,202,544)    (38,979)    (3,897,873)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    418,537  $  41,853,667     154,067  $  15,406,674
                                                               ==========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.    966,237  $  96,623,689     504,421  $  50,442,021
                                                               ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    NEZF-5

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH MONEY MARKET SERIES

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                         ------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
  Total from investment operations......................     1.41      3.88      6.05      4.85      5.13
                                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
  Total distributions...................................    (1.41)    (3.88)    (6.05)    (4.85)    (5.13)
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................................      1.4       4.0       6.2       5.0       5.3
Ratio of Operating Expenses to Average Net Assets (%)...     0.43      0.42      0.41      0.40      0.45
Ratio of Net Investment Income to Average Net Assets (%)     1.40      3.80      6.04      4.89      5.15
Net Assets, End of Period (000)......................... $332,151  $277,381  $242,346  $307,712  $203,597

                                                                   CLASS B
                                                         -----------------------
                                                             YEAR     MAY 1, 2001(A)
                                                            ENDED        THROUGH
                                                         DECEMBER 31,  DECEMBER 31,
                                                             2002          2001
                                                         ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................   $100.00       $100.00
                                                           -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................      1.16          1.95
                                                           -------       -------
  Total from investment operations......................      1.16          1.95
                                                           -------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............     (1.16)        (1.95)
                                                           -------       -------
  Total distributions...................................     (1.16)        (1.95)
                                                           -------       -------
NET ASSET VALUE, END OF PERIOD..........................   $100.00       $100.00
                                                           =======       =======
TOTAL RETURN (%)........................................       1.2           2.0 (b)
Ratio of Operating Expenses to Average Net Assets (%)...      0.68          0.67 (c)
Ratio of Net Investment Income to Average Net Assets (%)      1.15          1.65 (c)
Net Assets, End of Period (000).........................   $57,260       $15,407

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-6

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF
 TOTAL RETURN
 CONSISTENT WITH
 PRESERVATION OF
 CAPITAL.

 INCEPTION
 DATE  10/31/94

 ASSET CLASS
 BONDS

   NET ASSETS
  $148 MILLION

   PORTFOLIO
    MANAGER
  ROGER LAVAN
  PETER WILBY
  DAVID SCOTT

    SALOMON
    BROTHERS
     ASSET
MANAGEMENT, INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Salomon Brothers Strategic Bond Opportunities Series Class A shares returned 9.6% compared to its benchmark the Lehman Brothers Aggregate Bond Index/1/ return of 10.3%. The average return of the Series' peer group, the Lipper Variable Insurance Company Product General Bond Fund category, was 8.5% for the same time period.

PORTFOLIO ACTIVITY
Many risk-adverse investors, concerned about stock market volatility, reallocated their money from equities into higher-rated investment-grade debt securities during 2002. The Series has been able to capitalize on this trend with its increased overall allocation to investment grade securities. Non-US investment grade remained a small allocation. In contrast to 2001, when the Federal Open Market Committee ("FOMC") cut the short-term federal funds rate ("fed funds rate") on 11 occasions to stimulate economic activity, the FOMC refrained from reducing its target rate during the first 10 months of 2002.

During this time, amid investors' concerns about reports of fraudulent corporate accounting practices at several high-profile firms and uncertainties about the strength of the U.S. economy, prices of U.S. Treasury securities and other higher-rated investment-grade issues benefited from "flight-to-quality" buying as investors sought less-volatile investment alternatives. The U.S. high-yield market gained momentum late in the year as investors became more optimistic about the investment environment due to an equity market rally, an interest rate cut, improving economic data, and large mutual inflows. Despite volatility during the entire year, we became relatively more bullish on credit risk in the Series during 2002. We will be looking for appropriate opportunities to increase the portfolio's exposure to credit risk over the next few months. The Series remained neutral in duration to the benchmark.

PORTFOLIO OUTLOOK
Going forward, we believe that if the U.S. economy gradually improves, as we anticipate, the FOMC may eventually raise short-term interest rates to help minimize potential inflationary concerns. Given that prices of bonds typically move inversely to interest rates, we feel that bond prices in general may therefore come under pressure in anticipation of such a scenario. Despite these concerns, if inflation levels remained tempered and barring the occurrence of any atypical influences on a geopolitical front that could potentially alter our economic outlook, we believe investment-grade securities can offer value on a total return basis over the long-term as part of a broader balanced portfolio.

In our mind, an economic recovery may enhance the backdrop for the high-yield market--and we think that we will have a muted recovery next year. We continue to focus on opportunities in the single-B sector on a selective basis that, in our view, offer favorable risk/reward profiles. Furthermore, we are seeking suitable opportunities in lower-quality investment-grade and crossover (investment-grade/high-yield) bonds. We think the investment environment will be moderate in terms of credit risk in 2003. The U.S. economy is anticipated to improve by market observers during the next 12 to 18 months. In light of this outlook, we are focusing on selectively adding a moderate amount of credit risk to the portfolio.



                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION    20.9%
                UNITED STATES TREASURY NOTES.........    10.1
                UNITED STATES TREASURY BONDS.........     5.2
                FEDERAL REPUBLIC OF BRAZIL...........     4.0
                RUSSIAN FEDERATION...................     2.7
                UNITED MEXICAN STATES................     2.6
                AT&T WIRELESS SERVICES, INC..........     1.1
                SPRINT CAPITAL CORP..................     1.0
                LB COMMERCIAL CONDUIT MORTGAGE TRUST.     1.0
                GREEN TREE FINANCIAL CORP............     0.9

   A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                                    [CHART]

           Strategic Bond Opportunities    Lehman Brothers Aggregate Bond Index
           ----------------------------    ------------------------------------
10/94                $10,000                          $10,000
12/94                  9,860                           10,047
12/95                 11,771                           11,903
12/96                 13,461                           12,335
12/97                 14,953                           13,526
12/98                 15,259                           14,701
12/99                 15,482                           14,580
12/00                 16,598                           16,275
12/01                 17,731                           17,649
12/02                 19,434                           19,459


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                  SALOMON BROTHERS          LEHMAN
                                   STRATEGIC BOND          BROTHERS
                                    OPPORTUNITIES         AGGREGATE
                            CLASS A CLASS B(A) CLASS E(B) BOND INDEX
            1 Year            9.6%     N/A        9.4%       10.3%
            5 Years           5.4      N/A        N/A         7.6
            Since Inception   8.4      9.4%       8.9         8.5

--------------------------------------------------------------------------------

 (a) Commenced operations July 30, 2002. Return not annualized.
 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    NEZF-7

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--91.4% OF TOTAL NET ASSETS


         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
      -------------------------------------------------------------------

                  ADVERTISING--0.1%
      $   175,000 Nextmedia Operating, Inc.
                   10.750%, 07/01/11........................ $    183,969
                                                             ------------

                  AEROSPACE & DEFENSE--0.4%
          200,000 Alliant Techsystems, Inc.
                   8.500%, 05/15/11.........................      216,000
          225,000 L-3 Communications Holdings, Inc.
                   7.625%, 06/15/12.........................      231,750
          150,000 Sequa Corp. 9.000%, 08/01/09..............      144,000
                                                             ------------
                                                                  591,750
                                                             ------------

                  AIRLINES--0.4%
          569,836 U.S. Airways 2000-3G 7.890%, 03/01/19.....      595,929
                                                             ------------

                  APPAREL & TEXTILES--0.6%
          250,000 Collins & Aikman Floorcovering Corp.
                   10.000%, 01/15/07........................      252,300
           75,000 Levi Strauss & Co. 6.800%, 11/01/03.......       73,875
          125,000 Levi Strauss & Co. 7.000%, 11/01/06.......      108,750
          150,000 Levi Strauss & Co. 11.625%, 01/15/08......      146,625
          250,000 Tommy Hilfiger USA, Inc. 6.850%, 06/01/08.      235,000
                                                             ------------
                                                                  816,550
                                                             ------------

                  ASSET BACKED--2.8%
          246,925 Airplane Pass Through Trust
                   10.875%, 03/15/19........................        4,939
          750,000 Bayview Financial Acquisition Trust (144A)
                   2.620%, 11/25/30 (d).....................      738,517
        1,000,000 Bayview Financial Acquisition Trust (144A)
                   2.670%, 08/25/36 (d).....................      962,810
        1,423,446 Green Tree Financial Corp.
                   7.070%, 01/15/29 (d).....................    1,355,032
        1,053,837 Mid-State Trust 7.340%, 07/01/35..........    1,128,992
                                                             ------------
                                                                4,190,290
                                                             ------------

                  AUTO PARTS--0.5%
           75,000 Advance Stores, Inc. 10.250%, 04/15/08....       79,500
          175,000 CSK Auto, Inc. 12.000%, 06/15/06..........      187,250
          500,000 Goodyear Tire & Rubber Co.
                   8.125%, 03/15/03.........................      500,277
                                                             ------------
                                                                  767,027
                                                             ------------

                  AUTOMOBILES--0.2%
          250,000 Breed Technologies, Inc.
                   9.250%, 04/15/08 (f).....................            0
          175,000 Ford Motor Co. 7.450%, 07/16/31...........      152,227
          250,000 Key Plastics, Inc. 10.250%, 03/15/07 (f)..            0
           75,000 Meritor Automotive, Inc.
                   6.800%, 02/15/09.........................       74,160
                                                             ------------
                                                                  226,387
                                                             ------------

                  BROADCASTING--0.6%
          270,000 Charter Communication Holdings, L.L.C.
                   0/9.920%, 04/01/11 (c)...................       94,500

        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
     ---------------------------------------------------------------------

                 BROADCASTING--(CONTINUED)
     $   250,000 Charter Communication Holdings, L.L.C.
                  0/11.750%, 05/15/11 (c).................... $     62,500
         125,000 Charter Communication Holdings, L.L.C.
                  9.625%, 11/15/09...........................       55,625
          50,000 Charter Communication Holdings, L.L.C.
                  11.125%, 01/15/11..........................       22,625
          75,000 Charter Communication Holdings, L.L.C.
                  10.000%, 05/15/11..........................       33,375
         530,000 Time Warner, Inc. 6.625%, 05/15/29..........      487,295
         175,000 Viacom, Inc. 6.625%, 05/15/11...............      197,792
                                                              ------------
                                                                   953,712
                                                              ------------

                 BUILDING & CONSTRUCTION--0.1%
         125,000 Brand Services, Inc. (144A)
                  12.000%, 10/15/12..........................      131,250
                                                              ------------

                 BUSINESS SERVICES--1.0%
         650,000 Cendant Corp. 7.750%, 12/01/03..............      666,466
          25,000 Iron Mountain, Inc. 8.250%, 07/01/11........       25,750
         250,000 Iron Mountain, Inc. 8.625%, 04/01/13........      261,250
         125,000 Mail Well I Corp. 8.750%, 12/15/08..........       81,250
         200,000 R.H. Donnelley, Inc. 9.125%, 06/01/08.......      200,000
          50,000 R.H. Donnelley, Inc. (144A)
                  10.875%, 12/15/12..........................       54,500
         250,000 Safety-Kleen Services, Inc.
                  9.250%, 06/01/08 (f).......................       10,000
         175,000 Sitel Corp. 9.250%, 03/15/06................      159,250
                                                              ------------
                                                                 1,458,466
                                                              ------------

                 CHEMICALS--1.1%
         275,000 Acetex Corp. 10.875%, 08/01/09..............      291,500
         140,000 Borden Chemicals & Plastics, L.P.
                  9.500%, 05/01/05 (f).......................        1,400
         175,000 FMC Corp. (144A) 10.250%, 11/01/09..........      189,875
         225,000 Huntsman International Holdings, L.L.C.
                  9.875%, 03/01/09...........................      225,000
         275,000 ISP Chemco, Inc. 10.250%, 07/01/11..........      284,625
         200,000 Methanex Corp. 8.750%, 08/15/12.............      212,000
         150,000 Millennium America, Inc.
                  9.250%, 06/15/08...........................      156,375
         250,000 OM Group, Inc. 9.250%, 12/15/11.............      135,000
         100,000 Terra Industries, Inc. 10.500%, 06/15/05....       91,000
                                                              ------------
                                                                 1,586,775
                                                              ------------

                 COAL--0.2%
         300,000 P&L Coal Holdings Corp. 9.625%, 05/15/08....      316,875
                                                              ------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--4.7%
         475,000 Commercial Mortgage Asset Trust
                  7.350%, 01/17/32...........................      550,763
         900,000 ContiMortgage Home Equity Loan (144A)
                  7.000%, 12/25/29 (d).......................      853,630
         488,848 Countrywide Mortgage Backed Securities, Inc.
                  7.750%, 06/25/24...........................      496,797
       8,706,504 DLJ Commercial Mortgage Corp.
                  0.691%, 06/10/31 (d).......................      276,046

                See accompanying notes to financial statements.

                                    NEZF-8

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)

       FACE                                                      VALUE
      AMOUNT                                                   (NOTE 1A)
    -------------------------------------------------------------------------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
    $ 8,421,092 DLJ Commercial Mortgage Corp.
                 0.008%, 11/12/31 (d)......................   $    338,262
     24,600,000 DLJ Commercial Mortgage Corp. (144A)
                 1.364%, 10/15/30..........................        577,965
      1,000,000 G Force CDO, Ltd. 2.320%, 06/25/37 (d).....        991,880
      1,250,000 Lehman Brothers Commercial Conduit Mortgage
                 Trust 6.780%, 06/15/31....................      1,423,079
        750,000 Merit Securities Corp. (144A)
                 2.920%, 09/28/32 (d)......................        670,312
        850,000 Structured Asset Securities Corp.
                 2.620%, 08/25/32 (d)......................        804,400
                                                            --------------
                                                                 6,983,134
                                                            --------------

                COMMUNICATION SERVICES--1.9%
        125,000 American Cellular Corp. 9.500%, 10/15/09...         23,750
        325,000 American Tower Corp. 9.375%, 02/01/09......        253,500
        125,000 American Tower Corp. 5.000%, 02/15/10......         80,938
        225,000 CSC Holdings, Inc. 9.875%, 02/15/13........        219,656
        200,000 CSC Holdings, Inc. 10.500%, 05/15/16.......        198,250
        125,000 CSC Holdings, Inc. 9.875%, 04/01/23........        111,406
         25,000 Crown Castle International Corp.
                 9.375%, 08/01/11..........................         20,750
        250,000 Crown Castle International Corp.
                 10.750%, 08/01/11.........................        218,750
        300,000 EchoStar Communications Corp.
                 9.375%, 02/01/09..........................        317,250
        100,000 EchoStar DBS Corp. 10.375%, 10/01/07.......        108,250
        275,000 EchoStar DBS Corp. 9.125%, 01/15/09........        289,437
        250,000 Lin Television Corp. 8.000%, 01/15/08......        264,688
        200,000 Mediacom Broadband, L.L.C.
                 11.000%, 07/15/13.........................        203,000
        350,000 Nextel Communications, Inc.
                 9.375%, 11/15/09..........................        316,750
        150,000 Radio One, Inc. 8.875%, 07/01/11...........        160,500
                                                            --------------
                                                                 2,786,875
                                                            --------------

                COMMUNICATIONS--1.8%
        500,000 Avalon Cable, L.L.C.
                 0/11.875%, 12/01/08 (c)...................        310,000
         50,000 Crown Castle International Corp.
                 9.000%, 05/15/11..........................         40,000
        575,000 Nextel Communications, Inc.
                 0/9.950%, 02/15/08 (c)....................        526,125
        600,000 Qwest Corp. (144A) 8.875%, 03/15/12........        582,000
         60,000 SpectraSite Holdings, Inc.
                 0/12.000%, 07/15/08 (c) (g)...............         19,200
         50,000 SpectraSite Holdings, Inc.
                 0/12.875%, 03/15/10 (c) (g)...............         13,000
         75,000 SpectraSite Holdings, Inc.
                 10.750%, 03/15/10 (g).....................         27,750
        650,000 Sprint Capital Corp. 8.375%, 03/15/12......        646,750
        600,000 Sprint Capital Corp. 8.750%, 03/15/32......        570,000
                                                            --------------
                                                                 2,734,825
                                                            --------------

          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--0.6%
       $   225,000 Motorola, Inc. 8.000%, 11/01/11......... $    232,875
           150,000 Seagate Technologies Holdings (144A)
                    8.000%, 05/15/09.......................      155,250
           200,000 Unisys Corp. 8.125%, 06/01/06...........      208,500
            75,000 Unisys Corp. 7.875%, 04/01/08...........       76,500
           175,000 Xerox Corp. 5.500%, 11/15/03............      170,625
                                                            ------------
                                                                 843,750
                                                            ------------

                   CONTAINERS & GLASS--0.5%
           225,000 Plastipak Holdings, Inc.
                    10.750%, 09/01/11......................      236,531
           200,000 Radnor Holdings Corp. 10.000%, 12/01/03.      170,000
           250,000 Riverwood International Corp.
                    10.625%, 08/01/07......................      258,750
                                                            ------------
                                                                 665,281
                                                            ------------

                   COSMETICS & PERSONAL CARE--0.1%
           150,000 Playtex Products, Inc. 9.375%, 06/01/11.      165,750
                                                            ------------

                   DISCOUNT NOTES--0.2%
           325,000 General Motors Acceptance Corp.
                    6.875%, 09/15/11.......................      324,110
                                                            ------------

                   DOMESTIC OIL--0.4%
           250,000 Continental Resources, Inc.
                    10.250%, 08/01/08......................      222,500
            85,000 Key Energy Services, Inc. (Series B)
                    14.000%, 01/15/09......................       96,900
           100,000 Pioneer Natural Resources Co.
                    6.500%, 01/15/08.......................      102,736
            25,000 Pioneer Natural Resources Co.
                    9.625%, 04/01/10.......................       29,741
           250,000 United Refining Co. 10.750%, 06/15/07...      190,000
                                                            ------------
                                                                 641,877
                                                            ------------

                   DRUGS & HEALTH CARE--1.5%
           175,000 aaiPharma, Inc. 11.000%, 04/01/10.......      175,000
           300,000 AdvancePCS 8.500%, 04/01/08.............      312,000
           300,000 CONMED Corp. 9.000%, 03/15/08...........      312,000
           275,000 HCA Healthcare Co. 8.750%, 09/01/10.....      316,497
           225,000 Insight Health Services Corp.
                    9.875%, 11/01/11.......................      216,000
           250,000 Lasis Healthcare Corp. 13.000%, 10/15/09      266,250
           200,000 Tenet Healthcare Corp. 6.875%, 11/15/31.      171,000
           225,000 Triad Hospitals, Inc. 8.750%, 05/01/09..      241,031
            50,000 Triad Hospitals, Inc. 11.000%, 05/15/09.       55,250
           125,000 Vicar Operating, Inc. 9.875%, 12/01/09..      135,000
                                                            ------------
                                                               2,200,028
                                                            ------------

                   ELECTRIC UTILITIES--0.7%
           225,000 BRL Universal Equipment 8.875%, 02/15/08      234,000
           250,000 CMS Energy Corp. 9.875%, 10/15/07.......      237,500
            50,000 CMS Energy X-Tras 7.000%, 01/15/05......       43,500

                See accompanying notes to financial statements.

                                    NEZF-9

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)

           FACE                                                VALUE
          AMOUNT                                             (NOTE 1A)
        ----------------------------------------------------------------

                    ELECTRIC UTILITIES--(CONTINUED)
        $   200,000 Calpine Canada Energy Finance
                     8.500%, 05/01/08...................... $     87,000
            225,000 Calpine Corp. 8.750%, 07/15/07.........       97,875
             50,000 Calpine Corp. 7.875%, 04/01/08.........       21,000
            225,000 Western Gas Resources, Inc.
                     10.000%, 06/15/09.....................      240,750
                                                            ------------
                                                                 961,625
                                                            ------------

                    ELECTRICAL EQUIPMENT--0.1%
            100,000 Fedders North America, Inc.
                     9.375%, 08/15/07......................       76,000
                                                            ------------

                    ELECTRONICS--0.2%
            325,000 Dominion Fiber Ventures, L.L.C. (144A)
                     7.050%, 03/15/05......................      316,875
            125,000 Sanmina-SCI Corp. Zero Coupon, 09/12/20       50,938
                                                            ------------
                                                                 367,813
                                                            ------------

                    ENVIRONMENTAL CONTROL--0.3%
             75,000 Allied Waste North America, Inc.
                     8.875%, 04/01/08......................       76,125
             50,000 Allied Waste North America, Inc.
                     7.875%, 01/01/09......................       49,250
            175,000 Allied Waste North America, Inc.
                     10.000%, 08/01/09.....................      173,688
            125,000 Allied Waste North America, Inc. (144A)
                     9.250%, 09/01/12......................      126,875
                                                            ------------
                                                                 425,938
                                                            ------------

                    FEDERAL AGENCIES--21.0%
             39,104 Federal Home Loan Mortgage Corp.
                     10.000%, 05/15/20.....................       40,095
                576 Federal Home Loan Mortgage Corp.
                     100.000%, 06/15/21 (e)................        7,777
          2,069,733 Federal National Mortgage Association
                     7.390%, 01/17/13 (b)..................    2,219,843
              5,796 Federal National Mortgage Association
                     13.000%, 11/15/15.....................        6,867
             19,077 Federal National Mortgage Association
                     10.400%, 04/25/19.....................       21,599
            795,065 Federal National Mortgage Association
                     8.500%, 08/01/19......................      856,982
            309,577 Federal National Mortgage Association
                     6.500%, 03/01/26......................      323,561
             36,085 Federal National Mortgage Association
                     7.000%, 05/01/26......................       37,935
             57,793 Federal National Mortgage Association
                     7.500%, 12/01/29......................       61,173
            100,960 Federal National Mortgage Association
                     7.500%, 06/01/30......................      106,856
            158,472 Federal National Mortgage Association
                     7.500%, 08/01/30......................      167,579
            676,446 Federal National Mortgage Association
                     7.500%, 11/01/30......................      718,422

        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
     ---------------------------------------------------------------------

                 FEDERAL AGENCIES--(CONTINUED)
     $   213,972 Federal National Mortgage Association
                  7.500%, 01/01/31........................... $    226,269
          42,860 Federal National Mortgage Association
                  7.500%, 02/01/31...........................       45,396
          94,847 Federal National Mortgage Association
                  7.500%, 03/01/31...........................      100,459
      13,000,000 Federal National Mortgage Association
                  6.000%, TBA................................   13,434,694
      10,000,000 Federal National Mortgage Association
                  7.000%, TBA................................   10,515,620
       2,000,000 Federal National Mortgage Association
                  8.000%, TBA................................    2,149,376
                                                              ------------
                                                                31,040,503
                                                              ------------

                 FINANCE & BANKING--3.5%
         600,000 Bank of America Corp.
                  2.108%, 10/22/04 (d).......................      602,251
         700,000 Capital One Financial Corp.
                  7.250%, 05/01/06...........................      671,868
         325,000 Ford Motor Credit Co. 7.875%, 06/15/10......      327,036
         125,000 Ford Motor Credit Co. 7.250%, 10/25/11......      121,459
         875,000 General Electric Capital Corp.
                  6.800%, 11/01/05...........................      973,430
         500,000 Household Finance Corp. 8.000%, 07/15/10....      564,843
         125,000 Sovereign Bancorp, Inc. 10.500%, 11/15/06...      139,063
         325,000 Sprint Capital Corp. 6.875%, 11/15/28.......      261,625
         700,000 Standard Chartered Bank (144A)
                  8.000%, 05/30/31...........................      805,942
         700,000 Washington Mutual Finance Corp.
                  6.875%, 05/15/11...........................      781,250
                                                              ------------
                                                                 5,248,767
                                                              ------------

                 FINANCIAL SERVICES--1.9%
         350,031 Delta Funding NIM Trust (144A)
                  12.500%, 11/26/30..........................      350,031
         230,194 First Union Residential Securitization Trust
                  7.000%, 08/25/28...........................      236,508
         951,199 GE Capital Mortgage Services, Inc.
                  6.750%, 11/25/28...........................      978,697
         375,000 International Lease Finance Corp.
                  6.375%, 03/15/09...........................      400,607
         875,000 Lombardy Region 5.804%, 10/25/32............      910,002
                                                              ------------
                                                                 2,875,845
                                                              ------------

                 FOOD & BEVERAGES--0.6%
         175,000 Canandaigua Brands, Inc.
                  8.500%, 03/01/09...........................      183,313
         100,000 Del Monte Corp. (144A) 8.625%, 12/15/12.....      102,000
         300,000 HJ Heinz Finance Co. 6.750%, 03/15/32.......      331,232
         350,000 NEBCO Evans Holdings Co.
                  12.375%, 07/15/07 (c) (f)..................            0
         250,000 Premier International Foods, Plc.
                  12.000%, 09/01/09..........................      267,500
                                                              ------------
                                                                   884,045
                                                              ------------

                See accompanying notes to financial statements.

                                    NEZF-10

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   FOREST PRODUCTS & PAPER--0.4%
       $   100,000 Abitibi-Consolidated, Inc.
                    8.850%, 08/01/30....................... $    107,536
            75,000 Georgia-Pacific Corp. 9.625%, 03/15/22..       67,125
           425,000 Nexfor, Inc. 7.250%, 07/01/12...........      445,891
                                                            ------------
                                                                 620,552
                                                            ------------

                   GAS & OIL--1.3%
           250,000 Airgas, Inc. 7.750%, 09/15/06...........      259,500
           375,000 Devon Financing Corp. 6.875%, 09/30/11..      417,697
           250,000 Magnum Hunter Resources, Inc.
                    9.600%, 03/15/12.......................      265,625
           200,000 Pogo Producing Co. 8.250%, 04/15/11.....      211,000
            50,000 Pride International, Inc.
                    10.000%, 06/01/09......................       54,000
           275,000 Stone Energy Corp. 8.250%, 12/15/11.....      286,000
           225,000 Vintage Petroleum, Inc. 9.750%, 06/30/09      234,000
           100,000 Vlasic Foods International, Inc.
                    10.250%, 07/01/09 (f)..................       17,125
           225,000 Westport Resources Corp.
                    8.250%, 11/01/11.......................      236,250
                                                            ------------
                                                               1,981,197
                                                            ------------

                   GAS & PIPELINE UTILITIES--0.4%
           150,000 Ocean Energy, Inc. 8.375%, 07/01/08.....      157,875
           650,000 Williams Cos., Inc. 6.750%, 01/15/06 (d)      455,000
                                                            ------------
                                                                 612,875
                                                            ------------

                   HEALTH CARE--0.3%
           150,000 Extendicare Health Services, Inc.
                    9.500%, 07/01/10.......................      145,500
           250,000 Vanguard Health Systems, Inc.
                    9.750%, 08/01/11.......................      238,750
                                                            ------------
                                                                 384,250
                                                            ------------

                   HOME BUILDERS--0.1%
           175,000 Holmes Products Corp. 9.875%, 11/15/07..      116,375
                                                            ------------

                   HOTELS & RESTAURANTS--1.6%
           200,000 Capstar Hotel Co. 8.750%, 08/15/07......      134,000
           300,000 Coast Hotels & Casinos, Inc.
                    9.500%, 04/01/09.......................      321,000
           125,000 Felcor Lodging, L.P. 9.500%, 09/15/08...      127,500
           125,000 Felcor Lodging, L.P. 8.500%, 06/01/11...      123,125
           175,000 HMH Properties, Inc. 7.875%, 08/01/08...      169,750
            75,000 Host Marriot, L.P. 8.375%, 02/15/06.....       74,250
           200,000 John Q Hammons Hotels, L.P.
                    8.875%, 05/15/12.......................      201,000
           285,000 MGM Mirage, Inc. 9.750%, 06/01/07.......      314,925
           225,000 Park Place Entertainment Corp.
                    9.375%, 02/15/07.......................      240,187
           100,000 Park Place Entertainment Corp.
                    8.875%, 09/15/08.......................      106,258
           100,000 Prime Hospitality Corp. 8.375%, 05/01/12       97,000

        FACE                                                      VALUE
       AMOUNT                                                   (NOTE 1A)
     ----------------------------------------------------------------------

                 HOTELS & RESTAURANTS--(CONTINUED)
     $   200,000 Starwood Hotels & Resorts (144A)
                  7.875%, 05/01/12............................ $    198,000
          75,000 Sun International Hotels, Ltd.
                  8.875%, 08/15/11............................       76,500
          75,000 Turning Stone Casino Resort Enterprise (144A)
                  9.125%, 12/15/10............................       76,688
                                                               ------------
                                                                  2,260,183
                                                               ------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.3%
         175,000 Nortek, Inc. 9.125%, 09/01/07................      179,375
         125,000 Nortek, Inc. 8.875%, 08/01/08................      127,813
         150,000 Winsloew Furniture, Inc.
                  12.750%, 08/15/07...........................      121,500
                                                               ------------
                                                                    428,688
                                                               ------------

                 HOUSEHOLD PRODUCTS--0.6%
         315,000 Home Interiors & Gifts, Inc.
                  10.125%, 06/01/08...........................      292,950
         200,000 North Atlantic Trading, Inc.
                  11.000%, 06/15/04...........................      199,250
         300,000 United Industries Corp. 9.875%, 04/01/09.....      304,500
         150,000 Windmere-Durable Holdings, Inc.
                  10.000%, 07/31/08...........................      149,250
                                                               ------------
                                                                    945,950
                                                               ------------

                 INDUSTRIAL MACHINERY--0.3%
         150,000 Flowserve Corp. 12.250%, 08/15/10............      163,500
         100,000 NMHG Holding Co. 10.000%, 05/15/09...........      100,000
         200,000 Terex Corp. 10.375%, 04/01/11................      188,000
                                                               ------------
                                                                    451,500
                                                               ------------

                 INVESTMENT BROKERAGE--0.5%
         300,000 Goldman Sachs Group, Inc.
                  6.600%, 01/15/12............................      331,499
         300,000 Morgan Stanley Dean Witter & Co.
                  6.600%, 04/01/12............................      332,495
                                                               ------------
                                                                    663,994
                                                               ------------

                 LEISURE--0.9%
         250,000 Argosy Gaming Co. 10.750%, 06/01/09..........      275,000
          50,000 Harrahs Operating, Inc. 7.500%, 01/15/09.....       55,886
         200,000 Harrahs Operating, Inc. 8.000%, 02/01/11.....      230,670
         325,000 Horseshoe Gaming, L.L.C.
                  8.625%, 05/15/09............................      345,312
         125,000 Station Casinos, Inc. 8.375%, 02/15/08.......      132,812
         150,000 Station Casinos, Inc. (144A)
                  8.875%, 12/01/08............................      156,000
         175,000 Venetian Casino Resort, L.L.C. (144A)
                  11.000%, 06/15/10...........................      182,875
                                                               ------------
                                                                  1,378,555
                                                               ------------

                 MEDIA--0.1%
         175,000 AOL Time Warner, Inc. 7.625%, 04/15/31.......      179,862
                                                               ------------

                See accompanying notes to financial statements.

                                    NEZF-11

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


      FACE                                                         VALUE
     AMOUNT                                                      (NOTE 1A)
   -------------------------------------------------------------------------

               METALS--0.2%
   $   300,000 Trimas Corp. (144A) 9.875%, 06/15/12............ $    297,000
                                                                ------------

               MINING--0.1%
       200,000 Compass Minerals Group, Inc.
                10.000%, 08/15/11..............................      219,000
                                                                ------------

               NEWSPAPERS--0.1%
       210,000 Hollinger International, Inc.
                9.250%, 02/01/06...............................      216,563
                                                                ------------

               PETROLEUM SERVICES--0.2%
       125,000 Grey Wolf, Inc. 8.875%, 07/01/07................      127,500
       200,000 Pride Petroleum Services, Inc.
                9.375%, 05/01/07...............................      209,000
        25,000 Tesoro Petroleum Corp. 9.625%, 04/01/12.........       16,250
                                                                ------------
                                                                     352,750
                                                                ------------

               PLASTICS--0.3%
       100,000 Berry Plastics Corp. 10.750%, 07/15/12..........      106,500
       300,000 Jefferson Smurfit Corp. 8.250%, 10/01/12........      306,000
                                                                ------------
                                                                     412,500
                                                                ------------

               PRIVATE PLACEMENTS--0.3%
       475,000 NTL, Inc. 11.000%, 01/10/03 (g).................      475,000
                                                                ------------

               PUBLISHING--0.2%
        75,000 Dex Media East, L.L.C. (144A)
                9.875%, 11/15/09...............................       80,250
       125,000 World Color Press, Inc. 8.375%, 11/15/08........      130,116
        42,000 World Color Press, Inc. 7.750%, 02/15/09........       43,387
                                                                ------------
                                                                     253,753
                                                                ------------

               REAL ESTATE INVESTMENT TRUST--0.0%
        50,000 Meristar Hospitality Operating Partnership, L.P.
                9.125%, 01/15/11...............................       43,500
                                                                ------------

               RETAIL--2.0%
       200,000 Advance Stores, Inc. 10.250%, 04/15/08..........      212,000
        50,000 Cole National Group, Inc.
                8.625%, 08/15/07...............................       47,250
       225,000 Cole National Group, Inc.
                8.875%, 05/15/12...............................      211,500
       350,000 Finlay Fine Jewelry Corp. 8.375%, 05/01/08......      329,000
        65,000 Fleming Cos., Inc. 10.125%, 04/01/08............       55,900
       245,000 Gap, Inc. 8.800%, 12/15/08 (d)..................      267,050
       321,000 Guitar Center Management Co., Inc.
                11.000%, 07/01/06..............................      324,210
       125,000 Icon Health & Fitness, Inc.
                11.250%, 04/01/12..............................      108,750
        75,000 Leslie's, Poolmart, Inc. 10.375%, 07/15/04......       70,125
       125,000 Petco Animal Supplies, Inc.
                10.750%, 11/01/11..............................      137,656
        59,000 Pueblo Xtra International, Inc.
                9.500%, 08/01/03...............................       28,394

          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   RETAIL--(CONTINUED)
       $   300,000 Rite Aid Corp. 11.250%, 07/01/08........ $    277,500
           350,000 Safeway, Inc. 7.250%, 02/01/31..........      396,023
           100,000 Saks, Inc. 8.250%, 11/15/08.............       99,500
           150,000 Sealy Mattress Co. 10.875%, 12/15/07 (c)      145,500
           300,000 Sears Roebuck Acceptance Corp.
                    7.000%, 06/01/32.......................      251,488
                                                            ------------
                                                               2,961,846
                                                            ------------

                   TECHNOLOGY--0.1%
           125,000 Applied Extrusion Technologies, Inc.
                    10.750%, 07/01/11......................       80,625
           125,000 ArvinMeritor, Inc. 8.750%, 03/01/12.....      131,875
                                                            ------------
                                                                 212,500
                                                            ------------

                   TELECOMMUNICATIONS--2.3%
           375,000 AT&T Corp. 6.500%, 03/15/13.............      376,173
           375,000 AT&T Corp. 8.000%, 11/15/31 (d).........      413,337
         1,600,000 AT&T Wireless Services, Inc.
                    8.750%, 03/01/31.......................    1,568,000
           700,000 Cox Communications, Inc.
                    7.750%, 11/01/10.......................      797,268
           175,000 Insight Midwest, L.P. 10.500%, 11/01/10.      170,188
            40,000 NTL Communications Corp.
                    0/12.375%, 10/01/08 (c) (g)............        3,000
            20,000 NTL, Inc. 0/12.750%, 04/15/05 (c) (g)...        1,800
           130,000 NTL, Inc. 0/11.500%, 02/01/06 (c) (g)...       12,350
           200,000 NTL, Inc. 10.000%, 02/15/07 (g).........       19,000
           325,000 NTL, Inc. 0/9.750%, 04/01/08 (c) (g)....       26,000
                                                            ------------
                                                               3,387,116
                                                            ------------

                   TRANSPORTATION--0.0%
           200,000 Holt Group, Inc. 9.750%, 01/15/06 (f)...        6,250
                                                            ------------

                   U.S. TREASURY--15.3%
           200,000 United States Treasury Bonds
                    6.125%, 11/15/27.......................      233,680
           910,000 United States Treasury Bonds
                    5.500%, 08/15/28.......................      983,227
         2,000,000 United States Treasury Bonds
                    5.250%, 11/15/28.......................    2,088,984
         1,000,000 United States Treasury Bonds
                    6.125%, 08/15/29.......................    1,173,984
         2,600,000 United States Treasury Bonds
                    6.250%, 05/15/30.......................    3,111,368
           125,000 United States Treasury Bonds
                    5.375%, 02/15/31.......................      136,269
           700,000 United States Treasury Notes
                    5.875%, 11/15/04.......................      756,027
         4,000,000 United States Treasury Notes
                    5.750%, 11/15/05.......................    4,421,720
         3,000,000 United States Treasury Notes
                    4.625%, 05/15/06.......................    3,235,548
         3,500,000 United States Treasury Notes
                    4.375%, 05/15/07.......................    3,758,398

                See accompanying notes to financial statements.

                                    NEZF-12

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


          FACE                                                  VALUE
         AMOUNT                                               (NOTE 1A)
       ------------------------------------------------------------------

                   U.S. TREASURY--(CONTINUED)
       $ 2,500,000 United States Treasury Notes
                    4.875%, 02/15/12........................ $  2,714,745
                                                             ------------
                                                               22,613,950
                                                             ------------

                   YANKEE--15.5%
           212,108 Algeria Tranche 2.625%, 03/04/10 (d).....      188,776
           400,000 Federal Republic of Brazil
                    11.250%, 07/26/07.......................      306,000
         1,250,000 Federal Republic of Brazil
                    11.500%, 03/12/08.......................      950,000
            75,000 Federal Republic of Brazil
                    9.375%, 04/07/08........................       52,500
           300,000 Federal Republic of Brazil
                    14.500%, 10/15/09.......................      249,000
         1,850,000 Federal Republic of Brazil
                    12.000%, 04/15/10.......................    1,345,875
           800,000 Federal Republic of Brazil
                    2.625%, 04/15/12 (d)....................      436,000
         3,601,874 Federal Republic of Brazil
                    8.000%, 04/15/14........................    2,368,232
           325,000 Federal Republic of Brazil
                    12.250%, 03/06/30.......................      226,688
           260,000 Global Crossing Holdings, Ltd.
                    9.125%, 11/15/06 (f)....................        7,800
           110,000 Global Crossing Holdings, Ltd.
                    9.625%, 05/15/08 (f)....................        3,300
            90,000 Government of Jamaica (144A)
                    12.750%, 09/01/07.......................      100,800
           718,823 Kingdom of Morocco 2.563%, 01/01/09 (d)..      654,129
           100,000 Luscar Coal, Ltd. 9.750%, 10/15/11.......      107,125
           125,000 MDP Acquisitions, Plc. (144A)
                    9.625%, 10/01/12........................      130,000
           213,400 National Republic of Bulgaria
                    2.688%, 7/28/11 (d).....................      197,928
           428,571 National Republic of Bulgaria............      403,929
           425,000 Panama Republic 9.375%, 01/16/23.........      437,750
            50,000 Pierce Leahy Command Co.
                    8.125%, 05/15/08........................       51,125
         1,000,000 Republic of Argentina
                    2.313%, 03/31/23 (d) (g)................      491,546
           675,000 Republic of Colombia 10.000%, 01/23/12...      681,750
           605,000 Republic of Colombia 11.750%, 02/25/20...      647,350
            85,000 Republic of Columbia 8.375%, 02/15/27....       66,815
         2,875,000 Republic of Ecuador 6.000%, 08/15/30 (d).    1,193,125
           125,000 Republic of Panama 9.625%, 02/08/11......      136,563
           343,629 Republic of Panama 2.750%, 07/17/16......      275,075
           325,000 Republic of Peru 4.000%, 03/07/17 (d) (e)      230,761
           250,000 Republic of Philippines 8.375%, 03/12/09.      250,625
           355,000 Republic of Philippines 9.875%, 01/15/19.      351,450
           550,000 Republic of Turkey 12.375%, 06/15/09.....      599,857
           400,000 Republic of Turkey 11.500%, 01/23/12.....      412,000
           200,000 Republic of Turkey 11.875%, 01/15/30.....      210,000
           425,000 Republic of Uruguay 7.625%, 01/20/12.....      212,500
           280,000 Republica Orient Uruguay
                    7.250%, 05/04/09........................      135,800

      FACE                                                          VALUE
     AMOUNT                                                       (NOTE 1A)
   --------------------------------------------------------------------------

               YANKEE--(CONTINUED)
   $   100,000 Republica Orient Uruguay
                7.875%, 07/15/27................................ $     48,000
       275,000 Rogers Communications, Inc.
                8.875%, 07/15/07................................      262,625
     4,995,000 Russian Federation 5.000%, 03/31/30 (c)..........    3,966,030
       315,000 Telewest, Plc. 0/11.375%, 02/01/05 (c) (g).......       39,375
       525,000 United Mexican States 8.375%, 01/14/11...........      593,250
     3,025,000 United Mexican States 8.300%, 08/15/31...........    3,191,375
       250,000 United-Pan Europe Communications NV
                0/13.375%, 11/01/09 (c) (f).....................       15,000
       150,000 United-Pan Europe Communications NV
                0/13.750%, 02/01/10 (c) (f).....................        9,000
       300,000 United-Pan Europe Communications NV
                11.250%, 02/01/10 (f)...........................       22,500
       200,000 United-Pan Europe Communications NV
                11.500%, 02/01/10 (f)...........................       15,000
       325,000 Xerox Capital Europe, Plc.
                5.875%, 05/15/04................................      310,375
        75,000 Yell Finance BV 0/13.500%, 08/01/11 (c)..........       52,875
       225,000 Yell Finance BV 10.750%, 08/01/11................      247,500
                                                                 ------------
                                                                   22,885,079
                                                                 ------------
               Total Bonds & Notes
                (Identified Cost $134,654,582)..................  135,405,934
                                                                 ------------

   UNIT TRUST--0.6%

               UNITS--0.6%
   $   229,692 ContiFinancial Corp. (Liquidating Unit Trust) (f)      861,345
                                                                 ------------
               Total Units
                (Identified Cost $0)............................      861,345
                                                                 ------------

   COMMON STOCKS--0.3%
     SHARES
   --------------------------------------------------------------------------

               COMMUNICATION SERVICES--0.2%
         3,250 CSC Holdings, Inc................................      302,250
                                                                 ------------

               CONTAINERS & GLASS--0.1%
         8,621 Indesco International, Inc. (f)..................       47,415
                                                                 ------------

               FOOD & BEVERAGES--0.0%
         8,760 Imperial Sugar Co................................       38,194
                                                                 ------------
               Total Common Stocks
                (Identified Cost $842,365)......................      387,859
                                                                 ------------

   PREFERRED STOCKS--0.1%
           840 TCR Holdings (Class B) (b).......................            1
           462 TCR Holdings (Class C) (b).......................            0
         1,219 TCR Holdings (Class D) (b).......................            1
         2,521 TCR Holdings (Class E) (b).......................            3
                                                                 ------------
                                                                            5
                                                                 ------------

                See accompanying notes to financial statements.

                                    NEZF-13

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

PREFERRED STOCKS--(CONTINUED)


                                                                  VALUE
      SHARES                                                    (NOTE 1A)
    -----------------------------------------------------------------------

                COMMUNICATION SERVICES--0.1%
          2,250 CSC Holdings, Inc............................ $    213,750
                                                              ------------
                Total Preferred Stocks
                 (Identified Cost $211,925)..................      213,755
                                                              ------------

    WARRANTS--0.0%
            125 Leap Wireless International, Inc. (144A) (b).           47
          3,750 Republic of Venezuela (b)....................            0
                                                              ------------
                Total Warrants
                 (Identified Cost $40,147)...................           47
                                                              ------------

    SHORT TERM INVESTMENTS--24.2%
       FACE
      AMOUNT
    -----------------------------------------------------------------------

                COMMERCIAL PAPER--15.3%
    $ 2,850,000 DaimlerChrysler North America Holding Corp.
                 1.960%, 01/14/03............................    2,847,983
      2,850,000 Four Winds Funding Corp.
                 2.000%, 01/14/03............................    2,847,942
      4,290,000 MICA Funding, L.L.C. 1.400%, 01/14/03........    4,287,831
      2,850,000 Mermaid Funding Corp. 1.920%, 01/14/03.......    2,848,024
      4,290,000 Nieuw Amsterdam Receivables
                 1.400%, 01/14/03............................    4,287,831
      2,709,000 Polonius, Inc. 1.380%, 01/14/03..............    2,707,650
      2,850,000 eXcelon Corp. 1.950%, 01/14/03...............    2,847,993
                                                              ------------
                                                                22,675,254
                                                              ------------

                DISCOUNT NOTES--1.9%
      2,850,000 General Motors Acceptance Corp.
                 1.950%, 01/14/2003..........................    2,847,993
                                                              ------------

                REPURCHASE AGREEMENT--7.0%
     10,331,000 State Street Corp. Repurchase Agreement dated
                 12/31/02 at 1.050% to be repurchased at
                 $10,331,603 on 01/02/03, collateralized
                 by $6,905,000 U.S. Treasury Bond 9.250%
                 due 02/15/16 with a value of
                 $10,538,756.................................   10,331,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $35,854,247)...............   35,854,247
                                                              ------------
                Total Investments--116.6%
                 (Identified Cost $171,603,266) (a)..........  172,723,187
                Other assets less liabilities................  (24,638,391)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $148,084,796
                                                              ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized appreciation on investments based on cost of $171,875,771 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $ 6,198,894
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (5,351,478)
                                                                -----------
    Net unrealized appreciation................................ $   847,416
                                                                ===========

(b)Non-Income producing.
(c)Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(d)Variable or floating rate security. Rate disclosed is as of December 31, 2002.
(e)Interest only certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f)Non-Income producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(g)Non-Income Producing; Defaulted Bond.

Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,839,492 or 5.3% of net assets.
TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
LIQUIDATING UNIT TRUST--Anundivided beneficial interest in the Liquidating
                          Trust represented by a certificate.

                See accompanying notes to financial statements.

                                    NEZF-14

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value.....................             $172,723,187
       Cash.....................................                      828
       Receivable for:
        Fund shares sold........................                  500,201
        Dividends and interest..................                2,044,515
                                                             ------------
         Total Assets...........................              175,268,731
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 1,144,765
        Securities purchased....................  25,915,160
       Accrued expenses:
        Management fees.........................      80,105
        Service and distribution fees...........       3,111
        Deferred trustees fees..................      13,189
        Other expenses..........................      27,605
                                                 -----------
         Total Liabilities......................               27,183,935
                                                             ------------
     NET ASSETS.................................             $148,084,796
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $149,335,102
        Undistributed net investment income.....                3,678,619
        Accumulated net realized gains
         (losses)...............................               (6,048,846)
        Unrealized appreciation (depreciation)
         on investments.........................                1,119,921
                                                             ------------
     NET ASSETS.................................             $148,084,796
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($122,023,017 divided by
      10,669,777 shares of beneficial
      interest).................................             $      11.44
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($2,189 divided by 192 shares of
      beneficial interest)......................             $      11.41
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($26,059,590 divided by
      2,281,293 shares of beneficial interest)..             $      11.42
                                                             ============
     Identified cost of investments.............             $171,603,266
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

      INVESTMENT INCOME
        Dividends...............................             $    51,921
        Interest................................               9,038,602
                                                             -----------
                                                               9,090,523
      EXPENSES
        Management fees......................... $  833,573
        Service and distribution fees--Class E..     18,577
        Trustees fees and expenses..............     16,218
        Custodian...............................    162,930
        Audit and tax services..................     21,450
        Legal...................................      3,914
        Printing................................     42,873
        Insurance...............................      2,307
        Miscellaneous...........................      5,285
                                                 ----------
        Total expenses..........................               1,107,127
                                                             -----------
      NET INVESTMENT INCOME.....................               7,983,396
                                                             -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................   (211,944)
        Foreign currency transactions--net......     (8,788)    (220,732)
                                                 ----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  4,549,603
        Foreign currency transactions--net......      9,515    4,559,118
                                                 ----------  -----------
      Net gain (loss)...........................               4,338,386
                                                             -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................             $12,321,782
                                                             ===========


                See accompanying notes to financial statements.

                                    NEZF-15

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  7,983,396  $  6,618,484
  Net realized gain (loss)..........................................     (220,732)     (272,707)
  Unrealized appreciation (depreciation)............................    4,559,118       296,348
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   12,321,782     6,642,125
                                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (8,201,211)   (8,091,690)
    Class E.........................................................     (700,436)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (8,901,647)   (8,091,690)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   32,741,108    17,938,839
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   36,161,243    16,489,274

NET ASSETS
  Beginning of the year.............................................  111,923,553    95,434,279
                                                                     ------------  ------------
  End of the year................................................... $148,084,796  $111,923,553
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $  3,678,619  $  4,225,801
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  4,164,573  $ 46,510,864   2,937,423  $ 32,911,721
  Reinvestments...............................................    755,524     8,201,211     749,925     8,091,690
  Redemptions................................................. (4,021,240)  (44,765,421) (2,271,712)  (25,522,186)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    898,857  $  9,946,654   1,415,636  $ 15,481,225
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................        192  $      2,090           0  $          0
  Reinvestments...............................................          0             0           0             0
  Redemptions.................................................          0             0           0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................        192  $      2,090           0  $          0
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  2,154,789  $ 23,854,122     230,231  $  2,560,666
  Reinvestments...............................................     65,097       700,436           0             0
  Redemptions.................................................   (159,577)   (1,762,194)     (9,247)     (103,052)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,060,309  $ 22,792,364     220,984  $  2,457,614
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,959,358  $ 32,741,108   1,636,620  $ 17,938,839
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    NEZF-16

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

FINANCIAL HIGHLIGHTS


                                                                             CLASS A
                                                          ---------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------
                                                            2002      2001      2000     1999     1998
                                                          --------  --------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  11.20  $  11.42  $ 10.67  $ 11.43  $ 12.01
                                                          --------  --------  -------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.69      0.70     0.77     0.95     0.80
  Net realized and unrealized gain (loss) on investments.     0.35      0.04    (0.02)   (0.78)   (0.56)
                                                          --------  --------  -------  -------  -------
  Total from investment operations.......................     1.04      0.74     0.75     0.17     0.24
                                                          --------  --------  -------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.80)    (0.96)    0.00    (0.93)   (0.79)
  Distributions from net realized capital gains..........     0.00      0.00     0.00     0.00    (0.02)
  Distributions in excess of net realized capital gains..     0.00      0.00     0.00     0.00    (0.01)
                                                          --------  --------  -------  -------  -------
  Total distributions....................................    (0.80)    (0.96)    0.00    (0.93)   (0.82)
                                                          --------  --------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD........................... $  11.44  $  11.20  $ 11.42  $ 10.67  $ 11.43
                                                          ========  ========  =======  =======  =======
TOTAL RETURN (%).........................................      9.6       6.6      7.0      1.4      2.0
Ratio of Operating Expenses to Average Net Assets (%)....     0.85      0.84     0.78     0.81     0.85
Ratio of Net Investment Income to Average Net Assets (%).     6.25      6.44     6.90     8.15     7.20
Portfolio Turnover Rate (%)..............................      239       248      360      224      283
Net Assets, End of Period (000).......................... $122,023  $109,448  $95,434  $94,910  $95,450

                                                              CLASS B                CLASS E
                                                          ---------------  -----------------------
                                                          JULY 30, 2002(A)     YEAR     MAY 1, 2001(A)
                                                              THROUGH         ENDED        THROUGH
                                                           DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                               2002            2002          2001
                                                          ---------------  ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................     $10.43         $ 11.20        $10.80
                                                              ------         -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.14            0.73          0.10
  Net realized and unrealized gain (loss) on investments.       0.84            0.29          0.30
                                                              ------         -------        ------
  Total from investment operations.......................       0.98            1.02          0.40
                                                              ------         -------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............       0.00           (0.80)         0.00
  Distributions from net realized capital gains..........       0.00            0.00          0.00
  Distributions in excess of net realized capital gains..       0.00            0.00          0.00
                                                              ------         -------        ------
  Total distributions....................................       0.00           (0.80)         0.00
                                                              ------         -------        ------
NET ASSET VALUE, END OF PERIOD...........................     $11.41         $ 11.42        $11.20
                                                              ======         =======        ======
TOTAL RETURN (%).........................................        9.4 (b)         9.4           3.7 (b)
Ratio of Operating Expenses to Average Net Assets (%)....       1.10 (c)        1.00          0.99 (c)
Ratio of Net Investment Income to Average Net Assets (%).       5.66 (c)        6.03          5.50 (c)
Portfolio Turnover Rate (%)..............................        239 (c)         239           248 (c)
Net Assets, End of Period (000)..........................     $    2         $26,060        $2,476

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-17

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF
 CURRENT INCOME
 CONSISTENT WITH
 PRESERVATION OF
 CAPITAL AND
 MAINTENANCE OF
 LIQUIDITY.

 INCEPTION
 DATE  10/31/94

 ASSET CLASS
 U.S.
 GOVERNMENT
 BONDS

   NET ASSETS
  $248 MILLION

   PORTFOLIO
    MANAGER
  ROGER LAVAN
    SALOMON
    BROTHERS
     ASSET
MANAGEMENT, INC.


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Salomon Brothers U.S. Government Series Class A shares returned 7.9%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index/3/, return of 9.6%. The average return of its peer group, the Lipper Variable Insurance Company Product US Mortgage Fund/5/ category, was 8.5% for the same period.

PORTFOLIO ACTIVITY
Many risk-adverse investors, concerned about stock market volatility, reallocated their money from equities into higher-rated investment-grade debt securities during 2002. In contrast to 2001, when the Federal Open Market Committee ("FOMC") cut the short-term federal funds rate ("fed funds rate") on 11 occasions to stimulate economic activity, the FOMC refrained from reducing its target rate during the first 10 months of 2002. As rates fell beyond most investors' expectations, buyers looking to replace lost mortgage duration drove mortgage rates even lower. Despite the advancement in quantitative mortgage models, many investors and financial institutions were clearly caught off guard by the speed and magnitude of the refinancing response. Throughout the year U.S. Treasury securities were the most favorable place to hide when compared to the performance of other investment grade sectors.

The Series remained consistent with its allocation of mortgage-backed securities versus Treasuries throughout 2002 in light of the treasury attribution to performance. The Series may see a reversal of that attribution in 2003 given the fact of overvaluation within treasuries. The Series' current allocation mix positions it for dampened volatility from our economic outlook and may benefit the Series from historical out performance of spread sectors during an economic recovery. We continue to monitor the refinancing boom affecting the mortgage sector and possible outcomes as prepayments begin to slow resulting in duration extension of the Series.

PORTFOLIO OUTLOOK
Looking ahead, we believe that if the U.S. economy were to gradually improve, as we anticipate, the FOMC may eventually raise short-term interest rates to help minimize potential inflationary concerns. Given that prices of bonds typically move inversely to interest rates, we feel that bond prices in general may therefore come under pressure in anticipation of such a scenario. Despite the these concerns, if inflation levels remained tempered, and barring the occurrence of any atypical influences on a geopolitical front that could potentially alter our economic outlook, we believe U.S. Treasury securities can offer value on a total return basis over the long-term as part of a broader balanced portfolio. Given the recent environment, we are vigilantly monitoring the course of events in Iraq and other factors that, in our opinion, may potentially influence the direction of interest rates and the economy.


                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...    56.2%
              UNITED STATES TREASURY NOTES............    19.2
              FEDERAL HOME LOAN MORTGAGE CORP.........    15.7
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION     1.0
              FEDERAL HOME LOAN BANKS.................     0.5
              UNITED STATES TREASURY BONDS............     0.0

                       A $10,000 INVESTMENT COMPARED TO
                       THE LEHMAN BROTHERS INTERMEDIATE
                             GOVERNMENT BOND INDEX


                                    [CHART]

          Salomon Brothers              Lehman  Brothers Intermediate
           U.S. Government                U.S. Government Bond Index
           ---------------                --------------------------
10/94          10,000                              10,000
12/94          10,060                               9,988
12/95          11,571                              11,427
12/96          11,954                              11,891
12/97          12,967                              12,810
12/98          13,954                              13,897
12/99          13,978                              13,964
12/00          15,439                              15,427
12/01          16,477                              16,726
12/02          17,786                              18,338


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                       LEHMAN BROTHERS
                               SALOMON BROTHERS         INTERMEDIATE
                                U.S. GOVERNMENT          GOVERNMENT
                         CLASS A CLASS B(A) CLASS E(B)   BOND INDEX
         1 Year            7.9%     N/A        7.7%          9.6%
         5 Years           6.5      N/A        N/A           7.4
         Since Inception   7.3      3.6%       7.3           7.7

--------------------------------------------------------------------------------

 (a) Commenced operations July 30, 2002. Return not annualized.
 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    NEZF-18

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--92.6% OF TOTAL NET ASSETS

            FACE                                              VALUE
           AMOUNT                                           (NOTE 1A)
         -------------------------------------------------------------

                     FEDERAL AGENCIES--73.3%
         $ 1,000,000 Federal Home Loan Banks
                      5.800%, 09/02/08.................... $ 1,125,853
              51,506 Federal Home Loan Mortgage Corp.
                      7.500%, 05/01/07....................      54,543
               3,787 Federal Home Loan Mortgage Corp.
                      6.000%, 10/01/10....................       4,000
              72,578 Federal Home Loan Mortgage Corp.
                      7.000%, 07/01/11....................      77,358
              12,722 Federal Home Loan Mortgage Corp.
                      11.750%, 01/01/12...................      13,927
             172,266 Federal Home Loan Mortgage Corp.
                      6.500%, 08/01/13....................     181,387
              22,715 Federal Home Loan Mortgage Corp.
                      8.250%, 04/01/17....................      24,672
              34,931 Federal Home Loan Mortgage Corp.
                      9.000%, 10/01/17....................      38,004
              54,811 Federal Home Loan Mortgage Corp.
                      8.000%, 12/01/19....................      59,427
              83,780 Federal Home Loan Mortgage Corp.
                      10.500%, 06/01/20...................      96,710
             200,232 Federal Home Loan Mortgage Corp.
                      8.000%, 07/01/20....................     216,782
             198,184 Federal Home Loan Mortgage Corp.
                      10.000%, 09/01/20...................     225,823
              75,519 Federal Home Loan Mortgage Corp.
                      6.500%, 03/01/26....................      78,922
              14,614 Federal Home Loan Mortgage Corp.
                      6.500%, 05/01/26....................      15,273
              18,748 Federal Home Loan Mortgage Corp.
                      6.500%, 06/01/26....................      19,593
             395,752 Federal Home Loan Mortgage Corp.
                      6.500%, 07/01/26....................     413,583
             733,757 Federal Home Loan Mortgage Corp.
                      6.000%, 10/01/28....................     758,617
             646,955 Federal Home Loan Mortgage Corp.
                      6.000%, 11/01/28....................     671,806
           1,803,088 Federal Home Loan Mortgage Corp.
                      8.000%, 09/01/31....................   1,932,949
          22,900,000 Federal Home Loan Mortgage Corp.
                      6.000%, TBA.........................  23,672,875
          10,000,000 Federal Home Loan Mortgage Corp.
                      6.500%, TBA.........................  10,412,500
             405,822 Federal National Mortgage Association
                      7.246%, 12/28/28 (b)................     431,987
             689,911 Federal National Mortgage Association
                      7.390%, 01/17/13 (b)................     739,948
             295,269 Federal National Mortgage Association
                      13.596%, 04/25/09 (b)...............     315,906
              58,972 Federal National Mortgage Association
                      6.500%, 06/01/08....................      62,553
              22,747 Federal National Mortgage Association
                      6.500%, 12/01/10....................      24,054
             423,924 Federal National Mortgage Association
                      6.500%, 04/01/13....................     446,891
             246,721 Federal National Mortgage Association
                      6.500%, 07/01/13....................     260,087

            FACE                                              VALUE
           AMOUNT                                           (NOTE 1A)
         --------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
         $   263,323 Federal National Mortgage Association
                      7.000%, 12/01/14.................... $    279,370
              41,863 Federal National Mortgage Association
                      7.000%, 07/01/15....................       44,379
              76,965 Federal National Mortgage Association
                      7.000%, 08/01/15....................       81,591
              17,654 Federal National Mortgage Association
                      12.500%, 09/20/15...................       20,877
             152,668 Federal National Mortgage Association
                      12.000%, 10/01/15...................      178,829
              19,042 Federal National Mortgage Association
                      13.000%, 11/15/15...................       22,562
              11,526 Federal National Mortgage Association
                      12.000%, 01/15/16...................       13,510
              88,728 Federal National Mortgage Association
                      12.500%, 01/15/16...................      104,627
               4,307 Federal National Mortgage Association
                      11.500%, 09/01/19...................        4,998
              47,240 Federal National Mortgage Association
                      7.000%, 11/01/23....................       49,825
              85,778 Federal National Mortgage Association
                      6.500%, 03/01/26....................       89,653
              46,886 Federal National Mortgage Association
                      7.000%, 07/01/26....................       49,289
             216,188 Federal National Mortgage Association
                      7.000%, 02/01/28....................      226,818
             363,502 Federal National Mortgage Association
                      7.000%, 10/01/28....................      381,532
             176,017 Federal National Mortgage Association
                      7.000%, 11/01/28....................      184,748
             276,800 Federal National Mortgage Association
                      7.000%, 02/01/29....................      291,832
             805,057 Federal National Mortgage Association
                      6.500%, 04/01/29....................      837,886
              28,045 Federal National Mortgage Association
                      8.000%, 11/01/29....................       30,073
             328,709 Federal National Mortgage Association
                      7.500%, 12/01/29....................      347,931
             261,955 Federal National Mortgage Association
                      7.000%, 01/01/30....................      275,765
           1,255,000 Federal National Mortgage Association
                      6.527%, 05/25/30....................    1,392,894
             205,622 Federal National Mortgage Association
                      8.000%, 08/01/30....................      221,669
             174,826 Federal National Mortgage Association
                      8.000%, 10/01/30....................      188,469
             507,334 Federal National Mortgage Association
                      7.500%, 11/01/30....................      538,816
             154,135 Federal National Mortgage Association
                      7.500%, 01/01/31....................      163,700
               3,950 Federal National Mortgage Association
                      8.000%, 02/01/31....................        4,259
              44,159 Federal National Mortgage Association
                      8.000%, 03/01/31....................       47,338
          44,000,000 Federal National Mortgage Association
                      6.000%, TBA.........................   45,529,082

                See accompanying notes to financial statements.

                                    NEZF-19

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


   FACE                                                 VALUE
  AMOUNT                                              (NOTE 1A)
-----------------------------------------------------------------

            FEDERAL AGENCIES--(CONTINUED)
$61,000,000 Federal National Mortgage Association
             6.500%, TBA............................ $ 63,497,218
 14,000,000 Federal National Mortgage Association
             7.000%, TBA............................   14,721,868
  2,000,000 Federal National Mortgage Association
             8.000%, TBA............................    2,149,376
  5,000,000 Federal National Mortgage Association
             5.500%, TBA............................    5,179,690
     69,064 Government National Mortgage Association
             9.000%, 12/15/16.......................       76,459
    774,021 Government National Mortgage Association
             8.500%, 06/15/25.......................      850,729
    213,925 Government National Mortgage Association
             7.500%, 01/15/29.......................      228,291
    153,042 Government National Mortgage Association
             7.500%, 09/15/29.......................      162,998
    122,405 Government National Mortgage Association
             7.500%, 01/15/30.......................      130,292
    198,405 Government National Mortgage Association
             7.500%, 02/15/30.......................      211,190
     12,527 Government National Mortgage Association
             7.500%, 03/15/30.......................       13,334
    235,548 Government National Mortgage Association
             7.500%, 04/15/30.......................      250,725
    181,956 Government National Mortgage Association
             7.500%, 05/15/30.......................      194,151
    195,401 Government National Mortgage Association
             7.500%, 06/15/30.......................      207,992
    282,834 Government National Mortgage Association
             7.500%, 09/15/30.......................      301,058
                                                     ------------
                                                      182,153,723
                                                     ------------

            U.S. TREASURY--19.3%
    100,000 United States Treasury Bonds
             6.375%, 08/15/27.......................      120,195
  3,000,000 United States Treasury Notes
             2.750%, 09/30/03.......................    3,034,218
  1,500,000 United States Treasury Notes
             5.250%, 05/15/04.......................    1,579,980
  5,000,000 United States Treasury Notes
             2.250%, 07/31/04.......................    5,065,625
  2,000,000 United States Treasury Notes
             6.750%, 05/15/05.......................    2,229,766
  5,000,000 United States Treasury Notes
             5.750%, 11/15/05.......................    5,527,150
 12,500,000 United States Treasury Notes
             4.375%, 05/15/07.......................   13,422,850
 13,000,000 United States Treasury Notes
             3.250%, 08/15/07.......................   13,321,958
  3,000,000 United States Treasury Notes
             6.500%, 02/15/10.......................    3,585,936
                                                     ------------
                                                       47,887,678
                                                     ------------
            Total Bonds & Notes
             (Identified Cost $225,450,278).........  230,041,401
                                                     ------------

SHORT-TERM INVESTMENTS--73.1%

   FACE                                                       VALUE
  AMOUNT                                                    (NOTE 1A)
------------------------------------------------------------------------

            COMMERCIAL PAPER--8.1%
$ 4,995,000 DaimlerChrysler North America Holdings Corp.
             1.960%, 01/14/03............................ $   4,991,465
  7,520,000 Four Winds Funding Corp.
             2.000%, 01/14/03............................     7,514,569
  7,520,000 Mermaid Funding Corp. 1.920%, 01/14/03.......     7,514,786
                                                          -------------
                                                             20,020,820
                                                          -------------

            REPURCHASE AGREEMENTS--65.0%
 40,000,000 Greenwich Repurchase Agreement dated
             12/31/02 at 1.100% to be repurchased at
             $40,002,444 on 01/02/03, collaterized by
             $40,715,000 U.S. Treasury Bond 1.750%
             due 01/02/03 with a value of
             $40,816,788.................................    40,000,000
 40,000,000 J.P. Morgan Chase & Co. Repurchase
             Agreement dated 12/31/02 at 1.000% to
             be repurchased at $40,002,222 on
             01/02/03, collateralized by $30,763,000
             U.S. Treasury Bond 7.125% due 02/15/23
             with a value of $40,800,044.................    40,000,000
 41,390,000 State Street Corp. Repurchase Agreement dated
             12/31/02 at 1.050% to be repurchased at
             $41,392,414 on 01/02/03, collateralized
             by $20,050,000 U.S. Treasury Bond
             9.250% due 02/15/16 with a value of
             $30,601,313 and $8,990,000 U.S.
             Treasury Bond 7.250% due 05/15/16 with
             a value of $11,619,575......................    41,390,000
 40,000,000 Warburg Dillon Reed Repurchase Agreement
             dated 12/31/02 at 1.100% to be
             repurchased at $40,002,444 on 01/02/03,
             collateralized by $39,326,000 U.S. Treasury
             Bond 3.625% due 03/31/04 with a value of
             $40,800,725.................................    40,000,000
                                                          -------------
                                                            161,390,000
                                                          -------------
            Total Short Term Investments
             (Identified Cost $181,410,819)..............   181,410,820
                                                          -------------
            Total Investments--165.7%
             (Identified Cost $406,861,097) (a)..........   411,452,221
            Other assets less liabilities................  (163,199,657)
                                                          -------------
            TOTAL NET ASSETS--100%....................... $ 248,252,564
                                                          =============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized appreciation on investments based on cost of $407,025,326 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $4,592,123
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value........   (165,228)
                                                                ----------
    Net unrealized appreciation................................ $4,426,895
                                                                ==========

(b)Variable or floating rate security. Rate disclosed is as of December 31, 2002.

Key to Abbreviations:

TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                See accompanying notes to financial statements.

                                    NEZF-20

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value.....................              $250,062,221
       Investment in repurchase agreements
        (at Cost $161,390,000)..................               161,390,000
                                                              ------------
       Total investments........................               411,452,221
       Cash.....................................                       548
       Receivable for:
        Fund shares sold........................                 1,067,793
        Dividends and interest..................                   970,840
                                                              ------------
         Total Assets...........................               413,491,402
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $    987,122
        Securities purchased....................  164,069,068
       Accrued expenses:
        Management fees.........................      141,311
        Service and distribution fees...........        7,919
        Deferred trustees fees..................       12,271
        Other expenses..........................       21,147
                                                 ------------
         Total Liabilities......................               165,238,838
                                                              ------------
     NET ASSETS.................................              $248,252,564
                                                              ============
       Net assets consist of:
        Capital paid in.........................              $239,354,619
        Undistributed net investment income.....                 1,752,409
        Accumulated net realized gains
         (losses)...............................                 2,554,412
        Unrealized appreciation (depreciation)
         on investments.........................                 4,591,124
                                                              ------------
     NET ASSETS.................................              $248,252,564
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($180,988,664 divided by
      14,667,811 shares of beneficial
      interest).................................              $      12.34
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($2,159 divided by 175 shares of
      beneficial interest)......................              $      12.31
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($67,261,741 divided by
      5,461,363 shares of beneficial interest)..              $      12.32
                                                              ============
     Identified cost of investments.............              $406,861,097
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

        INVESTMENT INCOME
          Interest................................          $ 4,773,676
                                                            -----------
        EXPENSES
          Management fees......................... $915,362
          Deferred expense reimbursement..........   13,998
          Service and distribution fees--Class E..   43,736
          Trustees fees and expenses..............   16,680
          Custodian...............................   83,075
          Audit and tax services..................   21,450
          Legal...................................    6,654
          Printing................................  100,464
          Insurance...............................    2,311
          Miscellaneous...........................    5,013
                                                   --------
          Total expenses..........................            1,208,743
                                                            -----------
        NET INVESTMENT INCOME.....................            3,564,933
                                                            -----------
        REALIZED AND UNREALIZED GAIN (LOSS)
        Realized gain (loss) on:
          Investments--net........................            5,480,772
        Unrealized appreciation (depreciation) on:
          Investments--net........................            3,616,935
                                                            -----------
        Net gain (loss)...........................            9,097,707
                                                            -----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM OPERATIONS..........................          $12,662,640
                                                            ===========

                See accompanying notes to financial statements.

                                    NEZF-21

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,564,933  $  3,483,914
  Net realized gain (loss)..........................................    5,480,772       720,653
  Unrealized appreciation (depreciation)............................    3,616,935       437,225
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   12,662,640     4,641,792
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (3,873,917)   (4,229,836)
    Class E.........................................................     (619,393)            0
                                                                     ------------  ------------
                                                                       (4,493,310)   (4,229,836)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (2,058,355)            0
    Class E.........................................................     (399,391)            0
                                                                     ------------  ------------
                                                                       (2,457,746)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (6,951,056)   (4,229,836)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  134,186,646    50,769,337
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  139,898,230    51,181,293

NET ASSETS
  Beginning of the year.............................................  108,354,334    57,173,041
                                                                     ------------  ------------
  End of the year................................................... $248,252,564  $108,354,334
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $  1,752,409  $  2,452,392
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales....................................................... 10,458,929  $127,000,023   5,602,038  $ 66,679,482
  Reinvestments...............................................    496,916     5,932,272     369,096     4,229,836
  Redemptions................................................. (4,818,108)  (58,490,162) (2,228,636)  (26,430,367)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  6,137,737  $ 74,442,133   3,742,498  $ 44,478,951
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................        175  $      2,119           0  $          0
  Reinvestments...............................................          0             0           0             0
  Redemptions.................................................          0             0           0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................        175  $      2,119           0  $          0
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  5,250,111  $ 63,562,494     542,635  $  6,492,396
  Reinvestments...............................................     85,406     1,018,784           0             0
  Redemptions.................................................   (399,904)   (4,838,884)    (16,885)     (202,010)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  4,935,613  $ 59,742,394     525,750  $  6,290,386
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. 11,073,525  $134,186,646   4,268,248  $ 50,769,337
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    NEZF-22

NEW ENGLAND ZENITH FUND

 SALOMON BROTHERS U.S. GOVERNMENT SERIES

FINANCIAL HIGHLIGHTS



                                                                 CLASS A
                                              --------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                              --------------------------------------------
                                                2002      2001     2000     1999     1998
                                              --------  --------  ------- -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD......... $  11.97  $  11.94  $ 10.81 $ 11.47  $ 11.14
                                              --------  --------  ------- -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................     0.38      0.37     0.67    0.65     0.47
 Net realized and unrealized gain (loss) on
   investments...............................     0.54      0.41     0.46   (0.62)    0.37
                                              --------  --------  ------- -------  -------
 Total from investment operations............     0.92      0.78     1.13    0.03     0.84
                                              --------  --------  ------- -------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income....    (0.38)    (0.75)    0.00   (0.66)   (0.45)
 Distributions from net realized capital
   gains.....................................    (0.17)     0.00     0.00   (0.03)   (0.06)
                                              --------  --------  ------- -------  -------
 Total Distributions.........................    (0.55)    (0.75)    0.00   (0.69)   (0.51)
                                              --------  --------  ------- -------  -------
NET ASSET VALUE, END OF PERIOD............... $  12.34  $  11.97  $ 11.94 $ 10.81  $ 11.47
                                              ========  ========  ======= =======  =======
TOTAL RETURN (%).............................      7.9       6.7     10.5     0.2      7.5
Ratio of Operating Expenses to Average Net
 Assets (%)..................................     0.70      0.70     0.70    0.70     0.70
Ratio of Net Investment Income to Average
 Net Assets (%)..............................     2.20      4.49     6.29    5.89     5.70
Portfolio Turnover Rate (%)..................      672       362      583     530      496
Net Assets, End of Period (000).............. $180,989  $102,066  $57,173 $50,967  $45,807
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................     0.70      0.73     0.71    0.72     0.77

                                                  CLASS B                CLASS E
                                              ---------------- -----------------------
                                              JULY 30, 2002(A)     YEAR     MAY 1, 2001(A)
                                                  THROUGH         ENDED        THROUGH
                                                DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........      $11.88        $ 11.96        $11.45
                                                   ------        -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................        0.04           0.31          0.07
 Net realized and unrealized gain (loss) on
   investments...............................        0.39           0.42          0.44
                                                   ------        -------        ------
 Total from investment operations............        0.43           0.73          0.51
                                                   ------        -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income....        0.00          (0.20)         0.00
 Distributions from net realized capital
   gains.....................................        0.00          (0.17)         0.00
                                                   ------        -------        ------
 Total Distributions.........................        0.00          (0.37)         0.00
                                                   ------        -------        ------
NET ASSET VALUE, END OF PERIOD...............      $12.31        $ 12.32        $11.96
                                                   ======        =======        ======
TOTAL RETURN (%).............................         3.6 (b)        7.7           4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)..................................        0.95 (c)       0.85          0.85 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)..............................        1.34 (c)       2.05          3.39 (c)
Portfolio Turnover Rate (%)..................         672 (c)        672           362 (c)
Net Assets, End of Period (000)..............      $    2        $67,262        $6,289
The Ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................        0.95 (c)       0.85          0.88 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-23

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT OBJECTIVE
 TO ACHIEVE A COMPETITIVE
 TOTAL RETURN PRIMARILY FROM
 INVESTING IN FIXED-INCOME
 SECURITIES.

 INCEPTION DATE  8/26/83

 ASSET CLASS
 U.S. BONDS

         NET ASSETS
         $1 BILLION

      PORTFOLIO MANAGER
   STATE STREET RESEARCH &
     MANAGEMENT COMPANY
      FIXED INCOME TEAM

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the State Street Research Bond Income Series Class A Shares returned 8.5% compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/, which returned 10.3%. The average return of the Series' peer group, the Lipper Variable Products Corporate Debt A Rated Funds/5/, was 8.5% for the same period.

PORTFOLIO ACTIVITY
For the full year, our shorter-than-benchmark duration detracted from our performance as yields fell and Treasuries rallied in the face of an economy that remains sluggish with continued weakness in stocks. Much tighter spreads throughout the year in the agency sector helped them outperform. Consequently, our structural underweight (in favor of higher yielding sectors) during these periods was slightly negative for the sector.

Although corporate bond yield spreads narrowed during the fourth quarter, allowing the sector to outperform Treasuries for the quarter, our strong issue selection and avoidance of several credit "blow-ups" could not offset the corporate sector's poor performance relative to Treasuries for the full year. Throughout the period, investors shunned risk. As a result, even investment grade credits were negatively impacted.

Like their investment-grade brethren, the high-yield market had an excellent final quarter. However, for the full year, the high-yield sector was the worst performing sector. Our diversified, higher quality approach to this sector yielded better results than the market, but even this could not offset the uncertainty and event risk that enveloped the high yield bond market during 2002.

For the year, the Emerging Market Debt sector ended in positive territory and our allocation to this non-benchmark sector added to the portfolio's performance in spite of headline risk in Brazil and Argentina, and our security selection helped us avoid these problems.

PORTFOLIO OUTLOOK
We continue to expect U.S. economic growth to proceed at a pace below 3.00% in 2003. While we do not foresee a return to recession, we believe that growth will remain fairly muted. Consequently, Federal Reserve policy will remain accommodative through 2003. In the near term, the Fed's easy monetary stance has increased the potential risk for inflation to edge up. Within this context, we expect that US interest rates will begin to rise as concerns about a "double-dip" recession recede.

We are maintaining our shorter than benchmark duration position, but we are looking to reduce and/or eliminate our yield curve position as most of the gain from underweighting the 5-10 year part of the curve has been realized. We believe that premium coupon mortgages will perform well as interest rates stabilize (reducing prepayment risk) and have continued to emphasize them in our strategy. Given our outlook for a slowly improving economy, we believe that the Credit sector will experience modest excess return and are emphasizing shorter, lower rated issues. We are maintaining our overweight in the High Yield sector in light of their attractive spreads, but we will look to cap exposure if the sector rally begun in the fourth quarter continues through fair value. Likewise, our Emerging Market exposure remains a diversified overweight. We believe the sector will remain in a narrow range as rising commodity prices will be offset by a weaker US dollar and would reduce our allocation into strength. We remain on the sidelines within the non-US dollar denominated markets, seeing more attractive opportunities in other asset classes.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                         % OF TOTAL
SECURITY                                 NET ASSETS
---------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION...    32.2%
UNITED STATES TREASURY BONDS............     5.7
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION     5.5
UNITED STATES TREASURY NOTES............     1.2
CITIBANK CREDIT CARD ISSUANCE TRUST.....     1.1
FORD MOTOR CREDIT CO....................     1.0
GENERAL MOTORS ACCEPTANCE CORP..........     0.9
CITIGROUP, INC..........................     0.9
MORGAN STANLEY DEAN WITTER CAPITAL, INC.     0.9
UNITED MEXICAN STATES...................     0.8

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX SINCE
                                   12/31/91


                                    [CHART]

             State Street           Lehman Brothers
         Research Bond Income    Aggregate Bond Index
         --------------------    --------------------
12/92        $10,000                  $10,000
12/93         11,260                   10,975
12/94         10,881                   10,655
12/95         13,188                   12,623
12/96         13,794                   13,082
12/97         15,296                   14,345
12/98         16,680                   15,591
12/99         16,603                   15,462
12/00         17,957                   17,260
12/01         19,540                   18,718
12/02         21,193                   20,637

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                             STATE STREET RESEARCH     LEHMAN BROTHERS
                                  BOND INCOME             AGGREGATE
                         CLASS A CLASS B(A) CLASS E(B)   BOND INDEX
         1 Year            8.5%     8.2%       N/A          10.3%
         5 Years           6.7      N/A        N/A           7.6
         10 Years          7.8      N/A        N/A           7.5
         Since Inception   9.5      8.0        6.8%          9.8

--------------------------------------------------------------------------------
 (a) Commenced operations May 1, 2001.
 (b) Commenced operations April 23, 2002. Return not annualized.
 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    NEZF-24

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--97.2% OF TOTAL NET ASSETS



          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
      -------------------------------------------------------------------

                   ADVERTISING--0.0%
      $    175,000 R.H. Donnelley Finance Corp. (144A)
                    8.875%, 12/15/10..................... $       187,250
                                                          ---------------

                   AEROSPACE & DEFENSE--0.7%
         2,650,000 L-3 Communications Holdings, Inc.
                    7.625%, 06/15/12.....................       2,729,500
           345,000 Lockheed Martin Corp. 8.200%, 12/01/09         426,936
         2,700,000 Raytheon Co. 8.200%, 03/01/06.........       3,033,520
           750,000 United Technologies Corp.
                    7.125%, 11/15/10.....................         879,784
                                                          ---------------
                                                                7,069,740
                                                          ---------------

                   AGRICULTURAL MACHINERY--0.3%
         2,500,000 Cargill, Inc. (144A) 6.250%, 05/01/06.       2,757,350
                                                          ---------------

                   AIRLINES--0.4%
           775,000 Delta Airlines, Inc. 7.570%, 11/18/10.         774,199
         2,900,000 Delta Airlines, Inc. 6.417%, 07/02/12.       3,069,817
                                                          ---------------
                                                                3,844,016
                                                          ---------------

                   ASSET BACKED--2.9%
         1,250,000 Chase Manhattan Auto Owner Trust
                    4.170%, 09/15/08.....................       1,292,290
         2,405,000 Citibank Credit Card Issuance Trust
                    7.450%, 09/15/07.....................       2,624,812
         2,300,000 Citibank Credit Card Issuance Trust
                    7.050%, 09/17/07.....................       2,546,376
         3,325,000 Citibank Credit Card Issuance Trust
                    6.650%, 05/15/08.....................       3,587,392
         1,825,000 Citibank Credit Card Issuance Trust
                    1.890%, 12/10/08 (b).................       1,829,352
         4,500,000 Distribution Financial Services Trust
                    5.670%, 01/17/17.....................       4,852,831
         2,375,000 Fleet Commercial Loan Master, L.L.C.
                    2.855%, 11/16/07 (b).................       2,353,387
         2,725,000 Ford Credit Auto Owner Trust
                    4.790%, 11/15/2006...................       2,838,627
         1,225,000 MBNA Credit Card Master Note Trust
                    6.550%, 12/15/08.....................       1,326,306
         4,475,000 MBNA Credit Card MasterTrust
                    2.640%, 06/15/09 (b).................       4,490,749
            10,000 MBNA Master Credit Card Trust II
                    6.600%, 04/16/07.....................          10,853
         1,125,000 MBNA Master Credit Card Trust II
                    7.000%, 02/15/12.....................       1,292,624
                                                          ---------------
                                                               29,045,599
                                                          ---------------

                   AUTO PARTS--0.6%
         4,025,000 Dana Corp. 9.000%, 08/15/11...........       3,884,125
         1,725,000 Lear Corp. 7.960%, 05/15/05...........       1,770,281
                                                          ---------------
                                                                5,654,406
                                                          ---------------

       FACE                                                       VALUE
      AMOUNT                                                    (NOTE 1A)
   -------------------------------------------------------------------------

                AUTOMOBILES--0.7%
   $    600,000 AutoNation, Inc. 9.000%, 08/01/08........... $       606,000
      1,375,000 Briggs & Stratton Corp. 8.875%, 03/15/11....       1,481,563
      3,475,000 DaimlerChrysler North America Holding Corp.
                 8.500%, 01/18/31...........................       4,276,738
      1,325,000 Ford Motor Co. 7.450%, 07/16/31.............       1,152,576
                                                             ---------------
                                                                   7,516,877
                                                             ---------------

                BANKS--1.8%
      2,350,000 Bank One N.A.--Illinois
                 5.500%, 03/26/07...........................       2,559,223
      4,750,000 Bank of America Corp. 7.400%, 01/15/11......       5,595,334
        900,000 First National Bank--Massachusetts
                 7.375%, 09/15/06...........................       1,002,955
      1,775,000 MBNA America Bank National
                 7.125%, 11/15/12...........................       1,857,557
      1,475,000 Union Planters Bank 5.125%, 06/15/07........       1,571,413
      5,325,000 Wells Fargo & Co. 5.125%, 02/15/07..........       5,719,124
                                                             ---------------
                                                                  18,305,606
                                                             ---------------

                BROADCASTING--0.4%
        775,000 Comcast Cable Commerce, Inc.
                 6.875%, 06/15/2009.........................         824,517
      2,950,000 News America, Inc. 6.625%, 01/09/08.........       3,161,760
                                                             ---------------
                                                                   3,986,277
                                                             ---------------

                BUILDING & CONSTRUCTION--0.4%
      1,750,000 Beazer Homes USA, Inc.
                 8.375%, 04/15/12...........................       1,802,500
      2,300,000 D.R. Horton, Inc. 8.500%, 04/15/12..........       2,311,500
                                                             ---------------
                                                                   4,114,000
                                                             ---------------

                BUSINESS SERVICES--0.2%
      2,125,000 Waste Management, Inc.
                 6.875%, 05/15/09...........................       2,231,265
                                                             ---------------

                CHEMICALS--0.9%
      2,125,000 Airgas, Inc. 9.125%, 10/01/11...............       2,295,000
      1,125,000 FMC Corp. (144A) 10.250%, 11/01/09..........       1,215,000
      1,050,000 ISP Chemco, Inc. 10.250%, 07/01/11..........       1,086,750
      2,100,000 Lyondell Chemical Co. 9.625%, 05/01/07......       2,016,000
        725,000 Millennium America, Inc. (144A)
                 9.250%, 06/15/08...........................         755,813
      2,225,000 OM Group, Inc. 9.250%, 12/15/11.............       1,201,500
                                                             ---------------
                                                                   8,570,063
                                                             ---------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--6.5%
      1,850,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 7.080%, 07/15/31......................       2,139,959
      1,825,000 Cheyne Investment Grade CDO I (144A)
                 3.178%, 09/26/09(b)........................       1,724,625
      5,650,000 Commercial Mortgage Acceptance Corp.
                 (144A) 6.230%, 07/15/31....................       4,739,635
      3,424,078 GSR Mortgage Loan Trust
                 1.000%, 05/25/32...........................       3,463,199

                See accompanying notes to financial statements.

                                    NEZF-25

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


      FACE                                                         VALUE
     AMOUNT                                                      (NOTE 1A)
  ---------------------------------------------------------------------------

               COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
  $  2,800,000 Holmes Financing, Plc.
                3.220%, 07/15/40 (b)......................... $     2,800,000
     5,160,000 J.P. Morgan Commercial Mortgage Finance
                Corp. 6.507%, 10/15/35.......................       5,799,305
     2,300,000 J.P. Morgan Project Commercial Mortgage
                Finance Corp. 7.238%, 09/15/29...............       2,641,320
     3,818,899 Lehman Brothers-UBS Commercial Mortgage
                Trust (144A) 6.155%, 07/14/16................       4,144,875
     1,180,000 Merrill Lynch Mortgage Investors, Inc.
                6.960%, 11/21/28.............................       1,248,895
       425,405 Morgan Stanley Capital I, Inc.
                6.190%, 03/15/30.............................         454,665
     7,700,000 Morgan Stanley Dean Witter Capital, Inc.
                6.460%, 02/15/33.............................       8,622,844
     2,375,000 NationsLink Funding Corp. (Class E)
                7.105%, 08/20/30.............................       2,569,845
     1,325,000 NationsLink Funding Corp.
                6.795%, 08/20/30.............................       1,499,816
     2,066,736 PNC Mortgage Acceptance Corp.
                7.050%, 10/12/33.............................       2,302,400
     3,850,000 PNC Mortgage Acceptance Corp.
                7.300%, 10/12/33.............................       4,515,617
     5,375,000 Principal Residential Mortgage Capital (144A)
                4.550%, 12/20/04.............................       5,619,348
     4,475,000 Salomon Brothers Commercial Mortgage Trust
                6.226%, 12/18/35.............................       4,963,403
     1,600,000 Salomon Brothers Mortgage Securities VII, Inc.
                6.134%, 02/18/34.............................       1,763,447
     1,318,210 Structured Asset Securities Corp.
                6.790%, 10/12/34.............................       1,395,653
     2,675,000 Wamu Mortgage Pass Through Certificates
                5.572%, 06/25/32.............................       2,732,275
                                                              ---------------
                                                                   65,141,126
                                                              ---------------

               COMMUNICATION SERVICES--0.4%
     2,250,000 Citizens Communications Co.
                7.625%, 08/15/08.............................       2,491,119
     1,400,000 TCI Communications, Inc.
                9.800%, 02/01/12.............................       1,682,832
                                                              ---------------
                                                                    4,173,951
                                                              ---------------

               COMPUTERS & BUSINESS EQUIPMENT--0.6%
     3,400,000 Hewlett-Packard Co. 5.500%, 07/01/07..........       3,646,466
     2,250,000 Seagate Technologies Holdings (144A)
                8.000%, 05/15/09.............................       2,328,750
                                                              ---------------
                                                                    5,975,216
                                                              ---------------

               CONGLOMERATES--0.1%
       625,000 SPX Corp. 7.500%, 01/01/13....................         633,594
                                                              ---------------

               CONTAINERS & GLASS--0.2%
       675,000 Owens-Illinois, Inc. 7.850%, 05/15/04.........         666,563
     1,400,000 Packaging Corp. 9.625%, 04/01/09..............       1,501,500
                                                              ---------------
                                                                    2,168,063
                                                              ---------------

          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
      ----------------------------------------------------------------------

                   DISCOUNT NOTES--0.1%
      $    900,000 General Motors Acceptance Corp.
                    6.875%, 09/15/11..................... $       897,534
                                                          ---------------

                   DRUGS & HEALTH CARE--0.8%
           475,000 AmerisourceBergen Corp. (144A)
                    7.250%, 11/15/12.....................         486,875
         2,125,000 Beckman Coulter, Inc. 7.450%, 03/04/08       2,386,339
         2,475,000 HCA, Inc. 6.300%, 10/01/12............       2,496,139
         2,200,000 UnitedHealth Group, Inc.
                    7.500%, 11/15/05.....................       2,481,708
                                                          ---------------
                                                                7,851,061
                                                          ---------------

                   ELECTRIC UTILITIES--2.2%
         2,525,000 DTE Energy Co. 6.000%, 06/01/04.......       2,644,756
         1,925,000 Dominion Resources, Inc.
                    7.625%, 07/15/05.....................       2,111,758
         1,900,000 Dominion Resources, Inc.
                    8.125%, 06/15/10.....................       2,210,462
         3,540,000 Exelon Corp. 6.750%, 05/01/11.........       3,882,378
         1,025,000 Georgia Power Co. 5.125%, 11/15/12....       1,060,648
         2,325,000 KeySpan Corp. 7.625%, 11/15/10........       2,754,579
           825,000 KeySpan Gas East Corp.
                    7.875%, 02/01/10.....................         979,841
         2,275,000 Peco Energy Transition Trust
                    7.625%, 03/01/10.....................       2,704,429
         3,085,000 Progress Energy, Inc. 7.100%, 03/01/11       3,399,966
                                                          ---------------
                                                               21,748,817
                                                          ---------------

                   ELECTRICAL EQUIPMENT--0.2%
         2,025,000 Ametek, Inc. 7.200%, 07/15/08.........       2,099,635
                                                          ---------------

                   ELECTRONICS--0.1%
           675,000 PerkinElmer, Inc. (144A)
                    8.875%, 01/15/13.....................         664,875
                                                          ---------------

                   ENVIRONMENTAL CONTROL--0.4%
         1,500,000 Allied Waste North America, Inc.
                    7.625%, 01/01/06.....................       1,492,500
           350,000 Allied Waste North America, Inc.
                    8.875%, 04/01/08.....................         355,250
         2,475,000 Allied Waste North America, Inc.
                    7.875%, 01/01/09.....................       2,437,875
                                                          ---------------
                                                                4,285,625
                                                          ---------------

                   FEDERAL AGENCIES--37.7%
           166,090 Federal Home Loan Mortgage Corp.
                    9.000%, 12/01/09.....................         179,438
            40,343 Federal National Mortgage Association
                    7.750%, 09/01/06.....................          41,628
           131,250 Federal National Mortgage Association
                    7.750%, 03/01/08.....................         139,059
            13,647 Federal National Mortgage Association
                    7.750%, 04/01/08.....................          14,459
            30,164 Federal National Mortgage Association
                    8.000%, 06/01/08.....................          32,509

                See accompanying notes to financial statements.

                                    NEZF-26

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)



         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
     ---------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
     $    206,650 Federal National Mortgage Association
                   8.250%, 07/01/08....................... $       219,742
          228,856 Federal National Mortgage Association
                   8.500%, 02/01/09.......................         247,213
           64,891 Federal National Mortgage Association
                   8.500%, 09/01/09.......................          69,439
        1,388,089 Federal National Mortgage Association
                   6.500%, 07/01/14.......................       1,470,581
           37,605 Federal National Mortgage Association
                   9.000%, 04/01/16.......................          41,040
        4,283,150 Federal National Mortgage Association
                   6.000%, 07/01/16.......................       4,474,812
       15,085,430 Federal National Mortgage Association
                   6.500%, 04/01/17.......................      15,909,686
        1,346,588 Federal National Mortgage Association
                   6.500%, 11/01/27.......................       1,409,324
        6,948,697 Federal National Mortgage Association
                   6.000%, 12/01/28.......................       7,183,038
        7,135,245 Federal National Mortgage Association
                   6.000%, 02/01/29.......................       7,375,798
        9,033,825 Federal National Mortgage Association
                   6.500%, 06/01/31.......................       9,410,486
        4,401,963 Federal National Mortgage Association
                   6.500%, 08/01/31.......................       4,578,463
          139,142 Federal National Mortgage Association
                   6.500%, 09/01/31.......................         144,969
        2,259,007 Federal National Mortgage Association
                   7.000%, 10/01/31.......................       2,370,995
        4,579,303 Federal National Mortgage Association
                   7.000%, 12/01/31.......................       4,806,318
       19,931,225 Federal National Mortgage Association
                   7.000%, 04/01/32.......................      20,919,299
        2,979,325 Federal National Mortgage Association
                   7.000%, 05/01/32.......................       3,133,680
       11,483,103 Federal National Mortgage Association
                   7.000%, 06/01/32.......................      12,069,907
       70,675,000 Federal National Mortgage Association
                   6.000%, TBA............................      73,265,713
       98,700,000 Federal National Mortgage Association
                   6.500%, TBA............................     102,875,287
       12,100,000 Federal National Mortgage Association
                   7.500%, TBA............................      12,844,900
        4,925,000 Federal National Mortgage Association
                   5.000%, TBA............................       5,043,505
       32,425,000 Federal National Mortgage Association
                   5.500%, TBA............................      33,325,415
           51,643 Government National Mortgage Association
                   7.500%, 05/15/07.......................          55,144
        2,037,779 Government National Mortgage Association
                   7.500%, 12/15/14.......................       2,201,409
           41,423 Government National Mortgage Association
                   9.000%, 10/15/16.......................          46,065
           38,632 Government National Mortgage Association
                   8.500%, 01/15/17.......................          42,688
           15,543 Government National Mortgage Association
                   8.500%, 02/15/17.......................          17,175

         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
     ----------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
     $     50,491 Government National Mortgage Association
                   8.500%, 03/15/17........................ $        55,793
           55,362 Government National Mortgage Association
                   8.500%, 05/15/17........................          61,175
            7,332 Government National Mortgage Association
                   8.500%, 07/15/17........................           8,102
            4,339 Government National Mortgage Association
                   8.500%, 11/15/17........................           4,794
           12,404 Government National Mortgage Association
                   8.500%, 06/15/20........................          13,687
           15,816 Government National Mortgage Association
                   8.500%, 10/15/21........................          17,437
           40,111 Government National Mortgage Association
                   8.500%, 11/15/21........................          44,223
           20,772 Government National Mortgage Association
                   8.500%, 05/15/22........................          22,876
           55,019 Government National Mortgage Association
                   8.500%, 10/15/22........................          60,593
        1,008,781 Government National Mortgage Association
                   6.500%, 11/15/28........................       1,060,418
        2,072,677 Government National Mortgage Association
                   6.500%, 05/15/29........................       2,178,654
          419,027 Government National Mortgage Association
                   8.000%, 11/15/29........................         451,375
        1,974,514 Government National Mortgage Association
                   7.000%, 04/15/31........................       2,088,866
          878,204 Government National Mortgage Association
                   6.500%, 07/15/31........................         921,517
        1,892,462 Government National Mortgage Association
                   7.500%, 07/15/31........................       2,015,324
        8,086,690 Government National Mortgage Association
                   7.000%, 10/15/31........................       8,555,024
        3,053,351 Government National Mortgage Association
                   6.500%, 03/15/32........................       3,207,518
       10,532,852 Government National Mortgage Association
                   6.500%, 06/15/32........................      11,064,666
       19,850,000 Government National Mortgage Association
                   7.000%, TBA.............................      21,028,594
                                                            ---------------
                                                                378,819,820
                                                            ---------------

                  FINANCE & BANKING--9.4%
        2,750,000 AIG SunAmerica Global Financing II (144A)
                   7.600%, 06/15/05........................       3,082,285
        2,150,000 AIG SunAmerica Global Financing VI (144A)
                   6.300%, 05/10/11........................       2,369,777
        3,250,000 Bombardier Capital, Inc. (144A)
                   6.125%, 06/29/06........................       2,941,123
        1,925,000 CIT Group, Inc. 7.625%, 08/16/05.........       2,071,015
        1,450,000 Chase Capital I 7.670%, 12/01/26.........       1,487,175
        7,850,000 Citigroup, Inc. 7.250%, 10/01/10.........       9,112,822
        4,425,000 Conoco Funding Co. 5.450%, 10/15/06......       4,776,195
        1,625,000 Countrywide Funding Corp.
                   7.260%, 05/10/04........................       1,729,980
        2,750,000 Countrywide Funding Corp.
                   5.250%, 06/15/04........................       2,860,173
          750,000 Countrywide Home Loans, Inc.
                   5.500%, 08/01/06........................         797,479

                See accompanying notes to financial statements.

                                    NEZF-27

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


         FACE                                                  VALUE
        AMOUNT                                               (NOTE 1A)
     ---------------------------------------------------------------------

                  FINANCE & BANKING--(CONTINUED)
     $  1,475,000 Credit Suisse First Boston (USA), Inc.
                   5.750%, 04/15/07..................... $       1,578,959
        2,850,000 EOP Operating, L.P.
                   6.500%, 06/15/04.....................         2,970,903
        1,350,000 ERAC USA Finance Co. (144A)
                   6.950%, 03/01/04.....................         1,406,044
       10,475,000 Ford Motor Credit Co.
                   6.875%, 02/01/06.....................        10,493,352
        2,400,000 General Electric Capital Corp.
                   5.875%, 02/15/12.....................         2,565,809
        1,050,000 General Electric Capital Corp.
                   6.750%, 03/15/32.....................         1,160,869
        1,275,000 General Motors Acceptance Corp.
                   6.125%, 09/15/06.....................         1,295,561
        7,300,000 General Motors Acceptance Corp.
                   8.000%, 11/01/31.....................         7,339,748
        2,950,000 Household Finance Corp.
                   5.750%, 01/30/07.....................         3,087,514
        3,725,000 Household Finance Corp.
                   6.375%, 11/27/12.....................         3,888,647
        2,275,000 International Lease Finance Corp.
                   5.750%, 02/15/07.....................         2,381,436
        5,850,000 John Hancock Global Funding (144A)
                   7.900%, 07/02/10.....................         6,862,629
        2,850,000 Lehman Brothers Holdings, Inc.
                   7.375%, 05/15/04.....................         3,037,447
          900,000 MBNA Corp. 7.500%, 03/15/12...........           967,577
        2,150,000 Merry Land & Investments, Inc.
                   7.250%, 06/15/05.....................         2,359,238
        1,525,000 Reed Elsevier Capital, Inc.
                   6.125%, 08/01/06.....................         1,666,203
        4,150,000 Simon Debartolo Group, L.P.
                   6.875%, 11/15/06.....................         4,515,661
        1,500,000 Sprint Capital Corp.
                   5.875%, 05/01/04.....................         1,485,000
        3,925,000 Washington Mutual, Inc.
                   5.625%, 01/15/07.....................         4,200,311
                                                         -----------------
                                                                94,490,932
                                                         -----------------

                  FINANCIAL SERVICES--1.3%
        2,175,000 Burlington Resources Finance Co.
                   7.200%, 08/15/31.....................         2,486,768
        2,500,000 ERAC USA Finance Co. (144A)
                   6.625%, 02/15/05.....................         2,638,672
           75,000 ERAC USA Finance Co. (144A)
                   8.250%, 05/01/05.....................            82,653
          106,639 Long Beach Asset Holdings Corp. (144A)
                   7.870%, 09/25/31.....................           106,773
          309,254 Long Beach Asset Holdings Corp. (144A)
                   8.350%, 03/25/32.....................           309,640
        1,525,000 Morgan Stanley Capital, Inc.
                   6.210%, 11/15/31.....................         1,700,004

         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
     ----------------------------------------------------------------------

                  FINANCIAL SERVICES--(CONTINUED)
     $  1,675,000 NationsLink Funding Corp.
                   6.476%, 08/20/30........................ $     1,880,739
        3,100,000 PSE&G Transition Funding, L.L.C.
                   6.450%, 03/15/13........................       3,540,230
                                                            ---------------
                                                                 12,745,479
                                                            ---------------

                  FOOD & BEVERAGES--1.9%
        2,500,000 Archer Daniels Midland Co.
                   5.935%, 10/01/32........................       2,494,500
        4,650,000 Coca-Cola Enterprises, Inc.
                   5.250%, 05/15/07........................       4,999,443
        4,175,000 ConAgra, Inc. 7.500%, 09/15/05...........       4,679,553
        1,900,000 Dean Foods Co. 8.150%, 08/01/07..........       1,999,750
          200,000 Del Monte Corp. (144A)
                   8.625%, 12/15/12........................         204,000
          350,000 Smithfield Foods, Inc. 8.000%, 10/15/09..         357,000
        3,625,000 Tyson Foods, Inc. 6.625%, 10/01/04.......       3,854,317
                                                            ---------------
                                                                 18,588,563
                                                            ---------------

                  FOREST PRODUCTS & PAPER--1.0%
        1,675,000 International Paper Co. (144A)
                   5.850%, 10/30/12........................       1,753,795
        2,325,000 Potlatch Corp. 10.000%, 07/15/11.........       2,545,875
        1,425,000 Tembec Industries, Inc. 8.500%, 02/01/11.       1,435,688
        4,375,000 Weyerhaeuser Co. 6.750%, 03/15/12........       4,770,229
                                                            ---------------
                                                                 10,505,587
                                                            ---------------

                  GAS & OIL--0.7%
          975,000 Chesapeake Energy Corp.
                   8.125%, 04/01/11........................       1,004,250
        4,075,000 Petronas Capital, Ltd. (144A)
                   7.000%, 05/22/12........................       4,437,565
          300,000 Westport Resources Corp. (144A)
                   8.250%, 11/01/2011......................         315,000
        1,025,000 XTO Energy, Inc. 7.500%, 04/15/12........       1,089,063
                                                            ---------------
                                                                  6,845,878
                                                            ---------------

                  GAS & PIPELINE UTILITIES--0.1%
          825,000 Plains All American Pipeline, L.P. (144A)
                   7.750%, 10/15/12........................         858,000
                                                            ---------------

                  HOTELS & RESTAURANTS--1.3%
        2,350,000 John Q Hammons Hotels, L.P.
                   8.875%, 05/15/12........................       2,361,750
        2,350,000 MGM Mirage, Inc. 9.750%, 06/01/07........       2,596,750
        4,625,000 Park Place Entertainment Corp.
                   7.875%, 03/15/10........................       4,705,938
        2,400,000 Starwood Hotels & Resorts (144A)
                   7.875%, 05/01/12........................       2,376,000
        1,150,000 Yum! Brands, Inc. 7.700%, 07/01/12.......       1,196,000
                                                            ---------------
                                                                 13,236,438
                                                            ---------------

                See accompanying notes to financial statements.

                                    NEZF-28

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
     ---------------------------------------------------------------------

                  INDUSTRIAL MACHINERY--0.4%
     $  2,600,000 Dover Corp. 6.500%, 02/15/11............ $     2,906,789
          700,000 Kennametal, Inc. 7.200%, 06/15/12.......         742,752
          475,000 Terex Corp. 9.250%, 07/15/11............         432,844
                                                           ---------------
                                                                 4,082,385
                                                           ---------------

                  INVESTMENT BROKERAGE--1.1%
        1,225,000 Goldman Sachs Group, L.P. (144A)
                   6.625%, 12/01/04.......................       1,317,701
          925,000 J.P. Morgan Chase & Co.
                   6.750%, 02/01/11.......................       1,005,677
        2,500,000 Merrill Lynch & Co., Inc.
                   4.000%, 11/15/07.......................       2,525,510
        3,100,000 Morgan Stanley Dean Witter & Co.
                   5.800%, 04/01/07.......................       3,362,697
        2,650,000 The Goldman Sachs Group, Inc.
                   7.625%, 08/17/05.......................       2,988,564
                                                           ---------------
                                                                11,200,149
                                                           ---------------

                  IRON & STEEL--0.4%
        4,400,000 Alaska Steel Corp. 7.875%, 02/15/09.....       4,444,000
                                                           ---------------

                  MEDIA--2.1%
        2,725,000 AOL Time Warner, Inc. 7.625%, 04/15/31..       2,800,711
        4,250,000 Clear Channel Communications, Inc.
                   7.250%, 09/15/03.......................       4,335,769
        1,475,000 Comcast Cable Communications Corp.
                   6.375%, 01/30/06.......................       1,543,279
        2,700,000 TCI Communications, Inc.
                   8.650%, 09/15/04.......................       2,898,842
        4,375,000 The Walt Disney Co. 3.900%, 09/15/03....       4,426,888
          725,000 Univision Communications, Inc.
                   7.850%, 07/15/11.......................         822,273
        1,700,000 USA Interactive (144A) 7.000%, 01/15/13.       1,757,841
        2,380,000 Viacom, Inc. 6.400%, 01/30/06...........       2,627,589
                                                           ---------------
                                                                21,213,192
                                                           ---------------

                  METALS--0.1%
          950,000 Trimas Corp. (144A) 9.875%, 06/15/12....         940,500
                                                           ---------------

                  PUBLISHING--0.2%
        2,275,000 Thomson Corp. 5.750%, 02/01/08..........       2,473,043
                                                           ---------------

                  RAILROADS & EQUIPMENT--0.7%
        3,925,000 Norfolk Southern Corp. 7.350%, 05/15/07.       4,507,176
        2,350,000 Union Pacific Corp. 6.650%, 01/15/11....       2,646,692
                                                           ---------------
                                                                 7,153,868
                                                           ---------------

                  REAL ESTATE--0.2%
        2,325,000 ERP Operating, L.P. 6.630%, 04/13/05 (b)       2,472,282
                                                           ---------------

         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
     ----------------------------------------------------------------------

                  REAL ESTATE INVESTMENT TRUST--0.4%
     $    300,000 Senior Housing Properties Trust
                   8.625%, 01/15/2012...................... $       295,500
        1,225,000 Spieker Properties, L.P. 6.800%, 05/01/04       1,286,559
        2,375,000 Vornado Realty Trust 5.625%, 06/15/07....       2,419,970
                                                            ---------------
                                                                  4,002,029
                                                            ---------------

                  RETAIL--1.0%
        1,100,000 Dillard's, Inc. 6.875%, 06/01/05.........       1,078,000
        1,075,000 Federated Department Stores, Inc.
                   7.000%, 02/15/28........................       1,131,374
        2,000,000 Safeway, Inc. 7.500%, 09/15/09...........       2,292,278
        1,000,000 Saks, Inc. 8.250%, 11/15/08..............         995,000
          270,000 The Kroger Co. 7.800%, 08/15/07..........         311,484
        2,150,000 The Kroger Co. 8.050%, 02/01/10..........       2,526,400
        1,425,000 The Kroger Co. 8.000%, 09/15/29..........       1,683,769
          158,000 Wal-Mart Stores, Inc. 6.875%, 08/10/09...         186,119
                                                            ---------------
                                                                 10,204,424
                                                            ---------------

                  TELECOMMUNICATIONS--1.5%
        1,950,000 AT&T Corp. 6.375%, 03/15/04..............       1,998,750
        1,200,000 AT&T Wireless Services, Inc.
                   8.125%, 05/01/12........................       1,206,000
          875,000 Citizens Communications Co.
                   9.000%, 08/15/31........................       1,024,148
        2,075,000 Cox Communications, Inc.
                   7.750%, 08/15/06........................       2,318,918
        1,500,000 SBC Communications, Inc.
                   5.750%, 05/02/06........................       1,626,766
        2,155,000 Telecomunicaciones de Puerto Rico, Inc.
                   6.650%, 05/15/06........................       2,281,654
        3,825,000 Verizon Global Funding Corp.
                   6.125%, 06/15/07........................       4,196,033
                                                            ---------------
                                                                 14,652,269
                                                            ---------------

                  TOBACCO--0.0%
          175,000 DIMON, Inc. 9.625%, 10/15/11.............         185,063
                                                            ---------------

                  TRANSPORTATION--0.1%
          975,000 United Rentals, Inc. 10.750%, 04/15/08...         970,125
                                                            ---------------

                  U.S. TREASURY--6.9%
       20,525,000 United States Treasury Bond Strips Zero
                   Coupon, 08/15/17........................       9,969,423
       25,575,000 United States Treasury Bond Strips Zero
                   Coupon, 08/15/25........................       7,746,412
        8,875,000 United States Treasury Bonds
                   7.250%, 05/15/16........................      11,364,162
       19,725,000 United States Treasury Bonds
                   5.250%, 11/15/28........................      20,602,605
        6,700,000 United States Treasury Bonds
                   6.250%, 05/15/30........................       8,017,756
       11,025,000 United States Treasury Notes
                   5.875%, 11/15/04........................      11,907,430
                                                            ---------------
                                                                 69,607,788
                                                            ---------------

                See accompanying notes to financial statements.

                                    NEZF-29

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)
                                               SHORT-TERM INVESTMENTS--26.3%


         FACE                                                  VALUE
        AMOUNT                                               (NOTE 1A)
      -------------------------------------------------------------------

                 YANKEE--7.8%
      $1,000,000 Abitibi Consolidated, Inc.
                  8.550%, 08/01/10........................ $    1,109,868
       4,525,000 British Sky Broadcasting Group, Plc.
                  6.875%, 02/23/09........................      4,626,812
       1,500,000 British Telecommunications, Plc.
                  8.375%, 12/15/10(b).....................      1,801,584
         625,000 British Telecommunications, Plc.
                  8.875%, 12/15/30........................        796,813
       2,125,000 Deutsche Telekom International Finance BV
                  8.750%, 06/15/30(b).....................      2,454,696
       1,175,000 Deutsche Telekom International Finance BV
                  9.250%, 06/01/32........................      1,490,536
       4,309,935 Federal Republic of Brazil
                  8.000%, 04/15/14........................      2,823,391
       1,875,000 Flextronics International, Ltd.
                  9.875%, 07/01/10........................      2,020,313
       1,075,000 France Telecom S.A. 7.750%, 03/01/11.....      1,242,990
       1,825,000 Luscar Coal, Ltd. 9.750%, 10/15/11.......      1,955,031
       1,650,000 MDP Acquisitions, Plc. (144A)
                  9.625%, 10/01/12........................      1,716,000
       2,449,250 National Republic of Bulgaria
                  2.687%, 07/28/11(b).....................      2,271,679
         425,000 People's Republic of China
                  7.300%, 12/15/08........................        501,704
       1,875,000 Petroleos Mexicanos (144A)
                  6.500%, 02/01/05........................      1,985,156
       2,850,000 Republic of Chile 5.625%, 07/23/07.......      3,006,804
       4,025,000 Republic of Colombia 10.000%, 01/23/12...      4,065,250
       1,500,000 Republic of Peru 9.125%, 01/15/08........      1,515,000
       2,496,000 Republic of Peru 9.125%, 02/21/12........      2,446,080
       3,650,000 Republic of Philippines 8.375%, 03/12/09.      3,659,125
       1,990,117 Republic of Poland 7.000%, 10/27/14......      2,024,944
       3,125,000 Republic of South Africa
                  9.125%, 05/19/09........................      3,726,562
         725,000 Republic of South Africa
                  7.375%, 04/25/12........................        784,813
       1,000,000 Republic of Turkey 10.500%, 01/13/08.....      1,035,000
       1,075,000 Republic of Turkey 12.375%, 06/15/09.....      1,172,449
       2,142,000 Republic of Ukraine 11.000%, 03/15/07....      2,222,325
       3,775,000 Russian Federation 8.250%, 03/31/10......      4,010,937
       1,325,000 Russian Federation 5.000%, 03/31/30 (c)..      1,052,183
         175,000 Tembec Industries, Inc. 7.750%, 03/15/12.        169,750
       5,750,000 Tyco International Group S.A.
                  6.375%, 02/15/06........................      5,577,500
       4,850,000 United Mexican States 9.875%, 02/01/10...      5,953,860
       2,300,000 United Mexican States 8.300%, 08/15/31...      2,426,500
       3,025,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10.      3,567,640
                                                           --------------
                                                               78,286,487
                                                           --------------
                 Total Bonds & Notes
                  (Identified Cost $940,557,298)..........    976,900,247
                                                           --------------

          FACE                                                VALUE
         AMOUNT                                             (NOTE 1A)
      ---------------------------------------------------------------------

                   COMMERCIAL PAPER--26.0%
      $  4,200,000 American Express Credit Corp.
                    1.180%, 01/02/03.................... $     4,199,862
        16,962,000 American Express Credit Corp.
                    1.310%, 01/15/03....................      16,953,359
        13,385,000 American Express Credit Corp.
                    1.320%, 01/16/03....................      13,377,638
        15,757,000 American Express Credit Corp.
                    1.270%, 01/24/03....................      15,744,215
        25,000,000 Caterpillar Financial Services Corp.
                    1.300%, 01/03/03....................      24,998,194
         2,336,000 Caterpillar Financial Services Corp.
                    1.300%, 01/23/03....................       2,334,144
        15,000,000 Citicorp 1.350%, 01/06/03............      14,997,188
         7,000,000 General Electric Capital Corp.
                    1.330%, 01/30/03....................       6,992,500
        20,000,000 General Electric Capital Corp.
                    1.280%, 02/12/03....................      19,970,134
         8,527,000 Goldman Sachs Group, L.P.
                    1.770%, 01/07/03....................       8,524,485
        20,000,000 J.P. Morgan Chase & Co.
                    1.330%, 01/13/03....................      19,991,133
        15,352,000 Merck & Co., Inc. 1.300%, 01/14/03...      15,344,793
        28,940,000 Merck & Co., Inc. 1.290%, 01/17/03...      28,923,408
         2,224,000 Merck & Co., Inc. 1.300%, 01/23/03...       2,222,233
        25,000,000 Morgan Stanley Dean Witter & Co.
                    1.340%, 01/10/03....................      24,991,625
        11,241,000 Morgan Stanley Dean Witter & Co.
                    1.330%, 02/04/03....................      11,226,880
         8,072,000 Pitney Bowes, Inc. 1.300%, 01/08/03..       8,069,960
        20,000,000 Wells Fargo & Co. 1.310%, 01/21/03...      19,985,444
                                                         ---------------
                                                             261,904,551
                                                         ---------------

                   DISCOUNT NOTES--0.3%
         2,955,000 Federal Home Loan Mortgage Corp.
                    1.210%, 03/13/03....................       2,947,948
                                                         ---------------
                   Total Short Term Investments
                    (Identified Cost $264,852,499)......     264,852,499
                                                         ---------------
                   Total Investments--123.5%
                    (Identified Cost $1,205,409,797) (a)   1,241,752,746
                   Other assets less liabilities........    (236,375,537)
                                                         ---------------
                   TOTAL NET ASSETS--100%............... $ 1,005,377,209
                                                         ===============

                See accompanying notes to financial statements.

                                    NEZF-30

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002


FUTURES CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                                                    UNREALIZED
                                                 EXPIRATION NUMBER OF  CONTRACT   VALUATION AS OF  APPRECIATION
FUTURES CONTRACT LONG                               DATE    CONTRACTS   AMOUNT      12/31/2002    (DEPRECIATION)
---------------------                            ---------- --------- ----------- --------------- --------------
U.S. Treasury Bond Future....................... 03/20/2003    244    $26,524,105   $27,495,750    $   971,645

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Note 5 Year Future................ 03/20/2003   (431)    47,688,037    48,810,751     (1,122,714)
U.S. Treasury Note 10 Year Future............... 03/20/2003   (489)    54,728,578    56,257,922     (1,529,344)
                                                                                                   -----------
Net unrealized depreciation on futures contracts                                                   $(1,680,413)
                                                                                                   ===========

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized appreciation on investments based on cost of $1,206,700,683 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $40,815,336
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value   5,763,273
                                                                                                               -----------
Net unrealized appreciation................................................................................... $35,052,063
                                                                                                               ===========

(b)Variable or floating rate security. Rate disclosed is as of December 31, 2002.
(c)Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.

Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $62,085,550 or 6.18% of net assets.
TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.


                                    NEZF-31

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value..................              $1,241,752,746
       Cash..................................                     719,659
       Receivable for:
        Securities sold......................                  20,144,890
        Fund shares sold.....................                   1,463,232
        Dividends and interest...............                  10,194,511
        Futures variation margin.............                      67,562
                                                           --------------
         Total Assets........................               1,274,342,600
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $  2,491,391
        Securities purchased.................  266,022,450
       Accrued expenses:
        Management fees......................      338,445
        Service and distribution fees........       11,826
        Deferred trustees fees...............       68,715
        Other expenses.......................       32,564
                                              ------------
         Total Liabilities...................                 268,965,391
                                                           --------------
     NET ASSETS..............................              $1,005,377,209
                                                           ==============
       Net assets consist of:
        Capital paid in......................              $  954,246,756
        Undistributed net investment
         income..............................                  32,021,126
        Accumulated net realized gains
         (losses)............................                 (15,553,209)
        Unrealized appreciation
         (depreciation) on investments,
         futures contracts and foreign
         currency............................                  34,662,536
                                                           --------------
     NET ASSETS..............................              $1,005,377,209
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($939,369,004 divided by
      8,331,911 shares of beneficial
      interest)..............................              $       112.74
                                                           ==============
     CLASS B
     Net asset value and redemption price per
      share ($47,690,348 divided by
      426,414 shares of beneficial interest).              $       111.84
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($18,317,857 divided by
      163,175 shares of beneficial interest).              $       112.26
                                                           ==============
     Identified cost of investments..........              $1,205,409,797
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

      INVESTMENT INCOME
        Interest................................              $38,986,743
                                                              -----------
      EXPENSES
        Management fees......................... $ 3,086,918
        Service and distribution fees--Class B..      66,679
        Service and distribution fees--Class E..       9,765
        Trustees fees and expenses..............      39,112
        Custodian...............................     196,736
        Audit and tax services..................      21,450
        Legal...................................      32,646
        Printing................................     574,396
        Insurance...............................      11,900
        Miscellaneous...........................      11,291
                                                 -----------
        Total expenses..........................                4,050,893
                                                              -----------
      NET INVESTMENT INCOME.....................               34,935,850
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................  15,393,739
        Foreign currency transactions--net......     (96,871)
        Futures transactions--net...............  (6,197,627)   9,099,241
                                                 -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  32,979,644
        Foreign currency transactions--net......      (6,034)
        Futures transactions--net...............  (1,791,133)  31,182,477
                                                 -----------  -----------
      Net gain (loss)...........................               40,281,718
                                                              -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................              $75,217,568
                                                              ===========

                See accompanying notes to financial statements.

                                    NEZF-32

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS



                                                                       YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,
                                                                          2002           2001
                                                                     --------------  ------------
FROM OPERATIONS
  Net investment income............................................. $   34,935,850  $ 19,300,670
  Net realized gain (loss)..........................................      9,099,241       248,489
  Unrealized appreciation (depreciation)............................     31,182,477     6,786,271
                                                                     --------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     75,217,568    26,335,430
                                                                     --------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (17,276,577)  (25,861,184)
    Class B.........................................................       (877,719)            0
                                                                     --------------  ------------
  TOTAL DISTRIBUTIONS...............................................    (18,154,296)  (25,861,184)
                                                                     --------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    590,965,584    73,734,008
                                                                     --------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    648,028,856    74,208,254

NET ASSETS
  Beginning of the year.............................................    357,348,353   283,140,099
                                                                     --------------  ------------
  End of the year................................................... $1,005,377,209  $357,348,353
                                                                     ==============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $   32,021,126  $ 10,958,857
                                                                     ==============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                       YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               -------------------------  -----------------------
                                                                 SHARES          $          SHARES         $
                                                               ----------  -------------  ---------  ------------
CLASS A
  Sales.......................................................  1,379,188  $ 142,320,544  1,174,766  $127,965,239
  Shares issued through acquisition...........................  5,303,552    562,017,437          0             0
  Reinvestments...............................................    163,712     17,276,577    249,939    25,861,184
  Redemptions................................................. (1,710,557)  (186,530,360)  (810,703)  (88,006,640)
                                                               ----------  -------------  ---------  ------------
  Net increase (decrease).....................................  5,135,895  $ 535,084,198    614,002  $ 65,819,783
                                                               ==========  =============  =========  ============
CLASS B
  Sales.......................................................    364,976  $  39,541,180     75,992  $  8,241,183
  Reinvestments...............................................      8,368        877,719          0             0
  Redemptions.................................................    (19,897)    (2,179,482)    (3,025)     (326,958)
                                                               ----------  -------------  ---------  ------------
  Net increase (decrease).....................................    353,447  $  38,239,417     72,967  $  7,914,225
                                                               ==========  =============  =========  ============
CLASS E
  Sales.......................................................    163,642  $  17,749,964          0  $          0
  Shares issued through acquisition...........................     23,167      2,446,250          0             0
  Reinvestments...............................................          0              0          0             0
  Redemptions.................................................    (23,634)    (2,554,245)         0             0
                                                               ----------  -------------  ---------  ------------
  Net increase (decrease).....................................    163,175  $  17,641,969          0  $          0
                                                               ==========  =============  =========  ============
  Increase (decrease) derived from capital share transactions.  5,652,517  $ 590,965,584    686,969  $ 73,734,008
                                                               ==========  =============  =========  ============

                See accompanying notes to financial statements.

                                    NEZF-33

NEW ENGLAND ZENITH FUND

 STATE STREET RESEARCH BOND INCOME SERIES

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                          -----------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                            2002      2001      2000     1999      1998
                                                          --------  --------  -------- --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 109.33  $ 109.66  $ 101.40 $ 109.89  $ 108.52
                                                          --------  --------  -------- --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     5.30      5.92      7.82     7.67      6.76
  Net realized and unrealized gain (loss) on investments.     3.57      3.20      0.44    (8.18)     3.00
                                                          --------  --------  -------- --------  --------
  Total from investment operations.......................     8.87      9.12      8.26    (0.51)     9.76
                                                          --------  --------  -------- --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (5.46)    (9.45)     0.00    (7.72)    (6.64)
  Distributions from net realized capital gains..........     0.00      0.00      0.00    (0.16)    (1.75)
  Distributions in excess of net realized capital gains..     0.00      0.00      0.00    (0.10)     0.00
                                                          --------  --------  -------- --------  --------
  Total distributions....................................    (5.46)    (9.45)     0.00    (7.98)    (8.39)
                                                          --------  --------  -------- --------  --------
NET ASSET VALUE, END OF PERIOD........................... $ 112.74  $ 109.33  $ 109.66 $ 101.40  $ 109.89
                                                          ========  ========  ======== ========  ========
TOTAL RETURN (%).........................................      8.5       8.8       8.1     (0.5)      9.0
Ratio of Operating Expenses to Average Net Assets (%)....     0.51      0.49      0.47     0.48      0.48
Ratio of Net Investment Income to Average Net Assets (%).     4.53      5.99      7.37     7.12      6.66
Portfolio Turnover Rate (%)..............................      356       271        81       77        82
Net Assets, End of Period (000).......................... $939,369  $349,417  $283,140 $283,856  $267,791

                                                                    CLASS B                CLASS E
                                                          -----------------------     -----------------
                                                              YEAR     MAY 1, 2001(A) APRIL 23, 2002(A)
                                                             ENDED        THROUGH          THROUGH
                                                          DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                              2002          2001            2002
                                                          ------------ -------------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................   $108.70       $103.37          $105.14
                                                            -------       -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      5.41          0.84             1.70
  Net realized and unrealized gain (loss) on investments.      3.11          4.49             5.42
                                                            -------       -------          -------
  Total from investment operations.......................      8.52          5.33             7.12
                                                            -------       -------          -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (5.38)         0.00             0.00
                                                            -------       -------          -------
  Total distributions....................................     (5.38)         0.00             0.00
                                                            -------       -------          -------
NET ASSET VALUE, END OF PERIOD...........................   $111.84       $108.70          $112.26
                                                            =======       =======          =======
TOTAL RETURN (%).........................................       8.2           5.2 (b)          6.8 (b)
Ratio of Operating Expenses to Average Net Assets (%)....      0.76          0.74 (c)         0.66 (c)
Ratio of Net Investment Income to Average Net Assets (%).      4.28          5.07 (c)         4.25 (c)
Portfolio Turnover Rate (%)..............................       356           271 (c)          356 (c)
Net Assets, End of Period (000)..........................   $47,690       $ 7,931          $18,318

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-34

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM TOTAL RETURN
 FROM A
 COMBINATION OF
 CAPITAL
 APPRECIATION AND
 CURRENT INCOME.

 INCEPTION
 DATE  10/31/94

 ASSET CLASS
 STOCKS & BONDS

    NET ASSETS
   $112 MILLION

    PORTFOLIO
     MANAGER
   MAYA BITTAR,
       CFA
  THOMAS PAPPAS,
       CFA

    WELLINGTON
    MANAGEMENT
   COMPANY, LLP

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Balanced Series Class A shares returned -13.5%, compared to its benchmark, a blend of the Standard & Poor's 500 Index(R)/10/ (60%) and the Lehman Brothers Aggregate Bond Index/1/ (40%), which returned -9.1%. The average return of the Portfolio's peer group, the Lipper Variable Products Balanced Funds category/5/ was -10.2% for the same period. The Balanced Series' underperformance versus its benchmark and peer group can be attributed mainly to an extraordinarily difficult first-half of the year, in which the Series' equity holdings were weighed down by weak corporate profits, growing geopolitical uncertainties, corporate governance, and accounting scandals, as well as decreasing investor confidence.

PORTFOLIO ACTIVITY
Despite positive US equity market gains in the fourth quarter, US equity markets, as measured by the S&P 500 Index, declined for the third consecutive year in 2002. The broad bond market, as measured by the Lehman Brothers Aggregate, significantly outperformed equity markets, gaining 10.3% versus the S&P 500's -22.1% slide. The equity portion of the Balanced Series outperformed its benchmark in the fourth quarter and second half of 2002, due to both sector overweights and favorable stock selection in healthcare, financials and information technology. However, the positive relative returns in these latter periods were not enough to compensate for the equity portion's shortfall posted earlier in the year.

Continued overweight positions in the corporate and mortgage-backed securities sectors, as well as good security selection, were the main contributors to solid bond performance. During a most challenging year for US equity investors, the bond portion of the Series served a critical purpose, helping to soften portfolio volatility in a dismal equity market environment. At the end of 2002, the Balanced Series' asset allocation mix consisted of 58% stocks, 40% bonds and 2% cash.

PORTFOLIO OUTLOOK
Looking into 2003, we retain our view of a moderately improving US economic environment, though we expect global growth to remain sub-par. We believe geopolitical instability will remain as an overhang with Iraq and North Korea. Additional factors that point to better macro-economic trends later this year include low interest rates, rising fiscal spending, improving corporate profits and likely tax cuts. Though cross-currents remain as investors search for renewed confidence, we are beginning to envision an environment of declining risks associated with the unwinding of the technology bubble, which will increase the likelihood of better stock market returns. Therefore, in light of our expectations for a muted economic recovery in 2003, the Balanced Series will start the new year with a slightly defensive equity posture, favoring healthcare and consumer staples, while having reduced the weightings in industrials, technology and materials. In bonds, the Series continues to underweight Treasuries, in favor of both corporate and mortgage-backed securities, which continue to offer a better risk/reward trade-off.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...    7.8%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    6.8
              MICROSOFT CORP..........................    2.7
              EXXONMOBIL CORP.........................    1.9
              CITIGROUP, INC..........................    1.9
              AMERICAN INTERNATIONAL GROUP, INC.......    1.8
              GENERAL ELECTRIC CO.....................    1.7
              PFIZER, INC.............................    1.6
              UNITED STATES TREASURY BONDS............    1.4
              INTERNATIONAL BUSINESS MACHINES CORP....    1.3

 A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND
                               THE S&P 500 INDEX


                                    [CHART]

                             Lehman Brothers
          Balanced Series  Aggregate Bond Index   S&P 500
          ---------------  --------------------   -------
10/94         $10,000              $10,000        $10,000
12/94           9,990               10,047          9,779
12/95          12,466               11,903         13,449
12/96          14,575               12,335         16,535
12/97          16,934               13,526         22,050
12/98          18,475               14,701         28,351
12/99          17,535               14,580         34,316
12/00          17,198               16,275         31,195
12/01          16,435               17,649         27,490
12/02          14,210               19,459         21,417

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                              BALANCED SERIES
                                                  LEHMAN
                                                 BROTHERS
                                                AGGREGATE  S&P 500
                             CLASS A CLASS E(A) BOND INDEX  INDEX
             1 Year           -13.5%   -13.7%      10.3%    -22.1%
             5 Years          - 6.8      N/A        7.6     - 0.6
             Since Inception    4.4    - 9.3        8.5       9.8

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2002. Returns not annualized.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    NEZF-35

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--57.8% OF TOTAL NET ASSETS


                                                             VALUE
           SHARES                                          (NOTE 1A)
          ---------------------------------------------------------------

                   ADVERTISING--0.5%
            8,000  Omnicom Group, Inc................... $    516,800
                                                         ------------

                   AEROSPACE & DEFENSE--1.5%
            6,500  Lockheed Martin Corp.................      375,375
            5,700  Northrop Grumman Corp................      552,900
           23,900  The Boeing Co........................      788,461
                                                         ------------
                                                            1,716,736
                                                         ------------

                   ALUMINUM--0.8%
           37,500  Alcoa, Inc...........................      854,250
                                                         ------------

                   APPAREL & TEXTILES--0.7%
           16,600  NIKE, Inc. (Class B).................      738,202
                                                         ------------

                   BANKS--4.5%
           27,000  Bank One Corp........................      986,850
           20,700  Bank of America Corp.................    1,440,099
           30,700  Keycorp..............................      771,798
           16,800  State Street Corp....................      655,200
           32,700  Wachovia Corp........................    1,191,588
                                                         ------------
                                                            5,045,535
                                                         ------------

                   BIOTECHNOLOGY--1.4%
           15,600  Amgen, Inc.(b).......................      754,104
           26,300  Genzyme Corp.(b).....................      777,691
                                                         ------------
                                                            1,531,795
                                                         ------------

                   BUSINESS SERVICES--1.3%
           41,500  Accenture, Ltd.......................      746,585
           26,000  McKesson Corp........................      702,780
                                                         ------------
                                                            1,449,365
                                                         ------------

                   CHEMICALS--0.7%
           27,500  Dow Chemical Co......................      816,750
                                                         ------------

                   COMPUTERS & BUSINESS EQUIPMENT--2.4%
           69,324  Hewlett-Packard Co...................    1,203,465
           19,200  International Business Machines Corp.    1,488,000
                                                         ------------
                                                            2,691,465
                                                         ------------

                   CONGLOMERATES--2.1%
            3,400  3M Co................................      419,220
           78,500  General Electric Co..................    1,911,475
                                                         ------------
                                                            2,330,695
                                                         ------------

                   CONSTRUCTION MATERIALS--0.6%
           29,600  Masco Corp...........................      623,080
                                                         ------------

                   COSMETICS & PERSONAL CARE--1.3%
           29,400  Gillette Co..........................      892,584
           12,400  Kimberly-Clark Corp..................      588,628
                                                         ------------
                                                            1,481,212
                                                         ------------

                                                             VALUE
           SHARES                                          (NOTE 1A)
          ------------------------------------------------------------

                   DRUGS & HEALTH CARE--7.5%
           31,400  Abbott Laboratories.................. $  1,256,000
           13,900  Baxter International, Inc............      389,200
           16,300  Eli Lilly & Co.......................    1,035,050
           14,800  HCA, Inc.............................      614,200
           59,000  Pfizer, Inc..........................    1,803,630
           20,300  Pharmacia Corp.......................      848,540
           47,200  Schering-Plough Corp.................    1,047,840
           38,100  Wyeth................................    1,424,940
                                                         ------------
                                                            8,419,400
                                                         ------------

                   ELECTRIC UTILITIES--1.2%
           14,300  Cinergy Corp.........................      482,196
           16,200  Exelon Corp..........................      854,874
                                                         ------------
                                                            1,337,070
                                                         ------------

                   ENVIRONMENTAL CONTROL--0.5%
           27,000  Waste Management, Inc................      618,840
                                                         ------------

                   FEDERAL AGENCIES--0.5%
            8,200  Federal National Mortgage Association      527,506
                                                         ------------

                   FINANCIAL SERVICES--2.2%
           60,933  Citigroup, Inc.......................    2,144,232
           11,800  Household International, Inc.........      328,158
                                                         ------------
                                                            2,472,390
                                                         ------------

                   FOOD & BEVERAGES--1.7%
           19,900  General Mills, Inc...................      934,305
           23,400  PepsiCo, Inc.........................      987,948
                                                         ------------
                                                            1,922,253
                                                         ------------

                   FOREST PRODUCTS & PAPER--0.6%
           20,300  International Paper Co...............      709,891
                                                         ------------

                   GAS & OIL--4.0%
           16,200  ChevronTexaco Corp...................    1,076,976
           15,700  ConocoPhillips.......................      759,723
           61,600  ExxonMobil Corp......................    2,152,304
           12,300  Schlumberger, Ltd....................      517,707
                                                         ------------
                                                            4,506,710
                                                         ------------

                   HEALTH CARE--PRODUCTS--1.2%
           10,900  Guidant Corp.(b).....................      336,265
            6,400  Johnson & Johnson....................      343,744
            8,400  The Procter & Gamble Co..............      721,896
                                                         ------------
                                                            1,401,905
                                                         ------------

                   HOTELS & RESTAURANTS--0.4%
           30,100  McDonald's Corp......................      484,008
                                                         ------------

                   INDUSTRIAL MACHINERY--0.6%
           13,600  Caterpillar, Inc.....................      621,792
                                                         ------------

                See accompanying notes to financial statements.

                                    NEZF-36

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)
                                               BONDS & NOTES--40.6%


                                                                  VALUE
      SHARES                                                    (NOTE 1A)
     ----------------------------------------------------------------------

              INSURANCE--3.6%
      34,500  American International Group, Inc.............. $  1,995,825
      14,200  Hartford Financial Services Group, Inc.........      645,106
      16,600  Marsh & McLennan Cos., Inc.....................      767,086
      44,800  Travelers Property Casualty Corp. (Class B) (b)      656,320
                                                              ------------
                                                                 4,064,337
                                                              ------------

              INVESTMENT BROKERAGE--1.3%
       9,200  Goldman Sachs Group, Inc.......................      626,520
      23,300  Merrill Lynch & Co., Inc.......................      884,235
                                                              ------------
                                                                 1,510,755
                                                              ------------

              IRON & STEEL--0.0%
         225  Weirton Steel Corp.............................          225
                                                              ------------

              MEDIA--2.7%
      96,100  AOL Time Warner, Inc...........................    1,258,910
      45,700  Comcast Corp. (Special Class A)................    1,032,363
      10,500  Gannett, Inc...................................      753,900
                                                              ------------
                                                                 3,045,173
                                                              ------------

              RETAIL--3.3%
      17,500  Costco Wholesale Corp. (b).....................      491,050
      26,700  CVS Corp.......................................      666,699
      32,600  Safeway, Inc. (b)..............................      761,536
      37,500  The Home Depot, Inc............................      898,500
      17,800  Wal-Mart Stores, Inc...........................      899,078
                                                              ------------
                                                                 3,716,863
                                                              ------------

              SEMICONDUCTORS--1.4%
      74,400  Intel Corp.....................................    1,158,408
      24,100  Texas Instruments, Inc.........................      361,741
                                                              ------------
                                                                 1,520,149
                                                              ------------

              SOFTWARE--4.0%
      18,400  Automatic Data Processing, Inc.................      722,200
      59,000  Microsoft Corp. (b)............................    3,050,300
      71,400  Oracle Corp. (b)...............................      771,120
                                                              ------------
                                                                 4,543,620
                                                              ------------

              TELECOMMUNICATIONS--2.6%
      92,200  Cisco Systems, Inc. (b)........................    1,207,820
      40,696  SBC Communications, Inc........................    1,103,268
      15,800  Verizon Communications, Inc....................      612,250
                                                              ------------
                                                                 2,923,338
                                                              ------------

              TRUCKING & FREIGHT FORWARDING--0.7%
      14,600  FedEx Corp.....................................      791,612
                                                              ------------
              Total Common Stocks
               (Identified Cost $84,427,233).................   64,933,722
                                                              ------------

         FACE                                                  VALUE
        AMOUNT                                               (NOTE 1A)
       -----------------------------------------------------------------

                AEROSPACE & DEFENSE--0.0%
       $ 30,000 Sequa Corp. 8.875%, 04/01/08.............. $     28,650
                                                           ------------

                AIRLINES--0.1%
         25,000 American Airline 10.180%, 01/02/13........       14,107
         50,000 Atlas Air, Inc. 10.750%, 08/01/05.........       10,375
         75,000 Delta Air Lines, Inc. 7.900%, 12/15/09....       51,750
         10,000 Northwest Airlines, Inc. 8.875%, 06/01/06.        6,500
         20,000 Northwest Airlines, Inc. 9.875%, 03/15/07.       12,800
                                                           ------------
                                                                 95,532
                                                           ------------

                ALUMINUM--0.0%
         30,000 Century Aluminum Co. 11.750%, 04/15/08....       29,100
                                                           ------------

                APPAREL & TEXTILES--0.1%
         60,000 Levi Strauss & Co. 11.625%, 01/15/08......       58,650
         50,000 Westpoint Stevens, Inc. 7.875%, 06/15/05..       15,500
         20,000 Westpoint Stevens, Inc. 7.875%, 06/15/08..        5,800
                                                           ------------
                                                                 79,950
                                                           ------------

                ASSET BACKED--0.9%
        250,000 Capital Auto Receivables Asset Trust
                 1.000%, 09/15/05.........................      254,966
        300,000 Connecticut RRB Special Purpose Trust
                 6.210%, 12/30/11(d)......................      338,337
        208,011 US Airways Pass Through Trust
                 7.076%, 09/20/22.........................      214,797
        200,000 WFS Financial Owner Trust 4.870%, 09/20/09      212,603
                                                           ------------
                                                              1,020,703
                                                           ------------

                AUTO PARTS--0.2%
         65,000 Accuride Corp. 9.250%, 02/01/08...........       39,000
         31,000 CSK Auto, Inc. 12.000%, 06/15/06..........       33,170
         80,000 Dana Corp. 9.000%, 08/15/11...............       77,200
         20,000 Dura Operating Corp. 9.000%, 05/01/09.....       18,200
         10,000 Dura Operating Corp. 8.625%, 04/15/12.....       10,050
         15,000 Goodyear Tire & Rubber Co.
                 8.500%, 03/15/07.........................       12,746
         40,000 Goodyear Tire & Rubber Co.
                 7.857%, 08/15/11.........................       29,955
         25,000 LDM Technologies, Inc. 10.750%, 01/15/07..       18,750
         35,000 Lear Corp. 8.110%, 05/15/09...............       37,012
                                                           ------------
                                                                276,083
                                                           ------------

                AUTOMOBILES--0.4%
        500,000 Ford Motor Co. 7.375%, 10/28/09...........      495,431
                                                           ------------

                BANKS--1.2%
        300,000 Bank One Corp. 8.000%, 04/29/27...........      376,656
        225,000 Bankers Trust New York Corp.
                 7.625%, 08/15/05.........................      249,400
        200,000 People's Bank 9.875%, 11/15/10............      213,465
        400,000 United States Bancorp 7.500%, 06/01/26....      472,183
                                                           ------------
                                                              1,311,704
                                                           ------------

                See accompanying notes to financial statements.

                                    NEZF-37

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)

       FACE                                                       VALUE
      AMOUNT                                                    (NOTE 1A)
     ----------------------------------------------------------------------

              BROADCASTING--0.7%
     $ 10,000 Charter Communication Holdings, L.L.C. Zero
               Coupon, 0/9.920% (d).......................... $      3,500
       25,000 Corus Entertainment, Inc. 8.750%, 03/01/12.....       26,469
       15,000 CSC Holdings, Inc. 8.125%, 07/15/09............       14,419
       30,000 CSC Holdings, Inc. (Series B)
               8.125%, 08/15/09..............................       28,838
       50,000 Lin Holdings Corp. Zero Coupon, 03/01/08 (d)...       51,062
      400,000 News America Holdings, Inc.
               9.250%, 02/01/13..............................      482,307
      100,000 Viacom, Inc. 7.875%, 07/30/30..................      124,483
                                                              ------------
                                                                   731,078
                                                              ------------

              BUILDING & CONSTRUCTION--0.7%
      150,000 Centex Corp. 7.875%, 02/01/11..................      168,999
       20,000 D. R. Horton, Inc. 9.750%, 09/15/10............       20,500
      200,000 Masco Corp. 5.750%, 10/15/08...................      218,159
      150,000 Pulte, Inc. 7.625%, 10/15/17...................      157,978
      100,000 Regency Centers, L.P. 7.950%, 01/15/11.........      115,430
       30,000 Standard Pacific Corp. 8.000%, 02/15/08........       29,850
       20,000 Standard Pacific Corp. 9.500%, 09/15/10........       20,950
                                                              ------------
                                                                   731,866
                                                              ------------

              BUSINESS SERVICES--0.1%
       50,000 Iron Mountain, Inc. 8.250%, 07/01/11...........       51,500
       30,000 R.H. Donnelley, Inc. (144A) 10.875%, 12/15/12         32,700
       20,000 Resolution Performance Products Corp.
               13.500%, 11/15/10.............................       21,100
                                                              ------------
                                                                   105,300
                                                              ------------

              CHEMICALS--0.3%
        5,000 Airgas, Inc. 9.125%, 10/01/11..................        5,400
       85,000 ICI Wilmington, Inc. 6.950%, 09/15/04..........       89,128
       35,000 IMC Global, Inc. 7.625%, 11/01/05..............       33,600
       20,000 IMC Global, Inc. 10.875%, 06/01/08.............       21,700
       15,000 IMC Global, Inc. 11.250%, 06/01/11.............       16,125
       50,000 Lyondell Chemical Co. 9.625%, 05/01/07.........       48,000
       25,000 Lyondell Chemical Co. 9.875%, 05/01/07.........       24,000
       25,000 Lyondell Chemical Co. 10.875%, 05/01/09........       21,375
        5,000 Methanex Corp. 8.750%, 08/15/12................        5,300
       50,000 Olin Corp. 9.125%, 12/15/11....................       56,790
       20,000 Texas Petrochemicals Corp.
               11.125%, 07/01/06.............................       13,000
                                                              ------------
                                                                   334,418
                                                              ------------

              COLLATERALIZED MORTGAGE OBLIGATIONS--1.2%
      515,000 First Union Lehman Brothers Commercial Mortgage
               Trust 7.380%, 04/18/29........................      587,488
      357,696 First Union Lehman Brothers Commercial Mortgage
               Trust II 6.600%, 11/18/29.....................      379,307
      250,000 Onyx Acceptance Owner Trust
               4.600%, 10/15/08..............................      264,154
      125,000 Pemex Project Funding Master Trust
               9.125%, 10/13/10..............................      143,125
                                                              ------------
                                                                 1,374,074
                                                              ------------

         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
       ---------------------------------------------------------------------

                COMMUNICATION SERVICES--0.6%
       $  5,000 American Tower Corp. 9.375%, 02/01/09...... $      3,900
        130,000 AOL Time Warner, Inc. 7.700%, 05/01/32.....      135,295
         55,000 Avaya, Inc. 11.125%, 04/01/09..............       49,775
         55,000 EchoStar Communications Corp.
                 9.375%, 02/01/09..........................       58,163
          5,000 Echostar DBS Corp. 9.125%, 01/15/09........        5,263
         25,000 FrontierVision Holdings, L.P.
                11.875%, 09/15/07 (d)......................       14,000
         80,000 Liberty Media Corp. 7.750%, 07/15/09.......       86,454
         40,000 Lucent Technologies, Inc. 7.250%, 07/15/06.       22,600
          5,000 Mediacom Broadband, L.L.C.
                 7.875%, 02/15/11..........................        4,175
         30,000 Mediacom Broadband, L.L.C.
                 9.500%, 01/15/13..........................       27,000
         15,000 Mediacom Broadband, L.L.C.
                 11.000%, 07/15/13.........................       15,225
         40,000 Nextel Communications, Inc.
                 9.375%, 11/15/09..........................       36,200
         70,000 Nextel Communications, Inc.
                 9.500%, 02/01/11..........................       63,000
         20,000 Nextel Partners, Inc. Zero Coupon, 02/01/09       15,000
         45,000 Nortel Networks, Ltd. 6.125%, 02/15/06.....       30,150
         75,000 TCI Communications, Inc. 8.750%, 08/01/15..       86,324
                                                            ------------
                                                                 652,524
                                                            ------------

                COMMUNICATIONS--0.2%
         85,000 Adelphia Communications Corp.
                 7.750%, 01/15/09..........................       31,450
         15,000 Charter Communication Holdings, L.L.C.
                 8.250%, 04/01/07..........................        6,675
         25,000 Charter Communication Holdings, L.L.C.
                 8.625%, 04/01/09..........................       11,125
         85,000 Charter Communication Holdings, L.L.C.
                 0/13.500%, 01/15/11(c)....................       22,100
         45,000 Classic Cable, Inc. 10.500%, 03/01/10 (e)..        5,400
         65,000 Clear Channel Communications
                 7.650%, 09/15/10..........................       73,635
         35,000 US West Communications, Inc.
                 6.875%, 09/15/33..........................       26,950
                                                            ------------
                                                                 177,335
                                                            ------------

                COMPUTERS & BUSINESS EQUIPMENT--0.0%
         35,000 Xerox Corp. (144A) 9.750%, 01/15/09........       33,600
                                                            ------------

                CONGLOMERATES--0.1%
         55,000 Georgia-Pacific Corp. 9.500%, 12/01/11.....       53,900
          5,000 Tyco International Group S.A.
                 5.800%, 08/01/06..........................        4,725
         15,000 Tyco International Group S.A.
                 6.125%, 01/15/09..........................       14,025
         10,000 Tyco International Group S.A.
                 6.750%, 02/15/11..........................        9,450
         70,000 Tyco International Group S.A.
                 6.375%, 10/15/11..........................       65,450
                                                            ------------
                                                                 147,550
                                                            ------------

                See accompanying notes to financial statements.

                                    NEZF-38

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)

        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
      --------------------------------------------------------------------

               CONTAINERS & GLASS--0.2%
      $ 10,000 BWAY Corp. (144A) 10.000%, 10/15/10.......... $     10,375
        65,000 Owens-Illinois, Inc. 7.850%, 05/15/04........       64,187
        25,000 Packaging Corp. 9.625%, 04/01/09.............       26,813
        25,000 Silgan Holdings, Inc. 9.000%, 06/01/09.......       26,063
        25,000 Stone Container Corp. 9.250%, 02/01/08.......       26,437
        40,000 Stone Container Corp. 8.375%, 07/01/12.......       41,000
                                                             ------------
                                                                  194,875
                                                             ------------

               COSMETICS & PERSONAL CARE--0.1%
         5,000 Johnsondiversey, Inc. (144A)
                9.625%, 05/15/12............................        5,263
        20,000 Playtex Products, Inc. 9.375%, 06/01/11......       22,100
        25,000 Revlon Consumer Products Corp.
                12.000%, 12/01/05...........................       24,125
                                                             ------------
                                                                   51,488
                                                             ------------

               DOMESTIC OIL--0.5%
        10,000 Clark Refining & Marketing, Inc.
                8.375%, 11/15/07............................        9,550
        50,000 Clark Refining & Marketing, Inc.
                8.625%, 08/15/08............................       47,750
         5,000 Forest Oil Corp. 8.000%, 06/15/08............        5,275
        50,000 Pioneer Natural Resources Co.
                9.625%, 04/01/10............................       59,482
        15,000 Tesoro Petroleum Corp. 9.000%, 07/01/08......        9,900
        30,000 Tesoro Petroleum Corp. 9.625%, 11/01/08......       20,400
       330,000 Tosco Corp. 7.625%, 05/15/06.................      373,890
                                                             ------------
                                                                  526,247
                                                             ------------

               DRUGS & HEALTH CARE--0.7%
        15,000 Alaris Medical Systems, Inc. 9.750%, 12/01/06       15,000
        85,000 Alaris Medical Systems, Inc.
                0/11.125%, 08/01/08 (c).....................       78,200
       300,000 Allegiance Corp. 7.000%, 10/15/26............      344,473
        35,000 Beverly Enterprises, Inc. 9.625%, 04/15/09...       29,400
        55,000 CONMED Corp. 9.000%, 03/15/08................       57,200
       155,000 Health Net, Inc. 8.375%, 04/15/11............      178,713
        35,000 HealthSouth Corp. 7.375%, 10/01/06...........       30,275
         5,000 HealthSouth Corp. 8.500%, 02/01/08...........        4,300
        20,000 Physician Sales & Service, Inc.
                8.500%, 10/01/07............................       20,650
        10,000 Triad Hospitals, Inc. 8.750%, 05/01/09.......       10,713
        20,000 Triad Hospitals, Inc. 11.000%, 05/15/09......       22,100
        40,000 Universal Hospital Services, Inc.
                10.250%, 03/01/08...........................       37,900
                                                             ------------
                                                                  828,924
                                                             ------------

               ELECTRIC UTILITIES--1.8%
        50,000 AES Corp. 8.875%, 02/15/11...................       29,000
        30,000 Avista Corp. 9.750%, 06/01/08................       29,625
        30,000 Calpine Corp. 8.625%, 08/15/10...............       12,750
        25,000 CMS Energy Corp. 7.625%, 11/15/04............       23,750
        25,000 CMS Energy Corp. 9.875%, 10/15/07............       23,750
         5,000 CMS Energy Corp. 8.900%, 07/15/08............        4,450

         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
      --------------------------------------------------------------------

                 ELECTRIC UTILITIES--(CONTINUED)
      $  500,000 Duke Capital Corp. 7.500%, 10/01/09........  $  508,323
         200,000 Duke Energy Co. 5.375%, 01/01/09...........     204,003
          75,000 El Paso Corp. 7.000%, 05/15/11.............      51,000
          10,000 Illinois Power Co. (144A) 11.500%, 12/15/10       9,650
         300,000 NSTAR 8.000%, 02/15/10.....................     363,919
         100,000 Progress Energy, Inc. 7.100%, 03/01/11.....     110,209
         175,000 PSEG Power, L.L.C. 6.950%, 06/01/12........     177,684
         115,000 PSEG Power, L.L.C. 8.625%, 04/15/31........     123,827
         150,000 Schlumberger Technology Corp. (144A)
                  6.500%, 04/15/12..........................     168,536
          45,000 Virginia Electric & Power Co.
                  5.375%, 02/01/07..........................      47,678
         100,000 Western Resources, Inc. 7.125%, 08/01/09...      79,000
          25,000 Williams Cos., Inc. 7.125%, 09/01/11.......      16,375
                                                              ----------
                                                               1,983,529
                                                              ----------

                 ELECTRICAL EQUIPMENT--0.0%
          50,000 Wesco Distribution, Inc. 9.125%, 06/01/08..      40,000
                                                              ----------

                 ELECTRONICS--0.1%
          35,000 Chippac International, Ltd.
                  12.750%, 08/01/09.........................      36,750
          20,000 Sanmina-SCI Corp. (144A)
                  10.375%, 01/15/10.........................      20,200
          25,000 Solectron Corp. 9.625%, 02/15/09...........      24,375
                                                              ----------
                                                                  81,325
                                                              ----------

                 ENERGY--0.0%
          45,000 Alabama Power Co. 5.875%, 12/01/22.........      46,313
                                                              ----------

                 ENVIRONMENTAL CONTROL--0.1%
          40,000 Allied Waste North America, Inc.
                  7.625%, 01/01/06..........................      39,800
          25,000 Allied Waste North America, Inc.
                  8.875%, 04/01/08..........................      25,375
                                                              ----------
                                                                  65,175
                                                              ----------

                 FEDERAL AGENCIES--15.8%
         262,720 Federal Home Loan Mortgage
                  6.000%, 05/01/17..........................     274,409
         645,802 Federal Home Loan Mortgage
                  6.000%, 12/01/27..........................     667,602
         518,494 Federal National Mortgage Association
                  7.181%, 10/01/06..........................     576,912
         428,023 Federal National Mortgage Association
                  6.590%, 12/01/07..........................     479,719
         969,223 Federal National Mortgage Association
                  6.500%, 05/01/08..........................   1,085,699
         516,090 Federal National Mortgage Association
                  6.419%, 06/01/08..........................     576,524
       1,115,339 Federal National Mortgage Association
                  5.500%, 01/01/14..........................   1,165,563
         333,394 Federal National Mortgage Association
                  6.500%, 04/01/16..........................     351,195
         496,989 Federal National Mortgage Association
                  6.000%, 01/01/23..........................     517,958

                See accompanying notes to financial statements.

                                    NEZF-39

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)

         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
      ---------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
      $  136,592  Federal National Mortgage Association
                   6.000%, 02/25/24.......................     $    136,802
         509,040  Federal National Mortgage Association
                   6.000%, 03/01/28.......................          526,207
       1,302,176  Federal National Mortgage Association
                   6.000%, 04/01/28.......................        1,351,498
         364,601  Federal National Mortgage Association
                   6.000%, 11/01/32.......................          377,421
       1,720,000  Federal National Mortgage Association
                   6.500%, TBA............................        1,813,525
       1,011,786  Government National Mortgage Association
                   7.500%, 12/15/23.......................        1,083,517
           5,088  Government National Mortgage Association
                   7.500%, 05/15/24.......................            5,450
         383,569  Government National Mortgage Association
                   7.500%, 06/15/24.......................          410,821
           6,236  Government National Mortgage Association
                   7.500%, 08/15/24.......................            6,679
         200,539  Government National Mortgage Association
                   7.500%, 02/15/27.......................          214,079
         194,197  Government National Mortgage Association
                   7.500%, 08/15/27.......................          207,308
         683,410  Government National Mortgage Association
                   7.500%, 10/15/27.......................          729,552
         245,884  Government National Mortgage Association
                   7.500%, 11/15/27.......................          262,938
         252,178  Government National Mortgage Association
                   7.000%, 02/15/28.......................          267,364
          63,423  Government National Mortgage Association
                   7.500%, 04/15/28.......................           67,722
         281,046  Government National Mortgage Association
                   6.500%, 08/15/28.......................          295,432
         436,064  Government National Mortgage Association
                   7.000%, 08/15/28.......................          463,059
         322,349  Government National Mortgage Association
                   7.000%, 10/15/28.......................          341,760
          77,993  Government National Mortgage Association
                   7.000%, 11/15/28.......................           82,689
         603,223  Government National Mortgage Association
                   7.500%, 11/15/28.......................          644,115
         768,966  Government National Mortgage Association
                   6.000%, 12/15/28.......................          801,883
         473,649  Government National Mortgage Association
                   6.500%, 12/15/28.......................          497,972
          13,990  Government National Mortgage Association
                   8.500%, 05/15/29.......................           15,067
         159,252  Government National Mortgage Association
                   8.500%, 10/15/29.......................          171,515
         199,263  Government National Mortgage Association
                   8.000%, 08/15/30.......................          215,132
          76,030  Government National Mortgage Association
                   8.000%, 12/15/30.......................           81,863
          90,693  Government National Mortgage Association
                   7.000%, 07/15/31.......................           96,181

        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
      --------------------------------------------------------------------

               FEDERAL AGENCIES--(CONTINUED)
      $477,456 Government National Mortgage Association
                6.500%, 04/15/32............................ $    501,563
       274,297 Government National Mortgage Association
                6.500%, 05/15/32............................      288,147
                                                             ------------
                                                               17,652,842
                                                             ------------

               FINANCE & BANKING--2.8%
        50,000 Abitibi Consolidated, Inc. 7.875%, 08/01/09..       53,047
       300,000 American Financial Group, Inc.
                7.125%, 04/15/09............................      285,805
        80,000 Anthem Insurance Cos., Inc. (144A)
                9.125%, 04/01/10............................       96,024
       321,453 Asset Securitization Corp. 7.400%, 04/14/29..      337,707
        65,000 CIT Group, Inc. 7.375%, 04/02/07.............       70,864
       250,000 Credit Suisse First Boston 6.550%, 01/17/35..      281,456
        35,000 Crown Castle International Corp.
                0/10.625%, 11/15/07 (c).....................       31,500
       260,000 Dean Witter Discover & Co.
                6.750%, 01/01/16............................      291,831
       175,000 EOP Operating, L.P. 6.763%, 06/15/07.........      190,218
        10,000 Fairfax Final Holdings, Ltd. 7.375%, 03/15/06        8,263
        20,000 Fairfax Financial Holdings Limited
                6.875%, 04/15/08............................       14,722
       200,000 International Lease Finance, Corp.
                5.750%, 10/15/06............................      209,689
       400,000 John Hancock Global Funding (144A)
                7.900%, 07/02/10............................      469,240
        50,000 MBNA Corp. 7.500%, 03/15/12..................       53,754
        60,000 Nationwide Financial Services, Inc.
                5.900%, 07/01/12............................       61,177
        50,000 Norwest Corp. 7.650%, 03/15/05...............       55,675
         5,000 PCA L.L.C./PCA Finance Corp. (144A)
                11.875%, 08/01/09...........................        5,075
       100,000 Pemex Project Funding Master Trust (144A)
                8.625%, 02/01/22............................      105,500
       300,000 Popular North America, Inc.
                6.625%, 01/15/04............................      312,754
       100,000 Secured Finance, Inc. 9.050%, 12/15/04.......      112,036
        85,000 St. Paul Cos., Inc. 5.750%, 03/15/07.........       89,229
        50,000 United States West Capital Funding, Inc.
                6.250%, 07/15/05............................       38,000
        10,000 Western Financial Bank-FSB
                9.625%, 05/15/2012..........................        9,700
                                                             ------------
                                                                3,183,266
                                                             ------------

               FINANCIAL SERVICES--1.4%
        50,000 Chase Manhattan Corp. 7.000%, 11/15/09.......       55,417
       250,000 ERAC USA Finance Co. (144A)
                7.950%, 12/15/2009..........................      288,516
       100,000 Household Finance Corp. 6.375%, 10/15/11.....      104,551
       500,000 Nomura Asset Securities Corp.
                6.590%, 03/15/30............................      567,534
        45,000 Qwest Capital Funding, Inc.
                7.900%, 08/15/10............................       29,250

                See accompanying notes to financial statements.

                                    NEZF-40

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


      FACE                                                        VALUE
     AMOUNT                                                     (NOTE 1A)
    -----------------------------------------------------------------------

             FINANCIAL SERVICES--(CONTINUED)
    $480,000 Salomon, Inc. 7.000%, 03/15/04.................. $    509,579
      20,000 UCAR Finance, Inc. 10.250%, 02/15/12............       15,900
                                                              ------------
                                                                 1,570,747
                                                              ------------

             FOOD & BEVERAGES--0.1%
      95,000 Conagra, Inc. 7.875%, 09/15/10..................      114,885
      25,000 Delhaize America, Inc. 8.125%, 04/15/11.........       24,188
      15,000 The Great Atlantic & Pacific Tea Co., Inc.
              9.125%, 12/15/11...............................       10,950
                                                              ------------
                                                                   150,023
                                                              ------------

             FOREIGN GOVERNMENT--0.9%
     896,000 Republic of Germany
              6.000%, 07/04/07, (EUR)........................    1,039,706
                                                              ------------

             FOREST PRODUCTS & PAPER--0.1%
      15,000 Buckeye Technologies, Inc.
              8.500%, 12/15/2005.............................       13,575
      30,000 Caraustar Industries, Inc. 9.875%, 04/01/11.....       30,900
       5,000 Graphic Packaging Corp. 8.625%, 02/15/12........        5,263
      10,000 Longview Fibre Co. 10.000%, 01/15/09............       10,500
                                                              ------------
                                                                    60,238
                                                              ------------

             GAS & OIL--0.1%
      60,000 Devon Energy Corp. 7.950%, 04/15/32.............       72,132
      30,000 Giant Industries, Inc. 11.000%, 05/15/12........       20,100
      35,000 Plains Exploration & Production Co., L.P. (144A)
              8.750%, 07/01/12...............................       36,400
      20,000 Pride International, Inc. 10.000%, 06/01/09.....       21,600
       5,000 Westport Resources Corp. (144A)
              8.250%, 11/01/11...............................        5,250
                                                              ------------
                                                                   155,482
                                                              ------------

             GAS & PIPELINE UTILITIES--0.3%
     150,000 Kinder Morgan Energy Partners, L.P.
              7.125%, 03/15/12...............................      168,191
     150,000 Southern Natural Gas Co.
              8.000%, 03/01/32...............................      132,000
                                                              ------------
                                                                   300,191
                                                              ------------

             HEALTH CARE--0.0%
      30,000 NDCHealth Corp. (144A) 10.500%, 12/01/12........       30,000
       5,000 Sybron Dental Specialties, Inc.
              8.125%, 06/15/12...............................        5,050
                                                              ------------
                                                                    35,050
                                                              ------------

             HEALTH CARE--PRODUCTS--0.0%
      15,000 Advanced Medical Optics, Inc.
              9.250%, 07/15/10...............................       15,450
      25,000 Royster-Clark, Inc. 10.250%, 04/01/09...........       19,250
                                                              ------------
                                                                    34,700
                                                              ------------

        FACE                                                    VALUE
       AMOUNT                                                 (NOTE 1A)
      -------------------------------------------------------------------

               HOTELS & RESTAURANTS--0.1%
      $ 45,000 Host Marriot, L.P. 9.500%, 01/15/07......... $     45,675
         5,000 Host Marriot, L.P. 9.250%, 10/01/07.........        5,050
        40,000 Riviera Holdings Corp. 11.000%, 06/15/10....       36,000
                                                            ------------
                                                                  86,725
                                                            ------------

               HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.1%
        50,000 Beazer Homes USA, Inc. 8.875%, 04/01/08.....       51,750
        40,000 Sealy Mattress Co. 0/10.875%, 12/15/07 (c)..       38,800
                                                            ------------
                                                                  90,550
                                                            ------------

               INDUSTRIAL MACHINERY--0.1%
        25,000 Case Corp. 7.250%, 08/01/05.................       21,250
         5,000 Cummins, Inc. (144A) 9.500%, 12/01/10.......        5,325
        25,000 Hexcel Corp. 9.750%, 01/15/09...............       21,125
        40,000 Navistar International Corp.
                9.375%, 06/01/06...........................       38,400
         5,000 NMHG Holding Co. 10.000%, 05/15/09..........        5,000
        50,000 Numatics, Inc. 9.625%, 04/01/08.............       23,500
                                                            ------------
                                                                 114,600
                                                            ------------

               INSURANCE--1.0%
       300,000 Everest Reinsurance Holdings, Inc.
                8.750%, 03/15/10...........................      344,628
       300,000 Jackson National Life Insurance Co. (144A)
                8.150%, 03/15/27...........................      340,366
       400,000 Liberty Mutual Insurance Co. (144A)
                7.697%, 10/15/97...........................      300,871
       150,000 Torchmark, Inc. 6.250%, 12/15/06............      162,197
                                                            ------------
                                                               1,148,062
                                                            ------------

               IRON & STEEL--0.1%
        40,000 Alaska Steel Corp. 7.875%, 02/15/09.........       40,400
        95,000 National Steel Corp. 9.875%, 03/01/09.......       36,931
        10,000 Oregon Steel Mills, Inc. (144A)
                10.000%, 07/15/09..........................       10,150
         5,000 Steel Dynamics, Inc. 9.500%, 03/15/09.......        5,238
        50,000 United States Steel Corp. 10.750%, 08/01/08.       49,250
        13,750 Weirton Steel Corp. 0.500%, 04/01/08........        1,375
                                                            ------------
                                                                 143,344
                                                            ------------

               LEISURE--0.2%
        50,000 Mandalay Resort Group 9.375%, 02/15/10......       53,750
        55,000 MGM Mirage 8.375%, 02/01/11.................       59,263
        65,000 Station Casinos, Inc. (144A)
                8.875%, 12/01/08...........................       67,600
        25,000 True Temper Sports, Inc. 10.875%, 12/01/08..       25,750
                                                            ------------
                                                                 206,363
                                                            ------------

               MEDIA--0.0%
         5,000 Lamar Media Corp. (144A) 7.250%, 01/01/13...        5,081
                                                            ------------

               MEDICAL LABORATORIES--0.0%
        10,000 Bio-Rad Laboratories, Inc. 11.625%, 02/15/07       11,075
        45,000 Radiologix, Inc. 10.500%, 12/15/08..........       35,100
                                                            ------------
                                                                  46,175
                                                            ------------

                See accompanying notes to financial statements.

                                    NEZF-41

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
      --------------------------------------------------------------------

               MUNICIPAL BOND--0.1%
      $ 98,000 U.S. Department Housing & Urban Development
                7.498%, 08/01/11............................ $     119,132
                                                             -------------

               NEWSPAPERS--0.0%
         5,000 Entravision Communications Corp.
                8.125%, 03/15/09............................         5,200
                                                             -------------

               OFFICE FURNISHINGS & SUPPLIES--0.2%
       200,000 Boise Cascade Office Products Co.
                7.050%, 05/15/05............................       205,357
                                                             -------------

               PETROLEUM SERVICES--0.0%
        60,000 Energy Corp. of America 9.500%, 05/15/07.....        37,200
        15,000 Tesoro Petroleum Corp. 9.625%, 04/01/12......         9,750
                                                             -------------
                                                                    46,950
                                                             -------------

               PLASTICS--0.1%
        50,000 Sealed Air Corp. 8.750%, 07/01/08............        54,940
                                                             -------------

               PUBLISHING--0.4%
        35,000 Canwest Media, Inc. 10.625%, 05/15/11........        37,362
        30,000 Mail-Well I Corp. 9.625%, 03/15/12...........        26,700
        50,000 Primedia, Inc. 8.875%, 05/15/11..............        45,250
       300,000 Scholastic Corp. 7.000%, 12/15/03............       311,923
        25,000 Von Hoffman Corp. 10.250%, 03/15/09..........        23,375
        50,000 World Color Press, Inc. 8.375%, 11/15/08.....        52,047
                                                             -------------
                                                                   496,657
                                                             -------------

               REAL ESTATE INVESTMENT TRUST--0.5%
       200,000 Healthcare Realty Trust 8.125%, 05/01/11.....       215,373
       300,000 Liberty Property, L.P. 7.250%, 03/15/11......       328,417
                                                             -------------
                                                                   543,790
                                                             -------------

               RETAIL--0.3%
        20,000 Gap, Inc. 8.800%, 12/15/08 (d)...............        21,800
        25,000 Icon Health & Fitness, Inc. 11.250%, 04/01/12        21,750
        15,000 J.C. Penney Co., Inc. 7.600%, 04/01/07.......        15,187
        25,000 J.C. Penney Co., Inc. 7.375%, 08/15/08.......        25,000
       185,000 Lowe's Cos., Inc. 7.500%, 12/15/05...........       210,964
        50,000 Rite Aid Corp. 7.125%, 01/15/07..............        41,250
        30,000 Rite Aid Corp. 11.250%, 07/01/08.............        27,750
        15,000 Winn Dixie Stores, Inc. 8.875%, 04/01/08.....        15,338
                                                             -------------
                                                                   379,039
                                                             -------------

               SEMICONDUCTORS--0.0%
        95,000 SCG Holdings Corp. 12.000%, 08/01/09.........        41,800
                                                             -------------

               TECHNOLOGY--0.1%
        15,000 Amkor Technology, Inc. 9.250%, 05/01/06......        12,825
        75,000 Amkor Technology, Inc. 10.500%, 05/01/09.....        57,750
                                                             -------------
                                                                    70,575
                                                             -------------

         FACE                                                  VALUE
        AMOUNT                                               (NOTE 1A)
       -----------------------------------------------------------------

                TELECOMMUNICATIONS--0.5%
       $120,000 Alltel Corp. 7.000%, 07/01/12............. $     138,295
         60,000 AT&T Corp. 8.500%, 11/15/31(d)............        66,134
        100,000 AT&T Wireless Services, Inc.
                 8.750%, 03/01/31.........................        98,000
         30,000 Cingular Wireless, L.L.C. 7.125%, 12/15/31        31,859
         55,000 GCI, Inc. 9.750%, 08/01/07................        44,000
         50,000 Insight Midwest, L.P. 9.750%, 10/01/09....        47,500
         20,000 Insight Midwest, L.P. 10.500%, 11/01/10...        19,450
         15,000 L 3 Communications Corp. 8.500%, 05/15/08.        15,562
         45,000 Singapore Telecommunications, Ltd. (144A)
                 7.375%, 12/01/31.........................        49,223
         40,000 Telecommunications Techniques Co.
                 9.750%, 05/15/08.........................         6,000
         10,000 Time Warner Telecom, Inc.
                 10.125%, 02/01/11........................         5,400
          5,000 Worldcom, Inc. 8.250%, 05/15/10 (e).......         1,175
         95,000 Worldcom, Inc. 7.500%, 05/15/11 (e).......        22,325
                                                           -------------
                                                                 544,923
                                                           -------------

                TOYS & AMUSEMENTS--0.0%
         10,000 Hasbro, Inc. 8.500%, 03/15/06.............        10,200
         10,000 Hasbro, Inc. 6.150%, 07/15/08.............         9,600
                                                           -------------
                                                                  19,800
                                                           -------------

                TRANSPORTATION--0.9%
        250,000 Honda Auto Receivables 3.610%, 12/18/07...       258,172
        460,000 Norfolk Southern Corp. 7.050%, 05/01/37...       516,108
        250,000 USAA Auto Owner Trust 3.910%, 04/16/07....       258,331
                                                           -------------
                                                               1,032,611
                                                           -------------

                TRUCKING & FREIGHT FORWARDING--0.0%
         40,000 Kansas City Southern Railway Co.
                 9.500%, 10/01/08.........................        44,050
                                                           -------------

                U.S. TREASURY--2.2%
        369,000 United States Treasury Bonds
                 8.750%, 08/15/20.........................       544,851
        140,000 United States Treasury Bonds
                 7.875%, 02/15/21.........................       192,090
        600,000 United States Treasury Bonds
                 8.125%, 08/15/21.........................       844,360
        833,256 United States Treasury Notes
                 3.500%, 01/15/11 TII.....................       914,628
                                                           -------------
                                                               2,495,929
                                                           -------------

                UTILITIES--0.3%
        300,000 Northern Border Partners, L.P.
                 7.100%, 03/15/11.........................       316,510
                                                           -------------

                See accompanying notes to financial statements.

                                    NEZF-42

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)
                                               WARRANTS--0.0%

        FACE                                                    VALUE
       AMOUNT                                                 (NOTE 1A)
      -------------------------------------------------------------------

               YANKEE--1.6%
      $ 60,000 Air Canada, Inc. 10.250%, 03/15/11.......... $     33,600
       100,000 British Telecommunications, Plc.
                8.375%, 12/15/10 (b).......................      119,890
       125,000 Burlington Resources Finance Co.
                5.700%, 03/01/07...........................      134,635
       100,000 France Telecom S.A. 7.750%, 03/01/11........      115,627
        10,000 MDP Acquisitions, Plc. (144A)
                9.625%, 10/01/12...........................       10,400
       200,000 Norsk Hydro A/S 7.750%, 06/15/23............      242,566
        60,000 Norske Skogindustrier ASA (144A)
                7.625%, 10/15/11...........................       65,942
        25,000 Pacifica Papers, Inc. 10.000%, 03/15/09.....       26,438
        15,000 Paperboard Industries International, Inc.
                8.375%, 09/15/07...........................       14,550
       110,000 Quebecor Media, Inc.
                0/13.750%, 07/15/11 (d)....................       62,287
        55,000 Republic of South Africa 7.375%, 04/25/12...       59,537
        25,000 Rogers Cantel, Inc. 9.375%, 06/01/08........       23,500
        50,000 Rogers Communications, Inc.
                8.875%, 07/15/07...........................       47,750
        45,000 Rogers Wireless, Inc. 9.625%, 05/01/11......       42,525
       145,000 Russian Federation 5.000%, 03/31/30 (b) (c).      115,130
       575,000 TransCanada Pipelines, Ltd. 7.150%, 06/15/06      629,119
        10,000 Tyco International Group S.A.
                6.375%, 02/15/06...........................        9,700
        25,000 United Pan Europe Communications N.V.
                10.875%, 11/01/07..........................        1,875
        50,000 United Pan Europe Communications N.V.
                10.875%, 08/01/09..........................        3,750
                                                            ------------
                                                               1,758,821
                                                            ------------
               Total Bonds & Notes
                (Identified Cost $43,105,473)..............   45,642,003
                                                            ------------

                                                                 VALUE
                                                               (NOTE 1A)
      --------------------------------------------------------------------

                 COMMUNICATION SERVICES--0.0%
           1,167 McLeodUSA, Inc. (b)........................ $        408
                                                             ------------
                 Total Warrants
                  (Identified Cost $0)......................          408
                                                             ------------

      SHORT TERM INVESTMENTS--2.2%
         FACE
        AMOUNT
      --------------------------------------------------------------------

                 REPURCHASE AGREEMENT--2.2%
      $2,492,000 Paribas Repurchase Agreement dated 12/31/02
                  at 1.100% to be repurchased at $2,492,152
                  on 01/02/03, collateralized by $2,499,000
                  U.S. Treasury Note 2.750% due 10/31/03
                  with a value of $2,549,400................    2,492,000
                                                             ------------
                 Total Short Term Investments
                  (Identified Cost $2,492,000)..............    2,492,000
                                                             ------------
                 Total Investments--100.6%
                  (Identified Cost $130,024,706) (a)........  113,068,133
                 Other assets less liabilities..............     (702,617)
                                                             ------------
                 TOTAL NET ASSETS--100%..................... $112,365,516
                                                             ============

                See accompanying notes to financial statements.

                                    NEZF-43

NOTES TO PORTFOLIO OF INVESTMENTS

 BALANCED SERIES

DECEMBER 31, 2002


FORWARD CONTRACTS OUTSTANDING AT DECEMBER 31, 2002

                                                                    LOCAL   AGGREGATE
                                                          DELIVERY CURRENCY   FACE      TOTAL     UNREALIZED
CURRENCY CONTRACTS                                          DATE    AMOUNT    VALUE     VALUE    DEPRECIATION
------------------                                        -------- -------- --------- ---------- ------------
Euro (sold).............................................. 01/24/03   8,000  $  8,008  $    8,381   $   (373)
Euro (sold).............................................. 01/24/03 995,000   995,960   1,042,383    (46,423)
Euro (sold).............................................. 01/24/03  11,000    11,248      11,524       (276)
                                                                                                   --------
Net unrealized depreciation on forward currency contracts                                          $(47,072)
                                                                                                   ========

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $131,099,196 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $ 21,358,402
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value  (39,389,465)
                                                                                                               ------------
Net unrealized depreciation................................................................................... $(18,031,063)
                                                                                                               ============

(b)Non-Income producing security.
(c)Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(d)Variable or floating rate security. Rate disclosed is as of December 31, 2002.
(e)Non-Income producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,171,287 or 1.9% of net assets.
EUR--Euro Currency
TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

TII--Treasury Inflation Indexed Security. Security has a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

                See accompanying notes to financial statements.

                                    NEZF-44

NEW ENGLAND ZENITH FUND

 BALANCED SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value........................            $113,068,133
      Cash........................................                     619
      Receivable for:
       Securities sold............................               1,200,329
       Fund shares sold...........................                 342,349
       Dividends and interest.....................                 642,931
                                                              ------------
        Total Assets..............................             115,254,361
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  415,407
       Securities purchased.......................  2,323,275
       Open forward currency contracts--net.......     47,072
      Accrued expenses:
       Management fees............................     67,339
       Service and distribution fees..............      1,177
       Deferred trustees fees.....................     11,184
       Other expenses.............................     23,391
                                                   ----------
        Total Liabilities.........................               2,888,845
                                                              ------------
    NET ASSETS....................................            $112,365,516
                                                              ============
      Net assets consist of:
       Capital paid in............................            $156,065,201
       Undistributed net investment income........               3,553,691
       Accumulated net realized gains (losses)....             (30,251,215)
       Unrealized appreciation (depreciation) on
        investments and foreign currency..........             (17,002,161)
                                                              ------------
    NET ASSETS....................................            $112,365,516
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($102,817,421 divided by 9,777,048
     shares of beneficial interest)...............            $      10.52
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($9,548,095 divided by 909,899 shares of
     beneficial interest).........................            $      10.49
                                                              ============
    Identified cost of investments................            $130,024,706
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

     INVESTMENT INCOME
       Dividends...............................               $  1,091,461
       Interest................................                  3,393,167
                                                              ------------
                                                                 4,484,628
     EXPENSES
       Management fees......................... $    889,539
       Service and distribution fees--Class E..        8,368
       Trustees fees and expenses..............       13,866
       Custodian...............................      132,387
       Audit and tax services..................       21,450
       Legal...................................        2,593
       Printing................................       17,084
       Insurance...............................        2,727
       Miscellaneous...........................        5,509
                                                ------------
       Total expenses before reductions........    1,093,523
       Expense reductions......................      (25,704)    1,067,819
                                                ------------  ------------
     NET INVESTMENT INCOME.....................                  3,416,809
                                                              ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  (13,574,298)
       Foreign currency transactions--net......      (22,197)  (13,596,495)
                                                ------------
     Unrealized appreciation (depreciation) on:
       Investments--net........................   (9,388,031)
       Foreign currency transactions--net......      (45,589)   (9,433,620)
                                                ------------  ------------
     Net gain (loss)...........................                (23,030,115)
                                                              ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................               $(19,613,306)
                                                              ============

                See accompanying notes to financial statements.

                                    NEZF-45

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                          YEAR ENDED    YEAR ENDED
                                                         DECEMBER 31,  DECEMBER 31,
                                                             2002          2001
                                                         ------------  ------------
FROM OPERATIONS
 Net investment income.................................. $  3,416,809  $  4,421,457
 Net realized gain (loss)...............................  (13,596,495)   (6,943,278)
 Unrealized appreciation (depreciation).................   (9,433,620)   (4,497,329)
                                                         ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......  (19,613,306)   (7,019,150)
                                                         ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.............................................   (3,032,639)   (6,225,352)
    Class E.............................................      (90,971)            0
                                                         ------------  ------------
 TOTAL DISTRIBUTIONS....................................   (3,123,610)   (6,225,352)
                                                         ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS.........................................   (9,539,568)   (2,090,332)
                                                         ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS................  (32,276,484)  (15,334,834)

NET ASSETS
 Beginning of the year..................................  144,642,000   159,976,834
                                                         ------------  ------------
 End of the year........................................ $112,365,516  $144,642,000
                                                         ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year........................................ $  3,553,691  $  2,977,482
                                                         ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                                               YEAR ENDED                YEAR ENDED
                                                            DECEMBER 31, 2002         DECEMBER 31, 2001
                                                        ------------------------  ------------------------
                                                          SHARES          $         SHARES          $
                                                        ----------  ------------  ----------  ------------
CLASS A
 Sales.................................................  2,366,788  $ 26,059,522   2,727,732  $ 34,479,430
 Reinvestments.........................................    253,353     3,032,639     497,630     6,225,352
 Redemptions........................................... (4,339,425)  (47,397,452) (3,505,568)  (44,355,379)
                                                        ----------  ------------  ----------  ------------
 Net increase (decrease)............................... (1,719,284) $(18,305,291)   (280,206) $ (3,650,597)
                                                        ==========  ============  ==========  ============
CLASS E
 Sales.................................................    817,787  $  9,121,173     135,326  $  1,657,427
 Reinvestments.........................................      7,606        90,971           0             0
 Redemptions...........................................    (42,822)     (446,421)     (7,998)      (97,162)
                                                        ----------  ------------  ----------  ------------
 Net increase (decrease)...............................    782,571  $  8,765,723     127,328  $  1,560,265
                                                        ==========  ============  ==========  ============
 Increase (decrease) derived from capital share
   transactions........................................   (936,713) $ (9,539,568)   (152,878) $ (2,090,332)
                                                        ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    NEZF-46

NEW ENGLAND ZENITH FUND

 BALANCED SERIES

FINANCIAL HIGHLIGHTS



                                                                              CLASS A
                                                         ------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2002      2001      2000      1999      1998
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $  12.44  $  13.58  $  13.85  $  15.51  $  14.86
                                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     0.34      0.39      0.42      0.43      0.38
  Net realized and unrealized gain (loss) on
   investments..........................................    (1.99)    (0.99)    (0.68)    (1.21)     0.97
                                                         --------  --------  --------  --------  --------
  Total from investment operations......................    (1.65)    (0.60)    (0.26)    (0.78)     1.35
                                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (0.27)    (0.54)     0.00     (0.43)    (0.38)
  Distributions from net realized capital gains.........     0.00      0.00     (0.01)    (0.26)    (0.32)
  Distributions in excess of net realized capital gains.     0.00      0.00      0.00     (0.19)     0.00
                                                         --------  --------  --------  --------  --------
  Total Distributions...................................    (0.27)    (0.54)    (0.01)    (0.88)    (0.70)
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......................... $  10.52  $  12.44  $  13.58  $  13.85  $  15.51
                                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................................    (13.5)     (4.5)     (1.9)     (5.1)      9.1
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.85      0.83      0.80      0.77      0.82
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.83      0.83      0.80        --        --
Ratio of net investment income to average net assets (%)     2.69      3.00      2.88      2.83      2.72
Portfolio turnover rate (%).............................       47        65       126        63        72
Net assets, end of period (000)......................... $102,817  $143,059  $159,977  $192,666  $190,577

                                                                   CLASS E
                                                         -----------------------
                                                             YEAR     MAY 1, 2001(A)
                                                            ENDED        THROUGH
                                                         DECEMBER 31,  DECEMBER 31,
                                                             2002          2001
                                                         ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................    $12.43        $12.72
                                                            ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................      0.29          0.05
  Net realized and unrealized gain (loss) on
   investments..........................................     (1.96)        (0.34)
                                                            ------        ------
  Total from investment operations......................     (1.67)        (0.29)
                                                            ------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income..............     (0.27)         0.00
  Distributions from net realized capital gains.........      0.00          0.00
  Distributions in excess of net realized capital gains.      0.00          0.00
                                                            ------        ------
  Total Distributions...................................     (0.27)         0.00
                                                            ------        ------
NET ASSET VALUE, END OF PERIOD..........................    $10.49        $12.43
                                                            ======        ======
TOTAL RETURN (%)........................................     (13.7)         (2.3)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................      1.00          0.98 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................      0.98          0.98 (c)
Ratio of net investment income to average net assets (%)      2.54          2.71 (c)
Portfolio turnover rate (%).............................        47            65 (c)
Net assets, end of period (000).........................    $9,548        $1,583

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                    NEZF-47

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 FAVORABLE TOTAL
 RETURN THROUGH
 INVESTMENT IN A
 DIVERSIFIED
 PORTFOLIO.
 INCEPTION
 DATE  5/1/87

 ASSET CLASS
 STOCKS & BONDS

    NET ASSETS
   $140 MILLION

    PORTFOLIO
     MANAGER
    A TEAM OF
  MFS PORTFOLIO
     MANAGERS
  MASSACHUSETTS
FINANCIAL SERVICES
     COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the MFS Total Return Series Class A shares provided a total return of -5.4% compared to the returns of -22.1% for the Standard & Poor's 500 Index(R)/10/ and 11.0% for the Lehman Brothers Government/Credit Index/2/. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Flexible Fund/5/ category, was -10.3% for the same period.

PORTFOLIO ACTIVITY
Generally, we like to keep 40% to 45% of the portfolio invested in bonds. Because of stock market volatility, we kept the portfolio at the higher end of that range in 2002. Our bond holdings contributed significantly to the portfolio's performance by providing income and a measure of stability to the overall portfolio. Our U.S. Treasury bonds turned in the strongest results for the period. Toward the end of the period, high-grade corporate bond prices began to move up as investors became more optimistic about the U.S. economy.

Relative to our benchmark, we were overweighted in energy stocks. Oil prices remained high throughout the period, due in part to tensions in the Middle East, and those higher prices translated into solid earnings. Banks and insurance companies were among our most successful financial stocks. The bank stocks we held did well because interest rates were low and there were fewer than expected credit problems. Property and casualty insurers were able to raise premiums as their corporate customers sought to maintain their coverage. Bristol-Myers Squibb illustrates the woes of the pharmaceutical industry. Although many of its older drugs were coming off patent protection, we believed that their new drugs in development would make up for the ones they'd be losing. Unfortunately, enough new drugs did not receive approval to make up the shortfall and the company's earnings suffered. Our utilities holdings, which included energy generation companies and telephone companies, were also disappointing. Calpine, which develops power plants and sells energy, built too much generating capacity and accumulated too much debt in the process. Telecommunications companies performed poorly as a result of fierce competition and the creation of too much capacity. Sears' stock price declined significantly in the fourth quarter when its retail sales continued to be weak and problems surfaced in its credit card business. Despite the poor performance of pharmaceuticals in 2002, we still like the long-term prospects of the group. After a year of falling prices, we feel pharmaceutical stocks are attractively valued. Railroad stocks interest us because many are selling at low prices relative to their earnings and they are generating good yields. We believe they should continue to do well when the economy recovers.

Within the fixed income component of the portfolio, we continue to find high-grade bonds attractive, but are committed to limiting the series' exposure to individual issuers. In our view, there are many companies with strong balance sheets whose bonds are attractively priced. We favor high-grade corporate bonds in healthcare, utilities, and defense industries, as well as government agencies and mortgage-backed issues. We believe that these bonds should do well in almost any economic climate and offer better yields than U.S. Treasury securities.

PORTFOLIO OUTLOOK
There will be an economic recovery, eventually. Right now, we are cautiously optimistic about that and own more cyclical stocks as a result. We find paper and chemical companies to be attractive. They offer good current dividend yields that we believe will help compensate for any near term uncertainty and their prices should respond quickly when an economic recovery does occur. However, geopolitical tensions in the Middle East and in Korea hang like a dark cloud over world markets. How those tensions are resolved will clearly have an impact on all markets as we progress through 2003.


                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...    12.0%
              UNITED STATES TREASURY NOTES............     3.3
              UNITED STATES TREASURY BONDS............     2.8
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION     2.8
              FEDERAL HOME LOAN MORTGAGE CORP.........     2.6
              VIACOM, INC. (CLASS B)..................     1.5
              CITIGROUP, INC..........................     1.4
              PFIZER, INC.............................     1.3
              EXXONMOBIL CORP.........................     1.1
              COMCAST CORP............................     1.1

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS GOVT/CREDIT INDEX AND THE
                                 S&P 500 INDEX


                                    [CHART]

                            Lehman Brothers
        MFS Total Return   Government/Credit  S&P 500
        ----------------   -----------------  -------
12/92       $10,000             $10,000       $10,000
12/93        11,066              11,103        11,006
12/94        10,944              10,714        11,150
12/95        14,367              12,775        15,336
12/96        16,526              13,146        18,854
12/97        20,913              14,429        25,143
12/98        25,028              15,796        32,327
12/99        27,520              15,456        39,129
12/00        26,590              17,288        35,570
12/01        25,579              18,758        31,345
12/02        24,204              20,828        24,421

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                  LEHMAN
                                MFS TOTAL        BROTHERS
                              RETURN SERIES    GOVERNMENT/  S&P 500
                            CLASS A CLASS B(A) CREDIT INDEX  INDEX
            1 Year           -5.4%      N/A        11.0%     - 22.1%
            5 Years           3.0       N/A         7.6      -  0.6
            10 Years          9.2       N/A         7.6         9.3
            Since Inception   9.5      -7.9%        8.5        10.0

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2002. Return not annualized.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                    NEZF-48

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--52.3% OF TOTAL NET ASSETS



                                                           VALUE
           SHARES                                        (NOTE 1A)
           ---------------------------------------------------------

                  AEROSPACE & DEFENSE--0.2%
            3,000 Honeywell International, Inc......... $     72,000
            3,100 United Technologies Corp.............      192,014
                                                        ------------
                                                             264,014
                                                        ------------

                  ALUMINUM--1.0%
            5,500 Alcan Aluminum, Ltd. (ADR)...........      162,360
           53,100 Alcoa, Inc...........................    1,209,618
                                                        ------------
                                                           1,371,978
                                                        ------------

                  BANKS--4.4%
           21,100 Bank of America Corp.................    1,467,927
           54,550 FleetBoston Financial Corp...........    1,325,565
           54,020 Mellon Financial Corp................    1,410,462
           20,500 SouthTrust Corp......................      509,425
           13,150 Sun Trust Banks, Inc.................      748,498
            1,100 U.S. Bancorp.........................       23,342
           18,300 Wachovia Corp........................      666,852
                                                        ------------
                                                           6,152,071
                                                        ------------

                  CHEMICALS--1.5%
            3,104 Air Products & Chemicals, Inc........      132,696
            9,000 Akzo Nobel NV, (EUR).................      285,320
           13,800 Dow Chemical Co......................      409,860
            3,000 E. I. du Pont de Nemours.............      127,200
            4,700 Lyondell Chemical Co.................       59,408
            4,400 PPG Industries, Inc..................      220,660
           15,000 Praxair, Inc.........................      866,550
                                                        ------------
                                                           2,101,694
                                                        ------------

                  COMMUNICATION SERVICES--0.5%
           88,800 Reed Elsevier, Plc., (GBP)...........      760,354
                                                        ------------

                  COMMUNICATIONS--0.4%
           23,200 Global SantaFe Corp..................      564,224
                                                        ------------

                  COMPUTERS & BUSINESS EQUIPMENT--0.4%
           14,100 Applied Micro Circuits Corp..........       52,029
           19,300 Hewlett-Packard Co...................      335,048
            2,150 International Business Machines Corp.      166,625
                                                        ------------
                                                             553,702
                                                        ------------

                  CONGLOMERATES--0.9%
            6,900 Eastman Kodak Co.....................      241,776
           22,440 General Electric Co..................      546,414
           28,640 Tyco International, Ltd..............      489,171
                                                        ------------
                                                           1,277,361
                                                        ------------

                  CONTAINERS & GLASS--0.5%
           29,800 Owens-Illinois, Inc. (b).............      434,484
           12,600 Smurfit-Stone Container Corp.........      193,927
                                                        ------------
                                                             628,411
                                                        ------------

                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                  COSMETICS & PERSONAL CARE--0.5%
            8,656 Gillette Co............................ $    262,796
           10,400 Kimberly-Clark Corp....................      493,688
                                                          ------------
                                                               756,484
                                                          ------------

                  DRUGS & HEALTH CARE--4.3%
            2,800 Abbott Laboratories....................      112,000
           11,360 Baxter International, Inc..............      318,080
            5,200 Bristol-Myers Squibb Co................      120,380
           17,880 Eli Lilly & Co.........................    1,135,380
           24,640 Merck & Co., Inc.......................    1,394,870
           60,300 Pfizer, Inc............................    1,843,371
           46,970 Schering-Plough Corp...................    1,042,734
                                                          ------------
                                                             5,966,815
                                                          ------------

                  ELECTRIC UTILITIES--2.6%
          156,890 Calpine Corp. (b)......................      511,461
            7,300 Entergy Corp...........................      332,807
            5,100 Exelon Corp............................      269,127
            3,500 FPL Group, Inc.........................      210,455
           77,510 NiSource, Inc..........................    1,550,200
            5,200 Pinnacle West Capital Corp.............      177,268
           34,050 TXU Corp...............................      636,054
                                                          ------------
                                                             3,687,372
                                                          ------------

                  FEDERAL AGENCIES--1.2%
           26,380 Federal Home Loan Mortgage Corp........    1,557,739
            2,800 Federal National Mortgage Association..      180,124
                                                          ------------
                                                             1,737,863
                                                          ------------

                  FINANCIAL SERVICES--2.0%
            3,200 American Express Co....................      113,120
           54,530 Citigroup, Inc.........................    1,918,911
            6,600 Hartford Financial Services Group, Inc.      325,248
           12,220 Nationwide Financial Services, Inc.....      350,103
            5,500 T. Rowe Price Group, Inc...............      150,040
                                                          ------------
                                                             2,857,422
                                                          ------------

                  FOOD & BEVERAGES--1.1%
           37,584 Archer-Daniels-Midland Co..............      466,042
            1,900 Diageo, Plc............................       83,220
           18,600 Kellogg Co.............................      637,422
              500 Nestle S.A., (CHF).....................      105,921
            5,950 PepsiCo, Inc...........................      251,209
                                                          ------------
                                                             1,543,814
                                                          ------------

                  FOREST PRODUCTS & PAPER--0.8%
           11,520 Bowater, Inc...........................      483,264
           18,200 International Paper Co.................      636,454
                                                          ------------
                                                             1,119,718
                                                          ------------

                  GAS & OIL--8.2%
           19,190 Apache Corp............................    1,093,638
           12,060 BJ Services Co.........................      389,659

                See accompanying notes to financial statements.

                                    NEZF-49

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

           GAS & OIL--(CONTINUED)
    28,300 BP Amoco, Plc. (ADR)............................... $  1,150,395
    11,780 ConocoPhillips.....................................      570,034
    10,190 Cooper Cameron Corp. (b)...........................      507,666
    33,650 Devon Energy Corp..................................    1,544,535
    45,728 ExxonMobil Corp....................................    1,597,736
    41,840 Noble Corp. (b)....................................    1,470,676
    50,450 Occidental Petroleum Corp..........................    1,435,303
    34,846 Schlumberger, Ltd..................................    1,466,668
     9,500 Unocal Corp........................................      290,510
                                                               ------------
                                                                 11,516,820
                                                               ------------

           GAS & PIPELINE UTILITIES--0.6%
    28,600 National Fuel Gas Co...............................      592,878
    13,000 WGL Holdings, Inc..................................      310,960
                                                               ------------
                                                                    903,838
                                                               ------------

           HEALTH CARE-PRODUCTS--0.5%
     3,900 Colgate Palmolive Co...............................      204,477
     5,366 The Procter & Gamble Co............................      461,154
                                                               ------------
                                                                    665,631
                                                               ------------

           HOTELS & RESTAURANTS--0.9%
    38,140 Hilton Hotels Corp.................................      484,759
    28,620 McDonald's Corp....................................      460,210
    10,130 Starwood Hotels & Resorts Worldwide, Inc. (Class B)      240,486
                                                               ------------
                                                                  1,185,455
                                                               ------------

           HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.0%
     1,168 Fortune Brands, Inc................................       54,324
                                                               ------------

           INDUSTRIAL MACHINERY--0.9%
     3,800 Caterpillar, Inc...................................      173,736
    22,270 Deere & Co.........................................    1,021,080
                                                               ------------
                                                                  1,194,816
                                                               ------------

           INSURANCE--2.1%
    22,260 Allstate Corp......................................      823,397
     2,456 CIGNA Corp.........................................      100,991
    22,160 Hartford Financial Services Group, Inc.............    1,006,729
    12,782 The Chubb Corp.....................................      667,220
    21,501 Travelers Property Casualty Corp. (b)..............      314,990
                                                               ------------
                                                                  2,913,327
                                                               ------------

           INVESTMENT BROKERAGE--1.4%
     6,800 Goldman Sachs Group, Inc...........................      463,080
    31,510 Merrill Lynch & Co., Inc...........................    1,195,804
     7,114 Morgan Stanley Dean Witter & Co....................      283,991
                                                               ------------
                                                                  1,942,875
                                                               ------------

           MEDIA--4.0%
    22,485 Comcast Corp. (Class A)............................      529,971
    46,590 Comcast Corp. (Special Class A)....................    1,052,468
     7,500 Gannett, Inc.......................................      538,500
    11,700 New York Times Co..................................      535,041

                                                           VALUE
            SHARES                                       (NOTE 1A)
            --------------------------------------------------------

                    MEDIA--(CONTINUED)
             28,550 The Walt Disney Co................. $    465,651
              9,400 Tribune Co.........................      427,324
             50,500 Viacom, Inc. (Class B) (b).........    2,058,380
                                                        ------------
                                                           5,607,335
                                                        ------------

                    MINING--0.1%
              5,600 Phelps Dodge Corp..................      177,240
                                                        ------------

                    RAILROADS & EQUIPMENT--0.8%
             27,800 Burlington Northern Santa Fe Corp..      723,078
             21,600 Norfolk Southern Corp..............      431,784
                                                        ------------
                                                           1,154,862
                                                        ------------

                    REAL ESTATE INVESTMENT TRUST--0.7%
             11,900 Equity Office Properties Trust.....      297,262
             22,100 Equity Residential Properties Trust      543,218
              2,600 Healthcare Realty Trust, Inc.......       76,050
                                                        ------------
                                                             916,530
                                                        ------------

                    RETAIL--2.5%
             16,640 May Department Stores Co...........      382,387
              3,700 Safeway, Inc. (b)..................       86,432
             51,110 Sears Roebuck & Co.................    1,224,084
             26,100 The Home Depot, Inc................      625,356
             76,690 The Kroger Co. (b).................    1,184,861
                                                        ------------
                                                           3,503,120
                                                        ------------

                    SEMICONDUCTORS--0.6%
             22,220 Intel Corp.........................      345,965
             34,400 Texas Instruments, Inc.............      516,344
                                                        ------------
                                                             862,309
                                                        ------------

                    SOFTWARE--0.9%
              6,500 Automatic Data Processing, Inc.....      255,125
              9,800 Microsoft Corp. (b)................      506,660
             50,140 Oracle Corp. (b)...................      541,512
                                                        ------------
                                                           1,303,297
                                                        ------------

                    TELECOMMUNICATIONS--5.5%
             38,420 AT&T Corp..........................    1,003,146
            195,769 AT&T Wireless Services, Inc. (b)...    1,106,095
             17,400 Advanced Fibre Communications (b)..      290,232
             37,300 BellSouth Corp.....................      964,951
             41,976 Motorola, Inc......................      363,092
             29,900 SBC Communications, Inc............      810,589
             24,550 Telephone & Data Systems, Inc......    1,154,341
             36,330 Verizon Communications, Inc........    1,407,788
             32,489 Vodafone Group, Plc. (ADR).........      588,701
                                                        ------------
                                                           7,688,935
                                                        ------------

                    TOBACCO--0.3%
              9,200 Philip Morris Cos., Inc............      372,876
                                                        ------------
                    Total Common Stocks
                     (Identified Cost $81,512,488).....   73,306,887
                                                        ------------

                See accompanying notes to financial statements.

                                    NEZF-50

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--40.5%

        FACE                                                      VALUE
       AMOUNT                                                   (NOTE 1A)
     ----------------------------------------------------------------------

                 AEROSPACE & DEFENSE--0.2%
     $   220,000 Northrop Grumman Corp.
                  7.750%, 02/15/31............................ $    263,750
                                                               ------------

                 ASSET BACKED--0.7%
         325,000 Capital One Auto Finance Trust
                  4.790%, 01/15/09............................      345,970
         221,720 Continental Airlines Pass Through
                  6.648%, 03/15/19............................      193,709
         500,000 Providian Gateway Master Trust
                  1.700%, 03/16/09 (c)........................      491,719
                                                               ------------
                                                                  1,031,398
                                                               ------------

                 AUTOMOBILES--0.7%
         650,000 DaimlerChrysler North America Holding Corp.
                  7.750%, 05/27/03............................      662,950
         229,000 Ford Motor Co. 7.375%, 10/28/09..............      226,907
         152,000 Ford Motor Co. 7.450%, 07/16/31..............      132,220
                                                               ------------
                                                                  1,022,077
                                                               ------------

                 BANKS--0.5%
         478,000 Bank of America Corp. 7.400%, 01/15/11.......      563,067
         175,000 KFW International Finance, Inc.
                  4.250%, 04/18/05............................      184,072
                                                               ------------
                                                                    747,139
                                                               ------------

                 BROADCASTING--0.2%
         200,000 News America Holdings, Inc.
                  8.500%, 02/15/05............................      216,258
                                                               ------------

                 BUILDING & CONSTRUCTION--0.3%
         309,000 CRH America, Inc. 6.950%, 03/15/12...........      346,165
                                                               ------------

                 BUSINESS SERVICES--0.1%
         108,000 Cendant Corp. 6.875%, 08/15/06...............      112,067
                                                               ------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--1.7%
         700,000 Chase Commercial Mortgage Securities Corp.
                  6.390%, 11/18/30............................      784,498
         205,913 Chase Mortgage Finance Trust
                  6.000%, 02/25/17............................      211,967
          90,816 GMAC Light Trust (144A) 3.898%, 07/05/13.....       90,816
         181,774 Independant National Mortgage Corp.
                  7.000%, 05/25/26............................      184,495
       7,062,341 Morgan Stanley Capital I, Inc.
                  (144A) 0.704%, 11/15/30 (c).................      227,140
         235,823 Morgan Stanley Dean Witter Capital I, Inc.
                  (144A) 2.960%, 10/07/13 (c).................      235,929
         205,000 Pemex Project Funding Master Trust
                  9.125%, 10/13/10............................      234,725
         286,000 Residential Funding Mortgage Securities, Inc.
                  6.000%, 12/25/16............................      293,966
         135,000 Wells Fargo Mortgage Backed Securities Trust
                  6.000%, 03/25/17............................      142,733
                                                               ------------
                                                                  2,406,269
                                                               ------------

          FACE                                                  VALUE
         AMOUNT                                               (NOTE 1A)
       ------------------------------------------------------------------

                   COMMUNICATION SERVICES--0.6%
       $   520,000 Analog Devices, Inc. 4.750%, 10/01/05.... $    516,750
           245,000 Citizens Communications Co.
                    7.625%, 08/15/08........................      271,255
                                                             ------------
                                                                  788,005
                                                             ------------

                   COMMUNICATIONS--0.1%
            68,000 Clear Channel Communications, Inc.
                    7.875%, 06/15/05........................       74,448
                                                             ------------

                   DISCOUNT NOTES--0.1%
           201,000 General Motors Acceptance Corp.
                    6.875%, 09/15/11........................      200,449
                                                             ------------

                   DOMESTIC OIL--0.8%
           199,000 Amerada Hess Corp. 7.300%, 08/15/31......      216,249
           600,000 Occidental Petroleum Corp.
                    7.650%, 02/15/06........................      679,012
           250,000 Phillips Petroleum Co. 8.500%, 05/25/05..      284,280
                                                             ------------
                                                                1,179,541
                                                             ------------

                   DRUGS & HEALTH CARE--0.2%
           228,000 HCA Healthcare Co. 6.950%, 05/01/12......      240,270
                                                             ------------

                   ELECTRIC UTILITIES--1.1%
           300,000 Dominion Resources, Inc. 7.600%, 07/15/03      306,980
            51,000 FirstEnergy Corp. (Series B)
                    6.450%, 11/15/11........................       50,737
           200,000 Niagara Mohawk Power Corp.
                    5.375%, 10/01/04........................      207,741
            68,000 Niagara Mohawk Power Corp.
                    7.750%, 05/15/06........................       77,064
           111,000 Northwestern Corp. 8.750%, 03/15/12......       79,761
           300,000 PSEG Power, L.L.C. 8.625%, 04/15/31......      323,028
           164,000 Toledo Edison Co. 7.875%, 08/01/04.......      174,014
           197,000 USA Waste Services, Inc. 7.000%, 10/01/04      206,243
            77,000 WMX Technologies, Inc. 6.375%, 12/01/03..       78,471
                                                             ------------
                                                                1,504,039
                                                             ------------

                   FEDERAL AGENCIES--19.0%
           373,000 Federal Home Loan Mortgage Corp.
                    4.250%, 06/15/05........................      392,699
         1,270,000 Federal Home Loan Mortgage Corp.
                    7.000%, 07/15/05........................    1,424,683
           750,000 Federal Home Loan Mortgage Corp.
                    5.500%, 07/15/06........................      824,448
         1,698,000 Federal Home Loan Mortgage Corp.
                    5.125%, 07/15/12........................    1,807,243
           789,000 Federal National Mortgage Association
                    5.500%, 02/15/06........................      862,857
           125,000 Federal National Mortgage Association
                    5.250%, 04/15/07........................      136,848
           804,000 Federal National Mortgage Association
                    6.625%, 09/15/09........................      943,300
           395,999 Federal National Mortgage Association
                    6.000%, 03/01/29........................      410,567

                See accompanying notes to financial statements.

                                    NEZF-51

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)



          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
       $   778,478 Federal National Mortgage Association
                    6.000%, 04/01/16....................... $    815,972
           233,512 Federal National Mortgage Association
                    6.000%, 12/01/16.......................      244,444
           438,115 Federal National Mortgage Association
                    6.000%, 02/01/17.......................      458,625
           235,057 Federal National Mortgage Association
                    6.000%, 03/01/17.......................      245,971
           722,836 Federal National Mortgage Association
                    6.000%, 05/01/17.......................      756,397
           244,000 Federal National Mortgage Association
                    4.080%, 04/25/31.......................      249,109
           392,020 Federal National Mortgage Association
                    6.500%, 07/01/31.......................      407,738
         3,969,604 Federal National Mortgage Association
                    6.500%, 09/01/31.......................    4,135,114
           176,009 Federal National Mortgage Association
                    7.500%, 11/01/31.......................      186,875
           365,187 Federal National Mortgage Association
                    6.500%, 12/01/31.......................      380,413
           206,811 Federal National Mortgage Association
                    6.500%, 01/01/32.......................      215,434
           157,912 Federal National Mortgage Association
                    7.500%, 02/01/32.......................      167,662
           108,000 Federal National Mortgage Association
                    6.500%, 06/01/32.......................      112,501
           270,000 Federal National Mortgage Association
                    6.500%, 07/01/32.......................      281,252
           312,232 Federal National Mortgage Association
                    6.500%, 08/01/32.......................      325,245
         1,637,871 Federal National Mortgage Association
                    6.000%, 10/01/32.......................    1,695,460
           595,000 Federal National Mortgage Association
                    6.000%, 11/01/32.......................      615,921
           327,000 Federal National Mortgage Association
                    6.000%, 12/01/32.......................      338,498
         1,030,000 Federal National Mortgage Association
                    6.000%, 01/01/33.......................    1,066,216
         1,036,000 Federal National Mortgage Association
                    5.500%, TBA............................    1,051,863
         1,629,000 Federal National Mortgage Association
                    5.500%, TBA............................    1,687,543
         1,105,180 Government National Mortgage Association
                    6.500%, 10/15/28.......................    1,161,751
            24,118 Government National Mortgage Association
                    7.000%, 06/15/31.......................       24,876
           303,176 Government National Mortgage Association
                    7.000%, 12/15/31.......................      321,396
         2,266,043 Government National Mortgage Association
                    7.000%, 04/15/32.......................    2,402,339
           500,000 Student Loan Marketing Association
                    5.000%, 06/30/04.......................      525,099
                                                            ------------
                                                              26,676,359
                                                            ------------

         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
      --------------------------------------------------------------------

                  FINANCE & BANKING--3.5%
      $   485,000 AIG SunAmerica Global Financing II (144A)
                   7.600%, 06/15/05.......................... $    543,603
          355,000 Citigroup, Inc. 7.250%, 10/01/10...........      412,109
          167,000 Countrywide Home Loans, Inc.
                   5.500%, 08/01/06..........................      177,572
          175,000 EOP Operating, L.P. 8.375%, 03/15/06.......      196,707
          137,000 EOP Operating, L.P. 6.800%, 01/15/09.......      148,588
           35,000 Ford Motor Credit Co. 6.875%, 02/01/06.....       35,061
          424,000 General Electric Capital Corp.
                   6.750%, 03/15/32..........................      468,770
          500,000 General Motors Acceptance Corp.
                   5.360%, 07/27/04..........................      510,907
          121,000 General Motors Acceptance Corp.
                   8.000%, 11/01/31..........................      121,659
          450,000 Lehman Brothers Holdings, Inc.
                   7.750%, 01/15/05..........................      493,696
          100,000 MidAmerican Funding, L.L.C.
                   6.927%, 03/01/29..........................      105,455
          131,000 Prudential Funding Corp. (144A)
                   6.600%, 05/15/08..........................      144,985
          175,000 Simon Debartolo Group, L.P.
                   6.625%, 06/15/03..........................      178,236
          408,000 Simon Property Group, Inc. 6.750%,
                   02/09/04..................................      424,333
          228,000 Sprint Capital Corp. 5.700%, 11/15/03......      226,860
           28,000 Sprint Capital Corp. 7.125%, 01/30/06......       27,720
          308,000 TCI Communications Financing III
                   9.650%, 03/31/27..........................      283,411
          352,000 Verizon Global Funding Corp.
                   7.375%, 09/01/12..........................      404,990
                                                              ------------
                                                                 4,904,662
                                                              ------------

                  FINANCIAL SERVICES--0.6%
          502,000 Credit Suisse First Boston 4.625%, 01/15/08      508,858
          122,000 DBS Capital Funding Corp. (144A)
                   7.657%, 03/31/49..........................      135,381
          146,000 SLM Corp. 5.375%, 01/15/13.................      150,576
                                                              ------------
                                                                   794,815
                                                              ------------

                  FOOD & BEVERAGES--0.5%
          180,000 Dole Foods Co. 7.250%, 05/01/09............      174,325
          290,000 Kellogg Co. 6.000%, 04/01/06...............      314,340
          186,000 Tyson Foods, Inc. 8.250%, 10/01/11.........      219,911
                                                              ------------
                                                                   708,576
                                                              ------------

                  FOREST PRODUCTS & PAPER--0.4%
          271,000 Abitibi-Consolidated, Inc. 8.850%, 08/01/30      291,423
          171,000 Weyerhaeuser Co. 6.750%, 03/15/12..........      186,448
           93,000 Weyerhaeuser Co. 7.375%, 03/15/32..........      100,861
                                                              ------------
                                                                   578,732
                                                              ------------

                See accompanying notes to financial statements.

                                    NEZF-52

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

BONDS & NOTES--(CONTINUED)


             FACE                                              VALUE
            AMOUNT                                           (NOTE 1A)
          ------------------------------------------------------------

                      GAS & OIL--0.4%
          $   251,000 Devon Financing Corp. 6.875%, 09/30/11 $279,578
              263,000 Kinder Morgan Energy Partners, L.P.
                       6.750%, 03/15/11.....................  285,684
                                                             --------
                                                              565,262
                                                             --------

                      HOTELS & RESTAURANTS--0.1%
              132,000 MGM Mirage, Inc. 8.500%, 09/15/10.....  145,860
                                                             --------

                      INDUSTRIAL MACHINERY--0.1%
              179,000 Kennametal, Inc. 7.200%, 06/15/12.....  189,932
                                                             --------

                      INSURANCE--0.2%
              250,000 Loews Corp. 3.125%, 09/15/07..........  223,750
                                                             --------

                      INVESTMENT BROKERAGE--0.2%
              255,000 Morgan Stanley Dean Witter & Co.
                       6.100%, 04/15/06.....................  277,788
                                                             --------

                      MEDIA--0.2%
               61,000 AOL Time Warner, Inc. 6.150%, 05/01/07   63,368
              150,000 Clear Channel Communications, Inc.
                       7.250%, 09/15/03.....................  153,027
                                                             --------
                                                              216,395
                                                             --------

                      PETROLEUM SERVICES--0.0%
               53,000 Kinder Morgan Energy Partners, L.P.
                       7.750%, 03/15/32.....................   60,160
                                                             --------

                      RAILROADS & EQUIPMENT--0.2%
              255,000 Union Pacific Corp. 6.340%, 11/25/03..  264,126
                                                             --------

                      REAL ESTATE INVESTMENT TRUST--0.2%
              325,000 Vornado Realty Trust 5.625%, 06/15/07.  331,154
                                                             --------

                      RETAIL--0.1%
              127,000 Federated Department Stores, Inc.
                       8.500%, 06/15/03.....................  130,225
                                                             --------

                      TECHNOLOGY--0.4%
              350,000 TRW, Inc. 6.625%, 06/01/04............  363,771
              206,000 TRW, Inc. 7.750%, 06/01/29............  242,978
                                                             --------
                                                              606,749
                                                             --------

                      TELECOMMUNICATIONS--0.4%
               73,000 AT&T Wireless Services, Inc.
                       7.350%, 03/01/06.....................   75,190
               91,000 Citizens Communications Co.
                       8.500%, 05/15/06.....................  100,773
              337,000 Cox Communications, Inc.
                       7.750%, 11/01/10.....................  383,828
                                                             --------
                                                              559,791
                                                             --------

           FACE                                               VALUE
          AMOUNT                                            (NOTE 1A)
        ---------------------------------------------------------------

                   U.S. TREASURY--6.1%
        $2,097,000 United States Treasury Bonds
                    6.250%, 08/15/23...................... $  2,463,648
           827,000 United States Treasury Bonds
                    6.250%, 05/15/30......................      989,655
            98,000 United States Treasury Bonds
                    5.375%, 02/15/31......................      106,835
           308,000 United States Treasury Note
                    11.875%, 11/15/03.....................      336,117
           104,000 United States Treasury Notes
                    2.000%, 11/30/04......................      104,861
           315,000 United States Treasury Notes
                    3.500%, 11/15/06......................      327,797
           609,853 United States Treasury Notes
                    3.375%, 01/15/07......................      660,452
           586,000 United States Treasury Notes
                    4.375%, 05/15/07......................      629,263
         1,468,000 United States Treasury Notes
                    3.250%, 08/15/07......................    1,504,356
            94,000 United States Treasury Notes
                    5.500%, 05/15/09......................      106,650
         1,011,000 United States Treasury Notes
                    4.375%, 08/15/12......................    1,056,771
           295,000 United States Treasury Notes
                    4.000%, 11/15/12......................      299,172
                                                           ------------
                                                              8,585,577
                                                           ------------

                   YANKEE--0.6%
           350,000 Hydro Quebec 6.300%, 05/11/11..........      398,478
           355,000 Republic of Italy 4.625%, 06/15/05.....      374,501
            53,000 United Mexican States 8.375%, 01/14/11.       59,890
            49,000 United Mexican States 11.375%, 09/15/16       65,660
                                                           ------------
                                                                898,529
                                                           ------------
                   Total Bonds & Notes
                    (Identified Cost $54,804,956).........   56,850,317
                                                           ------------

        PREFERRED STOCKS--0.4%
          SHARES
        ---------------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--0.3%
            13,500 Motorola, Inc..........................      432,000
                                                           ------------

                   GAS & PIPELINE UTILITIES--0.1%
             3,500 NiSource, Inc..........................      134,400
                                                           ------------
                   Total Preferred Stocks
                    (Identified Cost $794,526)............      566,400
                                                           ------------


                See accompanying notes to financial statements.

                                    NEZF-53

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

CONVERTIBLE BONDS--0.2%

          FACE                                                 VALUE
         AMOUNT                                              (NOTE 1A)
       -----------------------------------------------------------------

                   HOTELS & RESTAURANTS--0.2%
       $   335,000 Hilton Hotels Corp. 5.000%, 05/15/06... $    320,762
                                                           ------------
                   Total Convertible Bonds
                    (Identified Cost $299,774)............      320,762
                                                           ------------

       SHORT-TERM INVESTMENTS--9.4%

                   FEDERAL AGENCIES--9.4%
        13,160,000 Federal Home Loan Bank 0.750%, 01/02/03   13,159,726
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $13,159,726).........   13,159,726
                                                           ------------
                   Total Investments--102.8%
                    (Identified Cost $150,571,470) (a)....  144,204,092
                   Other assets less liabilities..........   (3,943,856)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $140,260,236
                                                           ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $152,511,320 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost........ $  5,087,616
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (13,394,844)
                                                               ------------
                                                               $ (8,307,228)
                                                               ============

(b)Non-income producing security.
(c)Variable or floating rate security. Rate disclosed is as of December 31, 2002.

Key to Abbreviations:

144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,377,855 or 0.98% of net assets.
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
CHF--Swiss Franc
EUR--Euro Currency
GBP--Pound Sterling
TBA--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                See accompanying notes to financial statements.

                                    NEZF-54

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value........................            $144,204,092
      Cash........................................                  11,494
      Receivable for:
       Securities sold............................               1,109,454
       Fund shares sold...........................                 173,744
       Dividends and interest.....................                 824,456
       Foreign taxes..............................                   3,204
                                                              ------------
        Total Assets..............................             146,326,444
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  217,225
       Securities purchased.......................  5,698,963
       Withholding taxes..........................        455
      Accrued expenses:
       Management fees............................     60,164
       Service and distribution fees..............      1,472
       Deferred trustees fees.....................     61,133
       Other expenses.............................     26,796
                                                   ----------
        Total Liabilities.........................               6,066,208
                                                              ------------
    NET ASSETS....................................            $140,260,236
                                                              ============
      Net assets consist of:
       Capital paid in............................            $152,169,271
       Undistributed net investment income........               2,064,050
       Accumulated net realized gains (losses)....              (7,606,249)
       Unrealized appreciation (depreciation) on
        investments and foreign currency..........              (6,366,836)
                                                              ------------
    NET ASSETS....................................            $140,260,236
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($133,091,994 divided by 1,110,673
     shares of beneficial interest)...............            $     119.83
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($7,168,242 divided by 60,231 shares of
     beneficial interest).........................            $     119.01
                                                              ============
    Identified cost of investments................            $150,571,470
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................              $1,791,182  (a)
      Interest................................                 3,614,251
                                                            ------------
                                                               5,405,433
    EXPENSES
      Management fees......................... $   742,233
      Service and distribution fees--Class B..       5,428
      Trustees fees and expenses..............      12,530
      Custodian...............................     159,520
      Audit and tax services..................      21,450
      Legal...................................       7,772
      Printing................................      24,737
      Insurance...............................       3,111
      Miscellaneous...........................       5,953
                                               -----------
      Total expenses..........................                   982,734
                                                            ------------
    NET INVESTMENT INCOME.....................                 4,422,699
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (6,520,141)
      Foreign currency transactions--net......       8,569    (6,511,572)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (6,243,786)
      Foreign currency transactions--net......         525    (6,243,261)
                                               -----------  ------------
    Net gain (loss)...........................               (12,754,833)
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $ (8,332,134)
                                                            ============

(a)Net of foreign taxes of $17,930.

                See accompanying notes to financial statements.

                                    NEZF-55

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

STATEMENT OF CHANGES IN NET ASSETS



                                                                       YEAR ENDED    YEAR ENDED
                                                                      DECEMBER 31,  DECEMBER 31,
                                                                          2002          2001
                                                                      ------------  ------------
FROM OPERATIONS
  Net investment income.............................................. $  4,422,699  $  4,911,195
  Net realized gain (loss)...........................................   (6,511,572)    9,080,048
  Unrealized appreciation (depreciation).............................   (6,243,261)  (21,058,289)
                                                                      ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..................   (8,332,134)   (7,067,046)
                                                                      ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..........................................................   (5,014,016)   (6,264,934)
    Class B..........................................................            0             0
                                                                      ------------  ------------
                                                                        (5,014,016)   (6,264,934)
                                                                      ------------  ------------
   Net realized gain
    Class A..........................................................  (12,382,643)  (28,824,959)
    Class B..........................................................            0             0
                                                                      ------------  ------------
                                                                       (12,382,643)  (28,824,959)
                                                                      ------------  ------------
  TOTAL DISTRIBUTIONS................................................  (17,396,659)  (35,089,893)
                                                                      ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS.    8,273,208    18,602,527
                                                                      ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS............................  (17,455,585)  (23,554,412)

NET ASSETS
  Beginning of the year..............................................  157,715,821   181,270,233
                                                                      ------------  ------------
  End of the year.................................................... $140,260,236  $157,715,821
                                                                      ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year.................................................... $  2,064,050  $  3,153,090
                                                                      ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                                                                     YEAR ENDED              YEAR ENDED
                                                                  DECEMBER 31, 2002       DECEMBER 31, 2001
                                                               ----------------------  ----------------------
                                                                SHARES         $        SHARES         $
                                                               --------  ------------  --------  ------------
CLASS A
  Sales.......................................................  223,239  $ 28,267,243   200,751  $ 29,989,766
  Reinvestments...............................................  130,817    17,396,659   246,834    35,089,893
  Redemptions................................................. (354,717)  (44,548,732) (311,259)  (46,477,132)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................     (661) $  1,115,170   136,326  $ 18,602,527
                                                               ========  ============  ========  ============
CLASS B
  Sales.......................................................   60,475  $  7,188,238         0  $          0
  Reinvestments...............................................        0             0         0             0
  Redemptions.................................................     (244)      (30,200)        0             0
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................   60,231  $  7,158,038         0  $          0
                                                               ========  ============  ========  ============
  Increase (decrease) derived from capital share transactions.   59,570  $  8,273,208   136,326  $ 18,602,527
                                                               ========  ============  ========  ============

                See accompanying notes to financial statements.

                                    NEZF-56

NEW ENGLAND ZENITH FUND

 MFS TOTAL RETURN SERIES

FINANCIAL HIGHLIGHTS



                                                                               CLASS A                         CLASS B
                                                          ------------------------------------------------  --------------
                                                                                                            MAY 1, 2002(A)
                                                                       YEAR ENDED DECEMBER 31,                 THROUGH
                                                          ------------------------------------------------   DECEMBER 31,
                                                            2002      2001      2000      1999      1998         2002
                                                          --------  --------  --------  --------  --------  --------------
NET ASSET VALUE, BEGINNING OF YEAR....................... $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85     $129.24
                                                          --------  --------  --------  --------  --------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     3.89      4.60      6.49      6.98      6.56        0.99
  Net realized and unrealized gain (loss) on investments.   (10.18)   (11.61)   (12.98)    13.48     30.50      (11.22)
                                                          --------  --------  --------  --------  --------     -------
  Total from investment operations.......................    (6.29)    (7.01)    (6.49)    20.46     37.06      (10.23)
                                                          --------  --------  --------  --------  --------     -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (4.47)    (6.60)     0.00     (6.83)    (6.51)       0.00
  Distributions from net realized capital gains..........   (11.33)   (30.39)    (4.41)   (24.57)   (12.64)       0.00
                                                          --------  --------  --------  --------  --------     -------
  Total Distributions....................................   (15.80)   (36.99)    (4.41)   (31.40)   (19.15)       0.00
                                                          --------  --------  --------  --------  --------     -------
NET ASSET VALUE, END OF YEAR............................. $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76     $119.01
                                                          ========  ========  ========  ========  ========     =======
TOTAL RETURN (%).........................................     (5.4)     (3.8)     (3.4)     10.0      19.7        (7.9)(b)
Ratio of operating expenses to average net assets (%)....     0.66      0.63      0.58      0.58      0.58        0.91 (c)
Ratio of net investment income to average net assets (%).     2.98      2.96      3.14      3.16      3.15        2.75 (c)
Portfolio turnover rate (%)..............................       91       160        48        49        25          91 (c)
Net assets, end of year (000)............................ $133,092  $157,716  $181,270  $218,881  $213,639     $ 7,168

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-57

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  10/31/94

 ASSET CLASS
 LARGE CAP STOCK

 NET ASSETS
 $465 MILLION

    PORTFOLIO
     MANAGER
DAN C. CHUNG, CFA
 DAVE HYUN, CFA

   FRED ALGER
MANAGEMENT, INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Alger Equity Growth Series Class A shares returned -33.2%, compared to the Standard & Poor's 500 Index(R)/10/ return of -22.1%. Over the same time period, the Lipper Variable Insurance Product Large-Cap Growth Fund Average/5/ returned -28.7% and the Russell 1000 Growth Index/5/ returned -27.9%. The Series suffered from an inherent large cap growth bias during a period in which large cap growth stocks were some of the market's poorest performers.

PORTFOLIO ACTIVITY
The twelve months ended December 31, 2002 was an extraordinarily difficult period for equity securities. After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve failed to cut the Fed Funds rate any further during the first ten months of 2002. The first three quarters of the year brought a great deal of suffering on equity investors. Despite a steady stream of positive economic data, the markets dropped on news of corporate malfeasance, continued violence in Afghanistan and the Middle East and disappointing job growth. With the exception of March, most equity indices slipped lower during each of the first nine months of the year. The fourth quarter, however, brought some much needed relief to all of the downward pressure. Fueled in part by solid earnings from bellwethers, a Republican sweep in the midterm elections, and a larger-than-expected 50 basis point rate cut by the Fed on November 6/th/, markets trended higher during October and November. This positive momentum, however, came to an abrupt end in December. With escalating tensions in Iraq and North Korea, investors, once again, reversed course and began to unload their equity positions. As 2002 began to wind down, economic and geopolitical uncertainty seemed to be largely driving the markets. Nevertheless, equity investors seemed to be cautiously optimistic that 2003 would bring an end to three straight years of declines.

The Series underperformed the S&P 500 benchmark over the twelve month period due to an aggressive approach and an overweighting in the weak Technology sector. Relative to its peers in the growth universe, the Series benefited from solid security selection within the Specialty Retail Industry, but was hurt by an underweighting in the relatively strong Pharmaceuticals Industry and poor performing Software stocks. At the security level, significant positions in Sun Microsystems, Siebel Systems and Tenet Healthcare contributed most negatively to absolute performance throughout the year.

PORTFOLIO OUTLOOK
Over the past two years, the economy was caught in the middle of a "perfect storm": a combination of the severe equity decline, the aftershocks of 9/11, the crisis of investor confidence in the wake of Wall Street scandals, and the commoditization of the technology industry. However, during the last several months, it seems that some semblance of calm has returned. While moods are difficult to predict, the markets have both stabilized and gained ground since early October. 2003 will likely see new issues arise; however, it is unlikely that we will be buffeted by another "perfect storm". Given how well the economy has weathered recent events, we expect that it will do even better in the upcoming months, now that the storm has run its course.

Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently. The Series is currently well diversified, with Technology, Health Care and Consumer Discretionary comprising the three largest sectors. Should market conditions improve, we expect the Series to recoup much of its recent losses.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                % OF TOTAL
                     SECURITY                   NET ASSETS
                     -------------------------------------
                     PHARMACIA CORP............    3.8%
                     MICROSOFT CORP............    3.7
                     EBAY, INC.................    3.4
                     VODAFONE GROUP, PLC. (ADR)    3.0
                     ABBOTT LABORATORIES.......    3.0
                     CISCO SYSTEMS, INC........    2.9
                     CITIGROUP, INC............    2.9
                     THE PROCTER & GAMBLE CO...    2.9
                     JOHNSON & JOHNSON.........    2.8
                     AMGEN, INC................    2.8

              A $10,0000 INVESTMENT COMPARED TO THE S&P 500 INDEX



                                    [CHART]

        Alger Equity Growth          S&P 500 Index
        -------------------          -------------
10/94        $10,000                    $10,000
12/94          9,581                      9,779
12/95         14,247                     13,449
12/96         16,124                     16,535
12/97         20,257                     22,050
12/98         29,935                     28,351
12/99         40,147                     34,316
12/00         34,655                     31,195
12/01         30,492                     27,490
12/02         20,379                     21,417

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                  ALGER EQUITY GROWTH
                                                           S&P 500
                             CLASS A CLASS B(A) CLASS E(B)  INDEX
             1 Year           -33.2%     N/A      -33.2%    -22.1%
             5 Years            0.1      N/A        N/A     - 0.6
             Since Inception    9.1     -6.8%     -27.3       9.8

--------------------------------------------------------------------------------

 (a) Commenced operations 7/30/02. Return not annualized.
 (b) Commenced operations 5/01/01.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                    NEZF-58

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--99.0%



                                                                VALUE
       SHARES                                                 (NOTE 1A)
      -------------------------------------------------------------------

                AEROSPACE & DEFENSE--4.1%
        149,778 General Dynamics Corp....................... $ 11,887,880
        125,500 Lockheed Martin Corp........................    7,247,625
                                                             ------------
                                                               19,135,505
                                                             ------------

                BANKS--0.5%
         86,100 Mellon Financial Corp.......................    2,248,071
                                                             ------------

                BIOTECHNOLOGY--3.6%
        265,290 Amgen, Inc. (b).............................   12,824,119
        101,500 Biogen, Inc.................................    4,066,090
                                                             ------------
                                                               16,890,209
                                                             ------------

                BUSINESS SERVICES--3.0%
        664,700 Accenture, Ltd..............................   11,957,953
        128,265 Concord EFS, Inc. (b).......................    2,018,891
                                                             ------------
                                                               13,976,844
                                                             ------------

                COMPUTERS & BUSINESS EQUIPMENT--8.9%
        334,425 Dell Computer Corp. (b).....................    8,942,524
        445,400 EMC Corp. (b)...............................    2,734,756
        270,050 Hewlett-Packard Co..........................    4,688,068
         77,065 Lexmark International, Inc. (b).............    4,662,433
      2,432,500 Sun Microsystems, Inc. (b)..................    7,565,075
        111,700 Synopsys, Inc...............................    5,154,955
      1,110,145 Taiwan Semiconductor Manufacturing Co., Ltd.    7,826,522
                                                             ------------
                                                               41,574,333
                                                             ------------

                CONGLOMERATES--2.7%
        719,605 Tyco International, Ltd.....................   12,290,853
                                                             ------------

                COSMETICS & PERSONAL CARE--2.1%
        181,150 Avon Products, Inc..........................    9,758,551
                                                             ------------

                DRUGS & HEALTH CARE--14.6%
        348,925 Abbott Laboratories.........................   13,957,000
         52,000 Alcon, Inc..................................    2,051,400
        157,000 Bristol-Myers Squibb Co.....................    3,634,550
         73,750 Merck & Co., Inc............................    4,174,988
         40,400 Pfizer, Inc.................................    1,235,028
        425,150 Pharmacia Corp..............................   17,771,270
        144,475 UnitedHealth Group, Inc.....................   12,063,662
        341,680 Wyeth.......................................   12,778,832
                                                             ------------
                                                               67,666,730
                                                             ------------

                ELECTRONICS--0.3%
         90,000 Intel Corp..................................    1,401,300
                                                             ------------

                FINANCIAL SERVICES--2.9%
        379,275 Citigroup, Inc..............................   13,346,687
                                                             ------------

                FOOD & BEVERAGES--0.9%
         97,900 The Coca-Cola Co............................    4,289,978
                                                             ------------

                                                          VALUE
            SHARES                                      (NOTE 1A)
            -------------------------------------------------------

                    GAS & OIL--4.2%
            214,100 BJ Services Co.................... $  6,917,571
            275,100 Devon Energy Corp.................   12,627,090
                                                       ------------
                                                         19,544,661
                                                       ------------

                    HEALTH CARE-PRODUCTS--10.3%
            100,060 Boston Scientific Corp............    4,254,551
            240,000 Johnson & Johnson.................   12,890,400
            116,275 Stryker Corp......................    7,804,378
            154,525 The Procter & Gamble Co...........   13,279,879
            236,075 Zimmer Holdings, Inc. (b).........    9,801,834
                                                       ------------
                                                         48,031,042
                                                       ------------

                    INSURANCE--4.8%
            202,800 AFLAC, Inc........................    6,108,336
            160,225 American International Group, Inc.    9,269,016
            129,580 The Chubb Corp....................    6,764,076
                                                       ------------
                                                         22,141,428
                                                       ------------

                    INTERNET--4.4%
            295,850 Yahoo! Inc. (b)...................    4,837,148
            230,850 eBay, Inc. (b)....................   15,656,247
                                                       ------------
                                                         20,493,395
                                                       ------------

                    LEISURE--1.5%
            153,150 Harley-Davidson, Inc..............    7,075,530
                                                       ------------

                    MEDIA--5.8%
            517,400 AOL Time Warner, Inc..............    6,777,940
            701,250 The Walt Disney Co................   11,437,387
            214,625 Viacom, Inc. (Class B) (b)........    8,748,115
                                                       ------------
                                                         26,963,442
                                                       ------------

                    RETAIL--5.0%
            105,125 Lowe's Cos., Inc..................    3,942,188
            395,050 TJX Cos., Inc.....................    7,711,376
            227,650 Wal-Mart Stores, Inc..............   11,498,601
                                                       ------------
                                                         23,152,165
                                                       ------------

                    SEMICONDUCTORS--3.7%
            717,000 Applied Materials, Inc. (b).......    9,342,510
            298,550 Linear Technology Corp............    7,678,706
                                                       ------------
                                                         17,021,216
                                                       ------------

                    SOFTWARE--5.5%
            104,650 First Data Corp...................    3,705,656
            329,250 Microsoft Corp. (b)...............   17,022,225
            440,500 Oracle Corp. (b)..................    4,757,400
                                                       ------------
                                                         25,485,281
                                                       ------------

                See accompanying notes to financial statements.

                                    NEZF-59

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                          VALUE
              SHARES                                    (NOTE 1A)
             ------------------------------------------------------

                       TELECOMMUNICATIONS--8.1%
             1,033,350 Cisco Systems, Inc. (b)........ $ 13,536,885
               650,825 Nokia Corp. (ADR)..............   10,087,787
               784,300 Vodafone Group, Plc. (ADR).....   14,211,516
                                                       ------------
                                                         37,836,188
                                                       ------------

                       TRUCKING & FREIGHT FORWARDING--2.1%
               180,275 FedEx Corp.....................    9,774,512
                                                       ------------
                       Total Common Stocks
                        (Identified Cost $462,050,109)  460,097,921
                                                       ------------

         FACE                                                   VALUE
        AMOUNT                                                (NOTE 1A)
      -------------------------------------------------------------------

                 MONEY MARKET FUND--1.2%
      $5,574,560 State Street Global Advisor's Money Market
                  Fund..................................... $  5,574,560
                                                            ------------
                 Total Short Term Investments
                  (Identified Cost $5,574,560).............    5,574,560
                                                            ------------
                 Total Investments--100.2%
                  (Identified Cost $467,624,669) (a).......  465,672,481
                 Other assets less liabilities.............     (777,460)
                                                            ------------
                 TOTAL NET ASSETS--100%.................... $464,895,021
                                                            ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $498,337,686 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $ 16,940,381
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (49,605,586)
                                                               ------------
   Net unrealized depreciation................................ $(32,665,205)
                                                               ============

(b)Non-income producing security.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    NEZF-60

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value......................            $ 465,672,481
       Receivable for:
        Fund shares sold.........................                2,137,276
        Dividends and interest...................                  392,847
                                                             -------------
         Total Assets............................              468,202,604
     LIABILITIES
       Payable for:
        Fund shares redeemed..................... $1,479,237
        Securities purchased.....................  1,482,939
       Accrued expenses:
        Management fees..........................    302,596
        Service and distribution fees............      1,851
        Deferred trustees fees...................     18,338
        Other expenses...........................     22,622
                                                  ----------
         Total Liabilities.......................                3,307,583
                                                             -------------
     NET ASSETS..................................            $ 464,895,021
                                                             =============
       Net assets consist of:
        Capital paid in..........................            $ 841,964,020
        Undistributed net investment income......                  242,922
        Accumulated net realized gains (losses)..             (375,359,733)
        Unrealized appreciation (depreciation)
         on investments..........................               (1,952,188)
                                                             -------------
     NET ASSETS..................................            $ 464,895,021
                                                             =============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($449,676,305 divided by
      32,435,498 shares of beneficial interest)..            $       13.86
                                                             =============
     CLASS B
     Net asset value and redemption price per
      share ($932 divided by 68 shares of
      beneficial interest).......................            $       13.65
                                                             =============
     CLASS E
     Net asset value and redemption price per
      share ($15,217,784 divided by 1,104,620
      shares of beneficial interest).............            $       13.78
                                                             =============
     Identified cost of investments..............            $ 467,624,669
                                                             =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................            $   4,950,885 (a)
      Interest................................                  158,295
                                                          -------------
                                                              5,109,180
    EXPENSES
      Management fees......................... $4,584,842
      Service and distribution fees--Class E..     16,048
      Trustees fees and expenses..............     23,069
      Custodian...............................    124,260
      Audit and tax services..................     21,450
      Legal...................................     15,550
      Printing................................     29,484
      Insurance...............................     14,799
      Miscellaneous...........................     15,225
                                               ----------
      Total expenses..........................                4,844,727
                                                          -------------
    NET INVESTMENT INCOME.....................                  264,453
                                                          -------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................             (216,658,628)
    Unrealized appreciation (depreciation) on:
      Investments--net........................              (35,894,604)
                                                          -------------
    Net gain (loss)...........................             (252,553,232)
                                                          -------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................            $(252,288,779)
                                                          =============

(a)Net of foreign taxes of $47,969.

                See accompanying notes to financial statements.

                                    NEZF-61

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS



                                                                       YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,
                                                                          2002           2001
                                                                     -------------  -------------
FROM OPERATIONS
  Net investment income (loss)...................................... $     264,453  $     (25,638)
  Net realized gain (loss)..........................................  (216,658,628)  (150,921,258)
  Unrealized appreciation (depreciation)............................   (35,894,604)    33,507,308
                                                                     -------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (252,288,779)  (117,439,588)
                                                                     -------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................             0     (2,596,172)
    Class B.........................................................             0              0
    Class E.........................................................             0              0
                                                                     -------------  -------------
                                                                                 0     (2,596,172)
                                                                     -------------  -------------
   Net realized gain
    Class A.........................................................             0    (51,388,931)
    Class B.........................................................             0              0
    Class E.........................................................             0              0
                                                                     -------------  -------------
                                                                                 0    (51,388,931)
                                                                     -------------  -------------
  TOTAL DISTRIBUTIONS...............................................             0    (53,985,103)
                                                                     -------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (75,907,471)    (3,841,088)
                                                                     -------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (328,196,250)  (175,265,779)

NET ASSETS
  Beginning of the year.............................................   793,091,271    968,357,050
                                                                     -------------  -------------
  End of the year................................................... $ 464,895,021  $ 793,091,271
                                                                     =============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $     242,922  $     (15,153)
                                                                     =============  =============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2002           DECEMBER 31, 2001
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................   9,966,079  $ 163,578,116   10,786,475  $ 240,333,214
  Reinvestments...............................................           0              0    2,406,826     53,985,103
  Redemptions................................................. (15,537,982)  (254,066,642) (13,832,127)  (303,009,038)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  (5,571,903) $ (90,488,526)    (638,826) $  (8,690,721)
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................          68  $       1,000            0  $           0
  Reinvestments...............................................           0              0            0              0
  Redemptions.................................................           0              0            0              0
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................          68  $       1,000            0  $           0
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................     929,124  $  15,565,113      243,049  $   4,871,491
  Reinvestments...............................................           0              0            0              0
  Redemptions.................................................     (66,438)      (985,058)      (1,115)       (21,858)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................     862,686  $  14,580,055      241,934  $   4,849,633
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  (4,709,149) $ (75,907,471)    (396,892) $  (3,841,088)
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    NEZF-62

NEW ENGLAND ZENITH FUND

 ALGER EQUITY GROWTH SERIES

FINANCIAL HIGHLIGHTS



                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2002      2001      2000      1999      1998
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  20.74  $  25.06  $  29.34  $  25.11  $  17.62
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...........................     0.01      0.00      0.03     (0.01)     0.04
  Net realized and unrealized gain (loss) on investments.    (6.89)    (2.91)    (3.99)     8.34      8.37
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................    (6.88)    (2.91)    (3.96)     8.33      8.41
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     0.00     (0.07)    (0.09)     0.00     (0.04)
  Distributions from net realized capital gains..........     0.00     (1.34)     0.00     (0.01)     0.00
  Distributions in excess of net realized capital gains..     0.00      0.00     (0.23)    (4.09)    (0.88)
                                                          --------  --------  --------  --------  --------
  Total distributions....................................     0.00     (1.41)    (0.32)    (4.10)    (0.92)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  13.86  $  20.74  $  25.06  $  29.34  $  25.11
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................    (33.2)    (12.0)    (13.7)     34.1      47.8
Ratio of operating expenses to average net assets (%)....     0.79      0.84      0.79      0.80      0.83
Ratio of net investment income to average net assets (%).     0.05      0.00      0.23     (0.03)     0.19
Portfolio turnover rate (%)..............................      243        88        88       128       119
Net assets, end of period (000).......................... $449,676  $788,097  $968,357  $841,053  $410,726

                                                                    CLASS B                CLASS E
                                                                ---------------- -----------------------
                                                                JULY 30, 2002(A)     YEAR     MAY 1, 2001(A)
                                                                    THROUGH         ENDED        THROUGH
                                                                  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                      2002           2002          2001
                                                                ---------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................      $14.64        $ 20.64        $23.50
                                                                     ------        -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................       (0.01)         (0.01)         0.00
  Net realized and unrealized gain (loss) on investments.......       (0.98)         (6.85)        (2.86)
                                                                     ------        -------        ------
  Total from investment operations.............................       (0.99)         (6.86)        (2.86)
                                                                     ------        -------        ------
NET ASSET VALUE, END OF PERIOD.................................      $13.65        $ 13.78        $20.64
                                                                     ======        =======        ======
TOTAL RETURN (%)...............................................        (6.8)(b)      (33.2)        (12.2)(b)
Ratio of operating expenses to average net assets (%)..........        1.04 (c)       0.94          0.99 (c)
Ratio of net investment income (loss) to average net assets (%)       (0.24)(c)      (0.06)         0.00 (c)
Portfolio turnover rate (%)....................................         243 (c)        243            88 (c)
Net assets, end of period (000)................................      $    1        $15,218        $4,994

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    NEZF-63

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN U.S. EQUITY SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/02

 ASSET CLASS
 LARGE CAP STOCK

   NET ASSETS
  $318 MILLION

    PORTFOLIO
    MANAGERS
TERRY BERKEMEIER
MICHAEL ERICKSEN
  DAVID FISHER
  KAREN MILLER
   TED SAMUELS
  EUGENE STEIN
   ALAN WILSON
CAPITAL GUARDIAN
  TRUST COMPANY


PERFORMANCE AT-A-GLANCE
Since its inception on May 1, 2002 to December 31, 2002, the Capital Guardian US Equity Series Class A shares returned -21.0%, compared to the Standard & Poor's 500 Index(R)/10/ return of -17.3%. Over the same time period, the Lipper Large-Cap Core Fund Index/5/ returned -16.9%. Returns for the fourth quarter of 2002 were helped by strong stock selection in both the Information Technology and Consumer Discretionary sectors.

PORTFOLIO ACTIVITY
Stocks rebounded sharply in October and November after having lost nearly one-third of their value in the calendar year through October 9, 2002. Although they pulled back in December, stocks still managed to end the fourth quarter with large gains. Calendar year returns, however, were negative for the third consecutive year.

Good stock selection among technology and consumer discretionary companies and a significant overweight in technology were the largest contributors to strong absolute and relative returns for the fourth quarter. Within the technology sector the portfolio benefited most from semiconductor capital equipment companies. Within the consumer discretionary sector our large holdings in cable, media, and Internet-related companies had good returns.

Being underweight in the consumer staples sector and good stock selection among health care, telecommunications, and industrial companies also helped performance in the fourth quarter. We continued to reduce defensive stocks such as food and beverages and increase the portfolio's holdings in companies that should benefit from an economic resurgence.

PORTFOLIO OUTLOOK
The coming year holds some challenges: profits have been slow to recover, and many companies face rising costs but have little pricing power; consumer spending may slow down before corporate spending picks up; oil prices are high; and today's geopolitical tensions may be with us for some time. Despite these areas of concern, we think 2003 will be positive for equities, though results for companies and industries are likely to vary greatly, providing opportunities to add value through research and active stock selection.

The broadening of the bear market in 2002 has led to reasonable valuations across many industries. At the same time, the economy has been improving, fueled in part by tax cuts, low interest rates, and mortgage refinancings, the recovery is broadening to include many economic sectors. Investors are likely to feel better about the economy in the second half of 2003, and markets should discount that in advance.



                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                % OF TOTAL
                      SECURITY                  NET ASSETS
                      ------------------------------------
                      PFIZER, INC..............    3.9%
                      WASHINGTON MUTUAL, INC...    3.2
                      ASTRAZENECA, PLC.........    3.2
                      SLM CORP.................    3.0
                      FOREST LABORATORIES, INC.    2.9
                      BANK ONE CORP............    2.7
                      APPLIED MATERIALS, INC...    2.5
                      SPRINT CORP. (FON GROUP).    2.4
                      ALLERGAN, INC............    2.3
                      EXXONMOBIL CORP..........    1.9

                       A $10,000 INVESTMENT COMPARED TO
                               THE S&P 500 INDEX

                   [CHART]

           Capital Guardian
              U.S. Equity      S&P 500
           ----------------    -------
 5/1/02         $10,000        $10,000
  12/02           7,900          8,271

--------------------------------------------------------------------------------
                                 TOTAL RETURNS
--------------------------------------------------------------------------------

                                   CAPITAL GUARDIAN
                                      U.S. EQUITY      S&P 500
                                 CLASS A(A) CLASS B(A)  INDEX
                 Since Inception   -21.0%     -21.1%    -17.3%

--------------------------------------------------------------------------------
(a)Commencement of operations May 1, 2002. Returns not annualized.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                    NEZF-64

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN U.S. EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--95.4% OF TOTAL NET ASSETS


                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                   ADVERTISING--0.2%
            45,300 Interpublic Group of Cos............. $    637,824
                                                         ------------

                   AEROSPACE & DEFENSE--1.4%
            73,200 United Technologies Corp.............    4,534,008
                                                         ------------

                   AUTOMOBILES--0.4%
           121,600 General Motors Corp..................    1,301,120
                                                         ------------

                   BANKS--6.4%
           233,800 Bank One Corp........................    8,545,390
             3,300 Golden West Financial Corp...........      236,973
           299,100 Washington Mutual, Inc...............   10,327,923
            26,400 Wells Fargo & Co.....................    1,237,368
                                                         ------------
                                                           20,347,654
                                                         ------------

                   BIOTECHNOLOGY--1.5%
           268,700 Applera Corp. (b)....................    4,712,998
                                                         ------------

                   BROADCASTING--0.3%
            57,700 Radio One, Inc. (Class D) (b)........      832,611
                                                         ------------

                   BUSINESS SERVICES--1.4%
           133,800 Concord EFS, Inc. (b)................    2,106,012
            86,300 Quintiles Transnational Corp. (b)....    1,044,230
            77,900 Robert Half International, Inc.......    1,254,969
                                                         ------------
                                                            4,405,211
                                                         ------------

                   CHEMICALS--1.6%
            68,000 Air Products & Chemicals, Inc........    2,907,000
            32,900 E. I. du Pont de Nemours.............    1,394,960
            44,500 Nova Chemicals Corp..................      814,350
                                                         ------------
                                                            5,116,310
                                                         ------------

                   COMMUNICATION SERVICES--2.3%
           263,632 Cablevision Systems Corp. (b)........    4,413,200
            76,900 Cox Communications, Inc..............    2,183,960
            23,000 The Thomson Corp.....................      614,790
                                                         ------------
                                                            7,211,950
                                                         ------------

                   COMPUTERS & BUSINESS EQUIPMENT--1.4%
            73,100 ASML Holding NV (ADR)................      611,116
            79,700 Cadence Design Systems, Inc. (b).....      939,663
            66,469 Hewlett-Packard Co...................    1,153,902
            20,900 International Business Machines Corp.    1,619,750
            19,400 Seagate Technology...................      208,162
                                                         ------------
                                                            4,532,593
                                                         ------------

                   CONGLOMERATES--3.2%
           231,900 General Electric Co..................    5,646,765
            30,700 Illinois Tool Works, Inc.............    1,991,202
            36,800 Ingersoll Rand Co., Ltd..............    1,584,608
            49,700 Tyco International, Ltd..............      848,876
                                                         ------------
                                                           10,071,451
                                                         ------------

                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                   CONSTRUCTION MATERIALS--0.6%
            27,500 American Standard Cos., Inc. (b)..... $  1,956,350
                                                         ------------

                   COSMETICS & PERSONAL CARE--0.4%
            46,800 The Estee Lauder Cos., Inc...........    1,235,520
                                                         ------------

                   DOMESTIC OIL--1.2%
            88,600 Royal Dutch Petroleum Co.............    3,900,172
                                                         ------------

                   DRUGS & HEALTH CARE--13.8%
           129,200 Allergan, Inc........................    7,444,504
           288,800 AstraZeneca, Plc.....................   10,133,992
            37,100 Eli Lilly & Co.......................    2,355,850
            92,600 Forest Laboratories, Inc. (b)........    9,095,172
            30,800 Genentech, Inc.......................    1,021,328
            45,900 Lincare Holdings, Inc. (b)...........    1,451,358
           406,600 Pfizer, Inc..........................   12,429,762
                                                         ------------
                                                           43,931,966
                                                         ------------

                   ELECTRIC UTILITIES--1.2%
           320,000 AES Corp. (b)........................      966,400
            42,600 Duke Energy Co.......................      832,404
            60,300 NiSource, Inc........................    1,206,000
            20,500 Pinnacle West Capital Corp...........      698,845
                                                         ------------
                                                            3,703,649
                                                         ------------

                   ELECTRICAL EQUIPMENT--0.7%
            43,000 Emerson Electric Co..................    2,186,550
                                                         ------------

                   ELECTRONICS--1.1%
           196,100 Agilent Technologies, Inc. (b).......    3,521,956
                                                         ------------

                   FEDERAL AGENCIES--0.5%
            26,200 Federal National Mortgage Association    1,685,446
                                                         ------------

                   FINANCIAL SERVICES--4.0%
            63,100 Americredit Corp. (b)................      488,394
            36,400 Citigroup, Inc.......................    1,280,916
            41,900 Household International, Inc.........    1,165,239
            93,000 SLM Corp.............................    9,658,980
                                                         ------------
                                                           12,593,529
                                                         ------------

                   FOOD & BEVERAGES--2.1%
            35,200 Anheuser Busch Cos., Inc.............    1,703,680
            98,400 Campbell Soup Co.....................    2,309,448
            11,612 Del Monte Foods Co. (b)..............       89,409
            26,000 H.J. Heinz Co........................      854,620
            41,300 PepsiCo, Inc.........................    1,743,686
                                                         ------------
                                                            6,700,843
                                                         ------------

                   FOREST PRODUCTS & PAPER--0.3%
            23,700 Bowater, Inc.........................      994,215
                                                         ------------

                See accompanying notes to financial statements.

                                    NEZF-65

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN U.S. EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                             (NOTE 1A)
         --------------------------------------------------------------

                 GAS & OIL--7.2%
          40,000 BJ Services Co........................... $  1,292,400
         136,800 Baker Hughes, Inc........................    4,403,592
          12,800 ChevronTexaco Corp.......................      850,944
         172,800 ExxonMobil Corp..........................    6,037,632
          40,500 Schlumberger, Ltd........................    1,704,645
          40,300 Transocean Sedco Forex, Inc..............      934,960
         154,800 Unocal Corp..............................    4,733,784
          73,700 Weatherford International, Ltd...........    2,942,841
                                                           ------------
                                                             22,900,798
                                                           ------------

                 GAS & PIPELINE UTILITIES--1.5%
         181,900 El Paso Corp.............................    1,266,024
              66 Kinder Morgan Inc........................        2,790
          69,744 Kinder Morgan Management, L.L.C. (b).....    2,203,213
         293,300 The Williams Cos., Inc...................      791,910
          24,000 Vivendi Universal (ADR)..................      385,680
                                                           ------------
                                                              4,649,617
                                                           ------------

                 HEALTH CARE--PRODUCTS--2.3%
          76,900 Becton Dickinson & Co....................    2,360,061
          79,800 Guidant Corp. (b)........................    2,461,830
          52,400 Medtronic, Inc...........................    2,389,440
                                                           ------------
                                                              7,211,331
                                                           ------------

                 HOTELS & RESTAURANTS--0.3%
           8,800 McDonald's Corp..........................      141,504
          32,400 Starwood Hotels & Resorts Worldwide, Inc.
                  (Class B)...............................      769,176
                                                           ------------
                                                                910,680
                                                           ------------

                 INDUSTRIAL MACHINERY--0.3%
          34,700 Dover Corp...............................    1,011,852
                                                           ------------

                 INSURANCE--4.5%
              65 Berkshire Hathaway, Inc..................    4,728,750
          24,300 Cincinnati Financial Corp................      912,465
          17,700 Everest Reinsurance Group, Ltd...........      978,810
          27,200 Hartford Financial Services Group, Inc...    1,235,696
          23,000 PartnerRe, Ltd...........................    1,191,860
          53,000 The PMI Group, Inc.......................    1,592,120
          48,700 Xl Capital, Ltd..........................    3,762,075
                                                           ------------
                                                             14,401,776
                                                           ------------

                 INTERNET--2.2%
          53,100 eBay, Inc. (b)...........................    3,601,242
         120,300 Checkfree Corp. (b)......................    1,924,920
         122,900 TMP Worldwide, Inc. (b)..................    1,389,999
                                                           ------------
                                                              6,916,161
                                                           ------------

                 INVESTMENT BROKERAGE--2.0%
          15,200 Goldman Sachs Group, Inc.................    1,035,120
         226,800 J.P. Morgan Chase & Co...................    5,443,200
                                                           ------------
                                                              6,478,320
                                                           ------------

                                                        VALUE
               SHARES                                 (NOTE 1A)
               --------------------------------------------------

                       LEISURE--2.2%
                92,000 Carnival Corp................ $  2,295,400
                64,300 Sabre Holdings Corp..........    1,164,473
               160,700 USA Interactive (b)..........    3,683,244
                                                     ------------
                                                        7,143,117
                                                     ------------

                       MEDIA--3.1%
               324,900 AOL Time Warner, Inc.........    4,256,190
                 4,147 Comcast Corp. (Class A)......       97,745
                17,100 Knight Ridder, Inc...........    1,081,575
               331,968 Liberty Media Corp...........    2,967,794
                98,000 The Walt Disney Co...........    1,598,380
                                                     ------------
                                                       10,001,684
                                                     ------------

                       MINING--0.3%
                38,700 Newmont Mining Corp..........    1,123,461
                                                     ------------

                       RAILROADS & EQUIPMENT--0.2%
                12,900 Canadian National Railway Co.      536,124
                                                     ------------

                       RETAIL--3.1%
               102,100 Autonation, Inc..............    1,282,376
               154,300 Lowe's Cos., Inc.............    5,786,250
                58,900 Radioshack Corp..............    1,103,786
                32,900 Wal-Mart Stores, Inc.........    1,661,779
                                                     ------------
                                                        9,834,191
                                                     ------------

                       SEMICONDUCTORS--8.9%
               260,000 Altera Corp. (b).............    3,205,800
               615,600 Applied Materials, Inc. (b)..    8,021,268
               222,100 Applied Micro Circuits Corp..      819,549
                54,100 Broadcom Corp. (b)...........      814,746
                60,500 Credence Systems Corp. (b)...      564,465
                69,900 Intel Corp...................    1,088,343
               153,400 KLA-Tencor Corp. (b).........    5,425,758
                47,700 Lam Research Corp. (b).......      515,160
                49,500 Linear Technology Corp.......    1,273,140
                28,700 Novellus Systems, Inc........      805,896
               170,200 PMC-Sierra, Inc..............      946,312
               172,400 Teradyne, Inc................    2,242,924
               123,700 Xilinx, Inc. (b).............    2,548,220
                                                     ------------
                                                       28,271,581
                                                     ------------

                       SOFTWARE--2.7%
                70,000 Amdocs, Ltd. (b).............      687,400
                97,100 Microsoft Corp. (b)..........    5,020,070
               198,400 VeriSign, Inc. (b)...........    1,591,168
                75,300 VERITAS Software Corp. (b)...    1,176,186
                                                     ------------
                                                        8,474,824
                                                     ------------

                       TELECOMMUNICATIONS--7.6%
                87,560 AT&T Corp....................    2,286,191
               401,100 Cisco Systems, Inc. (b)......    5,254,410
                35,400 Nokia Corp. (ADR)............      548,700
                69,300 Polycom, Inc. (b)............      659,736

                See accompanying notes to financial statements.

                                    NEZF-66

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN U.S. EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                             VALUE
            SHARES                                         (NOTE 1A)
          ------------------------------------------------------------

                     TELECOMMUNICATIONS--(CONTINUED)
             113,100 Qualcomm, Inc. (b).................. $  4,115,709
             521,000 Sprint Corp. (FON Group)............    7,544,080
             892,800 Sprint Corp. (PCS Group) (b)........    3,910,464
                                                          ------------
                                                            24,319,290
                                                          ------------

                     TOBACCO--0.8%
              64,400 Philip Morris Cos., Inc.............    2,610,132
                                                          ------------

                     TOYS & AMUSEMENTS--0.2%
              46,500 Hasbro, Inc.........................      537,075
                                                          ------------
                     Total Common Stocks
                      (Identified Cost $377,680,510).....  303,445,940
                                                          ------------

          CONVERTIBLE BONDS--1.0%
             FACE
            AMOUNT
          ------------------------------------------------------------

                     MINING--0.2%
          $  412,000 Freeport McMoran Copper & Gold, Inc.
                      8.250%, 01/31/06...................      584,525
                                                          ------------

                     RETAIL--0.8%
           3,768,000 Amazon.com, Inc. 4.750%, 02/01/09...    2,764,770
                                                          ------------
                     Total Convertible Bonds
                      (Identified Cost $3,203,707).......    3,349,295
                                                          ------------

          PREFERRED STOCKS--0.6%
            SHARES
          ------------------------------------------------------------

                     FINANCIAL SERVICES--0.6%
              43,200 Ford Motor Co. Capital Trust II.....    1,764,720
                                                          ------------
                     Total Preferred Stocks
                      (Identified Cost $2,482,129).......    1,764,720
                                                          ------------

          BONDS & NOTES--0.4%
             FACE
            AMOUNT
          ------------------------------------------------------------

                     COMMUNICATIONS--0.4%
          $1,490,000 Nextel Communications, Inc.
                      4.750%, 07/01/2007.................    1,242,288
                                                          ------------
                     Total Bonds & Notes
                      (Identified Cost $937,637).........    1,242,288
                                                          ------------

Short Term Investments2.6%

        FACE                                                     VALUE
       AMOUNT                                                  (NOTE 1A)
     ---------------------------------------------------------------------

                REPURCHASE AGREEMENT--2.6%
     $8,345,000 State Street Corp. Repurchase Agreement dated
                 12/31/02 at 0.500% to be repurchased at
                 $8,345,232 on 01/02/03, collateralized by
                 $5,670,000 U.S. Treasury Bond
                 8.875% due 08/15/17 with a value of
                 $8,518,285.................................. $  8,345,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $8,345,000)................    8,345,000
                                                              ------------
                Total Investments--100.0%
                 (Identified Cost $392,648,983) (a)..........  318,147,243
                Other assets less liabilities................       87,116
                                                              ------------
                TOTAL NET ASSETS--100%....................... $318,234,359
                                                              ============

(a)Federal Tax Information
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $393,132,420 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $  6,230,858
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (81,216,035)
                                                               ------------
                                                               $(74,985,177)
                                                               ============

(b)Non-income producing security.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    NEZF-67

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN U.S. EQUITY SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value........................          $318,147,243
       Cash........................................                   221
       Receivable for:
        Securities sold............................               420,544
        Dividends and interest.....................               527,287
                                                             ------------
         Total Assets..............................           319,095,295
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $ 37,307
        Securities purchased.......................  611,523
       Accrued expenses:
        Management fees............................  188,946
        Service and distribution fees..............    1,921
        Deferred trustees fees.....................    1,591
        Other expenses.............................   19,648
                                                    --------
         Total Liabilities.........................               860,936
                                                             ------------
     NET ASSETS....................................          $318,234,359
                                                             ============
       Net assets consist of:
        Capital paid in............................          $403,000,915
        Undistributed net investment income........             1,955,119
        Accumulated net realized gains (losses)....           (12,219,935)
        Unrealized appreciation (depreciation) on
         investments...............................           (74,501,740)
                                                             ------------
     NET ASSETS....................................          $318,234,359
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($309,077,593 divided by 39,104,669
      shares of beneficial interest)...............          $       7.90
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($9,156,766 divided by 1,159,933 shares of
      beneficial interest).........................          $       7.89
                                                             ============
     Identified cost of investments................          $392,648,983
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MAY 1, 2002(A) THROUGH DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................             $  2,914,920 (b)
      Interest................................                  389,867
                                                           ------------
                                                              3,304,787
    EXPENSES
      Management fees......................... $1,516,336
      Service and distribution fees--Class B..      6,708
      Trustees fees and expenses..............      9,267
      Custodian...............................     60,889
      Audit and tax services..................     21,450
      Legal...................................      9,438
      Printing................................     34,154
      Insurance...............................      2,880
      Miscellaneous...........................      3,728
                                               ----------
      Total expenses before reductions........  1,664,850
      Expense reductions......................   (315,181)    1,349,669
                                               ----------  ------------
    NET INVESTMENT INCOME.....................                1,955,118
                                                           ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................              (12,219,934)
    Unrealized appreciation (depreciation) on:
      Investments--net........................              (74,501,740)
                                                           ------------
    Net gain (loss)...........................              (86,721,674)
                                                           ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................             $(84,766,556)
                                                           ============

(a)Commencement of operations.
(b)Net of foreign taxes of $35,898.

                See accompanying notes to financial statements.

                                    NEZF-68

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN US EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                     MAY 1, 2002(A)
                                                                        THROUGH
                                                                      DECEMBER 31,
                                                                          2002
                                                                     --------------
FROM OPERATIONS
  Net investment income.............................................  $  1,955,118
  Net realized gain (loss)..........................................   (12,219,934)
  Unrealized appreciation (depreciation)............................   (74,501,740)
                                                                      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (84,766,556)
                                                                      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   403,000,915
                                                                      ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   318,234,359

NET ASSETS
  Beginning of the period...........................................             0
                                                                      ------------
  End of the period.................................................  $318,234,359
                                                                      ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period.................................................  $  1,955,119
                                                                      ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                                                                MAY 1, 2002(A) THROUGH
                                                                   DECEMBER 31, 2002
                                                               ------------------------
                                                                 SHARES          $
                                                               ----------  ------------
CLASS A
  Sales....................................................... 43,377,646  $428,523,064
  Redemptions................................................. (4,272,977)  (34,746,911)
                                                               ----------  ------------
  Net increase (decrease)..................................... 39,104,669  $393,776,153
                                                               ==========  ============
CLASS B
  Sales.......................................................  1,168,942  $  9,292,942
  Redemptions.................................................     (9,009)      (68,180)
                                                               ----------  ------------
  Net increase (decrease).....................................  1,159,933     9,224,762
                                                               ==========  ============
  Increase (decrease) derived from capital share transactions. 40,264,602  $403,000,915
                                                               ==========  ============

(a)Commencement of operations.


                See accompanying notes to financial statements.

                                    NEZF-69

NEW ENGLAND ZENITH FUND

 CAPITAL GUARDIAN U.S. EQUITY SERIES

FINANCIAL HIGHLIGHTS



                                                                                      CLASS A         CLASS B
                                                                                   --------------  --------------
                                                                                   MAY 1, 2002(A)  MAY 1, 2002(A)
                                                                                      THROUGH         THROUGH
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2002            2002
                                                                                   --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $  10.00         $10.00
                                                                                      --------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................        0.05           0.02
  Net realized and unrealized gain (loss) on investments..........................       (2.15)         (2.13)
                                                                                      --------         ------
  Total from investment operations................................................       (2.10)         (2.11)
                                                                                      --------         ------
NET ASSET VALUE, END OF PERIOD....................................................    $   7.90         $ 7.89
                                                                                      ========         ======
TOTAL RETURN (%)..................................................................       (21.0)(b)      (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.60 (c)       0.85 (c)
Ratio of net investment income to average net assets (%)..........................        0.88 (c)       0.63 (c)
Portfolio turnover rate (%).......................................................          30 (c)         30 (c)
Net assets, end of period (000)...................................................    $309,078         $9,157

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                    NEZF-70

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 GROWTH OF CAPITAL.

 INCEPTION
 DATE  10/31/94

 ASSET CLASS
 LARGE CAP
 STOCKS

    NET ASSETS
   $899 MILLION

     PORTFOLIO
      MANAGER
  CHRISTOPHER C.
      DAVIS,
    KENNETH C.
     FEINBERG
  DAVIS SELECTED
  ADVISERS, L.P.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Davis Venture Value Series Class A shares returned -16.4%, compared to the Standard & Poor's 500 Index(R)/10/ return of -22.1%. The average return of the Series' peer group, the Lipper Variable Insurance Products Large Cap Value Funds category/5/ was -18.6% for the year. The Series' strong relative performance was attributable to the manager's selective exposures in financials, overnight delivery, energy, and consumer staples.

PORTFOLIO ACTIVITY
The Series has meaningful sector exposures to a diverse array of financial companies--ranging from property casualty insurance to regional banks--followed by consumer staples and capital goods. These allocations are the residual effect of stock selection, and we believe the Series is well-diversified, both within and across represented sectors.

Top positive contributors to the Series during the past year included UPS, Golden West Financial, Centerpoint Properties, Wells Fargo & Co., and Devon Energy. Negative contributions from Tyco International, Household
International, Costco Wholesale, American International Group (AIG), and Citigroup detracted from performance in the year.

In regards to notable portfolio activity during the year, we continued to "add and trim" positions based on favorable price opportunities. We added to core holdings such as AIG, Costco Wholesale, Sealed Air, and Bank One, and pared part or all of our positions in 3M, Masco, Eli Lilly, and Merck. We also sold our position in Kinder Morgan, an energy pipeline company, for the simple reason that we were uncomfortable with accounting decisions made by the company's management in recent SEC filings.

PORTFOLIO OUTLOOK
At Davis Advisors, our investment strategy is to find high-quality businesses at value prices. In the market declines of the last several years, we have focused on upgrading the quality of portfolio holdings at relatively attractive prices. We anticipate a sideways market for a number of years, with the Dow trading somewhere between 8,000 and 12,000 for the foreseeable future. Rather than attempt to characterize this environment as a "bull" or a "bear" market, we are evaluating the "risk/reward" of individual investments, as we believe this will be the key to generating competitive results both against benchmarks and peers.

We believe it is appropriate to evaluate investment results over full market cycles rather than over individual years as short-term performance is highly unpredictable.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 AMERICAN EXPRESS..................    7.7%
                 PHILIP MORRIS COS., INC...........    6.2
                 AMERICAN INTERNATIONAL GROUP, INC.    5.0
                 WELLS FARGO & CO..................    4.8
                 CITIGROUP, INC....................    4.2
                 TYCO INTERNATIONAL, LTD...........    3.7
                 BERKSHIRE HATHAWAY, INC...........    3.6
                 HOUSEHOLD INTERNATIONAL, INC......    3.5
                 GOLDEN WEST FINANCIAL CORP........    3.2
                 COSTCO WHOLESALE CORP.............    3.1


                       A $10,000 INVESTMENT COMPARED TO
                               THE S&P 500 INDEX











                                    [CHART]

                  Davis
             Venture Value     S&P 500
             -------------     -------
10/31/94        $10,000        $10,000
12/94             9,650          9,779
12/95            13,441         13,449
12/96            16,914         16,535
12/97            22,580         22,050
12/98            25,839         28,351
12/99            30,366         34,316
12/00            33,248         31,195
12/01            29,547         27,490
12/02            24,709         21,417

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                  DAVIS VENTURE VALUE      S&P 500
                             CLASS A CLASS B(A) CLASS E(B)  INDEX
             1 Year           -16.4%     N/A      -16.6%    -22.1%
             5 Years            1.8      N/A        N/A     - 0.6
             Since Inception   11.7     -1.6%     -14.9       9.8

(a)Commenced operations 7/30/02. Return not annualized.
(b)Commenced operations 2/20/01.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                    NEZF-71

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--93.1% OF TOTAL NET ASSETS


                                                             VALUE
           SHARES                                          (NOTE 1A)
          ------------------------------------------------------------

                    BANKS--12.5%
            726,400 Bank One Corp........................ $ 26,549,920
            406,500 Golden West Financial Corp...........   29,190,765
            335,800 Lloyds TSB Group, Plc................    9,600,522
             83,500 State Street Corp....................    3,256,500
            924,200 Wells Fargo & Co.....................   43,317,254
                                                          ------------
                                                           111,914,961
                                                          ------------

                    BUSINESS SERVICES--3.7%
            249,000 Moody's Corp.........................   10,281,210
            311,700 United Parcel Service, Inc. (Class B)   19,662,036
             92,700 WPP Group, Plc. (ADR)................    3,511,476
                                                          ------------
                                                            33,454,722
                                                          ------------

                    COMPUTERS & BUSINESS EQUIPMENT--1.8%
            260,400 Lexmark International, Inc. (b)......   15,754,200
                                                          ------------

                    CONGLOMERATES--3.7%
          1,952,189 Tyco International, Ltd..............   33,343,388
                                                          ------------

                    CONSTRUCTION MATERIALS--2.4%
             76,000 American Standard Cos., Inc. (b).....    5,406,640
            232,700 Martin Marietta Materials, Inc.......    7,134,582
            245,900 Vulcan Materials Co..................    9,221,250
                                                          ------------
                                                            21,762,472
                                                          ------------

                    CONTAINERS & GLASS--2.5%
            608,000 Sealed Air Corp......................   22,678,400
                                                          ------------

                    DRUGS & HEALTH CARE--3.6%
            262,100 Eli Lilly & Co.......................   16,643,350
             91,900 Merck & Co., Inc.....................    5,202,459
            178,100 Pfizer, Inc..........................    5,444,517
            128,000 Pharmacia Corp.......................    5,350,400
                                                          ------------
                                                            32,640,726
                                                          ------------

                    ELECTRONICS--0.3%
          1,971,200 Agere Systems, Inc...................    2,838,528
                                                          ------------

                    FINANCIAL SERVICES--16.0%
          1,960,800 American Express Co..................   69,314,280
          1,070,573 Citigroup, Inc.......................   37,673,464
          1,127,200 Household International, Inc.........   31,347,432
            298,000 Providian Financial Corp.............    1,934,020
            290,300 Stilwell Financial, Inc..............    3,794,221
                                                          ------------
                                                           144,063,417
                                                          ------------

                    FOOD & BEVERAGES--4.1%
            108,000 Albertson's, Inc.....................    2,404,080
            352,400 Diageo, Plc..........................   15,435,120
            149,700 Hershey Foods Corp...................   10,095,768
            223,100 Kraft Foods, Inc.....................    8,685,283
                                                          ------------
                                                            36,620,251
                                                          ------------

                                                                  VALUE
      SHARES                                                    (NOTE 1A)
     ----------------------------------------------------------------------

               GAS & OIL--5.8%
       447,904 ConocoPhillips................................. $ 21,674,075
       404,058 Devon Energy Corp..............................   18,546,262
       301,800 EOG Resources, Inc.............................   12,047,856
                                                               ------------
                                                                 52,268,193
                                                               ------------

               HOTELS & RESTAURANTS--0.9%
       232,700 Marriott International, Inc. (Class A).........    7,648,849
                                                               ------------

               INDUSTRIAL MACHINERY--1.1%
       324,100 Dover Corp.....................................    9,450,756
                                                               ------------

               INSURANCE--16.9%
       777,307 American International Group, Inc..............   44,967,210
       481,400 AON Corp.......................................    9,093,646
           447 Berkshire Hathaway, Inc........................   32,519,250
           127 Berkshire Hathaway, Inc. (Class B) (b).........      307,721
        31,600 Everest Reinsurance Group, Ltd.................    1,747,480
       306,600 Loews Corp.....................................   13,631,436
         4,600 Markel Corp. (b)...............................      945,300
       143,500 Principal Financial Group, Inc.................    4,323,655
       354,200 Progressive Corp...............................   17,578,946
        83,500 Sun Life Financial Services of Canada, Inc.....    1,423,675
        95,500 The Chubb Corp.................................    4,985,100
       276,325 Transatlantic Holdings, Inc....................   18,430,878
        40,243 Travelers Property Casualty Corp. (b)..........      589,560
        82,682 Travelers Property Casualty Corp. (Class B) (b)    1,211,291
                                                               ------------
                                                                151,755,148
                                                               ------------

               INVESTMENT BROKERAGE--1.6%
       355,010 Morgan Stanley Dean Witter & Co................   14,171,999
                                                               ------------

               MEDIA--0.8%
        96,000 Gannett, Inc...................................    6,892,800
                                                               ------------

               REAL ESTATE INVESTMENT TRUST--0.8%
        21,500 CenterPoint Properties Corp....................    1,228,725
       122,900 General Growth Properties, Inc.................    6,390,800
                                                               ------------
                                                                  7,619,525
                                                               ------------

               RETAIL--5.3%
     1,004,200 Costco Wholesale Corp. (b).....................   28,177,852
       101,200 J.C. Penney Co., Inc...........................    2,328,612
       298,000 Radioshack Corp................................    5,584,520
       502,000 Safeway, Inc. (b)..............................   11,726,720
                                                               ------------
                                                                 47,817,704
                                                               ------------

               SOFTWARE--2.7%
       324,100 BMC Software, Inc. (b).........................    5,545,351
       240,900 Dun & Bradstreet Corp. (b).....................    8,308,641
       205,300 Microsoft Corp. (b)............................   10,614,010
                                                               ------------
                                                                 24,468,002
                                                               ------------

                See accompanying notes to financial statements.

                                    NEZF-72

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
      SHARES                                                    (NOTE 1A)
    -----------------------------------------------------------------------

                TELECOMMUNICATIONS--0.4%
        530,000 Tellabs, Inc. (b)............................ $  3,853,100
                                                              ------------

                TOBACCO--6.2%
      1,368,000 Philip Morris Cos., Inc......................   55,445,040
                                                              ------------
                Total Common Stocks
                 (Identified Cost $888,971,013)..............  836,462,181
                                                              ------------

    PREFERRED STOCKS--0.3%

                REAL ESTATE INVESTMENT TRUST--0.3%
         85,000 General Growth Properties, Inc...............    2,829,650
                                                              ------------
                Total Preferred Stocks
                 (Identified Cost $2,105,060)................    2,829,650
                                                              ------------
    SHORT TERM INVESTMENT--6.7%
       FACE
      AMOUNT
    -----------------------------------------------------------------------

                REPURCHASE AGREEMENT--6.7%
    $60,422,000 State Street Corp. Repurchase Agreement dated
                 12/31/02 at 1.150% to be repurchased at
                 $60,425,860 on 01/02/03, collateralized
                 by $49,440,000 FHLMC 6.500% due
                 03/01/32 with a value of $49,440,000 and
                 by $12,795,000 FHLMC 5.50% due
                 09/01/17 with a value of $12,795,000........   60,422,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $60,422,000)...............   60,422,000
                                                              ------------
                Total Investments--100.1%
                 (Identified Cost $951,498,073) (a)..........  899,713,831
                Other assets less liabilities................     (780,633)
                                                              ------------

                TOTAL NET ASSETS--100%....................... $898,933,198
                                                              ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $952,905,185 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
     investments in which there is an excess of value over
     tax cost................................................ $  69,922,986
    Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost over
     value...................................................  (123,114,340)
                                                              -------------
    Net unrealized depreciation.............................. $ (53,191,354)
                                                              =============

(b)Non-income producing security.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    NEZF-73

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value.....................            $  899,713,831
       Cash.....................................                     1,939
       Receivable for:
        Fund shares sold........................                 2,584,730
        Dividends and interest..................                 1,667,659
                                                            --------------
         Total Assets...........................               903,968,159
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $2,021,405
        Securities purchased....................  2,367,187
        Withholding taxes.......................      1,061
       Accrued expenses:
        Management fees.........................    569,979
        Service and distribution fees...........     26,954
        Deferred trustees fees..................     23,728
        Other expenses..........................     24,647
                                                 ----------
         Total Liabilities......................                 5,034,961
                                                            --------------
     NET ASSETS.................................            $  898,933,198
                                                            ==============
       Net assets consist of:
        Capital paid in.........................            $1,028,263,230
        Undistributed net investment income.....                 4,065,858
        Accumulated net realized gains
         (losses)...............................               (81,611,655)
        Unrealized appreciation (depreciation)
         on investments and foreign
         currency...............................               (51,784,235)
                                                            --------------
     NET ASSETS.................................            $  898,933,198
                                                            ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($675,703,807 divided by
      34,853,663 shares of beneficial
      interest).................................            $        19.39
                                                            ==============
     CLASS B
     Net asset value and redemption price per
      share ($1,438 divided by 74 shares of
      beneficial interest)......................            $        19.33
                                                            ==============
     CLASS E
     Net asset value and redemption price per
      share ($223,227,953 divided by
      11,546,121 shares of beneficial
      interest).................................            $        19.33
                                                            ==============
     Identified cost of investments.............            $  951,498,073
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

  INVESTMENT INCOME
    Dividends...............................                $  12,809,360 (a)
    Interest................................                    1,246,180
                                                            -------------
                                                               14,055,540
  EXPENSES
    Management fees......................... $   6,661,085
    Service and distribution fees--Class E..       173,883
    Trustees fees and expenses..............        33,721
    Custodian...............................       136,590
    Audit and tax services..................        21,450
    Legal...................................        21,033
    Printing................................       146,250
    Insurance...............................        17,809
    Miscellaneous...........................        15,800
                                             -------------
    Total expenses before reductions........     7,227,621
    Expense reductions......................      (141,541)     7,086,080
                                             -------------  -------------
  NET INVESTMENT INCOME.....................                    6,969,460
                                                            -------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
    Investments--net........................                  (51,357,088)
  Unrealized appreciation (depreciation) on:
    Investments--net........................  (117,972,784)
    Foreign currency transactions--net......             7   (117,972,777)
                                             -------------  -------------
  Net gain (loss)...........................                 (169,329,865)
                                                            -------------
  NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS...................                $(162,360,405)
                                                            =============

(a)Net of foreign taxes of $118,552.

                See accompanying notes to financial statements.

                                    NEZF-74

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS



                                                                       YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,
                                                                          2002           2001
                                                                     -------------  -------------
FROM OPERATIONS
  Net investment income............................................. $   6,969,460  $   4,818,654
  Net realized gain (loss)..........................................   (51,357,088)   (30,043,068)
  Unrealized appreciation (depreciation)............................  (117,972,777)   (81,342,829)
                                                                     -------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (162,360,405)  (106,567,243)
                                                                     -------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (6,968,988)    (4,925,170)
    Class B.........................................................             0              0
    Class E.........................................................      (773,673)             0
                                                                     -------------  -------------
                                                                        (7,742,661)    (4,925,170)
                                                                     -------------  -------------
   Net realized gain
    Class A.........................................................             0    (87,810,603)
    Class B.........................................................             0              0
    Class E.........................................................             0              0
                                                                     -------------  -------------
                                                                                 0    (87,810,603)
                                                                     -------------  -------------
  TOTAL DISTRIBUTIONS...............................................    (7,742,661)   (92,735,773)
                                                                     -------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   148,274,431    194,799,733
                                                                     -------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (21,828,635)    (4,503,283)

NET ASSETS
  Beginning of the year.............................................   920,761,833    925,265,116
                                                                     -------------  -------------
  End of the year................................................... $ 898,933,198  $ 920,761,833
                                                                     =============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $   4,065,858  $   4,840,153
                                                                     =============  =============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2002          DECEMBER 31, 2001
                                                               --------------------------  -------------------------
                                                                  SHARES          $          SHARES          $
                                                               -----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................   9,968,071  $ 208,428,633  12,089,184  $ 294,392,390
  Reinvestments...............................................     325,096      6,968,988   3,540,882     92,735,773
  Redemptions................................................. (13,000,024)  (266,869,808) (9,753,132)  (233,266,050)
                                                               -----------  -------------  ----------  -------------
  Net increase (decrease).....................................  (2,706,857) $ (51,472,187)  5,876,934  $ 153,862,113
                                                               ===========  =============  ==========  =============
CLASS B
  Sales.......................................................          74  $       1,426           0  $           0
  Reinvestments...............................................           0              0           0              0
  Redemptions.................................................           0              0           0              0
                                                               -----------  -------------  ----------  -------------
  Net increase (decrease).....................................          74  $       1,426           0  $           0
                                                               ===========  =============  ==========  =============
CLASS E
  Sales.......................................................   9,860,797  $ 202,124,547   1,823,740  $  41,380,191
  Reinvestments...............................................      36,782        773,673           0              0
  Redemptions.................................................    (155,865)    (3,153,028)    (19,333)      (442,571)
                                                               -----------  -------------  ----------  -------------
  Net increase (decrease).....................................   9,741,714  $ 199,745,192   1,804,407  $  40,937,620
                                                               ===========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.   7,034,931  $ 148,274,431   7,681,341  $ 194,799,733
                                                               ===========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    NEZF-75

NEW ENGLAND ZENITH FUND

 DAVIS VENTURE VALUE SERIES

FINANCIAL HIGHLIGHTS



                                                                                                       CLASS A
                                                                                   --------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2002      2001      2000     1999
                                                                                   --------  --------  -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  23.39  $  29.20  $  26.67 $  23.15
                                                                                   --------  --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.17      0.12      0.16     0.12
  Net realized and unrealized gain (loss) on investments..........................    (3.98)    (3.07)     2.37     3.93
                                                                                   --------  --------  -------- --------
  Total from investment operations................................................    (3.81)    (2.95)     2.53     4.05
                                                                                   --------  --------  -------- --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.19)    (0.15)     0.00    (0.12)
  Distributions from net realized capital gains...................................     0.00     (2.71)     0.00    (0.32)
  Distributions in excess of net realized capital gains...........................     0.00      0.00      0.00    (0.09)
                                                                                   --------  --------  -------- --------
  Total distributions.............................................................    (0.19)    (2.86)     0.00    (0.53)
                                                                                   --------  --------  -------- --------
NET ASSET VALUE, END OF PERIOD.................................................... $  19.39  $  23.39  $  29.20 $  26.67
                                                                                   ========  ========  ======== ========
TOTAL RETURN (%)..................................................................    (16.4)    (11.1)      9.5     17.5
Ratio of operating expenses to average net assets before expense reductions (%)...     0.80      0.83      0.79     0.81
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.78      0.82      0.79       --
Ratio of net investment income to average net assets (%)..........................     0.79      0.55      0.62     0.55
Portfolio turnover rate (%).......................................................       24        21        25       22
Net assets, end of period (000)................................................... $675,704  $878,630  $925,265 $655,599




                                                                                     1998
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  20.80
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.16
  Net realized and unrealized gain (loss) on investments..........................     2.84
                                                                                   --------
  Total from investment operations................................................     3.00
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.16)
  Distributions from net realized capital gains...................................    (0.49)
  Distributions in excess of net realized capital gains...........................     0.00
                                                                                   --------
  Total distributions.............................................................    (0.65)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  23.15
                                                                                   ========
TOTAL RETURN (%)..................................................................     14.4
Ratio of operating expenses to average net assets before expense reductions (%)...     0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................     0.82
Portfolio turnover rate (%).......................................................       25
Net assets, end of period (000)................................................... $440,351

                                             CLASS B                   CLASS E
                                         ---------------- -----------------------------
                                         JULY 30, 2002(A)     YEAR     FEBRUARY 20, 2001(A)
                                             THROUGH         ENDED           THROUGH
                                           DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                               2002           2002             2001
                                         ---------------- ------------ --------------------
NET ASSET VALUE, BEGINNING OF PERIOD....      $19.64        $  23.35         $ 25.29
                                              ------        --------         -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................        0.04            0.16            0.02
 Net realized and unrealized gain
   (loss) on investments................       (0.35)          (4.01)          (1.96)
                                              ------        --------         -------
 Total from investment operations.......       (0.31)          (3.85)          (1.94)
                                              ------        --------         -------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................        0.00           (0.17)           0.00
                                              ------        --------         -------
 Total distributions....................        0.00           (0.17)           0.00
                                              ------        --------         -------
NET ASSET VALUE, END OF PERIOD..........      $19.33        $  19.33         $ 23.35
                                              ======        ========         =======
TOTAL RETURN (%)........................        (1.6)(b)       (16.6)           (7.7)(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................        1.05 (c)        0.95           0.98  (c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................        1.03 (c)        0.93            0.97 (c)
Ratio of net investment income to
 average net assets (%).................        0.52 (c)        0.64            0.47 (c)
Portfolio turnover rate (%).............          24 (c)          24              21 (c)
Net assets, end of period (000).........      $    1        $223,228         $42,132

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                    NEZF-76

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  4/30/93

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $497 MILLION

    PORTFOLIO
     MANAGER
ROBERT MACDONALD
    FIDELITY
  MANAGEMENT &
RESEARCH COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the FI Structured Equity Series Class A shares returned -19.5%, compared to its benchmark, the Standard & Poor's 500 Stock Index(R),/10/ which returned -22.1%. The average return of the Series' peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds category/5/, was -22.5% for the same period. This performance includes the periods both before and after May 1, 2002, when Fidelity Management and Research Company assumed portfolio management of this Series.

PORTFOLIO ACTIVITY
Coming off of a five-year low reached in early October, U.S. equity markets finished the fourth quarter with impressive gains. After several quarters of disappointing results, corporate earnings generally were better than expected, particularly for some of the larger, bellwether companies. Another interest rate cut by the Federal Reserve Board and a Republican victory in mid-term Congressional elections provided additional hope that monetary and potential fiscal stimulus would improve the climate for stocks. Despite worries about a war with Iraq and data indicating a tepid economic recovery, investors seemed to anticipate a stock market rebound. More reasonable valuations and increasing confidence in an improving economic and profit environment brought an increased appetite for risk.

The market revealed a significant reversal from earlier in the year, as technology and telecommunication stocks lead the sharp bound off the bottom. As a result, the Series' underweighted positions in these recovering sectors detracted from performance later in the year. On the other hand, the Series benefited from favorable security selection and an underweighted position in the financial sector. Specifically, avoiding regional banks, whose shares suffered from concerns about slowing consumer loan growth, was helpful, as was an overweighting in diversified financial firms with investment banking and brokerage operations.

PORTFOLIO OUTLOOK
The Series' strategy remains focused on identifying stocks with improving fundamentals that offer high-quality earnings at reasonable prices. Both short-term and long-term earnings growth will be considered, as well as the stock's valuation level. Stock-by-stock portfolio construction using Fidelity's extensive research capabilities will continue to drive investment decisions.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 EXXONMOBIL CORP...................    5.4%
                 CITIGROUP, INC....................    3.9
                 BANK OF AMERICA CORP..............    3.4
                 AMERICAN INTERNATIONAL GROUP, INC.    3.1
                 VERIZON COMMUNICATIONS, INC.......    2.7
                 CHEVRON TEXACO CORP...............    2.2
                 WACHOVIA CORP.....................    2.2
                 BANK ONE CORP.....................    1.9
                 J.P. MORGAN CHASE & CO............    1.6
                 BELLSOUTH CORP....................    1.6


              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

             FI Structured                S&P 500
             -------------                -------
 4/93           $10,000                   $10,000
12/93            11,424                    10,807
12/94            11,310                    10,949
12/95            15,435                    15,058
12/96            18,229                    18,513
12/97            24,327                    24,688
12/98            30,276                    31,743
12/99            33,102                    38,421
12/00            31,393                    34,927
12/01            27,021                    30,779
12/02            21,764                    23,979

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                 FI STRUCTURED EQUITY      S&P 500
                             CLASS A CLASS B(A) CLASS E(B)  INDEX
             1 Year           -19.5%     N/A      -19.6%    -22.1%
             5 Years          - 2.2      N/A        N/A     - 0.6
             Since Inception    8.4     -1.1%     -17.8       9.5

--------------------------------------------------------------------------------

 (a) Commenced operations 7/30/02. Return not annualized.
 (b) Commenced operations 5/1/01.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                    NEZF-77

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--99.5% OF TOTAL NET ASSETS

                                                             VALUE
          SHARES                                           (NOTE 1A)
          ------------------------------------------------------------

                  ADVERTISING--0.8%
           31,900 Lamar Advertising Co................... $  1,073,435
           41,200 Omnicom Group, Inc.....................    2,661,520
                                                          ------------
                                                             3,734,955
                                                          ------------

                  AEROSPACE & DEFENSE--2.6%
            9,800 Honeywell International, Inc...........      235,200
           94,700 Lockheed Martin Corp...................    5,468,925
           49,000 Northrop Grumman Corp..................    4,753,000
           41,100 Raytheon Co............................    1,263,825
           20,100 United Technologies Corp...............    1,244,994
                                                          ------------
                                                            12,965,944
                                                          ------------

                  AIRLINES--0.3%
           18,400 Delta Air Lines, Inc...................      222,640
           91,200 Northwest Airlines Corp. (b)...........      669,408
           30,800 Southwest Airlines Co..................      428,120
                                                          ------------
                                                             1,320,168
                                                          ------------

                  ALUMINUM--0.9%
           84,700 Alcan Aluminum, Ltd. (ADR).............    2,500,344
           88,600 Alcoa, Inc.............................    2,018,308
                                                          ------------
                                                             4,518,652
                                                          ------------

                  APPAREL & TEXTILES--0.1%
           49,600 Tropical Sportswear International Corp.      444,912
                                                          ------------

                  AUTO PARTS--0.1%
           43,500 Keystone Automotive Industries, Inc....      653,370
                                                          ------------

                  AUTOMOBILES--1.2%
           67,200 General Motors Corp....................    2,476,992
          141,400 Navistar International Corp. (b).......    3,437,434
                                                          ------------
                                                             5,914,426
                                                          ------------

                  BANKS--13.2%
          257,500 Bank One Corp..........................    9,411,625
          241,200 Bank of America Corp...................   16,780,284
           21,700 Commerce Bancorp, Inc. (b).............      937,223
           46,800 Fifth Third Bancorp....................    2,740,140
          216,900 FleetBoston Financial Corp.............    5,270,670
           32,300 Golden West Financial Corp.............    2,319,463
          111,000 Huntington Bancshares, Inc.............    2,076,810
          388,900 Sovereign Bancorp, Inc.................    5,464,045
          159,400 U.S. Bancorp...........................    3,382,468
          303,200 Wachovia Corp..........................   11,048,608
          127,300 Wells Fargo & Co.......................    5,966,551
                                                          ------------
                                                            65,397,887
                                                          ------------

                  BIOTECHNOLOGY--0.1%
           10,400 Millipore Corp.........................      353,600
                                                          ------------

                  BROADCASTING--0.5%
           88,100 Fox Entertainment Group, Inc. (b)......    2,284,433
                                                          ------------

                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                   BUILDING & CONSTRUCTION--0.2%
            46,500 York International Corp.............. $  1,189,005
                                                         ------------

                   BUSINESS SERVICES--0.9%
            26,600 Getty Images, Inc. (b)...............      812,630
            37,600 McKesson Corp........................    1,016,328
            42,800 Paychex, Inc.........................    1,194,120
            61,900 Viad Corp............................    1,383,465
                                                         ------------
                                                            4,406,543
                                                         ------------

                   CHEMICALS--3.8%
           123,700 Dow Chemical Co......................    3,673,890
             4,600 E. I. du Pont de Nemours.............      195,040
            31,900 Engelhard Corp.......................      712,965
            23,300 Georgia Gulf Corp....................      539,162
           284,500 Lyondell Chemical Co.................    3,596,080
           327,900 Millennium Chemicals, Inc............    3,121,608
            28,900 PPG Industries, Inc..................    1,449,335
            94,700 Praxair, Inc.........................    5,470,819
                                                         ------------
                                                           18,758,899
                                                         ------------

                   COMMUNICATION SERVICES--0.3%
            92,500 Cablevision Systems Corp.............    1,548,450
                                                         ------------

                   COMPUTERS & BUSINESS EQUIPMENT--1.4%
            69,600 Apple Computer, Inc. (b).............      997,368
            12,300 Dell Computer Corp. (b)..............      328,902
           143,700 EMC Corp. (b)........................      882,318
            39,300 International Business Machines Corp.    3,045,750
            65,700 NCR Corp. (b)........................    1,559,718
                                                         ------------
                                                            6,814,056
                                                         ------------

                   CONGLOMERATES--1.8%
            22,800 3M Co................................    2,811,240
            47,200 Illinois Tool Works, Inc.............    3,061,392
            95,800 Pentair, Inc.........................    3,309,890
                                                         ------------
                                                            9,182,522
                                                         ------------

                   CONSTRUCTION MATERIALS--0.7%
            33,400 American Standard Cos., Inc. (b).....    2,376,076
            59,700 Masco Corp...........................    1,256,685
                                                         ------------
                                                            3,632,761
                                                         ------------

                   CONTAINERS & GLASS--1.1%
           256,400 Pactiv Corp. (b).....................    5,604,904
                                                         ------------

                   COSMETICS & PERSONAL CARE--0.6%
           106,400 Gillette Co..........................    3,230,304
                                                         ------------

                   DISTRIBUTION/WHOLESALE--0.7%
           112,900 SCP Pool Corp. (b)...................    3,296,680
                                                         ------------

                   DOMESTIC OIL--0.1%
            32,400 Suncor Energy, Inc...................      507,708
                                                         ------------

                See accompanying notes to financial statements.

                                    NEZF-78

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                            VALUE
          SHARES                                          (NOTE 1A)
          -----------------------------------------------------------

                  DRUGS & HEALTH CARE--3.9%
           44,100 Abbott Laboratories................... $  1,764,000
          128,600 Bristol-Myers Squibb Co...............    2,977,090
           27,800 HCA, Inc..............................    1,153,700
          126,600 HealthSouth Corp......................      531,720
          113,700 Merck & Co., Inc......................    6,436,557
          166,500 Schering-Plough Corp..................    3,696,300
           29,700 UnitedHealth Group, Inc...............    2,479,950
           10,300 Wyeth.................................      385,220
                                                         ------------
                                                           19,424,537
                                                         ------------

                  ELECTRIC UTILITIES--5.2%
          117,900 Ameren Corp...........................    4,901,103
          100,300 Dominion Resources, Inc...............    5,506,470
            3,500 Entergy Corp..........................      159,565
          153,800 FirstEnergy Corp......................    5,070,786
          110,300 FPL Group, Inc........................    6,632,339
          130,400 Southern Co...........................    3,702,056
                                                         ------------
                                                           25,972,319
                                                         ------------

                  ELECTRONICS--1.3%
          305,500 Agere Systems, Inc....................      439,920
          131,800 Avnet, Inc. (b).......................    1,427,394
          158,500 Ingram Micro, Inc.....................    1,957,475
           52,000 Parker Hannifin Corp..................    2,398,760
                                                         ------------
                                                            6,223,549
                                                         ------------

                  ENVIRONMENTAL CONTROL--0.6%
          141,400 Republic Services, Inc................    2,966,572
                                                         ------------

                  FEDERAL AGENCIES--0.6%
           48,600 Federal Home Loan Mortgage Corp.......    2,869,830
                                                         ------------

                  FINANCIAL SERVICES--4.6%
          556,166 Citigroup, Inc........................   19,571,482
            5,700 Federal Agricultural Mortage Corp. (b)      174,648
           50,800 Household International, Inc..........    1,412,748
           55,200 MBNA Corp.............................    1,049,904
           42,800 Stilwell Financial, Inc...............      559,396
                                                         ------------
                                                           22,768,178
                                                         ------------

                  FOOD & BEVERAGES--1.7%
          135,700 Dean Foods Co. (b)....................    5,034,470
            5,700 Hershey Foods Corp....................      384,408
           11,400 Hormel Foods Corp.....................      265,962
           71,800 Kraft Foods, Inc......................    2,795,174
                                                         ------------
                                                            8,480,014
                                                         ------------

                  GAS & OIL--9.0%
          166,200 ChevronTexaco Corp....................   11,048,976
          133,872 ConocoPhillips........................    6,478,066
          762,000 ExxonMobil Corp.......................   26,624,280
           11,100 Smith International, Inc. (b).........      362,082
                                                         ------------
                                                           44,513,404
                                                         ------------

                                                                 VALUE
      SHARES                                                   (NOTE 1A)
      --------------------------------------------------------------------

              GAS & PIPELINE UTILITIES--3.2%
      148,200 Equitable Resources, Inc....................... $  5,192,928
       43,500 KeySpan Corp...................................    1,532,940
       80,200 Kinder Morgan Management, L.L.C................    3,390,054
      248,600 Sempra Energy..................................    5,879,390
                                                              ------------
                                                                15,995,312
                                                              ------------

              HEALTH CARE--PRODUCTS--1.4%
       26,700 Colgate Palmolive Co...........................    1,399,881
       63,500 The Procter & Gamble Co........................    5,457,190
                                                              ------------
                                                                 6,857,071
                                                              ------------

              HOME BUILDERS--0.8%
       50,200 Centex Corp....................................    2,520,040
       29,000 Pulte Homes, Inc...............................    1,388,230
                                                              ------------
                                                                 3,908,270
                                                              ------------

              HOTELS & RESTAURANTS--1.0%
      294,300 McDonald's Corp................................    4,732,344
                                                              ------------

              HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.4%
       51,300 Applica, Inc. (b)..............................      256,500
       20,200 Kennametal, Inc................................      696,496
       20,500 Whirlpool Corp.................................    1,070,510
                                                              ------------
                                                                 2,023,506
                                                              ------------

              HOUSEHOLD PRODUCTS--0.9%
       70,500 Avery Dennison Corp............................    4,306,140
                                                              ------------

              INDUSTRIAL MACHINERY--1.1%
       49,000 AGCO Corp. (b).................................    1,082,900
       92,500 Albany International Corp. (Class A)...........    1,911,050
       97,000 Snap-On, Inc...................................    2,726,670
                                                              ------------
                                                                 5,720,620
                                                              ------------

              INSURANCE--7.1%
      192,700 Allstate Corp..................................    7,127,973
       15,400 Ambac Financial Group, Inc.....................      866,096
      265,100 American International Group, Inc..............   15,336,035
       34,600 Hartford Financial Services Group, Inc.........    1,571,878
       94,200 MBIA, Inc......................................    4,131,612
       79,800 Old Republic International Corp................    2,234,400
       70,700 Radian Group, Inc..............................    2,626,505
       47,177 Travelers Property Casualty Corp. (b)..........      691,143
       51,729 Travelers Property Casualty Corp. (Class B) (b)      757,830
                                                              ------------
                                                                35,343,472
                                                              ------------

              INVESTMENT BROKERAGE--5.2%
       27,900 Goldman Sachs Group, Inc.......................    1,899,990
      338,800 J.P. Morgan Chase & Co.........................    8,131,200
       52,500 Lehman Brothers Holdings, Inc..................    2,797,725
      157,200 Merrill Lynch & Co., Inc.......................    5,965,740
      181,300 Morgan Stanley Dean Witter & Co................    7,237,496
                                                              ------------
                                                                26,032,151
                                                              ------------

                See accompanying notes to financial statements.

                                    NEZF-79

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                             (NOTE 1A)
         --------------------------------------------------------------

                 LEISURE--0.2%
          28,500 Harrah Entertainment, Inc. (b)........... $  1,128,600
                                                           ------------

                 MEDIA--4.1%
         306,800 AOL Time Warner, Inc.....................    4,019,080
         126,200 Clear Channel Communications, Inc. (b)...    4,705,998
         172,749 Comcast Corp. (Class A)..................    4,071,694
         114,800 Comcast Corp. (Special Class A)..........    2,593,332
         132,300 Liberty Media Corp.......................    1,182,762
          96,200 Viacom, Inc. (Class B) (b)...............    3,921,112
                                                           ------------
                                                             20,493,978
                                                           ------------

                 MINING--0.8%
          54,100 Freeport-McMoran Copper & Gold, Inc.
                  (Class B) (b)...........................      907,798
         103,800 Phelps Dodge Corp........................    3,285,270
                                                           ------------
                                                              4,193,068
                                                           ------------

                 RAILROADS & EQUIPMENT--0.7%
          10,400 CSX Corp.................................      294,424
          55,600 Kansas City Southern Industries, Inc. (b)      667,200
          40,100 Union Pacific Corp.......................    2,400,787
                                                           ------------
                                                              3,362,411
                                                           ------------

                 REAL ESTATE INVESTMENT TRUST--1.1%
          59,100 Apartment Investment & Management Co.....    2,215,068
          84,400 Equity Office Properties Trust...........    2,108,312
          56,400 Equity Residential Properties Trust......    1,386,312
                                                           ------------
                                                              5,709,692
                                                           ------------

                 RETAIL--3.9%
          65,900 Big Lots, Inc. (b).......................      871,857
          65,000 Borders Group, Inc. (b)..................    1,046,500
          21,200 CDW Computer Centers, Inc. (b)...........      929,620
         216,200 CVS Corp.................................    5,398,514
         247,400 Limited Brands...........................    3,446,282
          29,700 Lowe's Cos., Inc.........................    1,113,750
          78,600 Office Depot, Inc. (b)...................    1,160,136
          29,700 Petco Animal Supplies, Inc...............      696,138
          87,800 Safeway, Inc. (b)........................    2,051,008
          91,400 Saks, Inc. (b)...........................    1,073,036
          62,700 Too, Inc. (b)............................    1,474,704
                                                           ------------
                                                             19,261,545
                                                           ------------

                 SEMICONDUCTORS--0.9%
          15,000 Broadcom Corp. (b).......................      225,900
         220,700 Micron Technology, Inc...................    2,149,618
         152,700 Texas Instruments, Inc...................    2,292,027
                                                           ------------
                                                              4,667,545
                                                           ------------

                 SOFTWARE--0.3%
          37,000 First Data Corp..........................    1,310,170
          19,800 InterCept, Inc. (b)......................      335,234
                                                           ------------
                                                              1,645,404
                                                           ------------

                                                                 VALUE
       SHARES                                                  (NOTE 1A)
     ---------------------------------------------------------------------

                TELECOMMUNICATIONS--6.6%
          5,800 ALLTEL Corp.................................. $    295,800
        106,800 AT&T Corp....................................    2,788,548
        305,400 AT&T Wireless Services, Inc. (b).............    1,725,510
        307,900 BellSouth Corp...............................    7,965,373
        194,600 Motorola, Inc................................    1,683,290
        278,100 Qwest Communications International, Inc. (b).    1,390,500
        127,500 SBC Communications, Inc......................    3,456,525
        348,100 Verizon Communications, Inc..................   13,488,875
                                                              ------------
                                                                32,794,421
                                                              ------------

                TOBACCO--1.2%
        146,000 Philip Morris Cos., Inc......................    5,917,380
                                                              ------------

                TRUCKING & FREIGHT FORWARDING--0.3%
         25,100 FedEx Corp...................................    1,360,922
                                                              ------------
                Total Common Stocks
                 (Identified Cost $558,000,290)..............  494,432,434
                                                              ------------

     SHORT TERM INVESTMENT--0.5%
        FACE
       AMOUNT
     ---------------------------------------------------------------------

                REPURCHASE AGREEMENT--0.5%
     $2,180,000 State Street Corp. Repurchase Agreement dated
                 12/31/02 at 0.500% to be repurchased at
                 $2,180,061 on 01/02/03, collateralized by
                 $1,685,000 U.S. Treasury Bond 8.875% due
                 08/15/17 with a value of $2,228,413.........    2,180,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $2,180,000)................    2,180,000
                                                              ------------
                Total Investments--100.0%
                 (Identified Cost $560,180,290) (a)..........  496,612,434
                Other assets less liabilities................      135,871
                                                              ------------
                TOTAL NET ASSETS--100%....................... $496,748,305
                                                              ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $563,563,390 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $  9,831,778
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (76,782,734)
                                                               ------------
   Net unrealized depreciation................................ $(66,950,956)
                                                               ============

(b)Non-income producing security.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    NEZF-80

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value........................          $ 496,612,434
       Cash........................................                    396
       Receivable for:
        Fund shares sold...........................                705,325
        Dividends and interest.....................                669,009
                                                             -------------
         Total Assets..............................            497,987,164
     LIABILITIES
       Payable for fund shares redeemed............ $906,823
       Accrued expenses:
        Management fees............................  286,885
        Service and distribution fees..............      679
        Deferred trustees fees.....................   15,083
        Other expenses.............................   29,389
                                                    --------
         Total Liabilities.........................              1,238,859
                                                             -------------
     NET ASSETS....................................          $ 496,748,305
                                                             =============
       Net assets consist of:
        Capital paid in............................          $ 677,535,277
        Undistributed net investment income........              3,863,297
        Accumulated net realized gains (losses)....           (121,082,413)
        Unrealized appreciation (depreciation) on
         investments...............................            (63,567,856)
                                                             -------------
     NET ASSETS....................................          $ 496,748,305
                                                             =============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($491,123,852 divided by 3,932,333
      shares of beneficial interest)...............          $      124.89
                                                             =============
     CLASS B
     Net asset value and redemption price per share
      ($5,607 divided by 45 shares of beneficial
      interest)....................................          $      124.47
                                                             =============
     CLASS E
     Net asset value and redemption price per share
      ($5,618,846 divided by 45,074 shares of
      beneficial interest).........................          $      124.66
                                                             =============
     Identified cost of investments................          $ 560,180,290
                                                             =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................             $   9,280,622 (a)
      Interest................................                    85,225
                                                           -------------
                                                               9,365,847
    EXPENSES
      Management fees......................... $3,107,520
      Service and distribution fees--Class E..      5,286
      Trustees fees and expenses..............     20,886
      Custodian...............................    111,420
      Audit and tax services..................     21,450
      Legal...................................     33,167
      Printing................................     46,443
      Insurance...............................      8,926
      Miscellaneous...........................     10,557
                                               ----------
      Total expenses before reductions........  3,365,655
      Expense reductions......................    (48,304)     3,317,351
                                               ----------  -------------
    NET INVESTMENT INCOME.....................                 6,048,496
                                                           -------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................               (58,735,242)
    Unrealized appreciation (depreciation) on:
      Investments--net........................               (68,293,483)
                                                           -------------
    Net gain (loss)...........................              (127,028,725)
                                                           -------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................             $(120,980,229)
                                                           =============

(a)Net of foreign taxes of $6,918.

                See accompanying notes to financial statements.

                                    NEZF-81

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS



                                                                       YEAR ENDED    YEAR ENDED
                                                                      DECEMBER 31,  DECEMBER 31,
                                                                          2002          2001
                                                                     -------------  ------------
FROM OPERATIONS
  Net investment income............................................. $   6,048,496  $  2,028,768
  Net realized gain (loss)..........................................   (58,735,242)  (49,415,198)
  Unrealized appreciation (depreciation)............................   (68,293,483)   (5,932,994)
                                                                     -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (120,980,229)  (53,319,424)
                                                                     -------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS................................
   Net investment income............................................
    Class A.........................................................    (3,521,590)   (3,087,389)
    Class B.........................................................             0             0
    Class E.........................................................       (27,330)            0
                                                                     -------------  ------------
  TOTAL DISTRIBUTIONS...............................................    (3,548,920)   (3,087,389)
                                                                     -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   320,768,281   (31,210,520)
                                                                     -------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   196,239,132   (87,617,333)
NET ASSETS
  Beginning of the year.............................................   300,509,173   388,126,506
                                                                     -------------  ------------
  End of the year................................................... $ 496,748,305  $300,509,173
                                                                     =============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $   3,863,297  $  1,387,595
                                                                     =============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                       YEAR ENDED               YEAR ENDED
                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                               -------------------------  ----------------------
                                                 SHARES          $         SHARES         $
                                               ----------  -------------  --------  ------------
CLASS A
 Sales........................................  3,086,418  $ 458,271,121   369,484  $ 61,284,271
 Reinvestments................................     26,835      3,521,590    17,877     3,087,389
 Redemptions.................................. (1,091,269)  (145,864,129) (593,373)  (97,080,897)
                                               ----------  -------------  --------  ------------
 Net increase (decrease)......................  2,021,984  $ 315,928,582  (206,012) $(32,709,237)
                                               ==========  =============  ========  ============
CLASS B
 Sales........................................         45  $       5,712         0  $          0
 Reinvestments................................          0              0         0             0
 Redemptions..................................          0              0         0             0
                                               ----------  -------------  --------  ------------
 Net increase (decrease)......................         45  $       5,712         0  $          0
                                               ==========  =============  ========  ============
CLASS E
 Sales........................................     39,013  $   5,296,699    13,072  $  2,016,302
 Reinvestments................................        201         27,330         0             0
 Redemptions..................................     (3,909)      (490,042)   (3,303)     (517,585)
                                               ----------  -------------  --------  ------------
 Net increase (decrease)......................     35,305  $   4,833,987     9,769  $  1,498,717
                                               ==========  =============  ========  ============
 Increase (decrease) derived from capital
   share transactions.........................  2,057,334  $ 320,768,281  (196,243) $(31,210,520)
                                               ==========  =============  ========  ============

                See accompanying notes to financial statements.

                                    NEZF-82

NEW ENGLAND ZENITH FUND

 FI STRUCTURED EQUITY SERIES

FINANCIAL HIGHLIGHTS



                                                                   CLASS A
                                              ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------
                                                2002      2001      2000      1999      1998
                                              --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD......... $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98
                                              --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................     1.53      1.06      1.16      1.78      1.30
 Net realized and unrealized gain (loss) on
   investments...............................   (31.88)   (26.45)   (11.28)    17.51     42.44
                                              --------  --------  --------  --------  --------
 Total from investment operations............   (30.35)   (25.39)   (10.12)    19.29     43.74
                                              --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income....    (1.27)    (1.49)     0.00     (1.78)    (1.31)
 Distributions from net realized capital
   gains.....................................     0.00      0.00     (4.98)   (27.36)   (14.07)
                                              --------  --------  --------  --------  --------
 Total distributions.........................    (1.27)    (1.49)    (4.98)   (29.14)   (15.38)
                                              --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD............... $ 124.89  $ 156.51  $ 183.39  $ 198.49  $ 208.34
                                              ========  ========  ========  ========  ========
TOTAL RETURN (%).............................    (19.5)    (13.9)     (5.2)      9.4      24.4
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.72      0.78      0.73      0.74      0.78
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....     0.71      0.74      0.70        --        --
Ratio of net investment income to average
 net assets (%)..............................     1.30      0.60      0.61      0.94      0.80
Portfolio turnover rate (%)..................      142       154       138       115       100
Net assets, end of period (000).............. $491,124  $298,982  $388,127  $417,540  $281,557

                                                  CLASS B                CLASS E
                                              ---------------- -----------------------
                                              JULY 30, 2002(A)     YEAR     MAY 1, 2001(A)
                                                  THROUGH         ENDED        THROUGH
                                                DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                    2002           2002          2001
                                              ---------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $125.90        $156.28       $177.17
                                                  -------        -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................        0.18           1.35          0.14
 Net realized and unrealized gain (loss) on
   investments...............................       (1.61)        (31.80)       (21.03)
                                                  -------        -------       -------
 Total from investment operations............       (1.43)        (30.45)       (20.89)
                                                  -------        -------       -------
LESS DISTRIBUTIONS
 Distributions from net investment income....        0.00          (1.17)         0.00
                                                  -------        -------       -------
 Total distributions.........................        0.00          (1.17)         0.00
                                                  -------        -------       -------
NET ASSET VALUE, END OF PERIOD...............     $124.47        $124.66       $156.28
                                                  =======        =======       =======
TOTAL RETURN (%).............................        (1.1)(b)      (19.6)        (11.8)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........        0.97 (c)       0.87          0.93 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        0.96 (c)       0.86          0.89 (c)
Ratio of net investment income to average
 net assets (%)..............................        1.36 (c)       1.15          0.61 (c)
Portfolio turnover rate (%)..................         142 (c)        142           154 (c)
Net assets, end of period (000)..............     $     6        $ 5,619       $ 1,527

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                    NEZF-83

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*


 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/02

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $341 MILLION

    PORTFOLIO
     MANAGER
 SPIROS SEGALAS
    KATHLEEN
   MCCARRAGHER
MICHAEL DEL BALSO
    JENNISON
 ASSOCIATES LLC

PERFORMANCE AT-A-GLANCE
From its inception on May 1, 2002 to December 31, 2002, the Jennison Growth Series Class A shares returned -22.9% compared to the Standard & Poor's 500 Index(R)/10/ return of -17.3%. Over the same time period, the Lipper Large-Cap Growth Fund Index/5/ returned -21.0%. The Series' performance can be attributed to difficult market and economic conditions that made it a very challenging investment environment.

PORTFOLIO ACTIVITY
Information Technology was one of the worst performing areas of the market. Revised outlooks for recovery in end-demand across the sector precipitated the decline in these stocks. IT spending continues to be under pressure as the rate of recovery for corporate profits has been tempered. We expect an eventual cyclical upswing in demand for technology. Our holdings are positioned in the companies that have the strongest competitive positions like Cisco, Dell, and Microsoft that will benefit from improving business conditions. Health Care was one of the more challenging areas for the portfolio, despite the fact that the stocks within this group traditionally outperform in a down market. Our holdings in this sector lagged the market for the period due to company-specific product issues and earnings shortfalls. As a result, the defensive nature of these stocks was negated. We believe that these issues are now reflected in the revised growth rates and valuations of these stocks. We expect our Health Care holdings to demonstrate above market growth rates, and are optimistic about their prospects from here.
PORTFOLIO OUTLOOK
Our holdings, in our opinion, represent high-quality companies operated by strong management teams that can maintain their dominant competitive positions and generate superior and sustainable earnings growth. We project an average three-year earnings growth rate of 14-15%, for the stocks in the Series, which today are trading at only a modest premium to the market. We believe we are well along the gradual process of an earnings recovery and a return to normalized growth rates.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 MICROSOFT CORP....................    4.0%
                 JOHNSON & JOHNSON.................    3.2
                 AMGEN, INC........................    3.1
                 AMERICAN INTERNATIONAL GROUP, INC.    3.0
                 CISCO SYSTEMS, INC................    3.0
                 VIACOM, INC.......................    2.9
                 WAL-MART STORES, INC..............    2.9
                 KOHL'S CORP.......................    2.8
                 CITIGROUP, INC....................    2.7
                 SCHLUMBERGER, LTD.................    2.6


              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                [CHART]

                Jennison Growth      S&P 500
                ---------------      -------
 5/1/02            $10,000           $10,000
  12/02              7,710             8,271


--------------------------------------------------------------------------------
                                 TOTAL RETURNS
--------------------------------------------------------------------------------

                                   JENNISON GROWTH       S&P 500
                               CLASS A/(A)/ CLASS B/(A)/  INDEX
               Since Inception    -22.9%       -23.0%     -17.3%.

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2002. Returns not annualized.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                    NEZF-84

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--95.6% OF TOTAL NET ASSETS



                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

            ADVERTISING--0.8%
     41,700 Omnicom Group, Inc................................ $  2,693,820
                                                               ------------

            AEROSPACE & DEFENSE--3.0%
     85,400 Lockheed Martin Corp..............................    4,931,850
     53,700 Northrop Grumman Corp.............................    5,208,900
                                                               ------------
                                                                 10,140,750
                                                               ------------

            BANKS--1.5%
    143,400 Bank One Corp.....................................    5,241,270
                                                               ------------

            BIOTECHNOLOGY--3.1%
    220,200 Amgen, Inc. (b)...................................   10,644,468
                                                               ------------

            COMPUTERS & BUSINESS EQUIPMENT--6.3%
    269,100 Dell Computer Corp. (b)...........................    7,195,734
    411,200 Hewlett-Packard Co................................    7,138,432
     58,100 International Business Machines Corp..............    4,502,750
    131,600 STMicroelectronics NV (ADR).......................    2,567,516
                                                               ------------
                                                                 21,404,432
                                                               ------------

            CONGLOMERATES--1.9%
     53,200 3M Co.............................................    6,559,560
                                                               ------------

            COSMETICS & PERSONAL CARE--1.0%
    114,700 Gillette Co.......................................    3,482,292
                                                               ------------

            DRUGS & HEALTH CARE--10.8%
    211,200 Abbott Laboratories...............................    8,448,000
     17,500 Forest Laboratories, Inc. (b).....................    1,718,850
    103,100 Genentech, Inc....................................    3,418,796
     83,800 MedImmune, Inc....................................    2,276,846
     91,200 Merck & Co., Inc..................................    5,162,832
    122,100 Pfizer, Inc.......................................    3,732,597
    123,100 Pharmacia Corp....................................    5,145,580
     49,600 Teva Pharmaceutical Industries, Ltd. (ADR)........    1,915,056
    131,700 Wyeth.............................................    4,925,580
                                                               ------------
                                                                 36,744,137
                                                               ------------

            FINANCIAL SERVICES--4.7%
    193,400 American Express Co...............................    6,836,690
    259,000 Citigroup, Inc....................................    9,114,210
                                                               ------------
                                                                 15,950,900
                                                               ------------

            FOOD & BEVERAGES--3.2%
    106,200 Anheuser Busch Cos., Inc..........................    5,140,080
    132,700 The Coca-Cola Co..................................    5,814,914
                                                               ------------
                                                                 10,954,994
                                                               ------------

            FOREST PRODUCTS & PAPER--2.3%
    105,400 International Paper Co............................    3,685,838
     81,200 Weyerhaeuser Co...................................    3,995,852
                                                               ------------
                                                                  7,681,690
                                                               ------------

                                                                  VALUE
    SHARES                                                      (NOTE 1A)
    -----------------------------------------------------------------------

            GAS & OIL--2.6%
    208,500 Schlumberger, Ltd................................. $  8,775,765
                                                               ------------

            HEALTH CARE--PRODUCTS--5.1%
    202,100 Johnson & Johnson.................................   10,854,791
     78,000 The Procter & Gamble Co...........................    6,703,320
                                                               ------------
                                                                 17,558,111
                                                               ------------

            HOTELS & RESTAURANTS--1.4%
    141,500 Marriott International, Inc. (Class A)............    4,651,105
                                                               ------------

            INSURANCE--5.8%
    178,700 American International Group, Inc.................   10,337,795
     87,500 Hartford Financial Services Group, Inc............    3,975,125
     71,200 Xl Capital, Ltd...................................    5,500,200
                                                               ------------
                                                                 19,813,120
                                                               ------------

            INTERNATIONAL OIL--2.1%
     99,700 Total Fina S.A. (ADR).............................    7,128,550
                                                               ------------

            INVESTMENT BROKERAGE--3.2%
     89,400 Goldman Sachs Group, Inc..........................    6,088,140
    130,500 Merrill Lynch & Co., Inc..........................    4,952,475
                                                               ------------
                                                                 11,040,615
                                                               ------------

            LEISURE--1.8%
    132,800 Harley-Davidson, Inc..............................    6,135,360
                                                               ------------

            MEDIA--6.8%
     64,300 Clear Channel Communications, Inc. (b)............    2,397,747
    251,700 Liberty Media Corp................................    2,250,198
     90,600 New York Times Co.................................    4,143,138
    172,500 Univision Communications, Inc. (b)................    4,226,250
    245,500 Viacom, Inc. (Class B) (b)........................   10,006,580
                                                               ------------
                                                                 23,023,913
                                                               ------------

            RETAIL--13.2%
    192,000 Bed Bath & Beyond, Inc. (b).......................    6,629,760
    101,800 Costco Wholesale Corp. (b)........................    2,856,508
    171,500 Kohl's Corp. (b)..................................    9,595,425
    129,300 Lowe's Cos., Inc..................................    4,848,750
    153,200 Starbucks Corp. (b)...............................    3,122,216
    193,000 Tiffany & Co......................................    4,614,630
    198,000 Wal-Mart Stores, Inc..............................   10,000,980
    110,500 Walgreen Co.......................................    3,225,495
                                                               ------------
                                                                 44,893,764
                                                               ------------

            SEMICONDUCTORS--6.3%
    230,800 Applied Materials, Inc. (b).......................    3,007,324
    419,800 Intel Corp........................................    6,536,286
     35,600 KLA-Tencor Corp. (b)..............................    1,259,172
     87,900 Novellus Systems, Inc.............................    2,468,232
    287,100 Texas Instruments, Inc............................    4,309,371
    190,000 Xilinx, Inc. (b)..................................    3,914,000
                                                               ------------
                                                                 21,494,385
                                                               ------------

                See accompanying notes to financial statements.

                                    NEZF-85

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                     VALUE
    SHARES                                                         (NOTE 1A)
  ----------------------------------------------------------------------------

              SOFTWARE--4.1%
      264,700 Microsoft Corp. (b)............................... $ 13,684,990
       17,100 SAP AG (ADR)......................................      333,450
                                                                 ------------
                                                                   14,018,440
                                                                 ------------

              TELECOMMUNICATIONS--4.6%
      778,700 Cisco Systems, Inc. (b)...........................   10,200,970
      348,900 Nokia Corp. (ADR).................................    5,407,950
                                                                 ------------
                                                                   15,608,920
                                                                 ------------
              Total Common Stocks (Identified Cost $372,574,989)  325,640,361
                                                                 ------------

  SHORT TERM INVESTMENTS--5.5%
     FACE
    AMOUNT
  ----------------------------------------------------------------------------

              COMMERCIAL PAPER--5.5%
  $ 2,617,000 American Express Credit Corp. 0.750%, 01/02/03.... $  2,617,000
   16,000,000 General Electric Capital Corp. 1.180%, 01/02/03...   16,000,000
                                                                 ------------
                                                                   18,617,000
                                                                 ------------
              Total Short Term Investments (Identified Cost
               $18,617,000).....................................   18,617,000
                                                                 ------------
              Total Investments--101.1% (Identified Cost
               $391,191,989) (a)................................  344,257,361
              Other assets less liabilities.....................   (3,677,983)
                                                                 ------------
              TOTAL NET ASSETS--100%............................ $340,579,378
                                                                 ============

(a)Federal Tax Information
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $393,497,620 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $  1,930,759
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (51,171,018)
                                                               ------------

   Net unrealized depreciation................................ $(49,240,259)
                                                               ============

(b)Non-income producing security.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.




                See accompanying notes to financial statements.

                                    NEZF-86

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value........................            $344,257,361
      Cash........................................                     590
      Receivable for:
       Securities sold............................               1,264,721
       Fund shares sold...........................                 411,145
       Dividends and interest.....................                 196,183
                                                              ------------
        Total Assets..............................             346,130,000
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $   27,064
       Securities purchased.......................  5,293,674
      Accrued expenses:
       Management fees............................    198,894
       Service and distribution fees..............     10,908
       Deferred trustees fees.....................      1,578
       Other expenses.............................     18,504
                                                   ----------
        Total Liabilities.........................               5,550,622
                                                              ------------
    NET ASSETS....................................            $340,579,378
                                                              ============
      Net assets consist of:
       Capital paid in............................            $434,003,469
       Undistributed net investment income........                 690,169
       Accumulated net realized gains (losses)....             (47,179,632)
       Unrealized appreciation (depreciation) on
        investments...............................             (46,934,628)
                                                              ------------
    NET ASSETS....................................            $340,579,378
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($283,319,897 divided by 36,742,961
     shares of beneficial interest)...............            $       7.71
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($57,259,481 divided by 7,432,214 shares
     of beneficial interest)......................            $       7.70
                                                              ============
    Identified cost of investments................            $391,191,989
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MAY 1, 2002(A) THROUGH DECEMBER 31, 2002

   INVESTMENT INCOME
     Dividends...............................               $  2,039,811 (b)
     Interest................................                    250,932
                                                            ------------
                                                               2,290,743
   EXPENSES
     Management fees......................... $  1,576,283
     Service and distribution fees--Class B..       31,314
     Trustees fees and expenses..............        9,488
     Custodian...............................       55,628
     Audit and tax services..................       21,450
     Legal...................................        9,935
     Printing................................       34,806
     Insurance...............................        3,005
     Miscellaneous...........................        3,728
                                              ------------
     Total expenses before reductions........    1,745,637
     Expense reductions......................     (145,063)    1,600,574
                                              ------------  ------------
   NET INVESTMENT INCOME.....................                    690,169
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (47,204,928)
     Options--net............................       25,296   (47,179,632)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................                (46,934,628)
                                                            ------------
   Net gain (loss)...........................                (94,114,260)
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $(93,424,091)
                                                            ============

(a)Commencement of operations.
(b)Net of foreign taxes of $5,509.

                See accompanying notes to financial statements.

                                    NEZF-87

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS




                                                                     MAY 1, 2002(A)
                                                                        THROUGH
                                                                      DECEMBER 31,
                                                                          2002
                                                                     --------------
FROM OPERATIONS
  Net investment income.............................................  $    690,169
  Net realized gain (loss)..........................................   (47,179,632)
  Unrealized appreciation (depreciation)............................   (46,934,628)
                                                                      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (93,424,091)
                                                                      ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   434,003,469
                                                                      ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   340,579,378
                                                                      ------------

NET ASSETS
  Beginning of the period...........................................             0
                                                                      ------------
  End of the period.................................................  $340,579,378
                                                                      ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period.................................................  $    690,169
                                                                      ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B. Transactions in capital shares were as follows:

                                                              MAY 1, 2002(A) THROUGH
                                                                 DECEMBER 31, 2002
                                                             ------------------------
                                                               SHARES          $
                                                             ----------  ------------
CLASS A
 Sales...................................................... 41,378,419  $412,826,465
 Redemptions................................................ (4,635,458)  (38,829,704)
                                                             ----------  ------------
 Net increase (decrease).................................... 36,742,961  $373,996,761
                                                             ==========  ============
CLASS B
 Sales......................................................  7,478,824  $ 60,378,316
 Redemptions................................................    (46,610)     (371,608)
                                                             ----------  ------------
 Net increase (decrease)....................................  7,432,214  $ 60,006,708
                                                             ==========  ============
 Increase (decrease) derived from capital share transactions 44,175,175  $434,003,496
                                                             ==========  ============

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    NEZF-88

NEW ENGLAND ZENITH FUND

 JENNISON GROWTH SERIES

FINANCIAL HIGHLIGHTS



                                                                                      CLASS A         CLASS B
                                                                                   --------------  --------------
                                                                                   MAY 1, 2002(A)  MAY 1, 2002(A)
                                                                                      THROUGH         THROUGH
                                                                                    DECEMBER 31,    DECEMBER 31,
                                                                                        2002            2002
                                                                                   --------------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $  10.00        $ 10.00
                                                                                      --------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................        0.02           0.00
  Net realized and unrealized gain (loss) on investments..........................       (2.31)         (2.30)
                                                                                      --------        -------
  Total from investment operations................................................       (2.29)         (2.30)
                                                                                      --------        -------
NET ASSET VALUE, END OF PERIOD                                                        $   7.71        $  7.70
                                                                                      ========        =======
TOTAL RETURN (%)..................................................................       (22.9)(b)      (23.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...        0.74 (c)       0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        0.68 (c)       0.93 (c)
Ratio of net investment income to average net assets (%)..........................        0.31 (c)       0.06 (c)
Portfolio turnover rate (%).......................................................          82 (c)         82 (c)
Net assets, end of period (000)...................................................    $283,320        $57,259

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.


                See accompanying notes to financial statements.

                                    NEZF-89

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL WITH A
 SECONDARY
 OBJECTIVE TO SEEK
 REASONABLE
 CURRENT INCOME.

 INCEPTION
 DATE  4/30/99

 ASSET CLASS
 LARGE CAP
 STOCKS

    NET ASSETS
   $37 MILLION

    PORTFOLIO
     MANAGER
    A TEAM OF
  MFS PORTFOLIO
     MANAGERS
  MASSACHUSETTS
    FINANCIAL
 SERVICES COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the MFS Investors Trust Series Class A shares returned -20.2% compared to its benchmark, the Standard & Poor's 500 Index(R)/10/, which returned -22.1%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Large Cap Core Fund category,/5 /was -23.5% for the same period.

PORTFOLIO ACTIVITY
A sluggish economy, a lack of corporate spending, earnings disappointments, corporate accounting scandals, and fears over war with Iraq undermined investor confidence and resulted in negative returns. Gains made in October and November were somewhat negated by December's mixed economic signals. For the full year, a lack of consumer and corporate spending on technology continued to send technology stocks downward and that impacted all broad market indices.

We were overweighted in leisure stocks relative to our benchmark throughout the year and those positions were the biggest contributor to performance. Owning fewer technology stocks than our benchmark also contributed to performance. A difficult spending environment, which led to earnings disappointments throughout the year, coupled with high stock prices, made technology a dangerous place to invest in 2002. The Series' performance benefited the most from avoiding stocks such as Intel, Lucent, Nortel, and JDS Uniphase. The technology positions we did own, such as Cisco, are companies that have industry-leading positions and strong balance sheets. Fierce competition and the fallout from Enron and other scandals dogged utility stocks. Although we avoided Quest and WorldCom, communications stocks suffered from competition and too much debt on their balance sheets. However, the portfolio's performance was helped by better relative returns from AT&T and SBC. We bought these stocks because of their relatively strong balance sheets. AT&T is also benefiting from improved pricing and SBC is enjoying a better regulatory environment. Our health care holdings performed poorly. For example, Genzyme's earnings fell when sales of its best selling drug, Renagel, declined. We didn't own two of the group's best performers, Merck and Boston Scientific, and missed the strong performance both produced because their fundamentals turned out to be better than expected. Our holdings in financial services did well in the first half of the year, but have not met our expectations in the second half.

After the steep stock market declines of the past three years, many traditional growth stocks are experiencing a slow downturn in their growth rates and are in a transition period. In our opinion, the market has a difficult time appropriately valuing these companies and we believe they present attractive investment opportunities.

PORTFOLIO OUTLOOK
While we don't expect a robust economy going forward, we do believe that the worst is over and are expecting a modest recovery in 2003. Mixed economic data, concerns surrounding Iraq and the Korean peninsula continue to create uncertainty for investors. However, we think this is a time that suits our stock-by-stock selection process. While it's impossible to know which areas in the market will do well, our goal is to have a well-diversified portfolio of stocks that we think should do well in any market environment.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                PFIZER, INC..........................    3.6%
                EXXONMOBIL CORP......................    3.5
                MICROSOFT CORP.......................    3.2
                WAL-MART STORES, INC.................    2.9
                INTERNATIONAL BUSINESS MACHINES CORP.    2.5
                CISCO SYSTEMS, INC...................    2.3
                CITIGROUP, INC.......................    2.3
                FEDERAL HOME LOAN MORTGAGE CORP......    2.2
                GENERAL ELECTRIC CO..................    2.2
                JOHNSON & JOHNSON....................    2.2

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

             MFS Investors Series         S&P 500
             --------------------         -------
 4/99               $10,000               $10,000
12/99                10,284                11,100
12/00                10,258                10,090
12/01                 8,625                 8,892
12/02                 6,882                 6,928

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                     MFS INVESTORS         S&P 500
                             CLASS A CLASS B(A) CLASS E(B)  INDEX
             1 Year           -20.2%     N/A      -20.2%    -22.1%
             Since Inception  - 9.7    -16.4%     -18.2     - 9.5

--------------------------------------------------------------------------------

 (a) Commenced operations May 1, 2002. Return not annualized.
 (b) Commenced operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                    NEZF-90

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--95.5% OF TOTAL NET ASSETS



                                                            VALUE
            SHARES                                        (NOTE 1A)
            --------------------------------------------------------

                   AEROSPACE & DEFENSE--0.9%
             3,250 Lockheed Martin Corp................. $   187,688
             1,312 Northrop Grumman Corp................     127,264
             1,200 Rockwell International Corp..........      24,852
                                                         -----------
                                                             339,804
                                                         -----------

                   ALUMINUM--0.5%
             8,704 Alcoa, Inc...........................     198,277
                                                         -----------

                   APPAREL & TEXTILES--0.2%
             2,060 NIKE, Inc. (Class B).................      91,608
                                                         -----------

                   AUTOMOBILES--0.4%
             4,300 Bayerische Motoren Werke AG, (EUR)...     130,412
                                                         -----------

                   BANKS--5.2%
             9,192 Bank of America Corp.................     639,487
             1,830 Bank of New York Co., Inc............      43,847
             1,751 Charter One Financial, Inc...........      50,306
             1,932 FleetBoston Financial Corp...........      46,948
             3,099 Mellon Financial Corp................      80,915
             3,509 State Street Corp....................     136,851
             1,500 Sun Trust Banks, Inc.................      85,380
             3,050 Wachovia Corp........................     111,142
            16,293 Wells Fargo & Co.....................     763,653
                                                         -----------
                                                           1,958,529
                                                         -----------

                   BIOTECHNOLOGY--0.4%
             2,800 Amgen, Inc. (b)......................     135,352
                                                         -----------

                   BUSINESS SERVICES--1.5%
            11,600 Accenture, Ltd.......................     208,684
             3,100 Cendant Corp. (b)....................      32,488
             4,824 United Parcel Service, Inc. (Class B)     304,298
                                                         -----------
                                                             545,470
                                                         -----------

                   CHEMICALS--2.0%
             3,539 Air Products & Chemicals, Inc........     151,293
             5,040 PPG Industries, Inc..................     252,756
             4,812 Praxair, Inc.........................     277,989
               790 Syngenta AG, (CHF)...................      45,723
                                                         -----------
                                                             727,761
                                                         -----------

                   COMMUNICATION SERVICES--0.6%
             1,370 BT Group, Plc. (ADR).................      42,922
            21,800 Reed Elsevier, Plc., (GBP)...........     186,664
                                                         -----------
                                                             229,586
                                                         -----------

                   COMPUTERS & BUSINESS EQUIPMENT--3.7%
            12,404 Dell Computer Corp. (b)..............     331,683
             4,284 Hewlett-Packard Co...................      74,370
            12,136 International Business Machines Corp.     940,540

                                                               VALUE
         SHARES                                              (NOTE 1A)
         --------------------------------------------------------------

                COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
          2,450 STMicroelectronics NV (ADR)................ $    47,800
                                                            -----------
                                                              1,394,393
                                                            -----------

                CONGLOMERATES--4.5%
          3,539 3M Co......................................     436,359
          2,041 Danaher Corp...............................     134,094
          1,660 Eastman Kodak Co...........................      58,166
         33,124 General Electric Co........................     806,569
            820 ITT Industries, Inc........................      49,766
          3,320 Illinois Tool Works, Inc...................     215,335
                                                            -----------
                                                              1,700,289
                                                            -----------

                CONTAINERS & GLASS--0.2%
          3,820 Smurfit-Stone Container Corp...............      58,794
                                                            -----------

                COSMETICS & PERSONAL CARE--1.5%
          2,920 Avon Products, Inc.........................     157,301
          6,376 Gillette Co................................     193,575
          4,300 Kimberly-Clark Corp........................     204,121
                                                            -----------
                                                                554,997
                                                            -----------

                DOMESTIC OIL--0.7%
          8,870 Encana Corp................................     275,857
                                                            -----------

                DRUGS & HEALTH CARE--9.9%
          8,437 Abbott Laboratories........................     337,480
          1,960 Aventis S.A., (EUR)........................     106,473
          1,700 Baxter International, Inc..................      47,600
          2,611 Cardinal Health, Inc.......................     154,545
         11,872 Eli Lilly & Co.............................     753,872
          1,980 Forest Laboratories, Inc. (b)..............     194,476
          6,150 HCA, Inc...................................     255,225
          5,010 Merck & Co., Inc...........................     283,616
          2,200 Novartis AG, (CHF).........................      80,247
         44,386 Pfizer, Inc................................   1,356,879
          2,310 Pharmacia Corp.............................      96,558
            448 UnitedHealth Group, Inc....................      37,408
                                                            -----------
                                                              3,704,379
                                                            -----------

                ELECTRIC UTILITIES--0.6%
            800 Ameren Corp................................      33,256
          1,160 Dominion Resources, Inc....................      63,684
          1,320 PPL Corp...................................      45,778
          2,180 Southern Co................................      61,890
          1,400 TXU Corp...................................      26,152
                                                            -----------
                                                                230,760
                                                            -----------

                ELECTRICAL EQUIPMENT--0.2%
          2,640 Encana Corp., (CAD)........................      81,521
                                                            -----------

                ELECTRONICS--0.1%
          2,082 Agilent Technologies, Inc. (b).............      37,393
                                                            -----------

                See accompanying notes to financial statements.

                                    NEZF-91

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
     SHARES                                                      (NOTE 1A)
     ----------------------------------------------------------------------

            ENVIRONMENTAL CONTROL--0.2%
      2,497 Waste Management, Inc.............................. $    57,231
                                                                -----------

            FEDERAL AGENCIES--3.1%
     14,128 Federal Home Loan Mortgage Corp....................     834,258
      5,151 Federal National Mortgage Association..............     331,364
                                                                -----------
                                                                  1,165,622
                                                                -----------

            FINANCIAL SERVICES--2.6%
      3,348 American Express Co................................     118,352
     24,082 Citigroup, Inc.....................................     847,445
                                                                -----------
                                                                    965,797
                                                                -----------

            FOOD & BEVERAGES--4.2%
      9,025 Anheuser Busch Cos., Inc...........................     436,810
      3,200 Archer-Daniels-Midland Co..........................      39,680
     12,612 Diageo, Plc., (GBP)................................     137,018
      7,100 Kellogg Co.........................................     243,317
     13,849 PepsiCo, Inc.......................................     584,705
      4,258 Sysco Corp.........................................     126,846
                                                                -----------
                                                                  1,568,376
                                                                -----------

            FOREST PRODUCTS & PAPER--0.8%
      8,890 International Paper Co.............................     310,883
                                                                -----------

            GAS & OIL--6.4%
      5,081 Baker Hughes, Inc..................................     163,557
        800 BJ Services Co.....................................      25,848
     15,101 BP Amoco, Plc. (ADR)...............................     613,856
      1,700 ConocoPhillips.....................................      82,263
     36,970 ExxonMobil Corp....................................   1,291,732
      3,200 Schlumberger, Ltd..................................     134,688
      3,051 Unocal Corp........................................      93,299
                                                                -----------
                                                                  2,405,243
                                                                -----------

            HEALTH CARE--PRODUCTS--4.9%
      1,200 Boston Scientific Corp.............................      51,024
      3,700 Colgate Palmolive Co...............................     193,991
      1,500 Guidant Corp. (b)..................................      46,275
     14,981 Johnson & Johnson..................................     804,630
      3,100 Medtronic, Inc.....................................     141,360
      6,733 The Procter & Gamble Co............................     578,634
                                                                -----------
                                                                  1,815,914
                                                                -----------

            HOTELS & RESTAURANTS--0.5%
      6,800 McDonald's Corp....................................     109,344
      3,010 Starwood Hotels & Resorts Worldwide, Inc. (Class B)      71,457
                                                                -----------
                                                                    180,801
                                                                -----------

            HOUSEHOLD PRODUCTS--0.2%
      3,000 Newell Rubbermaid, Inc.............................      90,990
                                                                -----------

            INDUSTRIAL MACHINERY--0.6%
        900 Caterpillar, Inc...................................      41,148

                                                             VALUE
           SHARES                                          (NOTE 1A)
           ----------------------------------------------------------

                  INDUSTRIAL MACHINERY--(CONTINUED)
            4,178 Deere & Co............................. $   191,561
                                                          -----------
                                                              232,709
                                                          -----------

                  INSURANCE--5.2%
            1,537 AFLAC, Inc.............................      46,294
            4,330 Allstate Corp..........................     160,167
            5,861 American International Group, Inc......     339,059
            7,956 Hartford Financial Services Group, Inc.     361,441
            3,950 Marsh & McLennan Cos., Inc.............     182,529
            6,150 The Chubb Corp.........................     321,030
            5,593 The St. Paul Cos., Inc.................     190,442
           13,944 Travelers Property Casualty Corp. (b)..     204,280
            1,749 UnumProvident Corp.....................      30,677
            1,210 Xl Capital, Ltd........................      93,473
                                                          -----------
                                                            1,929,392
                                                          -----------

                  INVESTMENT BROKERAGE--1.4%
            4,600 Goldman Sachs Group, Inc...............     313,260
            1,700 Lehman Brothers Holdings, Inc..........      90,593
            3,158 Merrill Lynch & Co., Inc...............     119,846
                                                          -----------
                                                              523,699
                                                          -----------

                  LEISURE--0.2%
            1,590 Harley-Davidson, Inc...................      73,458
                                                          -----------

                  MEDIA--7.2%
           20,268 AOL Time Warner, Inc...................     265,511
            2,578 Clear Channel Communications, Inc. (b).      96,134
            4,162 Comcast Corp. (Class A)................      98,098
            6,982 Gannett, Inc...........................     501,308
            9,609 New York Times Co......................     439,419
            4,435 The McGraw-Hill Cos., Inc..............     268,051
            4,220 The Walt Disney Co.....................      68,828
            3,550 Tribune Co.............................     161,383
           19,151 Viacom, Inc. (Class B) (b).............     780,595
                                                          -----------
                                                            2,679,327
                                                          -----------

                  RAILROADS & EQUIPMENT--1.2%
            7,647 Canadian National Railway Co...........     317,809
            2,200 Union Pacific Corp.....................     131,714
                                                          -----------
                                                              449,523
                                                          -----------

                  RETAIL--7.3%
            2,600 CVS Corp...............................      64,922
            2,529 Family Dollar Stores, Inc. (b).........      78,930
            1,600 Kohl's Corp. (b).......................      89,520
            2,186 Lowe's Cos., Inc.......................      81,975
            2,500 May Department Stores Co...............      57,450
            6,600 Safeway, Inc. (b)......................     154,176
            9,154 Target Corp............................     274,620
           10,300 The Gap, Inc...........................     159,856
           21,830 The Home Depot, Inc....................     523,047

                See accompanying notes to financial statements.

                                    NEZF-92

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                     VALUE
   SHARES                                                          (NOTE 1A)
   --------------------------------------------------------------------------

          RETAIL--(CONTINUED)
   11,501 The Kroger Co. (b)..................................... $   177,690
   21,286 Wal-Mart Stores, Inc...................................   1,075,156
                                                                  -----------
                                                                    2,737,342
                                                                  -----------

          SEMICONDUCTORS--2.0%
   10,480 Analog Devices, Inc. (b)...............................     250,158
   21,389 Intel Corp.............................................     333,027
      900 Maxim Integrated Products, Inc.........................      29,736
    1,829 Novellus Systems, Inc..................................      51,358
    5,231 Texas Instruments, Inc.................................      78,517
                                                                  -----------
                                                                      742,796
                                                                  -----------

          SOFTWARE--6.1%
    7,602 Automatic Data Processing, Inc.........................     298,378
    8,168 First Data Corp........................................     289,229
   23,136 Microsoft Corp. (b)....................................   1,196,131
   33,274 Oracle Corp. (b).......................................     359,359
    1,670 PeopleSoft, Inc. (b)...................................      30,561
    7,067 VERITAS Software Corp. (b).............................     110,387
                                                                  -----------
                                                                    2,284,045
                                                                  -----------

          TELECOMMUNICATIONS--5.7%
    6,388 AT&T Corp..............................................     166,791
   22,680 BellSouth Corp.........................................     586,732
    7,784 BT Group, Plc., (GBP)..................................      24,430
   66,100 Cisco Systems, Inc. (b)................................     865,910
    1,888 EchoStar Communications Corp. (b)......................      42,027
    5,790 Motorola, Inc..........................................      50,083
   11,820 SBC Communications, Inc................................     320,440
    1,500 Verizon Communications, Inc............................      58,125
    1,864 Vodafone Group, Plc. (ADR).............................      33,776
                                                                  -----------
                                                                    2,148,314
                                                                  -----------

          TOBACCO--2.0%
   18,525 Philip Morris Cos., Inc................................     750,818
                                                                  -----------

          TRUCKING & FREIGHT FORWARDING--0.6%
    4,410 FedEx Corp.............................................     239,110
                                                                  -----------
          Total Common Stocks (Identified Cost $38,307,193)......  35,746,572
                                                                  -----------

PREFERRED STOCKS--0.2%
                                                                      VALUE
  SHARES                                                            (NOTE 1A)
-------------------------------------------------------------------------------

           AUTOMOBILES--0.2%
       198 Porsche AG, (EUR)...................................... $    82,227
                                                                   -----------
           Total Preferred Stocks (Identified Cost $90,738)             82,227
                                                                   -----------

   FACE
  AMOUNT
-------------------------------------------------------------------------------

SHORT TERM INVESTMENTS--9.6%

           DISCOUNT NOTES--9.6%
$3,591,000 Federal Home Loan Bank 0.750%, 01/02/03................   3,590,925
                                                                   -----------
           Total Short Term Investments (Identified Cost
            $3,590,925)...........................................   3,590,925
                                                                   -----------
           Total Investments--105.3% (Identified Cost
            $41,988,856) (a)......................................  39,419,724
           Other assets less liabilities..........................  (2,000,256)
                                                                   -----------
           TOTAL NET ASSETS--100%................................. $37,419,468
                                                                   ===========

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $43,295,802 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost........ $   592,996
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (4,469,074)
                                                                -----------
    Net unrealized depreciation................................ $(3,876,078)
                                                                ===========

(b)Non-income producing security.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
CHF--Swiss Franc
CAD--Canadian Dollar
EUR--Euro Currency
GBP--Pound Sterling

                See accompanying notes to financial statements.

                                    NEZF-93

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value.........................            $39,419,724
      Cash.........................................                  3,235
      Foreign cash at value (Identified cost $137).                    137
      Receivable for:
       Securities sold.............................                 22,482
       Fund shares sold............................                210,089
       Dividends and interest......................                 45,925
       Foreign taxes...............................                  1,868
       Due from Investment Adviser.................                  6,440
                                                               -----------
        Total Assets...............................             39,709,900
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $  153,054
       Securities purchased........................  2,096,338
       Withholding taxes...........................        158
      Accrued expenses:
       Management fees.............................     12,399
       Service and distribution fees...............      2,958
       Deferred trustees fees......................      4,476
       Other expenses..............................     21,049
                                                    ----------
        Total Liabilities..........................              2,290,432
                                                               -----------
    NET ASSETS.....................................            $37,419,468
                                                               ===========
      Net assets consist of:
       Capital paid in.............................            $47,108,427
       Undistributed net investment income.........                134,374
       Accumulated net realized gains (losses).....             (7,254,483)
       Unrealized appreciation (depreciation) on
        investments and foreign currency...........             (2,568,850)
                                                               -----------
    NET ASSETS                                                 $37,419,468
                                                               ===========
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($20,618,187 divided by 3,026,632 shares
     of beneficial interest).......................            $      6.81
                                                               ===========
    CLASS B
    Net asset value and redemption price per share
     ($12,365,418 divided by 1,818,452 shares
     of beneficial interest).......................            $      6.80
                                                               ===========
    CLASS E
    Net asset value and redemption price per share
     ($4,435,863 divided by 651,779 shares of
     beneficial interest)..........................            $      6.81
                                                               ===========
    Identified cost of investments.................            $41,988,856
                                                               ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................              $   398,830 (a)
      Interest................................                   42,614
                                                            -----------
                                                                441,444
    EXPENSES
      Management fees......................... $   216,486
      Service and distribution fees--Class B..       8,616
      Service and distribution fees--Class E..       3,832
      Trustees fees and expenses..............      11,480
      Custodian...............................     117,859
      Audit and tax services..................      21,450
      Legal...................................       4,120
      Printing................................      10,071
      Insurance...............................         490
      Miscellaneous...........................       4,276
                                               -----------
      Total expenses before reductions........     398,680
      Less expense reduction..................      (4,687)
      Less expenses assumed by the investment
       adviser................................    (126,450)     267,543
                                               -----------  -----------
    NET INVESTMENT INCOME.....................                  173,901
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (3,666,863)
      Foreign currency transactions--net......      30,691   (3,636,172)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  (2,872,362)
      Foreign currency transactions--net......       1,962   (2,870,400)
                                               -----------  -----------
    Net gain (loss)...........................               (6,506,572)
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $(6,332,671)
                                                            ===========

(a)Net of foreign taxes of $3,124.

                See accompanying notes to financial statements.

                                    NEZF-94

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2002         2001
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income............................................. $   173,901  $   118,331
  Net realized gain (loss)..........................................  (3,636,172)  (3,215,016)
  Unrealized appreciation (depreciation)............................  (2,870,400)    (288,524)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (6,332,671)  (3,385,209)
                                                                     -----------  -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (104,842)     (84,659)
    Class B.........................................................           0            0
    Class E.........................................................      (7,045)           0
                                                                     -----------  -----------
  TOTAL DISTRIBUTIONS...............................................    (111,887)     (84,659)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  18,627,405   10,284,095
                                                                     -----------  -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  12,182,847    6,814,227

NET ASSETS
  Beginning of the year.............................................  25,236,621   18,422,394
                                                                     -----------  -----------
  End of the year................................................... $37,419,468  $25,236,621
                                                                     ===========  ===========
Undistributed (Overdistributed) Net Investment Income
  End of the year................................................... $   134,374  $    69,858
                                                                     ===========  ===========

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                      YEAR ENDED               YEAR ENDED
                                                                   DECEMBER 31, 2002        DECEMBER 31, 2001
                                                               ------------------------  ----------------------
                                                                 SHARES          $         SHARES        $
                                                               ----------  ------------  ---------  -----------
CLASS A
  Sales.......................................................  1,761,072  $ 13,515,120  1,826,015  $16,392,270
  Reinvestments...............................................     12,649       104,842      9,103       84,659
  Redemptions................................................. (1,607,888)  (12,065,526)  (774,309)  (6,903,819)
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................    165,833  $  1,554,436  1,060,809  $ 9,573,110
                                                               ==========  ============  =========  ===========
CLASS B
  Sales.......................................................  1,826,392  $ 12,849,550          0  $         0
  Reinvestments...............................................          0             0          0            0
  Redemptions.................................................     (7,940)      (55,359)         0            0
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................  1,818,452  $ 12,794,191          0  $         0
                                                               ==========  ============  =========  ===========
CLASS E
  Sales.......................................................    631,578  $  4,739,277     86,421  $   721,332
  Reinvestments...............................................        849         7,045          0            0
  Redemptions.................................................    (65,847)     (467,544)    (1,222)     (10,347)
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................    566,580  $  4,278,778     85,199  $   710,985
                                                               ==========  ============  =========  ===========
  Increase (decrease) derived from capital share transactions.  2,550,865  $ 18,627,405  1,146,008  $10,284,095
                                                               ==========  ============  =========  ===========

                See accompanying notes to financial statements.

                                    NEZF-95

NEW ENGLAND ZENITH FUND

 MFS INVESTORS TRUST SERIES

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                             ----------------------------------------
                                                                                        APRIL 30, 1999(A)
                                                              YEAR ENDED DECEMBER 31,        THROUGH
                                                             -------------------------    DECEMBER 31,
                                                               2002     2001     2000         1999
                                                             -------  -------  -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $  8.57  $ 10.23  $ 10.26       $10.00
                                                             -------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................    0.05     0.05     0.04         0.02
 Net realized and unrealized gain (loss) on investments.....   (1.78)   (1.67)   (0.06)        0.26
                                                             -------  -------  -------       ------
 Total from investment operations...........................   (1.73)   (1.62)   (0.02)        0.28
                                                             -------  -------  -------       ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
 Total distributions........................................   (0.03)   (0.04)   (0.01)       (0.02)
                                                             -------  -------  -------       ------
NET ASSET VALUE, END OF PERIOD.............................. $  6.81  $  8.57  $ 10.23       $10.26
                                                             =======  =======  =======       ======
TOTAL RETURN (%)............................................   (20.2)   (15.9)    (0.2)         2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.88       --       --           --
Ratio of net investment income to average net assets (%)....    0.62     0.58     0.51         0.45 (c)
Portfolio turnover rate (%).................................      63       86       68           60 (c)
Net assets, end of period (000)............................. $20,618  $24,506  $18,422       $6,841
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.34     1.37     1.57         2.03 (c)

                                                                CLASS B               CLASS E
                                                             -------------- -----------------------
                                                             MAY 1, 2002(A)              MAY 1, 2001(A)
                                                                THROUGH      YEAR ENDED     THROUGH
                                                              DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                  2002          2002          2001
                                                             -------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  8.13        $ 8.57        $ 9.56
                                                                -------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................       0.01          0.04          0.01
 Net realized and unrealized gain (loss) on investments.....      (1.34)        (1.77)        (1.00)
                                                                -------        ------        ------
 Total from investment operations...........................      (1.33)        (1.73)        (0.99)
                                                                -------        ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................       0.00         (0.03)         0.00
                                                                -------        ------        ------
 Total distributions........................................       0.00         (0.03)         0.00
                                                                -------        ------        ------
NET ASSET VALUE, END OF PERIOD..............................    $  6.80        $ 6.81        $ 8.57
                                                                =======        ======        ======
TOTAL RETURN (%)............................................      (16.4)(b)     (20.2)        (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................       1.15 (c)      1.05          1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................       1.13 (c)      1.03            --
Ratio of net investment income to average net assets (%)....       0.55 (c)      0.55          0.26 (c)
Portfolio turnover rate (%).................................         63 (c)        63            86 (c)
Net assets, end of period (000).............................    $12,365        $4,436        $  730
The Ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       1.59 (c)      1.49          1.52 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                    NEZF-96

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  4/30/99

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
   $30 MILLION

    PORTFOLIO
     MANAGER
  COMMITTEE OF
   MFS EQUITY
    RESEARCH
    ANALYSIS
  MASSACHUSETTS
    FINANCIAL
    SERVICES
     COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the MFS Research Managers Series Class A shares returned -24.1% compared to its benchmark, the Standard & Poor's 500 Stock Index(R)/10/, which returned -22.1%. The average return of the Portfolio's peer group, the Lipper Variable Insurance Products Large Core Fund/5/ category, was -23.5% for the same period.

PORTFOLIO ACTIVITY
All of the sectors in the S&P 500 posted negative returns for 2002. This was the first time all sectors were down since Standard & Poor's started collecting sector data in 1981. Deteriorating economic conditions, corporate accounting scandals, and the possibility of war with Iraq contributed to the market's decline. Technology, telecommunications, and utilities stocks were particularly hard hit; each was down more than 30% for the year.

Fortunately, we owned few utilities and, relative to the S&P 500, were underweighted in technology and telecommunications. Utilities were weak because of overcapacity and lower revenues that were the result of higher costs, fallout from the Enron scandals, and weak balance sheets. Technology stocks suffered primarily from a lack of corporate spending. Telecommunications companies performed poorly in the face of fierce competition for customers.

Relative to our benchmark, the portfolio was overweighted in financials, especially property and casualty insurance companies and those holdings helped performance. For the past 12 months, property and casualty insurers were able to increase premiums. As a group, many firms in the sector were up modestly at a time when the rest of the market was down. Within banking, Bank of America, with its strong consumer base and limited exposure to Latin American debt, was a standout for the Series because of the strong performance of its consumer business lines. Although financials did well for us as a group, there were a few individual firms that did not perform well at all. FleetBoston was hurt by its exposure to turbulent markets in Brazil and Argentina. Capital One, a credit card company, was forced by regulators to increase its bad loan and capital reserves because the company had aggressively pursued consumers with weak credit histories.

Other stocks that performed particularly poorly for the portfolio were Tyco, Bristol-Myers Squibb, and AmDocs. Mismanagement and accounting scandal rocked Tyco. Bristol-Myers' stock declined as many of its drugs came off patent protection. Amdocs Ltd., a software firm that supports the telecommunications industry, was hurt when accounting scandals at its two biggest clients, WorldCom and Qwest, hit those firms.

PORTFOLIO OUTLOOK
After a difficult year in the market, we're finding many stocks whose prices are well below what we think they're worth. In particular, we are interested in larger, well-known names in established markets. We feel that some of these well-run companies were unfairly punished by market declines in 2002. We'll be looking closely at companies where we see relatively stable earnings and a broad business mix. We think that business mix is important; if one division of a company falters, other more successful business units may be able to make up the lost earnings.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                % OF TOTAL
                      SECURITY                  NET ASSETS
                      ------------------------------------
                      PFIZER, INC..............    4.5%
                      WAL-MART STORES, INC.....    3.5
                      CITIGROUP, INC...........    3.3
                      JOHNSON & JOHNSON........    3.2
                      BELLSOUTH CORP...........    3.0
                      EXXONMOBIL CORP..........    2.7
                      ELI LILLY & CO...........    2.7
                      PEPSICO, INC.............    2.6
                      BANK OF AMERICA..........    2.4
                      PHILLIP MORRIS COS., INC.    2.0

                       A $10,000 INVESTMENT COMPARED TO
                               THE S&P 500 INDEX


                                    [CHART]

        MFS Research Managers   S&P 500 Index
        ---------------------   -------------
 4/99         $10,000               $10,000
12/99          11,981                11,100
12/00          11,544                10,090
12/01           9,125                 8,892
12/02           6,924                 6,928


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                   MFS RESEARCH MANAGERS S&P 500
                                   CLASS A   CLASS E(A)   INDEX
                   1 Year           -24.1%     -24.2%     -22.1%
                   Since Inception  - 9.5      -22.8      - 9.5

--------------------------------------------------------------------------------

 (a) Commenced Operations May 1, 2001.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                    NEZF-97

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--95.2% OF TOTAL NET ASSETS


                                                            VALUE
           SHARES                                         (NOTE 1A)
           ---------------------------------------------------------

                  ADVERTISING--0.3%
            2,300 Lamar Advertising Co.................. $    77,395
                                                         -----------

                  AEROSPACE & DEFENSE--1.1%
            5,800 Lockheed Martin Corp..................     334,950
                                                         -----------

                  ALUMINUM--0.8%
           10,010 Alcoa, Inc............................     228,028
                                                         -----------

                  BANKS--8.3%
           10,220 Bank of America Corp..................     711,005
            6,100 Banknorth Group, Inc..................     137,860
            5,015 Charter One Financial, Inc............     144,081
           14,490 FleetBoston Financial Corp............     352,107
           15,100 Mellon Financial Corp.................     394,261
            6,980 SouthTrust Corp.......................     173,453
            6,800 Sun Trust Banks, Inc..................     387,056
            4,100 Wachovia Corp.........................     149,404
                                                         -----------
                                                           2,449,227
                                                         -----------

                  BIOTECHNOLOGY--0.9%
            8,600 Genzyme Corp. (b).....................     254,302
                                                         -----------

                  BUSINESS SERVICES--1.0%
            9,800 Accenture, Ltd........................     176,302
            4,600 Willis Group Holdings, Ltd............     131,882
                                                         -----------
                                                             308,184
                                                         -----------

                  CHEMICALS--1.4%
            1,400 Air Products & Chemicals, Inc.........      59,850
            2,220 Praxair, Inc..........................     128,249
            3,755 Syngenta AG, (CHF)....................     217,329
                                                         -----------
                                                             405,428
                                                         -----------

                  COMMUNICATION SERVICES--0.2%
            2,000 Clear Channel Communications, Inc. (b)      74,580
                                                         -----------

                  COMMUNICATIONS--0.2%
            2,021 Global SantaFe Corp...................      49,151
                                                         -----------

                  COMPUTERS & BUSINESS EQUIPMENT--0.7%
            1,600 Dell Computer Corp. (b)...............      42,784
            7,600 SunGard Data Systems, Inc. (b)........     179,056
                                                         -----------
                                                             221,840
                                                         -----------

                  CONGLOMERATES--3.0%
            3,190 3M Co.................................     393,327
            5,900 Illinois Tool Works, Inc..............     382,674
            3,100 SPX Corp. (b).........................     116,095
                                                         -----------
                                                             892,096
                                                         -----------

                  CONTAINERS & GLASS--1.0%
           20,200 Smurfit-Stone Container Corp..........     310,898
                                                         -----------

                                                             VALUE
          SHARES                                           (NOTE 1A)
          -----------------------------------------------------------

                 COSMETICS & PERSONAL CARE--1.6%
           3,900 Avon Products, Inc...................... $   210,093
           3,000 Gillette Co.............................      91,080
           3,800 Kimberly-Clark Corp.....................     180,386
                                                          -----------
                                                              481,559
                                                          -----------

                 DRUGS & HEALTH CARE--11.6%
           8,900 Abbott Laboratories.....................     356,000
          12,400 Eli Lilly & Co..........................     787,400
           3,400 Forest Laboratories, Inc. (b)...........     333,948
          21,000 HealthSouth Corp........................      88,200
           5,800 Laboratory Corp. of America Holdings (b)     134,792
           2,000 Lincare Holdings, Inc. (b)..............      63,240
          43,415 Pfizer, Inc.............................   1,327,197
          15,100 Schering-Plough Corp....................     335,220
                                                          -----------
                                                            3,425,997
                                                          -----------

                 ELECTRIC UTILITIES--0.8%
           2,340 PPL Corp................................      81,151
           2,300 Public Service Enterprise Group, Inc....      73,830
           4,100 TXU Corp................................      76,588
                                                          -----------
                                                              231,569
                                                          -----------

                 ELECTRICAL EQUIPMENT--1.0%
           9,400 Encana Corp., (CAD).....................     290,265
                                                          -----------

                 FEDERAL AGENCIES--3.5%
           9,090 Federal Home Loan Mortgage Corp.........     536,765
           7,710 Federal National Mortgage Association...     495,984
                                                          -----------
                                                            1,032,749
                                                          -----------

                 FINANCIAL SERVICES--3.3%
          27,728 Citigroup, Inc..........................     975,748
                                                          -----------

                 FOOD & BEVERAGES--5.3%
           8,400 Anheuser Busch Cos., Inc................     406,560
          18,823 Diageo, Plc., (GBP).....................     204,495
           5,200 Kellogg Co..............................     178,204
          18,500 PepsiCo, Inc............................     781,070
                                                          -----------
                                                            1,570,329
                                                          -----------

                 FOREST PRODUCTS & PAPER--1.4%
           1,800 Bowater, Inc............................      75,510
           9,700 International Paper Co..................     339,209
                                                          -----------
                                                              414,719
                                                          -----------

                 GAS & OIL--6.2%
          82,776 BP Amoco, Plc., (GBP)...................     568,883
           4,800 ConocoPhillips..........................     232,272
           1,700 Devon Energy Corp.......................      78,030
          23,008 ExxonMobil Corp.........................     803,900
           3,500 Schlumberger, Ltd.......................     147,315
                                                          -----------
                                                            1,830,400
                                                          -----------

                See accompanying notes to financial statements.

                                    NEZF-98

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
     SHARES                                                      (NOTE 1A)
     ----------------------------------------------------------------------

            GAS & PIPELINE UTILITIES--0.5%
      4,060 Equitable Resources, Inc........................... $   142,262
                                                                -----------

            HEALTH CARE--PRODUCTS--5.1%
     17,500 Johnson & Johnson..................................     939,925
      6,500 The Procter & Gamble Co............................     558,610
                                                                -----------
                                                                  1,498,535
                                                                -----------

            HOTELS & RESTAURANTS--1.4%
      2,500 CEC Entertainment, Inc. (b)........................      76,750
      6,500 Hilton Hotels Corp.................................      82,615
      6,600 Starwood Hotels & Resorts Worldwide, Inc. (Class B)     156,684
      4,000 Yum! Brands, Inc. (b)..............................      96,880
                                                                -----------
                                                                    412,929
                                                                -----------

            INDUSTRIAL MACHINERY--0.3%
      1,900 Deere & Co.........................................      87,115
                                                                -----------

            INSURANCE--6.3%
     13,900 ACE, Ltd...........................................     407,826
      5,700 Allstate Corp......................................     210,843
      5,520 Hartford Financial Services Group, Inc.............     250,774
      4,300 The Chubb Corp.....................................     224,460
      6,750 The St. Paul Cos., Inc.............................     229,837
      8,541 Travelers Property Casualty Corp. (b)..............     125,126
      9,845 Travelers Property Casualty Corp. (Class B) (b)....     144,229
      3,300 Xl Capital, Ltd....................................     254,925
                                                                -----------
                                                                  1,848,020
                                                                -----------

            INVESTMENT BROKERAGE--2.1%
      4,500 Goldman Sachs Group, Inc...........................     306,450
      8,200 Merrill Lynch & Co., Inc...........................     311,190
                                                                -----------
                                                                    617,640
                                                                -----------

            MEDIA--3.2%
     22,600 AOL Time Warner, Inc...............................     296,060
      1,500 New York Times Co..................................      68,595
     14,634 Viacom, Inc. (Class B) (b).........................     596,482
                                                                -----------
                                                                    961,137
                                                                -----------

            MINING--0.2%
      5,400 Billiton, Plc., (GBP)..............................      28,833
      1,500 Rio Tinto, Ltd., (GBP).............................      29,937
                                                                -----------
                                                                     58,770
                                                                -----------

            PUBLISHING--0.1%
        400 Gannett, Inc.......................................      28,720
                                                                -----------

            RETAIL--7.9%
      2,000 Kohl's Corp. (b)...................................     111,900
      5,400 Safeway, Inc. (b)..................................     126,144
     13,900 Target Corp........................................     417,000

                                                                   VALUE
      SHARES                                                     (NOTE 1A)
    ------------------------------------------------------------------------

               RETAIL--(CONTINUED)
        18,500 The Home Depot, Inc............................. $   443,260
         5,200 The Kroger Co. (b)..............................      80,340
        20,300 Wal-Mart Stores, Inc............................   1,025,353
         4,400 Walgreen Co.....................................     128,436
                                                                -----------
                                                                  2,332,433
                                                                -----------

               SEMICONDUCTORS--1.1%
        10,050 Analog Devices, Inc. (b)........................     239,894
         3,100 Novellus Systems, Inc...........................      87,048
                                                                -----------
                                                                    326,942
                                                                -----------

               SOFTWARE--4.9%
         9,000 Automatic Data Processing, Inc..................     353,250
        10,200 Microsoft Corp. (b).............................     527,340
         1,900 Networks Associates, Inc. (b)...................      30,571
        36,470 Oracle Corp. (b)................................     393,876
         9,000 VERITAS Software Corp. (b)......................     140,580
                                                                -----------
                                                                  1,445,617
                                                                -----------

               TELECOMMUNICATIONS--6.5%
         5,780 AT&T Corp.......................................     150,916
        34,800 BellSouth Corp..................................     900,276
        44,100 Cisco Systems, Inc. (b).........................     577,710
        12,800 EchoStar Communications Corp. (b)...............     284,928
                                                                -----------
                                                                  1,913,830
                                                                -----------

               TOBACCO--2.0%
        14,800 Philip Morris Cos., Inc.........................     599,844
                                                                -----------
               Total Common Stocks (Identified Cost
                $30,857,142)...................................  28,133,208
                                                                -----------

    SHORT TERM INVESTMENT--5.1%
       FACE
      AMOUNT
    ------------------------------------------------------------------------

               DISCOUNT NOTES--5.1%
    $1,501,000 Federal Home Loan Bank 0.750%, 01/02/03.........   1,500,969
                                                                -----------
               Total Short Term Investments (Identified Cost
                $1,500,969)....................................   1,500,969
                                                                -----------
               Total Investments--100.3% (Identified Cost
                $32,358,111) (a)...............................  29,634,177
               Other assets less liabilities...................     (84,266)
                                                                -----------
               TOTAL NET ASSETS--100%.......................... $29,549,911
                                                                ===========


                See accompanying notes to financial statements.

                                    NEZF-99

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002



(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $32,939,217 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost........ $   728,941
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (4,033,981)
                                                                -----------
    Net unrealized depreciation................................ $(3,305,040)
                                                                ===========

(b)Non-income producing security.

Key to Abbreviations:

CAD--Canadian Dollar
CHF--Swiss Franc
GBP--Pound Sterling

                See accompanying notes to financial statements.

                                   NEZF-100

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

     ASSETS
       Investments at value.........................          $ 29,634,177
       Cash.........................................                 4,565
       Foreign cash at value (Identified cost $651).                   655
       Receivable for:
        Securities sold.............................               177,113
        Fund shares sold............................               303,748
        Dividends and interest......................                43,247
        Foreign taxes...............................                 2,991
        Due from Investment Adviser.................                12,528
                                                              ------------
         Total Assets...............................            30,179,024
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $175,851
        Securities purchased........................  416,429
       Accrued expenses:
        Management fees.............................   10,075
        Service and distribution fees...............      248
        Deferred trustees fees......................    4,352
        Other expenses..............................   22,158
                                                     --------
         Total Liabilities..........................               629,113
                                                              ------------
     NET ASSETS.....................................          $ 29,549,911
                                                              ============
       Net assets consist of:
        Capital paid in.............................          $ 55,526,993
        Undistributed net investment income.........               192,169
        Accumulated net realized gains (losses).....           (23,445,795)
        Unrealized appreciation (depreciation) on
         investments and foreign currency...........            (2,723,456)
                                                              ------------
     NET ASSETS.....................................          $ 29,549,911
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($27,482,573 divided by 4,014,344 shares of
      beneficial interest)..........................          $       6.85
                                                              ============
     CLASS E
     Net asset value and redemption price per share
      ($2,067,338 divided by 303,276 shares of
      beneficial interest)..........................          $       6.82
                                                              ============
     Identified cost of investments.................          $ 32,358,111
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................              $    472,454 (a)
      Interest................................                    26,381
                                                            ------------
                                                                 498,835
    EXPENSES
      Management fees......................... $   264,416
      Service and distribution fees--Class E..       1,843
      Trustees fees and expenses..............      11,587
      Custodian...............................      94,536
      Audit and tax services..................      21,450
      Legal...................................         629
      Printing................................       4,861
      Insurance...............................         812
      Miscellaneous...........................       4,524
                                               -----------
      Total expenses before reductions........     404,658
      Less expense reductions.................     (23,987)
      Less expenses assumed by the investment
       adviser................................     (85,515)      295,156
                                               -----------  ------------
    NET INVESTMENT INCOME.....................                   203,679
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (9,531,164)
      Foreign currency transactions--net......      52,633    (9,478,531)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................    (858,574)
      Foreign currency transactions--net......         363      (858,211)
                                               -----------  ------------
    Net gain (loss)...........................               (10,336,742)
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $(10,133,063)
                                                            ============

(a)Net of foreign taxes of $4,205.

                See accompanying notes to financial statements.

                                   NEZF-101

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    203,679  $     67,162
  Net realized gain (loss)..........................................   (9,478,531)  (13,497,386)
  Unrealized appreciation (depreciation)............................     (858,211)    1,491,671
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (10,133,063)  (11,938,553)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................      (59,155)       (4,898)
    Class E.........................................................       (1,315)            0
                                                                     ------------  ------------
                                                                          (60,470)       (4,898)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0      (450,593)
    Class E.........................................................            0             0
                                                                     ------------  ------------
                                                                                0      (450,593)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................      (60,470)     (455,491)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (2,824,802)    1,051,961
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (13,018,335)  (11,342,083)

NET ASSETS
  Beginning of the year.............................................   42,568,246    53,910,329
                                                                     ------------  ------------
  End of the year................................................... $ 29,549,911  $ 42,568,246
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $    192,169  $     51,612
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class E. Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2002         DECEMBER 31, 2001
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,871,022  $ 14,400,470   2,430,761  $ 24,234,645
  Reinvestments...............................................      6,602        59,155      44,525       455,491
  Redemptions................................................. (2,531,503)  (19,328,287) (2,477,652)  (24,008,171)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (653,879) $ (4,868,662)     (2,366) $    681,965
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    295,833  $  2,296,885      42,533  $    376,060
  Reinvestments...............................................        147         1,315           0             0
  Redemptions.................................................    (34,533)     (254,340)       (704)       (6,064)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    261,447  $  2,043,860      41,829  $    369,996
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.   (392,432) $ (2,824,802)     39,463  $  1,051,961
                                                               ==========  ============  ==========  ============


                See accompanying notes to financial statements.

                                   NEZF-102

NEW ENGLAND ZENITH FUND

 MFS RESEARCH MANAGERS SERIES

FINANCIAL HIGHLIGHTS



                                                           CLASS A                              CLASS E
                                         ----------------------------------------     -----------------------
                                                                    APRIL 30, 1999(A)              MAY 1, 2001(A)
                                          YEAR ENDED DECEMBER 31,        THROUGH       YEAR ENDED     THROUGH
                                         -------------------------    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                           2002     2001     2000         1999            2002          2001
                                         -------  -------  -------  ----------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  9.04  $ 11.54  $ 11.98       $10.00          $ 9.01        $10.52
                                         -------  -------  -------       ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................    0.05     0.01     0.02         0.00            0.03          0.02
 Net realized and unrealized gain
   (loss) on investments................   (2.23)   (2.42)   (0.45)        1.98           (2.21)        (1.53)
                                         -------  -------  -------       ------          ------        ------
 Total from investment operations.......   (2.18)   (2.41)   (0.43)        1.98           (2.18)        (1.51)
                                         -------  -------  -------       ------          ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................   (0.01)    0.00    (0.01)        0.00           (0.01)         0.00
 Distributions from net realized gains..    0.00    (0.09)    0.00         0.00            0.00          0.00
                                         -------  -------  -------       ------          ------        ------
 Total distributions....................   (0.01)   (0.09)   (0.01)        0.00           (0.01)         0.00
                                         -------  -------  -------       ------          ------        ------
NET ASSET VALUE, END OF PERIOD.......... $  6.85  $  9.04  $ 11.54       $11.98          $ 6.82        $ 9.01
                                         =======  =======  =======       ======          ======        ======
TOTAL RETURN (%)........................   (24.1)   (21.0)    (3.6)        19.8 (b)       (24.2)        (14.4)(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................    0.90     0.90     0.90         0.90 (c)        1.05          1.05 (c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%)(d).................................    0.83     0.90     0.90           --            0.98          1.05 (c)
Ratio of net investment income to
 average net assets (%).................    0.58     0.14     0.09        (0.06)(c)        0.57          0.08 (c)
Portfolio turnover rate (%).............     112       98       83           84 (c)         112            98 (c)
Net assets, end of period (000)......... $27,483  $42,191  $53,910       $6,872          $2,067        $  377
The Ratios of operating expenses to
 average net assets without giving
 effect to the contractual expense
 agreement would have been (%)..........    1.14     1.06     1.25         2.03 (c)        1.29          1.21 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                   NEZF-103

NEW ENGLAND ZENITH FUND

 ZENITH EQUITY SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  8/26/83

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $889 MILLION

 SERIES ADVISER
METLIFE ADVISERS,
       LLC

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Zenith Equity Series returned -22.0%. This return includes the Series' performance both before and after the change in the subadviser and structure of the Series. The Series' benchmark, the Standard & Poor's 500 Stock Index,(R)/10/ returned -22.1% for the same time period. The average return of the Series' peer group, the Lipper Variable Insurance Products Multi-Cap Value Fund/5 /category, was -19.0% for the year ended December 31, 2002.
PORTFOLIO ACTIVITY
Prior to May 1, 2002, this Series was known as the Capital Growth Series and was managed by Capital Growth Management, L.P. Beginning on May 1, 2002, the Series became a "fund of funds" that invests exclusively in other series of the New England Zenith Fund. Currently, MetLife Advisers invests the assets of Zenith Equity Series equally among the Capital Guardian U.S. Equity Series, the FI Structured Equity Series, and Jennison Growth Series (the Underlying Series).

For information on the Underlying Series, please see sections of this report pertaining to each of the Underlying Series.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                                  % OF TOTAL
SECURITY                                                          NET ASSETS
----------------------------------------------------------------------------
NEW ENGLAND ZENITH FUND, CAPITAL GUARDIAN U.S. EQUITY SERIES.....    34.7%
NEW ENGLAND ZENITH FUND, FI STRUCTURED EQUITY SERIES.............    33.4
NEW ENGLAND ZENITH FUND, JENNISON GROWTH SERIES..................    31.9

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

        Zenith Equity Series    S&P 500
        --------------------    -------
12/92       $10,000             $10,000
12/93        11,497              11,006
12/94        10,685              11,150
12/95        14,750              15,336
12/96        17,857              18,854
12/97        22,049              25,143
12/98        29,562              32,327
12/99        34,201              39,129
12/00        32,607              35,570
12/01        27,250              31,345
12/02        21,271              24,421

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                S&P 500
                                  ZENITH EQUITY  INDEX
                         1 Year       -22.0%     -22.1%
                         5 Years      - 0.7      - 0.6
                         10 Years       7.8        9.3

--------------------------------------------------------------------------------

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                   NEZF-104

NEW ENGLAND ZENITH FUND

 ZENITH EQUITY SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS

                                                                  VALUE
      SHARES                                                    (NOTE 1A)
    -----------------------------------------------------------------------

               MUTUAL FUNDS--100.0%
    39,104,669 New England Zenith Fund, Capital Guardian U.S.
                Equity Series................................ $308,926,888
     2,374,664 New England Zenith Fund, FI Structured Equity
                Series.......................................  296,595,529
    36,742,384 New England Zenith Fund, Jennison Growth
                Series.......................................  283,283,781
                                                              ------------
               Total Investments--100.0%
                (Identified Cost $1,108,218,652) (a).........  888,806,198
               Other assets less liabilities.................      (94,281)
                                                              ------------

               TOTAL NET ASSETS--100%........................ $888,711,917
                                                              ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized depreciation on investments based on cost of $1,114,809,426 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost........ $           0
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (226,003,228)
                                                               -------------
   Net unrealized depreciation................................ $(226,003,228)
                                                               =============

                See accompanying notes to financial statements.

                                   NEZF-105

NEW ENGLAND ZENITH FUND

 ZENITH EQUITY SERIES



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value........................          $  888,806,198
      Receivable for:
       Securities sold............................                  81,193
       Fund shares sold...........................                 522,870
                                                            --------------
        Total Assets..............................             889,410,261
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $604,063
      Accrued expenses:
       Deferred trustees fees.....................   88,757
       Other expenses.............................    5,524
                                                   --------
        Total Liabilities.........................                 698,344
                                                            --------------
    NET ASSETS....................................          $  888,711,917
                                                            ==============
      Net assets consist of:
       Capital paid in............................          $1,255,568,514
       Undistributed net investment income........               2,502,253
       Accumulated net realized gains (losses)....            (149,946,396)
       Unrealized appreciation (depreciation) on
        investments...............................            (219,412,454)
                                                            --------------
    NET ASSETS....................................          $  888,711,917
                                                            ==============
    Computation of offering price:
    Net asset value and redemption price per share
     (888,711,917 divided by 3,372,210 shares
     of beneficial interest)......................          $       263.54
                                                            ==============
    Identified cost of investments................          $1,108,218,652
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................               $   3,982,841
      Interest................................                   1,283,767
                                                             -------------
                                                                 5,266,608
    EXPENSES
      Management fees......................... $  2,675,372
      Trustees fees and expenses..............       10,196
      Custodian...............................       75,477
      Audit and tax services..................        9,950
      Legal...................................       37,266
      Printing................................       39,273
      Insurance...............................       25,426
      Miscellaneous...........................        6,403
                                               ------------
      Total expenses before reductions........    2,879,363
      Expense reductions......................     (140,533)     2,738,830
                                               ------------  -------------
    NET INVESTMENT INCOME.....................                   2,527,778
                                                             -------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................   91,330,552
      Futures--net............................  (53,589,263)    37,741,289
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................                (310,659,129)
                                                             -------------
    Net gain (loss)...........................                (272,917,840)
                                                             -------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $(270,390,062)
                                                             =============


                See accompanying notes to financial statements.

                                   NEZF-106

NEW ENGLAND ZENITH FUND

 ZENITH EQUITY SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2002            2001
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $    2,527,778  $    4,603,847
  Net realized gain (loss)..........................................     37,741,289    (161,530,436)
  Unrealized appreciation (depreciation)............................   (310,659,129)   (130,362,048)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (270,390,062)   (287,288,637)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income............................................     (3,939,351)    (22,989,363)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................     (3,939,351)    (22,989,363)
                                                                     --------------  --------------
  FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares.....................................    172,744,826     208,157,118
   Reinvestment of distributions....................................      3,939,351      22,989,363
   Cost of shares redeemed..........................................   (324,000,685)   (354,794,022)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (147,316,508)   (123,647,541)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   (421,645,921)   (433,925,541)

NET ASSETS
  Beginning of the year.............................................  1,310,357,838   1,744,283,379
                                                                     --------------  --------------
  End of the year................................................... $  888,711,917  $1,310,357,838
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $    2,502,253  $    3,921,701
                                                                     ==============  ==============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares....................................        581,549         611,222
  Issued in reinvestment of distributions...........................         11,459          64,934
  Redeemed..........................................................     (1,088,164)     (1,043,665)
                                                                     --------------  --------------
  Net Change........................................................       (495,156)       (367,509)
                                                                     ==============  ==============

                See accompanying notes to financial statements.

                                   NEZF-107

NEW ENGLAND ZENITH FUND

 ZENITH EQUITY SERIES

FINANCIAL HIGHLIGHTS



                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------------
                                                                                     2002       2001        2000        1999
                                                                                   --------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF YEAR................................................ $ 338.82  $   411.89  $   434.74  $   468.03
                                                                                   --------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.79        1.37        5.85        3.35
  Net realized and unrealized gain (loss) on investments..........................   (75.01)     (68.85)     (26.21)      68.25
                                                                                   --------  ----------  ----------  ----------
  Total from investment operations................................................   (74.22)     (67.48)     (20.36)      71.60
                                                                                   --------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (1.06)      (5.59)      (0.13)      (3.33)
  Distributions from net realized capital gains...................................     0.00        0.00       (2.36)    (101.18)
  Distributions in excess of net realized capital gains...........................     0.00        0.00        0.00       (0.38)
                                                                                   --------  ----------  ----------  ----------
  Total distributions.............................................................    (1.06)      (5.59)      (2.49)    (104.89)
                                                                                   --------  ----------  ----------  ----------
NET ASSET VALUE, END OF YEAR...................................................... $ 263.54  $   338.82  $   411.89  $   434.74
                                                                                   ========  ==========  ==========  ==========
TOTAL RETURN (%)..................................................................    (22.0)      (16.4)       (4.7)       15.7
Ratio of operating expenses to average net assets before expense reductions (%)...     0.26        0.69        0.66        0.66
Ratio of operating expenses to average net assets after expense reductions (%) (a)     0.25        0.68        0.65          --
Ratio of net investment income to average net assets (%)..........................     0.23        0.33        1.34        0.67
Portfolio turnover rate (%).......................................................      302         245         272         206
Net assets, end of year (000)..................................................... $888,712  $1,310,358  $1,744,283  $2,064,016


                                                                                      1998
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF YEAR................................................ $   399.60
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       5.29
  Net realized and unrealized gain (loss) on investments..........................     130.40
                                                                                   ----------
  Total from investment operations................................................     135.69
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (5.31)
  Distributions from net realized capital gains...................................     (61.73)
  Distributions in excess of net realized capital gains...........................      (0.22)
                                                                                   ----------
  Total distributions.............................................................     (67.26)
                                                                                   ----------
NET ASSET VALUE, END OF YEAR...................................................... $   468.03
                                                                                   ==========
TOTAL RETURN (%)..................................................................       34.1
Ratio of operating expenses to average net assets before expense reductions (%)...       0.66
Ratio of operating expenses to average net assets after expense reductions (%) (a)         --
Ratio of net investment income to average net assets (%)..........................       1.18
Portfolio turnover rate (%).......................................................        204
Net assets, end of year (000)..................................................... $1,895,748

(a)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                   NEZF-108

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE  5/1/02

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
   $6 MILLION

    PORTFOLIO
     MANAGER
PETER SAPERSTONE
    FIDELITY
  MANAGEMENT &
RESEARCH COMPANY


PERFORMANCE AT-A-GLANCE
From its inception on May 1, 2002 to December 31, 2002, the FI Mid Cap Opportunities Series Class A shares returned -18.1% compared to its benchmark, the Standard and Poor's 400 MidCap Index(R)/11/ return of -19.5%. Over the same time period, the Lipper Mid Cap Core Index/5/ returned -19.0%.

PORTFOLIO ACTIVITY
In the fourth quarter of 2002, most major U.S. equity indexes offered welcome relief from a year of poor stock performance. After hitting a five-year low in the beginning of October, the market rallied to turn in the best quarterly performance of the year. While most segments of the market were up, investors--compelled in part by lower valuations--generally favored growth investments during the fourth quarter, which helped drive groups such as technology and telecommunications, and, in turn, the growth-stock-dominated Nasdaq. However, the economic landscape remained uncertain with holiday sales--a general indication of consumer health--mediocre. Also weighing on the market was the uncertain geopolitical environment, as the threat of another war with Iraq still loomed.

Against this backdrop, the FI Midcap Opportunities Series outperformed both the S&P MidCap 400 Index and the Lipper Mid Cap Core Funds Index. Relative to the S&P MidCap 400 Index, the fund was helped by security selection in telecommunications, as the top holding in the Series, Citizens Communications, gained more than 50%. Additionally, the Series benefited from strong security selection in materials, particularly among coal, aluminum and gold companies. Conversely, security selection in technology dampened performance. The Series also was hurt by overweighting health care stocks, which came under pressure for a variety of reasons including weak product pipelines and allegations of fraud.

PORTFOLIO OUTLOOK
The Series will continue to invest in mid capitalization companies and to emphasis fundamental bottom-up research. The Series will maintain the ability to invest in both growth and value names. Potential investments for the Series include: companies with the potential for earnings growth that is not yet recognized in the price multiple, companies with strong balance sheets, companies with a solid competitive position and healthy cash flow generation, and turnaround situations or restructuring stories.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2002

                                                     % OF TOTAL
                 SECURITY                            NET ASSETS
                 ----------------------------------------------
                 CITIZENS COMMUNICATIONS CO.........    5.5%
                 ARAMARK CORP.......................    3.0
                 NEWMONT MINING CORP................    2.6
                 FIRSTENERGY CORP...................    2.6
                 ADVANCEPCS.........................    2.4
                 BIG LOTS, INC......................    2.0
                 WEIGHT WATCHERS INTERNATIONAL, INC.    1.9
                 ST. JUDE MEDICAL, INC..............    1.8
                 ACE, LTD...........................    1.7
                 ENSCO INTERNATIONAL, INC...........    1.7

                       A $10,000 INVESTMENT COMPARED TO
                           THE S&P MIDCAP 400 INDEX

                                    [CHART]

              FI Mid Cap Opport.           S&P MidCap
             --------------------         ------------
 5/1/02             $10,000                 $10,000
12/2/02               8,190                   8,048




--------------------------------------------------------------------------------
                                 TOTAL RETURNS
--------------------------------------------------------------------------------

                                       FI MIDCAP              S&P
                                     OPPORTUNITIES           MIDCAP
                            CLASS A(A) CLASS B(A) CLASS E(A) INDEX
            Since Inception   -18.1%     -18.2%     -18.1%   -19.5%

--------------------------------------------------------------------------------
(a)Commencement of operations May 1, 2002. Returns not annualized.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.



                See footnotes to Portfolio Manager Commentary.

                                   NEZF-109

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--89.8% OF TOTAL NET ASSETS


                                                               VALUE
         SHARES                                              (NOTE 1A)
         --------------------------------------------------------------

                AEROSPACE & DEFENSE--0.7%
         1,990  Empresa Brasileira de Aeronautica S.A. (ADR) $   31,641
           500  Goodrich Corp...............................      9,160
                                                             ----------
                                                                 40,801
                                                             ----------

                AIRLINES--1.1%
         3,100  Delta Air Lines, Inc........................     37,510
         2,300  Frontier Airlines, Inc. (b).................     15,548
           200  Jetblue Airways Corp........................      5,400
           700  Northwest Airlines Corp.....................      5,138
                                                             ----------
                                                                 63,596
                                                             ----------

                APPAREL & TEXTILES--1.8%
         2,410  Reebok International, Ltd. (b)..............     70,854
         4,650  Tommy Hilfiger Corp.........................     32,317
                                                             ----------
                                                                103,171
                                                             ----------

                AUTOMOBILES--0.0%
           130  General Motors Corp.........................      1,391
                                                             ----------

                BANKS--2.7%
           710  Bank Hawaii Corp............................     21,577
           120  Banknorth Group, Inc........................      2,712
         1,540  Investors Financial Services Corp...........     42,181
           540  M&T Bank Corp...............................     42,849
         3,350  Sovereign Bancorp, Inc......................     47,067
                                                             ----------
                                                                156,386
                                                             ----------

                BIOTECHNOLOGY--0.8%
         1,470  IDEC Pharmaceuticals Corp. (b)..............     48,760
                                                             ----------

                BROADCASTING--1.5%
         1,220  Fox Entertainment Group, Inc................     31,635
           460  Radio One, Inc. (b).........................      6,725
         3,590  Radio One, Inc. (Class D) (b)...............     51,804
                                                             ----------
                                                                 90,164
                                                             ----------

                BUILDING & CONSTRUCTION--0.6%
         1,360  York International Corp.....................     34,775
                                                             ----------

                BUSINESS SERVICES--6.1%
         7,350  Aramark Corp................................    172,725
         1,300  H&R Block, Inc..............................     52,260
         1,190  John H. Harland Co..........................     26,335
         3,610  McKesson Corp...............................     97,578
         1,000  Moore Corp., Ltd............................      9,100
                                                             ----------
                                                                357,998
                                                             ----------

                                                            VALUE
            SHARES                                        (NOTE 1A)
            --------------------------------------------------------

                   CHEMICALS--1.0%
            2,550  Lyondell Chemical Co.................. $   32,232
            1,760  Olin Corp.............................     27,368
                                                          ----------
                                                              59,600
                                                          ----------

                   COAL--1.8%
            7,470  Massey Energy Corp....................     72,609
            1,010  Peabody Energy Corp...................     29,522
                                                          ----------
                                                             102,131
                                                          ----------

                   COMMUNICATIONS--0.5%
            1,200  Global SantaFe Corp...................     29,184
                                                          ----------

                   COMPUTERS & BUSINESS EQUIPMENT--1.6%
            5,780  Ceridian Corp.........................     83,348
              800  Polycom, Inc. (b).....................      7,616
                                                          ----------
                                                              90,964
                                                          ----------

                   CONSTRUCTION MATERIALS--0.2%
              200  American Standard Cos., Inc. (b)......     14,228
                                                          ----------

                   DRUGS & HEALTH CARE--7.7%
            6,390  AdvancePCS............................    141,922
              994  Anthem, Inc...........................     62,522
            3,170  Baxter International, Inc.............     88,760
              460  C.R. Bard, Inc........................     26,680
            1,560  Caremark Rx, Inc. (b).................     25,350
            1,200  Gilead Sciences, Inc. (b).............     40,800
            1,200  Tenet Healthcare Corp. (b)............     19,680
              990  Triad Hospitals, Inc. (b).............     29,532
            1,700  Web Maryland Corp.....................     14,535
                                                          ----------
                                                             449,781
                                                          ----------

                   ELECTRIC UTILITIES--3.5%
            1,370  Ameren Corp...........................     56,951
            4,550  FirstEnergy Corp......................    150,013
                                                          ----------
                                                             206,964
                                                          ----------

                   ELECTRONICS--1.4%
              930  Mettler-Toledo International, Inc. (b)     29,816
            2,310  Waters Corp. (b)......................     50,312
                                                          ----------
                                                              80,128
                                                          ----------

                   FOOD & BEVERAGES--1.6%
            2,140  Dean Foods Co. (b)....................     79,394
              600  Molson, Inc., (CAD)...................     12,705
                                                          ----------
                                                              92,099
                                                          ----------

                   GAS & OIL--9.9%
            1,200  Apache Corp...........................     68,388
              440  Cooper Cameron Corp. (b)..............     21,921
            3,340  Ensco International, Inc..............     98,363
            2,300  Grant Prideco, Inc. (b)...............     26,772

                See accompanying notes to financial statements.

                                   NEZF-110

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)

                                                          VALUE
             SHARES                                     (NOTE 1A)
             -----------------------------------------------------

                    GAS & OIL--(CONTINUED)
               410  Helmerich & Payne, Inc............. $   11,443
             3,370  National-Oilwell, Inc. (b).........     73,601
             2,180  Noble Corp. (b)....................     76,627
             2,280  Ocean Energy, Inc. (b).............     45,532
             1,690  Pioneer Natural Resources Co. (b)..     42,672
             1,560  Rowan Cos., Inc....................     35,412
               420  Tidewater, Inc.....................     13,062
               840  Valero Energy Corp.................     31,030
               798  Weatherford International, Ltd.....     31,864
                                                        ----------
                                                           576,687
                                                        ----------

                    HEALTH CARE--PRODUCTS--4.8%
             2,080  Boston Scientific Corp.............     88,441
               600  Edwards Lifesciences Corp. (b).....     15,282
             2,690  St. Jude Medical, Inc. (b).........    106,847
             2,720  Sybron Dental Specialties, Inc. (b)     40,392
               600  Varian Medical Systems, Inc. (b)...     29,760
                                                        ----------
                                                           280,722
                                                        ----------

                    HOME BUILDERS--2.8%
               800  Beazer Homes USA, Inc. (b).........     48,480
             1,630  D.R. Horton, Inc...................     28,280
             1,730  Lennar Corp........................     89,268
                                                        ----------
                                                           166,028
                                                        ----------

                    HOTELS & RESTAURANTS--0.7%
               900  Boyd Gaming Corp. (b)..............     12,645
               300  Wendy's International, Inc.........      8,121
             1,390  Wynn Resorts, Ltd..................     18,223
                                                        ----------
                                                            38,989
                                                        ----------

                    INSURANCE--5.4%
             3,450  ACE, Ltd...........................    101,223
             1,100  Ambac Financial Group, Inc.........     61,864
             1,050  Everest Reinsurance Group, Ltd.....     58,065
               200  Radian Group, Inc..................      7,430
             1,140  Xl Capital, Ltd....................     88,065
                                                        ----------
                                                           316,647
                                                        ----------

                    INTERNET--0.5%
               100  Digital Insight Corp. (b)..........        869
             1,490  J2 Global Communications (b).......     28,370
                                                        ----------
                                                            29,239
                                                        ----------

                    LEISURE--0.8%
             1,320  USA Interactive (b)................     30,254
             1,070  WMS Industries, Inc. (b)...........     16,029
                                                        ----------
                                                            46,283
                                                        ----------

                    MEDIA--0.1%
               200  Salem Communications Corp. (b).....      4,994
                                                        ----------

                                                                  VALUE
      SHARES                                                    (NOTE 1A)
      --------------------------------------------------------------------

             MINING--5.6%
         710 Alcan Aluminum, Ltd............................... $   20,959
         440 Alcan Aluminum, Ltd., (CAD).......................     12,904
       4,420 Falconbridge, Ltd., (CAD).........................     42,306
       1,100 Freeport-McMoran Copper & Gold, Inc. (Class B) (b)     18,458
       2,320 Meridian Gold, Inc................................     40,902
       2,290 Meridian Gold, Inc., (CAD)........................     40,213
       5,190 Newmont Mining Corp...............................    150,666
                                                                ----------
                                                                   326,408
                                                                ----------

             PERSONAL SERVICES--1.9%
       2,470 Weight Watchers International, Inc................    113,546
                                                                ----------

             RETAIL--10.9%
         680 Advanced Auto Parts Co............................     33,252
       8,820 Big Lots, Inc. (b)................................    116,689
       6,100 Blockbuster, Inc..................................     74,725
       4,650 Borders Group, Inc. (b)...........................     74,865
       1,030 Brinker International, Inc. (b)...................     33,217
       1,500 Christopher & Banks Corp. (b).....................     31,125
       3,250 CSK Auto Corp. (b)................................     35,750
       1,700 Hollywood Entertainment Corp. (b).................     25,670
       1,360 Jack in the Box, Inc. (b).........................     23,514
       4,300 Limited Brands....................................     59,899
       1,200 Michaels Stores, Inc. (b).........................     37,560
       2,410 Office Depot, Inc. (b)............................     35,572
       4,990 Saks, Inc. (b)....................................     58,583
                                                                ----------
                                                                   640,421
                                                                ----------

             SHIPBUILDING--0.8%
         960 Stelmar Shipping, Ltd.............................     14,458
       2,110 Tsakos Energy Navigation, Ltd.....................     32,620
                                                                ----------
                                                                    47,078
                                                                ----------

             TELECOMMUNICATIONS--7.7%
       5,530 AT&T Wireless Services, Inc. (b)..................     31,244
      30,680 Citizens Communications Co........................    323,674
       4,400 EchoStar Communications Corp. (b).................     97,944
                                                                ----------
                                                                   452,862
                                                                ----------

             TOBACCO--2.9%
         900 Loews Corp.--Carolina Group.......................     18,243
       1,300 R.J. Reynolds Tobacco Holdings, Inc...............     54,743
       2,910 UST, Inc..........................................     97,281
                                                                ----------
                                                                   170,267
                                                                ----------

             TRANSPORTATION--0.4%
         570 Teekay Shipping Corp..............................     23,199
                                                                ----------
             Total Common Stocks
              (Identified Cost $5,244,554).....................  5,255,491
                                                                ----------

                See accompanying notes to financial statements.

                                   NEZF-111

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

INVESTMENTS AS OF DECEMBER 31, 2002

SHORT TERM INVESTMENT--10.5%


         FACE                                                    VALUE
        AMOUNT                                                 (NOTE 1A)
       ------------------------------------------------------------------

                REPURCHASE AGREEMENT--10.3%
       $606,000 State Street Corp. Repurchase Agreement dated
                 12/31/02 at 0.500% to be repurchased at
                 $606,017 on 01/02/03, collateralized by
                 $560,000 U.S Treasury Bond 11.875% due
                 11/15/03 with a value of $619,500........... $  606,000
                                                              ----------

                U.S. TREASURY--0.2%
         10,000 United States Treasury Bills 0.010%,02/27/03.      9,982
                                                              ----------
                Total Short Term Investments
                 (Identified Cost $615,981)..................    615,982
                                                              ----------
                Total Investments--100.3%
                 (Identified Cost $5,860,535) (a)............  5,871,473
                Other assets less liabilities................    (18,621)
                                                              ----------
                TOTAL NET ASSETS--100%....................... $5,852,852
                                                              ==========

(a)Federal Tax Information
   At December 31, 2002 the net unrealized appreciation on investments based on cost of $6,006,360 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.............. $ 244,730
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..............  (379,617)
                                                                  ---------
   Net unrealized appreciation................................... $(134,887)
                                                                  =========

(b)Non-income producing security.

Key to Abbreviations:

ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs is significantly influenced by trading on exchanges not located in the United States or Canada.
CAD--Canadian Dollar

                See accompanying notes to financial statements.

                                   NEZF-112

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

      ASSETS
        Investments at value........................          $5,265,473
        Investment in repurchase agreement (at cost
         $606,000)..................................             606,000
                                                              ----------
                                                               5,871,473
        Cash........................................                 603
        Receivable for:
         Securities sold............................             147,625
         Fund shares sold...........................              17,284
         Dividends and interest.....................               4,613
         Due from Investment Adviser................              26,626
                                                              ----------
          Total Assets..............................           6,068,224
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $  1,133
         Securities purchased.......................  196,225
         Withholding taxes..........................        6
        Accrued expenses:
         Management fees............................    2,582
         Service and distribution fees..............      494
         Deferred trustees fees.....................      700
         Other expenses.............................   14,232
                                                     --------
          Total Liabilities.........................             215,372
                                                              ----------
      NET ASSETS....................................          $5,852,852
                                                              ==========
        Net assets consist of:
         Capital paid in............................          $6,390,116
         Undistributed net investment loss..........                (700)
         Accumulated net realized gains (losses)....            (547,502)
         Unrealized appreciation (depreciation) on
          investments...............................              10,938
                                                              ----------
      NET ASSETS....................................          $5,852,852
                                                              ==========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($2,243,973 divided by 273,882 shares of
       beneficial interest).........................          $     8.19
                                                              ==========
      CLASS B
      Net asset value and redemption price per share
       ($933,206 divided by 114,055 shares of
       beneficial interest).........................          $     8.18
                                                              ==========
      CLASS E
      Net asset value and redemption price per share
       ($2,675,673 divided by 326,797 shares of
       beneficial interest).........................          $     8.19
                                                              ==========
      Identified cost of investments................          $5,860,535
                                                              ==========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MAY 1, 2002(A) THROUGH DECEMBER 31, 2002

  INVESTMENT INCOME
    Dividends.......................................            $  21,606 (b)
    Interest........................................                2,129
                                                                ---------
                                                                   23,735
  EXPENSES
    Management fees................................. $  20,552
    Service and distribution fees--Class B..........       616
    Service and distribution fees--Class E..........     1,291
    Trustees fees and expenses......................     4,677
    Custodian.......................................    74,234
    Audit and tax services..........................    10,550
    Legal...........................................       214
    Printing........................................     1,404
    Miscellaneous...................................     1,945
                                                     ---------
    Total expenses before reductions................   115,483
    Less expenses assumed by the investment adviser.   (89,170)    26,313
                                                     ---------  ---------
  NET INVESTMENT LOSS...............................               (2,578)
                                                                ---------
  REALIZED AND UNREALIZED GAIN (LOSS)
  Realized gain (loss) on:
    Investments--net................................  (535,534)
    Futures Contracts--net..........................   (11,968)
    Foreign currency transactions--net..............       117   (547,385)
                                                     ---------
  Unrealized appreciation (depreciation) on:
    Investments--net................................               10,938
                                                                ---------
  Net gain (loss)...................................             (536,447)
                                                                ---------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS.......................................            $(539,025)
                                                                =========

(a)Commencement of operations.
(b)Net of foreign taxes of $189.

                See accompanying notes to financial statements.

                                   NEZF-113

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

STATEMENT OF CHANGES IN NET ASSETS



                                                                     MAY 1, 2002(A)
                                                                        THROUGH
                                                                      DECEMBER 31,
                                                                          2002
                                                                     --------------
FROM OPERATIONS
  Net investment income (loss)......................................   $   (2,578)
  Net realized gain (loss)..........................................     (547,385)
  Unrealized appreciation (depreciation)............................       10,938
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................     (539,025)
                                                                       ----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    6,391,877
                                                                       ----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    5,852,852

NET ASSETS
  Beginning of the period...........................................            0
                                                                       ----------
  End of the period.................................................   $5,852,852
                                                                       ==========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period.................................................   $     (700)
                                                                       ==========

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                               MAY 1, 2002(A) THROUGH
                                                                 DECEMBER 31, 2002
                                                               ---------------------
                                                                SHARES        $
                                                               --------  -----------
CLASS A
  Sales.......................................................  278,971  $ 2,733,596
  Redemptions.................................................   (5,089)     (41,686)
                                                               --------  -----------
  Net increase (decrease).....................................  273,882  $ 2,691,910
                                                               ========  ===========
CLASS B
  Sales.......................................................  153,594  $ 1,257,763
  Redemptions.................................................  (39,539)    (314,187)
                                                               --------  -----------
  Net increase (decrease).....................................  114,055      943,576
                                                               ========  ===========
CLASS E
  Sales.......................................................  509,247  $ 4,409,121
  Redemptions................................................. (182,450)  (1,652,730)
                                                               --------  -----------
  Net increase (decrease).....................................  326,797  $ 2,756,391
                                                               ========  ===========
  Increase (decrease) derived from capital share transactions.  714,734  $ 6,391,877
                                                               ========  ===========

(a) Commencement of operations.

                See accompanying notes to financial statements.

                                   NEZF-114

NEW ENGLAND ZENITH FUND

 FI MID CAP OPPORTUNITIES SERIES

FINANCIAL HIGHLIGHTS


                                                                    CLASS A        CLASS B        CLASS E
                                                                 -------------- -------------- --------------
                                                                 MAY 1, 2002(A) MAY 1, 2002(A) MAY 1, 2002(A)
                                                                    THROUGH        THROUGH        THROUGH
                                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                      2002           2002           2002
                                                                 -------------- -------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................     $10.00         $10.00         $10.00
                                                                     ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..........................................       0.00           0.00           0.00
 Net realized and unrealized gain (loss) on investments.........      (1.81)         (1.82)         (1.81)
                                                                     ------         ------         ------
 Total from investment operations...............................      (1.81)         (1.82)         (1.81)
                                                                     ------         ------         ------
NET ASSET VALUE, END OF PERIOD..................................     $ 8.19         $ 8.18         $ 8.19
                                                                     ======         ======         ======
TOTAL RETURN (%)................................................      (18.1)(b)      (18.2)(b)      (18.1)(b)
Ratio of operating expenses to average net assets (%)...........       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of net investment income (loss) to average net assets (%).      (0.08)(c)      (0.15)(c)      (0.12)(c)
Portfolio turnover rate (%).....................................        250 (c)        250 (c)        250 (c)
Net assets, end of period (000).................................     $2,244         $  933         $2,676
The Ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have
 been (%).......................................................       4.42 (c)       4.67 (c)       4.57 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                   NEZF-115

NEW ENGLAND ZENITH FUND

 HARRIS OAKMARK FOCUSED VALUE SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM CAPITAL
 APPRECIATION.

 INCEPTION
 DATE  4/30/93
 ASSET CLASS
 MID CAP STOCKS

    NET ASSETS
   $653 MILLION

    PORTFOLIO
     MANAGER
WILLIAM C. NYGREN
  HENRY BERGHOEF
  FLOYD BELLMAN
      HARRIS
 ASSOCIATES, L.P.


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Harris Oakmark Focused Value Series Class A shares returned -8.8%. Its benchmark, the Russell Midcap Index/6 /returned -16.2%. The average return of the Series' peer group, the Lipper Variable Insurance Products Mid Cap Value Fund category/5 /was -10.8% for the same period.

PORTFOLIO ACTIVITY
Currently, the portfolio holds 22 stocks across a variety of industries. During the year, we initiated positions in AOL Time Warner; Concord EFS; Sovereign Bancorp, and Stilwell Financial. We believe each of these companies is undervalued and offers significant upside potential.

AT&T Corporation, Brunswick Corporation, Electronic Data Systems, and Liz Claiborne were eliminated from the portfolio because of the availability of more attractive investment opportunities.

Rockwell Collins, Burlington Resources, Mattel, and Washington Mutual experienced positive returns for the year. Although Rockwell's sales were a little weak, defense margins were strong and free cash flow was very strong. Burlington Resources benefited from higher energy prices, attractive valuations, and strong production trends. The turnaround at Mattel is proceeding well as management continues to focus on cost and efficiency, which should lead to additional success. In achieving high margins and returns going forward combined with a lower interest rate environment, sound capital allocation, strong business trends, and effective risk control have all led to a continuation of Washington Mutual's record of increasing cash flow and earnings.

Performance was offset by weaknesses in Toys R' Us, Novell, and Xerox Corporation, which experienced declines. We have not changed our underlying fundamental opinion on these stocks. We continue to believe they are undervalued and offer significant upside potential.

The emotional response to the long bear market recalls the way the market behaved at other historic low points. However, we try to move short-term concerns aside and position the portfolio in ways designed to bring rewards over the next several years. This year's market weakness allowed us to purchase a number of high-quality businesses trading at reasonable prices. In some cases, downward price changes exceeded by wide margins any reduction in a company's intrinsic value attributable to the sluggish economy.

PORTFOLIO OUTLOOK
Because of the major stock price declines in many companies, we are finding abundant opportunities to invest in these businesses at attractive prices. We remain fundamental investors first and foremost. Our analysts seek to identify strong businesses run by shareholder-oriented management that are trading at a substantial discount to our estimate of their true business value.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                  % OF TOTAL
                    SECURITY                      NET ASSETS
                    ----------------------------------------
                    WASHINGTON MUTUAL, INC.......    12.1%
                    H&R BLOCK, INC...............     7.0
                    SOVEREIGN BANCORP, INC.......     4.5
                    CHIRON CORP..................     4.4
                    OFFICE DEPOT, INC............     4.4
                    OMNICARE, INC................     4.3
                    J.C. PENNEY CO., INC.........     4.3
                    VALASSIS COMMUNICATIONS, INC.     4.2
                    SUNGARD DATA SYSTEMS, INC....     4.2
                    KNIGHT RIDDER, INC...........     4.1


    A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP INDEX SINCE 4/30/93


                                    [CHART]

       Harris Oakmark
       Focused Value    Russell Midcap
       --------------   --------------
 4/93     $10,000          $10,000
12/93      11,474           11,136
12/94      11,437           10,903
12/95      14,909           14,659
12/96      17,534           17,444
12/97      20,571           22,505
12/98      19,447           24,777
12/99      19,515           29,294
12/00      23,499           31,710
12/01      30,022           29,927
12/02      27,372           25,083

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                           RUSSELL
                             HARRIS OAKMARK FOCUSED VALUE  MIDCAP
                             CLASS A CLASS B(A) CLASS E(B)  INDEX
             1 Year           - 8.8%    -9.1%      -9.0%    -16.2%
             5 Years            5.9      N/A        N/A       2.2
             Since Inception   11.0      2.7        1.6      10.0

--------------------------------------------------------------------------------

 (a) Commenced Operations 2/20/01.
 (b) Commenced Operations 5/01/01.

 Performance numbers are net of all Series expenses but do not include an insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See footnotes to Portfolio Manager Commentary.

                                   NEZF-116

NEW ENGLAND ZENITH FUND

 HARRIS OAKMARK FOCUSED VALUE SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--89.5% OF TOTAL NET ASSETS



                                                           VALUE
             SHARES                                      (NOTE 1A)
            --------------------------------------------------------

                      AEROSPACE & DEFENSE--2.8%
              796,800 Rockwell Collins, Inc............ $ 18,533,568
                                                        ------------

                      BANKS--16.6%
            2,091,200 Sovereign Bancorp, Inc...........   29,381,360
            2,286,100 Washington Mutual, Inc...........   78,939,033
                                                        ------------
                                                         108,320,393
                                                        ------------

                      BIOTECHNOLOGY--4.4%
              762,400 Chiron Corp. (b).................   28,666,240
                                                        ------------

                      BUSINESS SERVICES--12.8%
              615,000 Concord EFS, Inc. (b)............    9,680,100
            1,141,500 H&R Block, Inc...................   45,888,300
              945,100 Valassis Communications, Inc. (b)   27,814,293
                                                        ------------
                                                          83,382,693
                                                        ------------

                      COMPUTERS & BUSINESS EQUIPMENT--11.7%
              869,100 Reynolds & Reynolds Co...........   22,135,977
            1,161,000 SunGard Data Systems, Inc. (b)...   27,353,160
            3,325,300 Xerox Corp.......................   26,768,665
                                                        ------------
                                                          76,257,802
                                                        ------------

                      DRUGS & HEALTH CARE--4.3%
            1,187,400 Omnicare, Inc....................   28,295,742
                                                        ------------

                      FINANCIAL SERVICES--3.4%
            1,686,700 Stilwell Financial, Inc..........   22,045,169
                                                        ------------

                      GAS & OIL--4.1%
              627,700 Burlington Resources, Inc........   26,771,405
                                                        ------------

                      HOTELS & RESTAURANTS--3.3%
              882,000 Yum! Brands, Inc. (b)............   21,362,040
                                                        ------------

                      MEDIA--7.9%
            1,890,000 AOL Time Warner, Inc.............   24,759,000
              430,000 Knight Ridder, Inc...............   27,197,500
                                                        ------------
                                                          51,956,500
                                                        ------------

                      RETAIL--9.9%
            1,213,300 J.C. Penney Co., Inc.............   27,918,033
            1,938,400 Office Depot, Inc. (b)...........   28,610,784
              849,600 Toys "R" Us, Inc. (b)............    8,496,000
                                                        ------------
                                                          65,024,817
                                                        ------------

                                                               VALUE
         SHARES                                              (NOTE 1A)
       -----------------------------------------------------------------

                   SOFTWARE--6.0%
           663,000 Dun & Bradstreet Corp. (b).............. $ 22,866,870
         4,901,200 Novell, Inc. (b)........................   16,370,008
                                                            ------------
                                                              39,236,878
                                                            ------------

                   TOYS & AMUSEMENTS--2.3%
           781,000 Mattel, Inc.............................   14,956,150
                                                            ------------
                   Total Common Stocks
                    (Identified Cost $565,475,994).........  584,809,397
                                                            ------------

       SHORT TERM INVESTMENT--10.5%
          FACE
         AMOUNT
       -----------------------------------------------------------------

                   REPURCHASE AGREEMENT--10.5%
       $68,579,000 State Street Corp. Repurchase Agreement
                    dated 12/31/02 at 0.500% to be
                    repurchased at $68,580,905 on
                    01/02/03, collateralized by $46,565,000
                    U.S. Treasury Bond 8.875% due 08/15/17
                    with a value of $69,956,602............   68,579,000
                                                            ------------
                   Total Short Term Investments
                    (Identified Cost $68,579,000)..........   68,579,000
                                                            ------------
                   Total Investments--100.0%
                    (Identified Cost $634,054,994) (a).....  653,388,397
                   Other assets less liabilities...........       61,699
                                                            ------------
                   TOTAL NET ASSETS--100%.................. $653,450,096
                                                            ============

(a) Federal Tax Information:

   At December 31, 2002 the net unrealized appreciation on investments based on cost of $634,054,994 for federal income tax purposes was as follows:

       Aggregate gross unrealized appreciation for all
        investments in which there is an excess of value
        over tax cost...................................... $ 54,051,929
       Aggregate gross unrealized depreciation for all
        investments in which there is an excess of tax cost
        over value.........................................  (34,718,526)
                                                            ------------
       Net unrealized appreciation......................... $ 19,333,403
                                                            ============

(b) Non-income producing security.

                See accompanying notes to financial statements.

                                   NEZF-117

NEW ENGLAND ZENITH FUND

 HARRIS OAKMARK FOCUSED VALUE SERIES



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value........................            $584,809,397
      Investment in repurchase agreements
       (at Cost $68,579,000)......................              68,579,000
                                                              ------------
        Total investments.........................             653,388,397
      Cash........................................                     565
      Receivable for:
       Fund shares sold...........................               1,605,844
       Dividends and interest.....................                 360,342
                                                              ------------
        Total Assets..............................             655,355,148
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $1,416,986
      Accrued expenses :
       Management fees............................    410,328
       Service and distribution fees..............     37,348
       Deferred trustees fees.....................     18,237
       Other expenses.............................     22,153
                                                   ----------
        Total Liabilities.........................               1,905,052
                                                              ------------
    NET ASSETS....................................            $653,450,096
                                                              ============
      Net assets consist of :
       Capital paid in............................            $649,344,404
       Undistributed net investment income........                 915,091
       Accumulated net realized gains (losses)....             (16,142,802)
       Unrealized appreciation (depreciation) on
        investments...............................              19,333,403
                                                              ------------
    NET ASSETS....................................            $653,450,096
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($438,358,718 divided by 2,588,715
     shares of beneficial interest)...............            $     169.33
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($140,272,993 divided by 838,652 shares
     of beneficial interest)......................            $     167.26
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($74,818,385 divided by 444,756 shares
     of beneficial interest)......................            $     168.22
                                                              ============
    Identified cost of investments................            $634,054,994
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................             $  5,096,478 (a)
      Interest................................                  567,997
                                                           ------------
                                                              5,664,475
    EXPENSES
      Management fees......................... $4,106,122
      Service and distribution fees--Class B..    180,029
      Service and distribution fees--Class E..     61,039
      Trustees fees and expenses..............     25,033
      Custodian...............................    101,109
      Audit and tax services..................     21,450
      Legal...................................     19,973
      Printing................................    231,209
      Insurance...............................      8,390
      Miscellaneous...........................      7,871
                                               ----------
      Total expenses before reductions........  4,762,225
      Expense reductions......................    (23,790)    4,738,435
                                               ----------  ------------
    NET INVESTMENT INCOME.....................                  926,040
                                                           ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................              (13,474,861)
    Unrealized appreciation (depreciation) on:
      Investments--net........................              (46,335,937)
                                                           ------------
    Net gain (loss)...........................              (59,810,798)
                                                           ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................             $(58,884,758)
                                                           ============

(a)Net of foreign taxes of $369.

                See accompanying notes to financial statements.

                                   NEZF-118

NEW ENGLAND ZENITH FUND

 HARRIS OAKMARK FOCUSED VALUE SERIES

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2002          2001
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    926,040  $  1,023,741
  Net realized gain (loss)..........................................  (13,474,861)    2,344,134
  Unrealized appreciation (depreciation)............................  (46,335,937)   53,437,216
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  (58,884,758)   56,805,091
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS................................
   Net investment income
    Class A.........................................................     (889,358)   (1,093,592)
    Class B.........................................................      (88,783)            0
    Class E.........................................................      (51,495)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,029,636)   (1,093,592)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  307,906,762   210,227,981
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  247,992,368   265,939,480

NET ASSETS
  Beginning of the year.............................................  405,457,728   139,518,248
                                                                     ------------  ------------
  End of the year................................................... $653,450,096  $405,457,728
                                                                     ============  ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $    915,091  $  1,018,687
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                            YEAR ENDED                YEAR ENDED
                                                                         DECEMBER 31, 2002        DECEMBER 31, 2001
                                                                     ------------------------  -----------------------
                                                                       SHARES         $          SHARES         $
                                                                     ---------  -------------  ---------  ------------
CLASS A
  Sales............................................................. 1,485,408  $ 267,880,808  1,412,758  $240,321,069
  Reinvestments.....................................................     4,585        889,358      6,778     1,093,592
  Redemptions.......................................................  (894,438)  (151,892,629)  (377,621)  (63,518,025)
                                                                     ---------  -------------  ---------  ------------
  Net increase (decrease)...........................................   595,555  $ 116,877,537  1,041,915  $177,896,636
                                                                     =========  =============  =========  ============
CLASS B
  Sales.............................................................   723,733  $ 124,967,210    131,182  $ 22,593,953
  Reinvestments.....................................................       463         88,783          0             0
  Redemptions.......................................................   (16,247)    (2,587,115)      (479)      (79,454)
                                                                     ---------  -------------  ---------  ------------
  Net increase (decrease)...........................................   707,949  $ 122,468,878    130,703  $ 22,514,499
                                                                     =========  =============  =========  ============
CLASS E
  Sales.............................................................   411,141  $  72,411,718     56,452  $  9,850,943
  Reinvestments.....................................................       267         51,495          0             0
  Redemptions.......................................................   (22,907)    (3,902,866)      (197)      (34,097)
                                                                     ---------  -------------  ---------  ------------
  Net increase (decrease)...........................................   388,501  $  68,560,347     56,255  $  9,816,846
                                                                     =========  =============  =========  ============
  Increase (decrease) in net assets from capital share transactions. 1,692,005  $ 307,906,762  1,228,873  $210,227,981
                                                                     =========  =============  =========  ============

                See accompanying notes to financial statements.

                                   NEZF-119

NEW ENGLAND ZENITH FUND

 HARRIS OAKMARK FOCUSED VALUE SERIES

FINANCIAL HIGHLIGHTS



                                                                                             CLASS A
                                                                         -----------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                         -----------------------------------------------
                                                                           2002      2001      2000     1999      1998
                                                                         --------  --------  -------- --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................... $ 186.12  $ 146.67  $ 121.71 $ 122.85  $ 170.59
                                                                         --------  --------  -------- --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................................................     0.27      0.42      1.15     1.36      1.09
 Net realized and unrealized gain (loss) on investments.................   (16.70)    40.09     23.81    (0.97)   (11.41)
                                                                         --------  --------  -------- --------  --------
 Total from investment operations.......................................   (16.43)    40.51     24.96     0.39    (10.32)
                                                                         --------  --------  -------- --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income...............................    (0.36)    (1.06)     0.00    (1.36)    (1.09)
 Distributions in excess of net investment income.......................     0.00      0.00      0.00    (0.17)     0.00
 Distributions from net realized capital gains..........................     0.00      0.00      0.00     0.00    (36.08)
 Distributions in excess of net realized capital gains..................     0.00      0.00      0.00     0.00     (0.25)
                                                                         --------  --------  -------- --------  --------
 Total distributions....................................................    (0.36)    (1.06)     0.00    (1.53)   (37.42)
                                                                         --------  --------  -------- --------  --------
NET ASSET VALUE, END OF PERIOD.......................................... $ 169.33  $ 186.12  $ 146.67 $ 121.71  $ 122.85
                                                                         ========  ========  ======== ========  ========
TOTAL RETURN (%)........................................................     (8.8)     27.8      20.5      0.3      (5.5)
Ratio of operating expenses to average net assets before expense
 reductions (%).........................................................     0.82      0.87      0.90     0.88      0.88
Ratio of operating expenses to average net assets after expense
 reductions (%)(d)......................................................     0.82      0.84        --       --        --
Ratio of net investment income to average net assets (%)................     0.22      0.43      0.98     1.08      0.66
Portfolio turnover rate (%).............................................       11        28       143      119       171
Net assets, end of period (000)......................................... $438,359  $370,959  $139,518 $109,280  $112,997
The Ratios of operating expenses to average net assets without giving
 effect to the voluntary expense agreement would have been (%)..........       --        --      0.96       --      0.90

                                                                        CLASS B                        CLASS E
                                                           ------------------------------    ------------------------
                                                            YEAR ENDED  FEBRUARY 20, 2001(A)  YEAR ENDED  MAY 1, 2001(A)
                                                           DECEMBER 31,       THROUGH        DECEMBER 31,    THROUGH
                                                               2002         DECEMBER 31,         2002      DECEMBER 31,
NET ASSET VALUE, BEGINNING OF PERIOD......................   $ 184.25         $159.20          $185.17       $164.26
                                                             --------         -------          -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income....................................       0.16            0.01             0.25          0.02
 Net realized and unrealized gain (loss) on investments...     (16.83)          25.04           (16.85)        20.89
                                                             --------         -------          -------       -------
 Total from investment operations.........................     (16.67)          25.05           (16.60)        20.91
                                                             --------         -------          -------       -------
LESS DISTRIBUTIONS
 Distributions from net investment income.................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
 Total distributions......................................      (0.32)           0.00            (0.35)         0.00
                                                             --------         -------          -------       -------
NET ASSET VALUE, END OF PERIOD............................   $ 167.26         $184.25          $168.22       $185.17
                                                             ========         =======          =======       =======
TOTAL RETURN (%)..........................................       (9.1)          15.7 (b)          (9.0)        12.7 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%)...................................       1.07           1.12 (c)          0.97         1.02 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%)(d)................................       1.07           1.09 (c)          0.97         0.99 (c)
Ratio of net investment income (loss) to average net
 assets (%)...............................................      (0.06)          0.02 (c)          0.05         0.09 (c)
Portfolio turnover rate (%)...............................         11             28 (c)            11           28 (c)
Net assets, end of period (000)...........................   $140,273         $24,082          $74,818       $10,416

(a) Commencement of operations.

(b) Periods less than one year are not computed on an annualized basis.

(c) Computed on an annualized basis.

(d) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                   NEZF-120

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

MANAGEMENT'S DISCUSSION AND ANALYSIS*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 GROWTH FROM
 INVESTMENTS IN
 COMMON STOCKS
 OR OTHER EQUITY
 SECURITIES.

 INCEPTION
 DATE   5/2/94

 ASSET CLASS
 SMALL CAP
 STOCKS

   NET ASSETS
  $292 MILLION

    PORTFOLIO
     MANAGER
  CHRIS R. ELY
 JOSEPH R. GATZ
LOOMIS, SAYLES &
  COMPANY, L.P.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2002, the Loomis Sayles Small Cap Series Class A shares returned -21.6%, compared to the Russell 2000 Index, return of -20.5%. The average return of the Series' peer group, the Lipper Variable Insurance Products Small Cap Core Funds category/5/ was -18.9 % for the year. Performance was attributable to a difficult overall equity market, with small cap stocks holding up only modestly better than large cap equities.

PORTFOLIO ACTIVITY
Equity markets continued to be a challenge throughout 2002. Small cap growth stocks lagged value stocks for the third consecutive year, with particular weakness in the traditional growth sectors of healthcare and technology. Financial services were one of the best performing sectors, driven by declining interest rates and low inflation. The surprisingly strong consumer-spending environment drove the solid performance of the consumer related stocks; helping to somewhat offset the weakness in tech and healthcare. Positive factors for the Series in 2002 included a general tilt toward value stocks throughout the year. The strongest area for the portfolio was consumer discretionary where the fund enjoyed a number of successes in media, retail, and business services. Negative factors were concentrated in the technology sector, where fundamentals remained surprisingly weak as capital-spending budgets remained under pressure. In anticipation that sectors such as technology and health care are poised to perform better now that valuations are much improved, we have been carefully reducing the value segment of the Series while adding to the growth segment.

PORTFOLIO OUTLOOK
After three down years, we are hopeful that 2003 will be a recovery year for the stock market. An expanding economy, improving corporate profits and reasonable valuations are the foundation from which an advance can begin. The small cap stock asset category tends to perform well in the early stages of an economic recovery. Smaller companies are more able to quickly respond to changing business conditions. In addition, valuations continue to favor small company stocks when compared to the shares of larger companies. Ultimately, we believe that investors will once again focus on this attractive combination of fundamentals and value and increase their commitment to this category.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2002

                                                  % OF TOTAL
                    SECURITY                      NET ASSETS
                    ----------------------------------------
                    R.H. DONNELLEY CORP..........     1.3%
                    PERRIGO CO...................     1.2
                    FAIRMONT HOTELS RESORTS, INC.     1.1
                    JOHN WILEY & SONS, INC.......     1.0
                    EVERGREEN RESOURCES..........     0.9
                    ACTUANT CORP.................     0.9
                    RALCORP HOLDINGS, INC........     0.8
                    APPLEBEES INTERNATIONAL, INC.     0.8
                    PORT FINANCIAL CORP..........     0.8
                    WASTE CONNECTIONS, INC.......     0.8

            A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX


                                    [CHART]

        Loomis Sayles
          Small Cap    Russell 2000
        -------------  ------------
5/2/94    $10,000       $10,000
 12/94      9,676        10,027
 12/95     12,467        12,879
 12/96     16,292        15,004
 12/97     20,342        18,359
 12/98     19,995        17,892
 12/99     26,347        21,695
 12/00     27,731        21,039
 12/01     25,287        21,562
 12/02     19,836        17,146

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                   LOOMIS SAYLES SMALL CAP    RUSSELL 2000
                CLASS A CLASS B(A) CLASS E(B)    INDEX
1 Year           -21.6%     N/A      -21.6%      -20.5%
5 Years          - 0.5      N/A        N/A       - 1.4
Since Inception    8.2     -4.6%     -31.8         6.4

--------------------------------------------------------------------------------

 (a) Commenced operations 7/30/02. Return not annualized.
 (b) Commenced operations 5/01/01.

 Performance numbers are net of all Series expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See footnotes to Portfolio Manager Commentary.

                                   NEZF-121

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--98.6% OF TOTAL NET ASSETS



                                                                VALUE
      SHARES                                                  (NOTE 1A)
      -------------------------------------------------------------------

              ADVERTISING--1.8%
       74,650 Harte-Hanks, Inc.............................. $  1,393,716
      133,350 R. H. Donnelley Corp..........................    3,908,488
                                                             ------------
                                                                5,302,204
                                                             ------------

              AEROSPACE & DEFENSE--0.6%
       20,462 Engineered Support Systems, Inc...............      750,137
       43,600 United Defense Industries, Inc................    1,015,880
                                                             ------------
                                                                1,766,017
                                                             ------------

              APPAREL & TEXTILES--0.5%
       45,500 Liz Claiborne, Inc............................    1,349,075
                                                             ------------

              AUTO PARTS--1.1%
       89,700 Cooper Tire & Rubber Co. (b)..................    1,375,998
       28,000 Lear Corp. (b)................................      931,840
      228,450 Tower Automotive, Inc. (b)....................    1,028,025
                                                             ------------
                                                                3,335,863
                                                             ------------

              BANKS--8.1%
       90,525 Boston Private Financial Holdings, Inc........    1,797,826
       45,612 Commercial Federal Corp.......................    1,065,040
       74,425 CVB Financial Corp. (b).......................    1,892,628
       50,600 East West Bancorp, Inc. (b)...................    1,825,648
       32,450 F.N.B. Corp. (b)..............................      893,349
       31,800 First Community Bancorp, Inc..................    1,047,206
       72,125 First Midwest Bancorp, Inc....................    1,926,459
       69,350 First Niagara Financial Group, Inc............    1,811,422
      190,375 Gold Banc Corp., Inc..........................    1,888,710
       25,400 Investors Financial Services Corp.............      695,706
       60,275 New York Community Bancorp, Inc...............    1,740,742
       52,700 Port Financial Corp...........................    2,351,474
      135,372 Republic Bancorp, Inc.........................    1,593,328
       31,600 Second Bancorp, Inc...........................      837,400
       27,700 UCBH Holdings, Inc............................    1,175,865
       61,575 Umpqua Holdings Corp..........................    1,123,744
                                                             ------------
                                                               23,666,547
                                                             ------------

              BIOTECHNOLOGY--1.0%
       24,950 Cambrex Corp..................................      753,739
       32,975 Charles River Laboratories International, Inc.    1,268,878
       17,775 InterMune, Inc. (b)...........................      453,440
       39,625 Telik, Inc. (b)...............................      462,028
                                                             ------------
                                                                2,938,085
                                                             ------------

              BROADCASTING--0.3%
       65,825 Radio One, Inc. (Class D) (b).................      949,855
                                                             ------------

              BUILDING & CONSTRUCTION--0.6%
      136,650 Lennox International, Inc.....................    1,714,958
                                                             ------------

              BUSINESS SERVICES--4.8%
       39,275 Advisory Board Co.............................    1,174,322
       26,700 Arbitron, Inc. (b)............................      894,450

                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                   BUSINESS SERVICES--(CONTINUED)
            22,375 Corinthian Colleges, Inc. (b)....... $     847,118
            48,850 Corporate Executive Board Co. (b)...     1,559,292
            17,800 Education Management Corp. (b)......       669,280
            33,625 FTI Consulting, Inc. (b)............     1,350,044
            51,825 Getty Images, Inc. (b)..............     1,583,254
            60,275 Kelly Services, Inc.................     1,489,395
            62,525 NCO Group, Inc. (b).................       997,274
           205,425 Navigant Consulting Co. (b).........     1,212,007
            48,850 Resources Connection, Inc. (b)......     1,133,809
            52,850 Viad Corp...........................     1,181,197
                                                        -------------
                                                           14,091,442
                                                        -------------

                   CHEMICALS--3.5%
            26,300 Cabot Microelectronics Corp. (b)....     1,241,360
            61,825 Ferro Corp..........................     1,510,385
            39,925 Great Lakes Chemical Corp...........       953,409
            57,300 Olin Corp...........................       891,015
           194,800 Omnova Solutions, Inc...............       785,044
            44,325 PolyOne Corp........................       173,754
           107,000 Spartech Corp.......................     2,207,410
            18,225 The Scotts Co. (Class A) (b)........       893,754
            32,950 Valspar Corp........................     1,455,731
                                                        -------------
                                                           10,111,862
                                                        -------------

                   COMPUTERS & BUSINESS EQUIPMENT--5.2%
           177,150 Adaptec, Inc. (b)...................     1,000,897
            83,000 Anteon International Corp...........     1,992,000
            21,650 Cognizant Technology Solutions (b)..     1,563,779
           119,700 Cray, Inc...........................       918,099
           201,125 IKON Office Solutions, Inc..........     1,438,044
           123,975 Integrated Circuit Systems, Inc. (b)     2,262,544
            81,250 Intersil Corp. (Class A) (b)........     1,132,625
            37,525 Kronos, Inc. (b)....................     1,388,050
           114,550 Maxtor Corp. (b)....................       579,623
            89,825 Netscreen Technologies, Inc. (b)....     1,512,653
            49,700 PEC Solutions, Inc..................     1,486,030
                                                        -------------
                                                           15,274,344
                                                        -------------

                   CONGLOMERATES--1.1%
            55,450 Actuant Corp........................     2,575,653
            33,025 Tredegar Industries, Inc............       495,375
                                                        -------------
                                                            3,071,028
                                                        -------------

                   CONSTRUCTION MATERIALS--0.2%
            35,100 ElkCorp.............................       607,230
                                                        -------------

                   DISTRIBUTION/WHOLESALE--0.4%
            47,425 Hughes Supply, Inc..................     1,295,651
                                                        -------------

                   DRUGS & HEALTH CARE--6.7%
            50,212 Accredo Health, Inc. (b)............     1,769,973
            49,425 Affymetrix, Inc.....................     1,131,338
            26,050 Amerigroup Corp.....................       789,576

                See accompanying notes to financial statements.

                                   NEZF-122

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                            VALUE
           SHARES                                         (NOTE 1A)
           ----------------------------------------------------------

                   DRUGS & HEALTHCARE--(CONTINUED)
            19,775 Angiotech Pharmaceuticals, Inc....... $    673,537
            46,750 Cima Laboratories, Inc. (b)..........    1,130,929
            50,100 Covance, Inc. (b)....................    1,231,959
            60,525 Medicines Co. (b)....................      969,610
            29,900 Medicis Pharmaceutical Corp. (b).....    1,485,133
            31,525 NPS Pharmaceuticals, Inc. (b)........      793,484
            18,175 Neurocrine Biosciences, Inc. (b).....      829,871
            32,500 Odyssey Healthcare, Inc..............    1,127,750
            37,350 Omnicare, Inc........................      890,050
            14,575 Pediatrix Medical Group, Inc. (b)....      583,875
           280,125 Perrigo Co. (b)......................    3,403,519
           117,650 Province Healthcare Co...............    1,144,734
            54,125 Renal Care Group, Inc................    1,712,515
                                                         ------------
                                                           19,667,853
                                                         ------------

                   ELECTRIC UTILITIES--1.4%
            94,675 ALLETE, Inc..........................    2,147,229
            82,325 Energy East Corp.....................    1,818,559
                                                         ------------
                                                            3,965,788
                                                         ------------

                   ELECTRICAL EQUIPMENT--1.7%
            97,425 American Power Conversion Corp. (b)..    1,475,989
            48,850 AMETEK, Inc..........................    1,880,236
            46,100 C&D Technologies, Inc................      814,587
            51,700 MKS Instruments, Inc. (b)............      849,431
                                                         ------------
                                                            5,020,243
                                                         ------------

                   ELECTRONICS--1.9%
            32,675 Flir Systems, Inc. (b)...............    1,594,540
            19,325 Harman International Industries, Inc.    1,149,837
           101,700 Technitrol, Inc. (b).................    1,641,438
            43,275 Varian, Inc. (b).....................    1,241,560
                                                         ------------
                                                            5,627,375
                                                         ------------

                   ENVIRONMENTAL CONTROL--1.4%
            50,700 Ionics, Inc. (b).....................    1,155,960
            22,750 Stericycle, Inc. (b).................      736,622
            58,950 Waste Connections, Inc. (b)..........    2,276,060
                                                         ------------
                                                            4,168,642
                                                         ------------

                   FINANCIAL SERVICES--1.4%
            32,975 Affiliated Managers Group, Inc. (b)..    1,658,642
            52,425 Federated Investors, Inc. (Class B)..    1,330,022
            30,900 Financial Federal Corp. (b)..........      776,517
            15,850 Westwood Holdings Group, Inc.........      212,549
                                                         ------------
                                                            3,977,730
                                                         ------------

                   FOOD & BEVERAGES--2.3%
            77,900 Flowers Foods, Inc...................    1,519,829
            89,175 Hain Celestial Group, Inc. (b).......    1,355,460
            97,975 Ralcorp Holdings, Inc. (b)...........    2,463,091
           118,650 Wild Oats Markets, Inc. (b)..........    1,224,468
                                                         ------------
                                                            6,562,848
                                                         ------------

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 FOREST PRODUCTS & PAPER--0.7%
          53,450 Boise Cascade Corp...................... $  1,348,009
          53,275 Rock Tennessee Co.......................      718,147
                                                          ------------
                                                             2,066,156
                                                          ------------

                 GAS & OIL--4.5%
          50,900 Atwood Oceanics, Inc. (b)...............    1,532,090
          60,525 Evergreen Resources (b).................    2,714,546
         108,275 Grant Prideco, Inc. (b).................    1,260,321
         499,300 Grey Wolf, Inc. (b).....................    1,992,207
          37,000 Hydril Co. (b)..........................      872,090
         141,775 Key Energy Services, Inc................    1,271,722
          49,850 Patterson-UTI Energy, Inc...............    1,503,974
          90,750 Remington Oil Gas Corp. (b).............    1,489,208
          28,625 Tetra Technologies, Inc. (b)............      611,716
                                                          ------------
                                                            13,247,874
                                                          ------------

                 GAS & PIPELINE UTILITIES--2.5%
          75,275 AGL Resources, Inc......................    1,829,182
          24,450 Energen Corp............................      711,495
          64,025 New Jersey Resources Corp...............    2,022,550
          68,500 Philadelphia Suburban Corp..............    1,411,100
          58,100 Vectren Corp............................    1,336,300
                                                          ------------
                                                             7,310,627
                                                          ------------

                 HEALTH CARE--PRODUCTS--2.3%
          28,625 Cooper Cos., Inc........................      716,198
         132,075 Cytyc Corp. (b).........................    1,347,165
          98,625 Hologic, Inc............................    1,204,211
          18,350 Surmodics, Inc. (b).....................      526,278
          57,525 Sybron Dental Specialties, Inc. (b).....      854,246
          59,800 Ventana Medical Systems, Inc. (b).......    1,378,390
          36,250 Wright Medical Group, Inc...............      632,889
                                                          ------------
                                                             6,659,377
                                                          ------------

                 HOME BUILDERS--1.2%
          96,700 Monaco Coach Corp. (b)..................    1,600,385
          73,900 Standard-Pacific Corp...................    1,829,025
                                                          ------------
                                                             3,429,410
                                                          ------------

                 HOTELS & RESTAURANTS--3.4%
         101,475 Applebees International, Inc. (b).......    2,353,307
          41,275 Aztar Corp. (b).........................      589,407
          10,375 CEC Entertainment, Inc. (b).............      318,513
         131,700 Fairmont Hotels Resorts, Inc............    3,101,535
          30,850 Leapfrog Enterprises, Inc...............      775,878
          40,925 P.F. Chang's China Bistro, Inc. (b).....    1,485,577
          35,650 Panera Bread Co. (b)....................    1,240,976
                                                          ------------
                                                             9,865,193
                                                          ------------

                 HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.8%
          94,300 Furniture Brands International, Inc. (b)    2,249,055
                                                          ------------

                See accompanying notes to financial statements.

                                   NEZF-123

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)


                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 HOUSEHOLD PRODUCTS--0.5%
          35,975 Blyth, Inc. (b)......................... $    962,691
          25,875 Fossil, Inc. (b)........................      526,298
                                                          ------------
                                                             1,488,989
                                                          ------------

                 INDUSTRIAL MACHINERY--2.3%
          53,650 Clarcor, Inc............................    1,731,285
          61,500 Gardner Denver, Inc. (b)................    1,248,450
          27,225 IDEX Corp...............................      890,258
          72,000 Robbins & Myers, Inc....................    1,324,800
         101,700 Stewart & Stevenson Services, Inc.......    1,438,038
                                                          ------------
                                                             6,632,831
                                                          ------------

                 INSURANCE--4.0%
          92,300 American Financial Group, Inc...........    2,129,361
          49,400 AmerUs Group Co.........................    1,396,538
          65,350 HCC Insurance Holdings, Inc.............    1,607,610
          32,850 Hilb, Rogal & Hamilton Co...............    1,343,565
          54,475 Platinum Underwriters Holdings, Ltd.....    1,435,416
         101,250 PMA Capital Corp........................    1,450,912
          52,825 ProAssurance Corp.......................    1,109,325
          26,525 Protective Life Corp....................      729,968
          17,275 RLI Corp................................      481,973
                                                          ------------
                                                            11,684,668
                                                          ------------

                 INTERNET--2.4%
          55,975 Avocent Corp. (b).......................    1,243,764
          66,275 Internet Security Systems, Inc. (b).....    1,214,821
          63,975 ProQuest Co. (b)........................    1,253,910
         122,050 TIBCO Software, Inc. (b)................      754,269
          87,850 United Online, Inc. (b).................    1,400,417
          53,050 Websense, Inc. (b)......................    1,133,201
                                                          ------------
                                                             7,000,382
                                                          ------------

                 INVESTMENT BROKERAGE--0.6%
          60,600 Labranche & Co., Inc. (b)...............    1,614,384
                                                          ------------

                 IRON & STEEL--0.3%
          47,600 Reliance Steel & Aluminum Co............      991,984
                                                          ------------

                 LEISURE--2.0%
          98,725 Dover Downs Gaming & Entertainment, Inc.      897,410
          73,375 Dover Motorsports, Inc..................      341,194
          53,150 Downey Financial Corp...................    2,072,850
          68,450 Macrovision Corp........................    1,097,938
          61,950 Pegasus Solutions, Inc. (b).............      621,358
          56,100 Penn National Gaming, Inc. (b)..........      889,746
                                                          ------------
                                                             5,920,496
                                                          ------------

                 MEDIA--2.6%
          86,200 A.H. Belo Corp..........................    1,837,784
          16,900 Entercom Communications Corp. (b).......      792,948
         261,675 Regent Communications, Inc. (b).........    1,546,499

                                                             VALUE
         SHARES                                            (NOTE 1A)
         -------------------------------------------------------------

                 MEDIA--(CONTINUED)
          75,750 Saga Communications, Inc. (b)........... $  1,439,250
          54,100 Westwood One, Inc. (b)..................    2,021,176
                                                          ------------
                                                             7,637,657
                                                          ------------

                 METALS--0.9%
          41,700 Mueller Industries, Inc. (b)............    1,136,325
          39,625 Quanex Corp.............................    1,327,438
                                                          ------------
                                                             2,463,763
                                                          ------------

                 PUBLISHING--1.0%
         122,675 John Wiley & Sons, Inc..................    2,945,427
                                                          ------------

                 RAILROADS & EQUIPMENT--0.6%
          83,075 Genesee & Wyoming, Inc..................    1,690,576
                                                          ------------

                 REAL ESTATE INVESTMENT TRUST--4.4%
          70,700 Bedford Property Investors, Inc. (b)....    1,816,283
          35,525 CBL & Associates Properties, Inc. (b)...    1,422,776
         115,850 Corporate Office Properties Trust.......    1,625,376
          81,900 Heritage Property Investment Trust, Inc.    2,045,043
          80,600 LaSalle Hotel Properties................    1,128,400
          45,700 Liberty Property Trust..................    1,459,658
         150,400 RFS Hotel Investors, Inc. (b)...........    1,633,344
          51,375 The Macerich Co.........................    1,579,781
                                                          ------------
                                                            12,710,661
                                                          ------------

                 RETAIL--3.8%
          42,975 Ann Taylor Stores Corp. (b).............      877,550
          63,800 Chico's FAS, Inc. (b)...................    1,206,458
         110,825 Cole National Corp. (b).................    1,263,405
          40,500 Cost Plus, Inc. (b).....................    1,161,135
          92,050 Genesco, Inc. (b).......................    1,714,891
          33,500 Payless Shoesource, Inc. (b)............    1,724,245
          40,675 Petco Animal Supplies, Inc..............      953,381
          23,700 School Specialty, Inc...................      473,526
          98,500 The Men's Wearhouse, Inc................    1,689,275
                                                          ------------
                                                            11,063,866
                                                          ------------

                 SEMICONDUCTORS--3.0%
          72,750 Actel Corp. (b).........................    1,180,005
          60,125 Cree, Inc. (b)..........................      983,044
          67,200 Cymer, Inc..............................    2,167,200
         135,000 DSP Group, Inc. (b).....................    2,135,700
         132,775 Skyworks Solutions, Inc.................    1,144,520
          49,625 Varian Semiconductor Equipment, Inc.....    1,179,140
                                                          ------------
                                                             8,789,609
                                                          ------------

                 SOFTWARE--4.4%
          77,050 Acxiom Corp. (b)........................    1,185,029
         105,625 Autodesk, Inc...........................    1,510,437
         108,325 Borland Software Corp. (b)..............    1,332,397
         103,475 Business Objects S.A....................    1,552,125
          65,775 Documentum, Inc. (b)....................    1,030,037
          43,700 Hyperion Solutions Corp. (b)............    1,121,779

                See accompanying notes to financial statements.

                                   NEZF-124

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2002

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENT--2.1%


                                                               VALUE
       SHARES                                                (NOTE 1A)
       -----------------------------------------------------------------

               SOFTWARE--(CONTINUED)
        36,050 National Instruments Corp. (b).............. $  1,171,265
        62,575 NDCHealth Corp..............................    1,245,242
        19,425 Progress Software Corp. (b).................      251,554
       133,225 Quest Software, Inc.........................    1,373,550
        74,025 Serena Software, Inc. (b)...................    1,168,855
                                                            ------------
                                                              12,942,270
                                                            ------------

               TELECOMMUNICATIONS--2.7%
        55,725 Adtran, Inc. (b)............................    1,833,352
        50,900 Commonwealth Telephone Enterprises, Inc. (b)    1,824,256
       180,775 McData Corp.................................    1,283,503
        56,225 Newport Corp................................      706,186
       109,975 Nextel Partners, Inc........................      667,548
       134,175 Tekelec, Inc................................    1,402,129
                                                            ------------
                                                               7,716,974
                                                            ------------

               TRANSPORTATION--1.2%
        23,450 Landstar Systems, Inc. (b)..................    1,368,542
        91,425 SCS Transportation, Inc.....................      906,022
        53,325 Yellow Corp. (b)............................    1,343,310
                                                            ------------
                                                               3,617,874
                                                            ------------

               UTILITIES--0.5%
        57,150 American State Water Co.....................    1,323,023
                                                            ------------
               Total Common Stocks
                 (Identified Cost $281,422,978)............  287,527,766
                                                            ------------

            FACE                                              VALUE
           AMOUNT                                           (NOTE 1A)
         --------------------------------------------------------------

                    COMMERCIAL PAPER--2.1%
         $6,204,000 UBS Finance, Inc. 1.130%, 01/02/03... $  6,203,805
                                                          ------------
                    Total Short Term Investments
                      (Identified Cost $6,203,805).......    6,203,805
                                                          ------------
                    Total Investments--100.7%
                      (Identified Cost $287,626,783) (a).  293,731,571
                    Other assets less liabilities........   (2,011,453)
                                                          ------------
                    TOTAL NET ASSETS--100%............... $291,720,118
                                                          ============

(a)Federal Tax Information:
   At December 31, 2002 the net unrealized appreciation on investments based on cost of $288,337,404 for federal income tax purposes

   Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value over tax
    cost...................................................... $ 25,715,094
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value........  (20,320,927)
                                                               ------------
   Net unrealized appreciation................................ $  5,394,167
                                                               ============

(b)Non-income producing security.

                See accompanying notes to financial statements.

                                   NEZF-125

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

    ASSETS
      Investments at value........................            $293,731,571
      Cash........................................                     879
      Receivable for:
       Securities sold............................                 396,837
       Fund shares sold...........................               1,012,913
       Dividends and interest.....................                 316,379
                                                              ------------
      Total Assets................................             295,458,579
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  772,271
       Securities purchased.......................  2,700,839
       Withholding taxes..........................        592
      Accrued expenses:
       Management fees............................    224,846
       Service and distribution fees..............      1,220
       Deferred trustees fees.....................     15,109
       Other expenses.............................     23,584
                                                   ----------
        Total Liabilities.........................               3,738,461
                                                              ------------
    NET ASSETS....................................            $291,720,118
                                                              ============
      Net assets consist of:
       Capital paid in............................            $361,610,867
       Undistributed net investment income........                 150,254
       Accumulated net realized gains (losses)....             (76,145,791)
       Unrealized appreciation (depreciation) on
        investments...............................               6,104,788
                                                              ------------
    NET ASSETS....................................            $291,720,118
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($281,477,260 divided by 2,026,598
     shares of beneficial interest)...............            $     138.89
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($1,004 divided by 7 shares of beneficial
     interest)....................................            $     138.20
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($10,241,854 divided by 73,871 shares of
     beneficial interest).........................            $     138.65
                                                              ============
    Identified cost of investments................            $287,626,783
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

    INVESTMENT INCOME
      Dividends...............................             $  3,706,136 (a)
      Interest................................                  185,752
                                                           ------------
                                                              3,891,888
    EXPENSES
      Management fees......................... $3,149,457
      Service and distribution fees-Class E...      8,817
      Trustees fees and expenses..............     18,663
      Custodian...............................    136,278
      Audit and tax services..................     21,450
      Legal...................................      6,022
      Printing................................     50,820
      Insurance...............................      7,998
      Miscellaneous...........................      8,917
                                               ----------
      Total expenses before reductions........  3,408,422
      Expense reductions......................       (501)    3,407,921
                                               ----------  ------------
    NET INVESTMENT INCOME.....................                  483,967
                                                           ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................              (41,896,537)
    Unrealized appreciation (depreciation) on:
      Investments--net........................              (44,041,684)
                                                           ------------
    Net gain (loss)...........................              (85,938,221)
                                                           ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................             $(85,454,254)
                                                           ============

(a)Net of foreign taxes of $824.

                See accompanying notes to financial statements.

                                   NEZF-126

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED    YEAR ENDED
                                                                      DECEMBER 31,  DECEMBER 31,
                                                                          2002          2001
                                                                     -------------  ------------
FROM OPERATIONS
  Net investment income............................................. $     483,967  $    769,499
  Net realized gain (loss)..........................................   (41,896,537)  (32,346,108)
  Unrealized appreciation (depreciation)............................   (44,041,684)  (12,283,178)
                                                                     -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   (85,454,254)  (43,859,787)
                                                                     -------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................      (387,987)   (1,209,242)
    Class B.........................................................             0             0
    Class E.........................................................        (2,383)            0
                                                                     -------------  ------------
                                                                          (390,370)   (1,209,242)
                                                                     -------------  ------------
   Net realized gain
    Class A.........................................................             0   (31,241,788)
    Class B.........................................................             0             0
    Class E.........................................................             0             0
                                                                     -------------  ------------
                                                                                 0   (31,241,788)
                                                                     -------------  ------------
  TOTAL DISTRIBUTIONS...............................................      (390,370)  (32,451,030)
                                                                     -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (31,102,557)   (1,460,421)
                                                                     -------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  (116,947,181)  (77,771,238)

NET ASSETS
  Beginning of the year.............................................   408,667,299   486,438,537
                                                                     -------------  ------------
  End of the year................................................... $ 291,720,118  $408,667,299
                                                                     =============  ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the year................................................... $     150,254  $    409,305
                                                                     =============  ============

OTHER INFORMATION:
CAPITAL SHARES

 At December 31, 2002 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class E. Transactions in capital shares were as follows:

                                                                      YEAR ENDED               YEAR ENDED
                                                                  DECEMBER 31, 2002        DECEMBER 31, 2001
                                                               -----------------------  -----------------------
                                                                SHARES         $         SHARES         $
                                                               --------  -------------  --------  -------------
CLASS A
  Sales.......................................................  581,606  $  90,411,078   622,013  $ 111,483,186
  Reinvestments...............................................    2,394        387,987   188,013     32,451,030
  Redemptions................................................. (850,874)  (131,509,959) (828,374)  (147,420,571)
                                                               --------  -------------  --------  -------------
  Net increase (decrease)..................................... (266,874) $ (40,710,894)  (18,348) $  (3,486,355)
                                                               ========  =============  ========  =============
CLASS B
  Sales.......................................................        7  $       1,050         0  $           0
  Reinvestments...............................................        0              0         0              0
  Redemptions.................................................        0              0         0              0
                                                               --------  -------------  --------  -------------
  Net increase (decrease).....................................        7  $       1,050         0  $           0
                                                               ========  =============  ========  =============
CLASS E
  Sales.......................................................   71,859  $  11,219,299    12,577  $   2,102,272
  Reinvestments...............................................       13          2,383         0              0
  Redemptions.................................................  (10,104)    (1,614,395)     (474)       (76,338)
                                                               --------  -------------  --------  -------------
  Net increase (decrease).....................................   61,768  $   9,607,287    12,103  $   2,025,934
                                                               ========  =============  ========  =============
  Increase (decrease) derived from capital share transactions. (205,099) $ (31,102,557)   (6,245) $  (1,460,421)
                                                               ========  =============  ========  =============

                See accompanying notes to financial statements.

                                   NEZF-127

NEW ENGLAND ZENITH FUND

 LOOMIS SAYLES SMALL CAP SERIES

FINANCIAL HIGHLIGHTS


                                                                                                     CLASS A
                                                                                ------------------------------------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                                ------------------------------------------------
                                                                                  2002      2001      2000      1999      1998
                                                                                --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD........................................... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92
                                                                                --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.........................................................     0.14      0.34      0.42      0.51      1.24
 Net realized and unrealized gain (loss) on investments........................   (38.32)   (19.28)    10.13     48.23     (4.01)
                                                                                --------  --------  --------  --------  --------
 Total from investment operations..............................................   (38.18)   (18.94)    10.55     48.74     (2.77)
                                                                                --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income......................................    (0.18)    (0.53)    (0.01)    (0.53)    (1.24)
 Distributions from net realized capital gains.................................     0.00    (12.67)    (1.86)     0.00     (1.32)
 Distributions in excess of net realized capital gains.........................     0.00     (1.02)     0.00      0.00     (0.07)
                                                                                --------  --------  --------  --------  --------
 Total Distributions...........................................................    (0.18)   (14.22)    (1.87)    (0.53)    (2.63)
                                                                                --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD................................................. $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                                                                ========  ========  ========  ========  ========
TOTAL RETURN (%)...............................................................    (21.6)     (8.8)      5.2      31.8      (1.7)
Ratio of operating expenses to average net assets before expense reductions (%)     0.97      1.00      0.96      1.00      1.00
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)...........................................................................     0.97      1.00      0.95        --        --
Ratio of net investment income to average net assets (%).......................     0.14      0.18      0.22      0.34      0.88
Portfolio turnover rate (%)....................................................       99       111       148       146       111
Net assets, end of period (000)................................................ $281,477  $406,525  $486,439  $322,318  $238,589
The Ratios of operating expenses to average net assets without giving effect
 to the voluntary expense agreement would have been (%)........................       --      1.00      0.95      1.10      1.10


                                                                                     CLASS B                CLASS E
                                                                                 ---------------- -----------------------
                                                                                 JULY 30, 2002(A)              MAY 1, 2001(A)
                                                                                     THROUGH       YEAR ENDED     THROUGH
                                                                                   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                                       2002           2002          2001
                                                                                 ---------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................     $144.89        $177.03       $179.40
                                                                                     -------        -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..........................................................        0.00           0.03          0.07
 Net realized and unrealized gain (loss) on investments.........................       (6.69)        (38.32)        (2.44)
                                                                                     -------        -------       -------
 Total from investment operations...............................................       (6.69)        (38.29)        (2.37)
                                                                                     -------        -------       -------
LESS DISTRIBUTIONS
 Distributions from net investment income.......................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
 Total Distributions............................................................        0.00          (0.09)         0.00
                                                                                     -------        -------       -------
NET ASSET VALUE, END OF PERIOD..................................................     $138.20        $138.65       $177.03
                                                                                     =======        =======       =======
TOTAL RETURN (%)................................................................        (4.6)(b)      (21.6)         (1.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%).        1.22 (c)       1.12          1.15 (c)
Ratio of operating expenses to average net assets after expense reductions (%)
 (d)............................................................................        1.22 (c)       1.12          1.15 (c)
Ratio of net investment income to average net assets (%)........................        0.00 (c)      (0.01)         0.03 (c)
Portfolio turnover rate (%).....................................................          99 (c)         99           111 (c)
Net assets, end of period (000).................................................     $     1        $10,242       $ 2,142
The Ratios of operating expenses to average net assets without giving effect to
 the voluntary expense agreement would have been (%)............................          --             --          1.15

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

                                   NEZF-128

NEW ENGLAND ZENITH FUND

 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2002



1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Amended and Restated Agreement and Declaration of Trust dated October 30, 2000. The Fund is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies ("the Insurance Companies"), as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts. Each Series' shares may be divided into different classes. Currently the classes being offered by some or all series are named Class A, Class B, and Class E. The classes of a given Series' shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares.

The Fund's Amended and Restated Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate series (each a "Series"), with shares of each Series representing interests in a separate portfolio of assets. Each Series of the Fund other than Harris Oakmark Focused Value is diversified. Harris Oakmark Focused Value is non-diversified.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the Financial Statements of each Series. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. INVESTMENT VALUATION

   As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the State Street Research Money Market Series employs the amortized cost method of security valuation which the Fund's Board of Trustees (the "Board") has determined, approximates the fair market net asset value per share of the Series. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value. Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Trustees or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Series' adviser or subadviser acting under the supervision of the Board of Trustees, although the actual calculations may be made by a pricing service selected by the Series' adviser or subadviser and approved by the Board.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange or if there is no sale at the last bid price, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board. Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options, whether on securities, indices, or futures contracts, are valued at the last sale price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each

                                   NEZF-129

NEW ENGLAND ZENITH FUND
   day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Series and the U.S. dollar equivalent of the amounts actually received or paid by each Series. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY CONTRACTS--Certain Series may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Series' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Series' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Series' Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Series has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Series has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

   All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

D. OPTIONS--Certain Series may use options to hedge against changes in values of securities the Series owns or expects to purchase. Writing puts or buying calls tends to increase the Series' exposure to the underlying instrument and writing calls or buying puts tends to decrease the Series' exposure to the underlying instrument, or hedge other Series investments.

   For options purchased to hedge the Series' investments, the potential risk to the Series is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Series, the maximum loss is not limited to the premium initially received for the option.

   Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

                                   NEZF-130

NEW ENGLAND ZENITH FUND

E. REPURCHASE AGREEMENTS--Each Series, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Series' subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

F. FUTURES CONTRACTS--The Fund may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

G. MORTGAGE DOLLAR ROLLS--The Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series and State Street Research Bond Income Series may enter into mortgage "dollar rolls" in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2002 was approximately $18,005,400, $74,371,210, and $121,090,207 for the Strategic Bond
   Opportunities Series, U.S. Government Series, and Bond Income Series, respectively.

   Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

H. FEDERAL TAXES--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--State Street Research Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

At December 31, 2002 the following Series had capital loss carryovers expiring as shown below:

                                                                                         EXPIRING
                                                                     ------------------------------------------------
SERIES                                                     TOTAL       12/31/10     12/31/09    12/31/08    12/31/07
------                                                  ------------ ------------ ------------ ----------- ----------
State Street Research Bond Income Series............... $ 15,942,736 $          0 $          0 $15,942,736 $        0
Salomon Brothers Strategic Bond Opportunities Series...    5,776,341      312,419            0           0  5,463,922
MFS Total Return Series................................    5,664,709    5,664,709            0           0          0
Balanced Series........................................   29,176,725   13,005,887    7,456,224   8,714,614          0
Alger Equity Growth Series.............................  344,646,717  205,482,947  139,163,770           0          0
Zenith Equity Series...................................  143,355,622            0  143,355,622           0          0
Davis Venture Value Series.............................   80,021,817   49,957,944   30,063,873           0          0
Harris Oakmark Focused Value Series....................   16,142,802   13,474,861            0      38,479  2,629,462
Loomis Sayles Small Cap Series.........................   75,328,879   42,985,691   32,343,188           0          0
MFS Investors Trust Series.............................    5,947,536    2,952,272    2,846,681           0    148,583
MFS Research Managers Series...........................   22,864,689    9,265,962   13,598,727           0          0
FI Structured Equity Series............................  117,692,405   55,612,833   49,448,513  12,631,059          0
Capital Guardian U.S. Equity Series....................   11,736,498   11,736,498            0           0          0
Jennison Growth Series.................................   44,874,001   44,874,001            0           0          0
FI Mid Cap Opportunities Series........................      344,342      344,342            0           0          0

                                   NEZF-131

NEW ENGLAND ZENITH FUND

J. EXPENSE REDUCTIONS--Certain portfolio trades were directed to brokers who paid a portion of the Series' expenses. Amounts paid for each Series are shown as Expense Reductions in the Statement of Operations of the respective Series.

K. CHANGE IN ACCOUNTING POLICY--The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and effective January 1, 2001 began amortizing premiums on debt securities.

The effect of this change for the State Street Research Bond Income Series, the Salomon Brothers Strategic Bond Opportunities Series, the Salomon Brothers U.S. Government Series, the MFS Total Return Series and the Balanced Series for the year ended December 31, 2001, was to make the following reclassifications:

                                                     NET UNREALIZED
                                                     APPRECIATION/  NET INVESTMENT NET REALIZED
SERIES                                               (DEPRECIATION)     INCOME     GAIN/(LOSS)
------                                               -------------- -------------- ------------
State Street Research Bond Income Series............   $(284,628)     $(541,358)     $825,986
Salomon Brothers Strategic Bond Opportunities Series       1,216       (128,112)      126,896
Salomon Brothers U.S. Government Series.............      68,690        (80,071)       11,381
MFS Total Return Series.............................      26,464        (78,623)       52,159
Balanced Series.....................................     (48,260)       (53,213)      101,473

2. For the year ended December 31, 2002, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                                               PURCHASES                       SALES
                                                     ----------------------------- -----------------------------
                                                          U.S.                          U.S.
SERIES                                                 GOVERNMENT       OTHER        GOVERNMENT       OTHER
------                                               -------------- -------------- -------------- --------------
State Street Research Bond Income Series............ $2,563,984,322 $  733,481,176 $2,295,165,953 $  421,441,894
Salomon Brothers Strategic Bond Opportunities Series    231,608,259     79,575,419    216,252,759     66,257,039
Salomon Brothers U.S. Government Series.............  1,088,829,953              0    941,000,611              0
MFS Total Return Series.............................     51,365,747     77,742,645     50,830,480     89,946,029
Balanced Series.....................................     10,603,612     47,836,941     15,769,845     50,869,431
Alger Equity Growth Series..........................              0  1,459,900,003              0  1,515,226,631
Zenith Equity Series................................  1,257,357,630  2,020,736,569  1,258,425,415  2,217,553,121
Davis Venture Value Series..........................              0    365,095,311              0    200,635,259
Harris Oakmark Focused Value Series.................              0    321,450,411              0     53,218,660
Loomis Sayles Small Cap Series......................              0    339,593,326              0    366,552,653
MFS Investors Trust Series..........................              0     35,724,224              0     16,944,716
MFS Research Managers...............................              0     38,191,783              0     40,202,555
FI Structured Equity Series.........................              0    953,577,092              0    629,782,271
Capital Guardian US Equity Series...................              0    459,853,258              0     63,447,181
Jennison Growth Series..............................              0    598,367,225              0    178,587,309
FI Mid Cap Opportunities Series.....................         34,870     12,092,169         25,000      6,312,892

                                   NEZF-132

NEW ENGLAND ZENITH FUND

3. MetLife Advisers, LLC ("MLA") acts as adviser to all of the Series. Separate advisory agreements for each Series provide for management fees payable by the Series as set forth below:

                                                                         MANAGEMENT
                                                                        FEES EARNED
                                                                         BY MLA FOR
                                                                          THE YEAR      ANNUAL
                                                                           ENDED      PERCENTAGE
                                                                        DECEMBER 31, RATES PAID TO
SERIES                                                                      2002        ADVISER
------                                                                  ------------ -------------
State Street Research Money Market Series..............................  $1,214,856      0.350%
                                                                                         0.300%
                                                                                         0.250%
State Street Research Bond Income Series...............................   3,086,918      0.400%
                                                                                         0.350%
                                                                                         0.300%
                                                                                         0.250%
Salomon Brothers Strategic Bond Opportunities Series...................     833,573      0.650%
Salomon Brothers U.S. Government Series................................     915,362      0.550%
MFS Total Return Series................................................     742,233      0.500%
Balanced Series........................................................     889,539      0.700%
                                                                                         0.675%
Alger Equity Growth Series.............................................   4,584,842      0.750%
                                                                                         0.700%
Zenith Equity Series (January 1, 2002--April 30, 2002) (a).............   2,675,372      0.700%
                                                                                         0.650%
                                                                                         0.600%
                                                                                         0.550%
Davis Venture Value Series.............................................   6,661,085      0.750%
                                                                                         0.700%
Harris Oakmark Focused Value Series....................................   4,106,122      0.750%
Loomis Sayles Small Cap Series.........................................   3,149,457      0.900%
                                                                                         0.850%
MFS Investors Trust Series.............................................     216,486      0.750%
MFS Research Managers Series...........................................     264,416      0.750%
FI Structured Equity Series............................................   3,107,520      0.700%
                                                                                         0.650%
                                                                                         0.600%
                                                                                         0.550%
Capital Guardian US Equity Series (May 1, 2002--December 31, 2002).....   1,516,336      0.700%
                                                                                         0.650%
                                                                                         0.600%
                                                                                         0.550%
Jennison Growth Series Series (May 1, 2002--December 31, 2002).........   1,576,283      0.700%
                                                                                         0.650%
                                                                                         0.600%
                                                                                         0.550%
FI Mid Cap Opportunities Series Series (May 1, 2002--December 31, 2002)      20,552      0.800%
                                                                                         0.750%
                                                                                         0.700%




                                                                                      BASED ON
                                                                           SERIES AVERAGE DAILY NET ASSET
SERIES                                                                              VALUE LEVELS
------                                                                  ------------------------------------
State Street Research Money Market Series.............................. Of the first $1 billion
                                                                        Of the next $1 billion
                                                                        Of amounts in excess of $2 billion
State Street Research Bond Income Series............................... Of the first $1 billion
                                                                        Of the next $1 billion
                                                                        Of the next $1 billion
                                                                        Of amounts in excess of $3 billion
Salomon Brothers Strategic Bond Opportunities Series................... Of all assets
Salomon Brothers U.S. Government Series................................ Of all assets
MFS Total Return Series................................................ Of all assets
Balanced Series........................................................ Of the first $200 million
                                                                        Of amounts in excess of $200 million
Alger Equity Growth Series............................................. Of the first $1 billion
                                                                        Of amounts in excess of $1 billion
Zenith Equity Series (January 1, 2002--April 30, 2002) (a)............. Of the first $200 million
                                                                        Of the next $300 million
                                                                        Of the next $1.5 billion
                                                                        Of amounts in excess of $2 billion
Davis Venture Value Series............................................. Of the first $1 billion
                                                                        Of amounts in excess of $1 billion
Harris Oakmark Focused Value Series.................................... Of all assets
Loomis Sayles Small Cap Series......................................... Of the first $500 million
                                                                        Of amounts in excess of $500 million
MFS Investors Trust Series............................................. Of all assets
MFS Research Managers Series........................................... Of all assets
FI Structured Equity Series............................................ Of the first $200 million
                                                                        Of the next $300 million
                                                                        Of the next $1.5 billion
                                                                        Of amounts in excess of $2 billion
Capital Guardian US Equity Series (May 1, 2002--December 31, 2002)..... Of the first $200 million
                                                                        Of the next $300 million
                                                                        Of the next $1.5 billion
                                                                        Of amounts in excess of $2 billion
Jennison Growth Series Series (May 1, 2002--December 31, 2002)......... Of the first $200 million
                                                                        Of the next $300 million
                                                                        Of the next $1.5 billion
                                                                        Of amounts in excess of $2 billion
FI Mid Cap Opportunities Series Series (May 1, 2002--December 31, 2002) Of the first $250 million
                                                                        Of the next $500 million
                                                                        Of amounts in excess of $750 million

(a)Prior to May 1, 2002 the management fee payable by the Zenith Equity Series had been paid to MLA. Effective May 1, 2002 there are no management fees charged to this Series.

   SUBADVISORY FEES. MLA has subcontracted day-to-day portfolio management responsibilities to each of the following subadvisers: State Street Research & Management Company, a subsidiary of MetLife, ("State Street Research") for the State Street Research Bond Income Series and State Street Research Money Market Series; Salomon Brothers Asset Management Inc. for the Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series; Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap Series; Wellington Management Company, LLP ("Wellington") for the Balanced Series; Fred Alger Management, Inc. ("Alger") for the Alger Equity Growth Series; Davis Selected Advisers, L.P. ("Davis") for the Davis Venture Value Series; Harris Associates, L.P. ("Harris") for the Harris Oakmark Focused Value Series; Massachusetts Financial Services Company ("MFS") for the MFS Investors Trust Series, MFS Total Return Series and MFS Research Managers Series; Fidelity Management & Research Company ("FMR") for the FI Mid Cap Opportunities Series and FI Structured Equity Series; Capital Guardian Trust Company ("Capital Guardian") for the Capital Guardian US Equity Series; Jennison Associates LLC ("Jennison") for the Jennison

                                   NEZF-133

NEW ENGLAND ZENITH FUND

Growth Series. Prior to May 1, 2002 Capital Growth Management Limited Partnership served as subadviser to the Capital Growth Series. Effective May 1, 2002 the Capital Growth Series became a fund of funds investing in other Series of the Fund and was renamed Zenith Equity Series. Prior to May 1, 2002 Westpeak Investment Advisers, L.P. served as subadviser to the Westpeak Growth and Income Series. Effective May 1, 2002 FMR became subadviser to the Series and the name was changed to FI Structured Equity Series. MLA is a Delaware limited liability company. New England Life Holdings, Inc. ("NELHI"), a wholly-owned subsidiary of NELICO, owns all of the voting interests in MLA. NELICO is an indirect wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MLA, other than NELHI, include each insurance company the separate accounts of which invest in registered investment companies to which MLA serves as investment adviser. Other than NELHI, each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MLA in proportion to the profit and loss of MLA attributable to customers of that insurance company. MLA paid each sub-adviser as shown below for providing sub-advisory services to the Series:

                                                                    FEES EARNED BY SUBADVISERS FOR THE
SERIES                                                                 YEAR ENDED DECEMBER 31, 2002
------                                                              ----------------------------------
State Street Research Money Market Series..........................             $  335,326
State Street Research Bond Income Series...........................              1,283,403
Salomon Brothers Strategic Bond Opportunities Series...............                409,726
Salomon Brothers U.S. Government Series............................                368,410
MFS Total Return Series............................................                321,894
Balanced Series....................................................                399,462
Alger Equity Growth Series.........................................              2,436,979
Capital Growth Series (January 1, 2002--April 30, 2002)............              1,543,166
Davis Venture Value Series.........................................              3,408,506
Harris Oakmark Focused Value Series................................              2,210,558
Loomis Sayles Small Cap Series.....................................              1,562,260
MFS Investors Trust Series.........................................                115,459
MFS Research Managers Series.......................................                141,022
Westpeak Growth and Income Series (January 1, 2002--April 30, 2002)                342,599
FI Structured Equity Series (May 1, 2002--December 31, 2002).......              1,649,931
Capital Guardian US Equity Series (May 1, 2002--December 31, 2002).                925,385
Jennison Growth Series (May 1, 2002--December 31, 2002)............                962,275
FI Mid Cap Opportunities Series (May 1, 2002--December 31, 2002)...                 14,130

   SERVICE AND DISTRIBUTION FEES. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B and Class E Shares. The Fund has entered into a Distribution Agreement with New England Securities Corporation as distributor. Under the Distribution Agreement, the Class B and Class E shares of the Fund pay a service fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for providing personal and account maintenance services relating to the Class B and Class E shares of the Series. The fee under the Distribution Agreement for each applicable class of a Series' Shares is calculated as a percentage of that portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Series for the year ended December 31, 2002 are shown as Service and Distribution fees in the Statement of Operations of the respective Series.

   EXPENSE AGREEMENT. Pursuant to an Expense Agreement, relating to the, Salomon Brothers U.S. Government Series, MFS Investors Trust Series, MFS Research Managers Series and FI Mid Cap Opportunities Series, MLA has agreed, until April 30, 2003, to pay expenses allocable to each class of shares of the Series (exclusive of any amortization of expenses, brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of each Series' net assets allocable to each class as set forth below, subject to the obligation of each Series to repay MLA such expenses in future years, if any, when the Series' expenses fall below that percentage. The obligations of the respective Series to repay any expenses paid by MLA are limited to two years for the Salomon Brothers U.S. Government, three years for the MFS Investors Trust and MFS Research Managers and five years for the FI Mid Cap Opportunities Series, after the fiscal year in which such expenses were incurred.

                                   NEZF-134

NEW ENGLAND ZENITH FUND

For the year ended December 31, 2002, the maximum expense ratio for each Series after giving effect to the foregoing arrangements and the amounts of expenses deferred for each Series, are as follows:

                                                 MAXIMUM EXPENSE RATIO
                                                     UNDER CURRENT
                                                   EXPENSE AGREEMENT
                                                ----------------------
        SERIES                                  CLASS A CLASS B CLASS E
        ------                                  ------- ------- -------
        MFS Investors Trust Series.............  0.90%   1.15%   1.05%
        MFS Research Managers Series...........  0.90%    N/A    1.05%
        Salomon Brothers U.S. Government Series  0.70%   0.95%   0.85%
        FI Mid Cap Opportunities Series........  0.95%   1.20%   1.10%

                                                             EXPENSES DEFERRED IN
                                        ---------------------------------------------------------------
                                         1999     2000     2000    2001    2001   2002   2002    2002
                                        ------- -------- -------- ------- ------- ---- -------- -------
                                                   (SUBJECT TO REPAYMENT UNTIL DECEMBER 31,)
                                        ---------------------------------------------------------------
SERIES                                   2002     2002     2003    2003    2004   2004   2005    2007
------                                  ------- -------- -------- ------- ------- ---- -------- -------
MFS Investors Trust Series............. $38,953       -- $ 87,655      -- $96,274   -- $126,450      --
MFS Research Managers Series...........  39,708       --  109,531      --  76,976   --   85,515      --
Salomon Brothers U.S. Government Series      --       --       -- $11,105      -- None       --      --
FI Mid Cap Opportunities Series........      --       --       --      --      --   --       -- $89,170

For the year ended December 31, 2002 the amount of deferred expense recovered by MLA from each Series subject to the Expense Agreement is set forth below:

                                        DEFERRED EXPENSES DEFERRED EXPENSES DEFERRED EXPENSES
                                        RECOVERED BY MLA  RECOVERED BY MLA  RECOVERED BY MLA
SERIES                                      FROM 1999         FROM 2000         FROM 2001
------                                  ----------------- ----------------- -----------------
MFS Investors Trust Series.............       None               None              None
MFS Research Managers Series...........       None               None              None
Salomon Brothers U.S. Government Series       None             $5,975            $8,023

4. TRUSTEE COMPENSATION--The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, MLA or their affiliates, other than affiliated registered investment companies. Each other trustee receives a retainer fee at the annual rate of $25,000 and meeting fees of $3,500 for each meeting of the Board of Trustees, and $1,000 for each meeting of the Audit Committee. The chairmen of the Contract Review Committee and the Audit Committee receive an additional annual retainer fee of $6,000 and $4,000, respectively. These fees are allocated to the various Series and, prior to November 1, 2002, the New England Variable Annuity Fund I, based upon a formula that takes into account among other factors, the relative net assets of each Series. Prior to November 1, 2002, each trustee was also a manager of the New England Variable Annuity Fund
I. A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date. Deferred amounts remain in the Series until distributed in accordance with the plan.

5. ACQUISITIONS--On April 26, 2002, the New England Zenith Fund State Street Research Money Market Series (Zen-MM) acquired all of the net assets of the Metropolitan Series Fund State Street Research Money Market Portfolio (Met-MM) pursuant to a plan of reorganization approved on April 26, 2002. The acquisition was accomplished by a tax free exchange of 541,164 shares of Zen-MM Class A shares (valued at $54.1 million) in exchange for the 5,340,257 Class A shares of Met-MM outstanding (valued at $54.1 million) on April 26, 2002.

The aggregate net assets of Zen-MM and Met-MM immediately before the acquisition were $281,378,082 and $54,116,352, respectively. The aggregate net assets of Zen-MM immediately after the acquisition were $335,494,434.

On April 26, 2002, the New England Zenith Fund State Street Research Bond Income Series (Zen-BI) acquired all of the net assets of the Metropolitan Series Fund State Street Research Income Portfolio (Met-IP) pursuant to a plan of reorganization approved on April 26, 2002. The acquisition was accomplished by a tax free exchange of 5,303,552 Class A shares and 23,167 Class E Shares of Zen-BI (valued at $562.0 million and $2.5 million, respectively) in exchange for the 45,198,861 Class A shares and 196,747 Class E Shares of Met-IP outstanding (valued at $562.0 million and $2.5 million, respectively) on April 26, 2002.

                                   NEZF-135

NEW ENGLAND ZENITH FUND

The $564.5 million of Met-IP assets included $8.3 million of unrealized appreciation which was combined with the unrealized appreciation of Zen-BI.

The aggregate net assets of Zen-BI and Met-IP immediately before the acquisition were $371,427,913 and $564,463,688, respectively. The aggregate net assets of Zen-BI immediately after the acquisition were $935,891,601.

6. SUBSEQUENT EVENT--On December 12, 2002 the Board of Trustees of the Fund approved the acquisition of the Money Market Fund of the General American Capital Company ("GACC-MM") by the State Street Research Money Market Series of the Fund ("Zen-MM"), subject to the approval of the shareholders of the GACC-MM. On or about April 25, 2003 the shareholders of the GACC-MM are expected to vote on a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the GACC-MM by the Zen-MM in exchange for shares of Zen-MM and the assumption by Zen-MM of the liabilities of GACC-MM. If approved by shareholders, the reorganization will close on or about April 28, 2003.

On December 12, 2002 the Board of Trustees of the Fund voted to approve, subject to shareholder approval, a proposal to reorganize each Series of the Fund into a newly organized series of the Metropolitan Series Fund, Inc. On or about April 25, 2003 the shareholders of the Fund's Series are expected to vote on the proposed reorganization. If approved by shareholders, the reorganizations will close on or about April 28, 2003.

                                   NEZF-136

NEW ENGLAND ZENITH FUND

 REPORT OF INDEPENDENT AUDITORS


To the Policyholders and Board of Trustees of New England Zenith Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of New England Zenith Fund (the "Fund") comprising the State Street Research Money Market Series, Salomon Brothers Strategic Bond Opportunities Series, Salomon Brothers U.S. Government Series, State Street Research Bond Income Series, Balanced Series, MFS Total Return Series, Alger Equity Growth Series, Capital Guardian U.S. Equity Series, Davis Venture Value Series, FI Structured Equity Series (formerly known as Westpeak Growth and Income Series), Jennison Growth Series, MFS Investors Trust Series, MFS Research Managers Series, Zenith Equity Series (formerly known as Capital Growth Series), FI Mid Cap Opportunities Series, Harris Oakmark Focused Value Fund (formerly known as Harris Oakmark Mid Cap Value Series) and Loomis Sayles Small Cap Series--(the "Series") as of December 31, 2002, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting New England Zenith Fund as of December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the respective periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 12, 2003

                                   NEZF-137

NEW ENGLAND ZENITH FUND

 TRUSTEES AND OFFICERS


Information about the Fund's Board of Trustees appears below. Each Trustee is responsible for overseeing all seventeen Series of the Fund. There is no limit to the term a Trustee may serve. The Fund's Statement of Additional Information has further information about the Trustees and is available without charge by calling (800) 356-5015.

INTERESTED TRUSTEES

Each Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that each is an employee of MetLife, which is an affiliate of MLA, the investment adviser to the Fund.

                            CURRENT
                          POSITION(S)  POSITION(S) PRINCIPAL OCCUPATIONS
NAME AND ADDRESS      AGE WITH FUND(1) HELD SINCE  OVER PAST FIVE YEARS, INCLUDING OTHER DIRECTORSHIPS
----------------      --- ------------ ----------  ---------------------------------------------------
Mary Ann Brown        51    Trustee       1999     Senior Vice President, of Individual Business Product
Metropolitan Life                                  Management, MetLife; President, New England Products and
Insurance Company                                  Services, MetLife; Director, Chairman, Chief Executive
501 Boylston Street                                Officer and President, New England Pension and Annuity
Boston, MA 02116                                   Company; Senior Vice President, New England Life Holdings,
                                                   Inc.; Director of RGA (reinsurance)*, Exeter Reinsurance
                                                   Company, MetLife Investors Distribution Company and
                                                   National Association of Variable Annuities; formerly,
                                                   President and Chief Executive Officer, Atlantic
                                                   International Reinsurance Company; formerly, Director,
                                                   Swiss Re New Markets (reinsurance).
Anne M. Goggin        54    Trustee       1995     Chief Counsel, Individual Business, MetLife; Director,
MetLife Advisers, LLC                              Chairman of the Board and President Metropolitan Series
501 Boylston Street       Chairman of     1999     Fund, Inc. ("Met Series Fund")* since 2002; Senior Vice
Boston, MA 02116           the Board               President and General Counsel, MetLife; Chair of the Board
                                                   of Managers, President and Chief Executive Officer, MLA;
                                                   Director, New England Securities Corporation ("NES");
                                                   formerly, General Counsel, Secretary and Clerk, NES,
                                                   1993-1999.

NON-INTERESTED TRUSTEES

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

                           CURRENT
                         POSITION(S)  POSITION(S) PRINCIPAL OCCUPATIONS
NAME AND ADDRESS     AGE WITH FUND(1) HELD SINCE  OVER PAST FIVE YEARS, INCLUDING OTHER DIRECTORSHIPS
----------------     --- ------------ ----------  ---------------------------------------------------
Nancy Hawthorne      51    Trustee       1995     Formerly Chairman of the Board, WorldClinic (a distance
60 Hyslop Road                                    medicine company); Formerly Director, Perini Corporation
Brookline, MA 02146                               (construction)*; Director, Avid Technologies (computer
                                                  software company)*; Formerly Director, CGU (property and
                                                  casualty insurance company); Formerly Director, Beacon
                                                  Power Corporation (energy)*; Chief Executive Officer,
                                                  Clerestory LLC (corporate financial advisor); formerly,
                                                  Chief Executive Officer and Managing Partner, Hawthorne,
                                                  Krauss and Associates (corporate financial advisor);
                                                  formerly, Chief Financial Officer and Executive Vice
                                                  President, Continental Cablevision, subsequently renamed
                                                  MediaOne (a cable television company); formerly Director,
                                                  Life F/X, Inc.
Dale Rogers Marshall 65    Trustee       1995     President, Wheaton College; formerly, Academic Dean,
Wheaton College                                   Wellesley College.
26 East Main Street
Norton, MA 02766
John J. Arena        65    Trustee       1996     Formerly, Vice Chairman of the Board of Directors of Bay
330 Beacon Street                                 Banks, Inc. and President, Bay Banks Investment Management.
Boston, MA 02116
John W. Flynn        63    Trustee       1996     Formerly, Vice Chairman, Chief Financial Officer, Fleet
791 Main Street                                   Financial Group (banking).
Warren, RI 02885
John T. Ludes        66    Trustee       1996     Formerly, Vice Chairman, President and Chief Operating
57 Water Street                                   Officer, Fortune Brands/American Brands (global
Marion, MA 02738                                  conglomerate); formerly, President and CEO, Acushnet
                                                  Company (athletic equipment).
Edward A. Benjamin   64    Trustee       1999     Director, Precision Optics Corporation (optics
71 Sierra Rosa Loop                               manufacturer); Director, Coal Energy Investments &
Santa Fe, NM 87501                                Management, LLC; formerly, Partner, Ropes & Gray (law firm)
                                                  until 1999.

                                   NEZF-138

NEW ENGLAND ZENITH FUND

OFFICERS

                            CURRENT
                          POSITION(S)  POSITION(S)
NAME AND ADDRESS      AGE WITH FUND(1) HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS
----------------      --- ------------ ----------- ------------------------------------------
John F. Guthrie, Jr.  59  Senior Vice     1995     Director and Senior Vice President, MLA; Senior Vice
MetLife Advisers, LLC      President               President, Met Series Fund, since 2002; Vice President,
501 Boylston Street                                MetLife.
Boston, MA 02116
Peter Duffy           47     Vice         2002     Senior Vice President, MLA, since December 1998; Vice
MetLife Advisers, LLC      President      1998     President and Treasurer, Met Series Fund, since 2002;
501 Boylston Street        Treasurer               Second Vice President, MetLife; formerly, Senior Vice
Boston, MA 02116                                   President, New England Funds, L.P.
Thomas M. Lenz        44     Vice         2002     Assistant General Counsel, MetLife; General Counsel and
MetLife Advisers, LLC      President      1998     Secretary, MLA, since December 1998; Vice President and
501 Boylston Street        Secretary               Secretary, Met Series Fund, since 2002; formerly, Vice
Boston, MA 02116                                   President, State Street Bank and Trust Company.
David W. Allen        45  Senior Vice     2002     Head of Individual Life Product Management, MetLife; Senior
Metropolitan Life          President               Vice President, Met Series Fund, since 2002.
Insurance Company
501 Boylston Street
Boston, MA 02116
Hugh McHaffie         44  Senior Vice     2002     Senior Vice President, MetLife, since 1999; Senior Vice
Metropolitan Life          President               President, Met Series Fund; formerly, Vice President,
Insurance Company                                  Manufacturers Life North America.
501 Boylston Street
Boston, MA 02116
Thomas C. McDevitt    47     Vice         1995     Vice President, MLA; Vice President, Met Series Fund, since
MetLife Advisers, LLC      President               2002.
501 Boylston Street
Boston, MA 02116

1 Previous positions during the past five years with the Fund, MetLife, MLA, Metropolitan Series Fund, Inc., New England Financial, New England Funds, L.P., or NES are omitted if not materially different. Ms. Goggin also serves as a Director of Metropolitan Series Fund, Inc., an investment company consisting of twenty portfolios for which MLA serves as investment adviser.

* Indicates directorships held by a trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

                                   NEZF-139

NEW ENGLAND ZENITH FUND

 FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY



 * The views expressed in the Management's Discussion and Analysis, for each Series, are those of the Portfolio Manager as of December 31, 2002 and are subject to change based on market and other conditions. Information about a portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

 (1) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S.
            Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (2) Lehman Brothers Government/Credit Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (3) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (4) Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The index performance has not been adjusted for ongoing management, distributions and operating expenses and sales charges applicable to mutual fund investments.

 (5) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with investment objectives similar to those of the subject Series as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (6) Russell Midcap Index(R) consists of 800 mid-capitalization stocks having an average market capitalization of $3.6 billion as of the latest reconstitution (May 31, 2002). The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (7) Russell Midcap Value Index(R) measures the performance of those Russell
             Midcap companies with lower price-to-book ratios and lower forecasted growth values.

 (8) Russell 2000 Index(R) consists of 2000 small market capitalization stocks having an average market capitalization of $490 million as of the latest reconstitution (May 31, 2002). The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (9) Salomon Brothers High Yield Market Index measurers the performance of cash pay and deferred interest bonds.

(10) Standard & Poor's 500 Index(R) (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(11) The Standard & Poor's MidCap 400 Index(R) is an unmanaged Index measuring the performance of the mid-size company segment of the U.S. market. The index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

                                   NEZF-140